USAA TAX EXEMPT FUND, INC.
                 August 1, 1995  PROSPECTUS
              As Supplemented December 1, 1995

USAA Long-Term Fund, USAA Intermediate-Term Fund, USAA
Short-Term Fund and USAA Tax Exempt Money Market Fund
(collectively, the Funds) are four of ten no-load mutual funds offered by USAA Tax Exempt Fund, Inc. (the
Company).  The Funds are managed by USAA Investment
Management Company (the Manager).

  WHAT ARE THE INVESTMENT
  OBJECTIVES AND POLICIES?
     The Funds have a common objective of providing
investors with interest income that is exempt from
federal income tax.   The Tax Exempt Money Market Fund
has  a further objective of preserving capital and
maintaining liquidity.
     The Long-Term, Intermediate-Term, and Short-Term
Funds invest primarily in investment grade tax-exempt
securities differentiated by maturity limitations.
The average weighted portfolio maturity for the Long-Term
Fund is 10 years or more,  the Intermediate-Term Fund is
between 3 and 10 years, and the Short-Term Fund is  3
years or less.  Page 11.
     The Tax Exempt Money Market Fund invests in high quality tax-exempt securities with maturities of 397 days or less. The Manager will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The
Fund will endeavor to maintain a constant net asset value per share of $1.00. Page 12.

  HOW DO YOU BUY?
     Fund shares are sold on a continuous basis at the net asset value per share without a sales charge. Make your initial investment directly with the Manager by mail or in person. Page 15.

  HOW DO YOU SELL?
     You may redeem shares of a Fund by mail, telephone, fax, or telegraph on any day that the net asset value is calculated. Page 17.

     This Prospectus, which should be read and retained for future reference, provides information regarding the Company and the Funds that you should know before investing.

     Shares of the USAA Funds are not deposits or other obligations of, or guaranteed by the USAA Federal Savings
Bank, are not insured by the FDIC or any other Government
Agency, and are subject to market risks.

     If you would like more information, a STATEMENT OF
ADDITIONAL INFORMATION (SAI) dated August 1, 1995, is available upon request and without charge by writing to USAA TAX EXEMPT FUND, INC., 9800 Fredericksburg Rd., San
Antonio, TX 78288, or by calling 1-800-531-8181. The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
 SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
      COMMISSION NOR HAS THE SECURITIES AND EXCHANGE
       COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF
          THIS PROSPECTUS.  ANY REPRESENTATION TO
            THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE TAX EXEMPT MONEY MARKET FUND IS NEITHER
    INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND
          THERE CAN BE NO ASSURANCE THAT THE FUND
          WILL BE ABLE TO MAINTAIN A STABLE NET
              ASSET VALUE OF $1.00 PER SHARE.



                     TABLE OF CONTENTS


                                                       Page
                       SUMMARY DATA
     Fees and Expenses                                  3
     Financial Highlights                               4
     Performance Information                            8

                    USING MUTUAL FUNDS
     USAA Family of No-Load Mutual Funds                9
     Using Mutual Funds in an Investment Program       10

             INVESTMENT PORTFOLIO INFORMATION
     Investment Objectives and Policies                11
         Long-Term Fund                                11
         Intermediate-Term Fund                        11
         Short-Term Fund                               11
         Tax-Exempt Money Market Fund                  12
     Other Investment Information                      13

                  SHAREHOLDER INFORMATION
     Purchase of Shares                                15
     Redemption of Shares                              17
     Conditions of Purchase and Redemption             19
     Exchanges                                         20
     Other Services                                    20
     Share Price Calculation                           21
     Dividends, Distributions and Taxes                22
     Management of the Company                         24
     Description of Shares                             25
     Service Providers                                 26
     Telephone Assistance Numbers                      26




                     FEES AND EXPENSES

The following summary is provided to assist you in understanding the expenses you will bear directly or indirectly.

Shareholder Transaction Expenses (applicable to each Fund)
-----------------------------------------------------------------------------
Sales Load Imposed on Purchases                   None
Sales Load Imposed on Reinvested Dividends        None
Deferred Sales Load                               None
Redemption Fee*                                   None
Exchange Fee                                      None


Annual Fund Operating Expenses (as a percentage of average net assets)
-----------------------------------------------------------------------------

                                         Intermediate-             Tax Exempt
                              Long-Term      Term     Short-Term  Money Market
                                 Fund        Fund        Fund        Fund
Management Fees                   .28%        .28%        .28%        .28%
12b-1 Fees                        None        None        None        None
Other Expenses
     Transfer Agent Fees**     .07%        .08%        .09%        .06%
     Custodian Fees            .01%        .02%        .02%        .02%
     All Other Expenses        .02%        .02%        .03%        .03%
                               ----        ----        ----        ----
Total Other Expenses              .10%        .12%        .14%        .11%
                                  ----        ----        ----        ----
Total Fund Operating Expenses     .38%        .40%        .42%        .39%
                                  ====        ====        ====        ====
-----------------------------------------------------------------------------
 * A shareholder who requests delivery of redemption proceeds by wire transfer will be subject to a $10 fee. See Redemption of Shares -
    Bank Wire Redemption.
** The Funds pay USAA Shareholder Account Services an annual fixed fee per account for its services. See Transfer Agent in the SAI, page 14.



Example of Effect of Fund Expenses
-----------------------------------------------------------------------------
An investor would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return and (2) redemption at the end of the periods shown:

                                  1 year    3 years    5 years    10 years
                                  ------    -------    -------    --------
     Long-Term Fund                 $ 4       $ 12      $ 21        $ 48
     Intermediate-Term Fund         $ 4       $ 13      $ 22        $ 51
     Short-Term Fund                $ 4       $ 13      $ 24        $ 53
     Tax Exempt Money Market Fund   $ 4       $ 13      $ 22        $ 51

The above example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.




                    FINANCIAL HIGHLIGHTS

The following per share operating performance for a share outstanding throughout each period in the ten-year period ended March 31, 1995, has been derived from financial statements audited by KPMG Peat Marwick LLP. This table should be read in conjunction with the financial statements and related notes that appear in the Funds' Annual Report.
Further performance information is contained in the Annual
Report and is available upon request without charge.


          NET ASSET              NET REALIZED  DISTRIBUTIONS
          VALUE AT      NET          AND         FROM NET      DISTRIBUTIONS
FISCAL    BEGINNING  INVESTMENT  UNREALIZED     INVESTMENT      OF REALIZED
 YEAR     OF PERIOD    INCOME    GAIN (LOSS)      INCOME       CAPITAL GAINS
ENDED        ($)        ($)         ($)             ($)             ($)

LONG-TERM FUND:
March 31,
     1986   11.88      1.13        1.64           (1.13)             -
     1987   13.52      1.04         .52           (1.04)           (.08)
     1988   13.96       .97       (1.30)           (.97)           (.22)
     1989   12.44       .96         .22            (.96)             -
     1990   12.66       .95         .35            (.95)             -
     1991   13.01       .94         .12            (.94)             -
     1992   13.13       .92         .41            (.92)             -
     1993   13.54       .88         .75            (.88)           (.08)
     1994   14.21       .81        (.44)           (.82)*          (.56)
     1995   13.20       .79        (.16)           (.78)           (.09)

INTERMEDIATE-TERM FUND:
March 31,
     1986   11.19      .98         1.08            (.98)             -
     1987   12.27      .88          .11            (.88)             -
     1988   12.38      .84         (.58)           (.84)           (.02)
     1989   11.78      .83         (.14)           (.83)             -
     1990   11.64      .83          .23            (.83)             -
     1991   11.87      .82          .13            (.82)             -
     1992   12.00      .79          .29            (.79)             -
     1993   12.29      .74          .61            (.74)             -
     1994   12.90      .69         (.29)           (.69)           (.13)
     1995   12.48      .69          .05            (.69)           (.03)



                 FINANCIAL HIGHLIGHTS   cont.


                                                     RATIO OF NET
   NET ASSET                            RATIO OF      INVESTMENT
   VALUE AT               NET ASSETS    EXPENSES        INCOME
      END       TOTAL       AT END     TO AVERAGE     TO AVERAGE    PORTFOLIO
   OF PERIOD   RETURN     OF PERIOD    NET ASSETS     NET ASSETS    TURNOVER
      ($)        (%)**      ($000)        (%)             (%)         (%)

Long-Term Fund
     13.52      24.28       648,076       .50            8.94        122.18
     13.96      12.13     1,039,057       .49            7.64         82.51
     12.44      (2.01)      823,375       .51            7.75        169.38
     12.66       9.72       975,285       .45            7.58        124.07
     13.01      10.44     1,172,842       .43            7.23         91.52
     13.13       8.46     1,355,321       .40            7.22         91.41
     13.54      10.39     1,638,848       .40            6.83         76.28
     14.21      12.46     1,882,882       .39            6.35         88.27
     13.20       2.36     1,831,693       .38            5.69        109.28
     12.96       5.07     1,774,643       .38            6.23        163.38


Intermediate-Term Fund
     12.27      19.08       201,302       .57            8.36         79.61
     12.38       8.32       402,842       .60            7.07         90.86
     11.78       2.34       345,997       .56            7.16        138.82
     11.64       6.04       401,026       .49            7.10        112.69
     11.87       9.29       471,381       .46            6.95         62.28
     12.00       8.30       575,770       .43            6.91         66.26
     12.29       9.24       893,874       .44            6.45         66.57
     12.90      11.29     1,374,159       .42            5.85         74.02
     12.48       3.06     1,559,183       .40            5.30         69.45
     12.50       6.16     1,529,750       .40            5.63         72.00




                 FINANCIAL HIGHLIGHTS   cont.


          NET ASSET              NET REALIZED  DISTRIBUTIONS
          VALUE AT      NET          AND         FROM NET      DISTRIBUTIONS
FISCAL    BEGINNING  INVESTMENT  UNREALIZED     INVESTMENT      OF REALIZED
 YEAR     OF PERIOD    INCOME    GAIN (LOSS)      INCOME       CAPITAL GAINS
ENDED        ($)        ($)         ($)             ($)             ($)

SHORT-TERM FUND:
March 31,
     1986   10.36       .72         .30            (.72)             -
     1987   10.66       .62         .04            (.62)             -
     1988   10.70       .61        (.24)           (.61)           (.04)
     1989   10.42       .64        (.15)           (.64)             -
     1990   10.27       .67         .12            (.67)             -
     1991   10.39       .67        (.04)           (.67)             -
     1992   10.35       .59         .13            (.59)             -
     1993   10.48       .50         .15            (.50)             -
     1994   10.63       .45        (.15)           (.45)             -
     1995   10.48       .47        (.01)           (.47)             -


TAX-EXEMPT MONEY MARKET FUND:
March 31,
     1986    1.00       .05          -             (.05)             -
     1987    1.00       .04          -             (.04)             -
     1988    1.00       .05          -             (.05)             -
     1989    1.00       .05          -             (.05)             -
     1990    1.00       .06          -             (.06)             -
     1991    1.00       .06          -             (.06)             -
     1992    1.00       .04          -             (.04)             -
     1993    1.00       .03          -             (.03)             -
     1994    1.00       .02          -             (.02)             -
     1995    1.00       .03          -             (.03)             -


                 FINANCIAL HIGHLIGHTS   cont.


                                                     RATIO OF NET
   NET ASSET                            RATIO OF      INVESTMENT
   VALUE AT               NET ASSETS    EXPENSES        INCOME
      END       TOTAL       AT END     TO AVERAGE     TO AVERAGE    PORTFOLIO
   OF PERIOD    RETURN    OF PERIOD    NET ASSETS     NET ASSETS    TURNOVER
      ($)        (%)**      ($000)        (%)             (%)         (%)

Short-Term Fund
     10.66      10.10       139,345       .65            6.85        100.61
     10.70       6.33       287,271       .57            5.78        142.11
     10.42       3.57       244,703       .56            5.81        147.69
     10.27       4.78       254,453       .51            6.14        146.28
     10.39       7.91       279,028       .52            6.47         87.23
     10.35       6.27       423,914       .50            6.48         96.10
     10.48       7.09       680,075       .48            5.59        107.35
     10.63       6.37       862,182       .43            4.75        138.20
     10.48       2.87       995,624       .43            4.25        101.67
     10.47       4.51       801,157       .42            4.50        102.93


Tax-Exempt Money Market Fund
      1.00       5.43       160,506       .59            5.44           -
      1.00       4.49       327,092       .47            4.34           -
      1.00       4.69       619,085       .43            4.63           -
      1.00       5.57       802,233       .43            5.48           -
      1.00       6.24       990,050       .42            6.06           -
      1.00       5.94     1,508,862       .40            5.76           -
      1.00       4.30     1,483,554       .39            4.21           -
      1.00       2.89     1,501,098       .40            2.85           -
      1.00       2.31     1,569,760       .40            2.29           -
      1.00       2.98     1,456,747       .39            2.93           -

------------------
     * Certain book-to-tax timing differences resulted in $.01 of excess distributions that does not constitute a return of capital.
     ** Assumes reinvestment of all dividend income and capital gain distributions during the period.


                  PERFORMANCE INFORMATION

Performance information should be considered in light of each Fund's investment objective and policies and market conditions during the time periods for which it is reported. Historical performance should not be considered as representative of the future performance of any Fund.
     The Company may quote a Fund's yield or total return in advertisements and reports to shareholders or prospective investors. A Fund's performance may also be compared to that of other mutual funds with similar investment objectives and relevant indexes that are referenced in Appendix B to the SAI. Standard total return and yield results reported by the Funds do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $10 fee for a delivery of redemption proceeds by wire transfer.
     Further information concerning yield and total return is included in the SAI.

TOTAL RETURN - A Fund's average annual total return is computed by determining the average annual compounded rate of return for a specified period which, when applied to a hypothetical $1,000 investment in the Fund at the beginning of the period, would produce the redeemable value of that investment at the end of the period, assuming reinvestment of all dividends and distributions during the period.

YIELD - Long-Term, Intermediate-Term, and Short-Term
Funds. These Funds may advertise performance in terms of a 30-day yield quotation. The yield quotation is computed by dividing the net investment income per share earned during the period by the offering price per share on the last day of the period. This income is then annualized. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation in a Fund's portfolio and all recurring charges are recognized.

YIELD - Tax Exempt Money Market Fund. The Fund may advertise its yield and effective yield. The yield of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized, that is, the amount of income generated by the investment during the week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
     The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

TAX EQUIVALENT YIELD - The Funds may also utilize tax equivalent yields with adjustments for assumed income tax rates. See Appendix C - Taxable Equivalent Yield Table in the SAI for illustrations of this yield.


            USAA FAMILY OF NO-LOAD MUTUAL FUNDS

The USAA Family of No-Load Mutual Funds includes a variety of Funds, each with different objectives and policies. In combination, these Funds are designed to provide investors with the opportunity to formulate their own investment program. You may exchange any shares you hold in any one USAA Fund for shares in any other USAA
Fund. For more complete information about the Funds in the USAA Family of Funds, including charges and expenses, call the Manager for a Prospectus. Be sure to read it carefully before you invest or send money.

             USAA TAX EXEMPT FUND, INC.
                 Long-Term Fund
              Intermediate-Term Fund
                 Short-Term Fund
           Tax Exempt Money Market Fund
               California Bond Fund*
           California Money Market Fund*
               New York Bond Fund*
            New York Money Market Fund*
               Virginia Bond Fund*
           Virginia Money Market Fund*

              USAA MUTUAL FUND, INC.
             Aggressive Growth Fund
                   Growth Fund
              Growth & Income Fund
               Income Stock Fund
                  Income Fund
             Short-Term Bond Fund
               Money Market Fund

             USAA INVESTMENT TRUST
            Balanced Portfolio Fund
               Cornerstone Fund
            Emerging Markets Fund
                  Gold Fund
              International Fund
               World Growth Fund
                  GNMA Trust
          Treasury Money Market Trust

           USAA STATE TAX-FREE TRUST
         Florida Tax-Free Income Fund*
      Florida Tax-Free Money Market Fund*
           Texas Tax-Free Income Fund*
       Texas Tax-Free Money Market Fund*

  *   Available for sale only to residents
            of these specific states.

        USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

I.   THE IDEA BEHIND MUTUAL FUNDS
Mutual funds were conceived as a vehicle that could give small investors some of the advantages enjoyed by wealthy investors. A relatively small investment buys part of a widely diversified portfolio. That portfolio is managed by investment professionals, relieving the shareholder of the need to make individual stock or bond selections.
The investor also enjoys conveniences, such as daily pricing, liquidity, and in the case of the USAA Family of Funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result each shareholder owns an investment that in earlier times would have been available only to very wealthy people.

II.  USING FUNDS IN AN INVESTMENT PROGRAM
     In choosing a mutual fund as an investment vehicle, the shareholder is foregoing some investment decisions, but must still make others. The decisions foregone are those involved with choosing individual securities. The Fund Manager will perform that function. In addition, the Manager will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.
     The shareholder, however, retains at least part of the responsibility for an equally important decision.
This decision includes determining a portfolio of mutual funds that balances the investor's investment goals with his or her tolerance for risk. It is likely that this decision may involve the use of more than one fund of the USAA Family of Funds.
     For example, assume a shareholder wishes to pursue the higher yields usually available in the long-term bond market, but is also concerned about the possible price swings of the longer-term bonds. He or she could divide investments between the Long-Term Fund and the Tax Exempt Money Market Fund. This would create a portfolio with a higher yield than that of the money market and less volatility than that of the long-term market. This is just one example of how an individual could combine funds to create a portfolio tailored to his or her own risk and reward goals.

III. USAA'S FAMILY OF FUNDS
The Manager offers investors another alternative in its portfolio funds, the Balanced Portfolio and Cornerstone
Funds. Both of these unique mutual funds provide a professionally managed diversified investment portfolio within a mutual fund. These Funds are designed for the shareholder who prefers to delegate the asset allocation process to an investment manager. The Funds are structured to achieve diversification across a number of investment categories.
     Whether you prefer to create your own mix of mutual funds or use a portfolio fund, the USAA Family of Funds provides a broad range of choices covering just about any investor's investment objectives. Our sales representatives stand ready to inform you of your choices and to help you craft a portfolio which meets your needs.

            INVESTMENT OBJECTIVES AND POLICIES

                       LONG-TERM FUND
                   INTERMEDIATE-TERM FUND
                       SHORT-TERM FUND

INVESTMENT OBJECTIVE
The Funds have a common investment objective of providing investors with interest income that is exempt from federal income tax.

INVESTMENT POLICIES
The Manager will pursue this common objective by investing each Fund's assets in tax-exempt securities, the interest from which, in the opinion of counsel, is excluded from gross income for federal income tax purposes, but may be subject to state and local taxes.
It is a fundamental policy of each Fund that during normal market conditions the Fund's assets will be invested so that at least 80% of the Fund's annual income will be exempt from federal personal income tax and excluded from the calculation of federal alternative minimum taxes for individual taxpayers.
     Under normal market conditions, the Manager will invest the assets of each Fund so that approximately 75% of the total market value of the tax-exempt securities is rated within the three highest long-term rating categories (at least A) by Moody's Investors Service,
Inc. (Moody's), Standard & Poor's Ratings Group (S&P), or
Fitch Investors Service, Inc. (Fitch), in the highest short-term rating category by Moody's, S&P, or Fitch, or, if a security is not rated by those rating agencies, it must be of equivalent investment quality as determined by the Manager. The Manager will not purchase a security if, as a result of such purchase, more than 25% of the total market value of the tax-exempt securities of a Fund would be invested in securities which do not meet these quality standards. In no event will a security be purchased for a Fund unless it is rated at least investment grade; i.e., rated by Moody's, S&P, or Fitch at least in the fourth highest rating category for long-term securities, in the second highest rating category for short-term securities, or, if not rated by those rating agencies, determined by the Manager to be of equivalent investment quality. Securities rated in the lowest level of investment grade have some speculative characteristics since adverse economic conditions and changing circumstances are more likely to have an adverse impact on such securities.
     If the rating of a security is downgraded, the Manager will determine whether it is in the best interest of the Fund's shareholders to continue to hold such security in the Fund's portfolio. For a more complete description of tax-exempt securities and their ratings, see Appendix A to the SAI.

FUND DIFFERENCES
These Funds are differentiated by their average weighted maturities of all the securities in the portfolios.
Generally, the longer the maturity, the higher the yield and the greater the price volatility.

                      Maturity Limits

                                Portfolio Weighted
               Fund                   Average
               ----                   -------
            Long-Term            10 years or more
        Intermediate-Term           3-10 years
            Short-Term            3 years or less

     Within these limitations, a Fund may purchase individual securities with stated maturities greater than the Fund's weighted average maturity limits. In determining a security's maturity for purposes of calculating a Fund's average maturity, estimates of the expected time for its principal to be paid may be used.
This can be substantially shorter than its stated final maturity. For a discussion of the method of calculating the average weighted maturities of these Funds' portfolios, see Investment Policies in the SAI.

                TAX EXEMPT MONEY MARKET FUND

INVESTMENT OBJECTIVE
The Fund's investment objective is to provide investors with interest income that is exempt from federal income tax while preserving capital and maintaining liquidity.

INVESTMENT POLICIES
The Manager will pursue this objective by investing the Fund's assets in tax-exempt securities, the interest from which, in the opinion of counsel, is excluded from gross income for federal income tax purposes, but may be subject to state and local taxes. It is a fundamental policy of the Fund that during normal market conditions the Fund's assets will be invested so that at least 80% of the Fund's annual income will be exempt from federal personal income tax and excluded from the calculation of federal alternative minimum taxes for individual taxpayers.
     The Fund will purchase only high quality securities that qualify as "eligible securities" under the Securities and Exchange Commission rules applicable to money market mutual funds. These securities must also be determined by the Manager to present minimal credit risk.
In general, the category of eligible securities may include a security that is:

(1) issued or guaranteed by the U.S. Government or any agency or instrumentality thereof, including
     "prerefunded" and "escrowed to maturity" tax-exempt securities;

(2) rated in one of the two highest categories for short-term securities by at least two Nationally
     Recognized Statistical Rating Organizations
     (NRSROs), or by one NRSRO if the security is rated by only one NRSRO;

(3) unrated but issued by an issuer or guaranteed by a guarantor that has other comparable short-term debt obligations so rated; or

(4) unrated but determined to be of comparable quality by the Manager.

     If a security is downgraded after purchase, the Manager will follow written procedures adopted by the Fund's Board of Directors and a determination will be made as to whether it is in the best interest of the Fund's shareholders for the Fund to continue to hold the security.
     Current NRSROs include Moody's, S&P, Fitch, Duff &
Phelps Inc., Thompson BankWatch, Inc., and IBCA Inc. For a description of tax-exempt securities and their ratings, see Appendix A to the SAI.
     Consistent with regulatory requirements, the Manager will purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Fund will endeavor to maintain a constant net asset value of $1.00 per share, although there is no assurance that it will be able to do so.

               OTHER INVESTMENT INFORMATION

The investment objectives of the Funds may not be changed without shareholder approval. In view of the risks inherent in all investments in securities, there is no assurance that these objectives will be achieved. The investment policies and techniques used to pursue the Funds' objectives may be changed without shareholder approval, except as otherwise noted. Further information regarding the Funds' investment policies and restrictions is provided in the SAI.

TAX-EXEMPT SECURITIES
These securities include general obligation bonds, which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest; revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power; lease obligations backed by the municipality's covenant to budget for the payments due under the lease obligation; and certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities, provided that the interest paid on such securities qualifies as exempt from federal income taxes. The value of the securities in which the Company will invest generally fluctuates inversely with changes in prevailing interest rates. Changes in the creditworthiness of issuers and changes in other market factors such as the relative supply of and demand for tax-exempt bonds also create value fluctuations.
     Each Fund may on a temporary basis due to market or other conditions invest up to 100% of its assets in short-term securities whether or not exempt from federal income tax. Such taxable securities may consist of obligations of the United States Government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper; and other corporate debt obligations.

INVESTMENT TECHNIQUES
Variable Rate Securities - Each Fund may invest in tax-exempt securities that bear interest at rates which are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held.
     The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise. The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate.
The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities. The market value of tax-exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.
     In the case of the Tax Exempt Money Market Fund only, any variable rate instrument with a demand feature will be deemed to have a maturity equal to either the date on which the underlying principal amount may be recovered through demand or the next rate adjustment date consistent with applicable regulatory requirements.

Put Bonds - Each Fund may invest in tax- exempt securities (including securities with variable interest rates) which may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity (Put Bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. For the Long-Term, Intermediate-Term, and Short-Term Funds, maturity for put bonds is deemed to be the date on which the put becomes exercisable. Generally, maturity for put bonds for the Tax Exempt Money Market Fund is determined as stated under Variable Rate Securities.

When-Issued Securities - Each Fund may invest in new issues of tax-exempt securities offered on a when-issued basis; that is, delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment. The Funds do not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement.
Such securities can be sold before settlement date.
     Cash or high quality liquid debt securities equal to the amount of the when-issued commitments are segregated at the Fund's custodian bank. The segregated securities are valued at market, and daily adjustments are made to keep the value of the cash and segregated securities at least equal to the amount of such commitments by the Fund. On the settlement date, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or sale of the when-issued securities themselves.

Municipal Lease Obligations - Each Fund may invest in municipal lease obligations and certificates of participation in such obligations (collectively, lease obligations).
A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.
     Certain lease obligations contain "non-
appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a governmental function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

Liquidity - Lease obligations may be determined to be liquid in accordance with the guidelines established by the Board of Directors for purposes of complying with the Funds' investment restrictions applicable to investments in illiquid securities.
     In determining the liquidity of a lease obligation, the Manager will consider: (1) the frequency of trades and quotes for the lease obligation, (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential purchasers,
(3) dealer undertakings to make a market in the lease obligation, (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers, and the mechanics of transfer, (5) whether the lease obligation is of a size that will be attractive to institutional investors, (6) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and
(7) such other factors as the Manager may determine to be relevant to such determination.

OTHER POLICIES
Each Fund is permitted (i) to lend portfolio securities so long as collateral is obtained for the securities and the aggregate value of all loans does not exceed 33 1/3% of the Fund's total assets, and (ii) to invest up to 5% of the Fund's total assets in repurchase agreements.

INVESTMENT RESTRICTIONS
The following restrictions may not be changed without shareholder approval:

a. No Fund may borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

b. No Fund may pledge or mortgage more than 10% of its total assets.


c. No Fund may invest more than 25% of its total assets in securities of issuers conducting their principal activities in the same state or securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds or electric power project revenue bonds.

d. No Fund may, with respect to 75% of its total assets, purchase the securities of any issuer (except Government Securities, as such term is defined in the 1940 Act) if, as a result, the Fund would have more than 5% of the value of its total assets invested in the securities of such issuer.



                    PURCHASE OF SHARES

OPENING AN ACCOUNT
You may open an account and make an investment by any of the methods described in the following table. A complete, signed application is required together with a check (payable to USAA [Fund Name]) for each new account.

TAX ID NUMBER
We require that each shareholder named on the account provide the Company with a social security number or tax identification number to avoid possible tax withholding requirements.

EFFECTIVE DATE
Generally, when you make a purchase, your purchase price will be the net asset value (NAV) per share next determined after the Fund receives your request in proper form. If a Fund receives your request prior to the close of the New York Stock Exchange on a day on which the Exchange is open, your purchase price will be the NAV per share determined for that day. If a Fund receives your request after the time at which the NAV per share is calculated, the purchase will be effective on the next business day.
A check drawn on a foreign bank will not be deemed received for the purchase of shares until such time as the check has cleared and the Manager has received good funds, which may take up to 4 to 6 weeks. Furthermore, a bank charge may be assessed in the clearing process, which will be deducted from the amount of the purchase.
To avoid a delay in the effectiveness of your purchase, the Manager suggests that you convert your foreign check to U.S. dollars prior to investment in the Funds.

PURCHASE OF SHARES
INITIAL PURCHASES:  Minimum $3,000 - (Except USAA employee payroll deduction).

Mail
Send your application and check to:
          USAA Investment Management Company
          9800 Fredericksburg Rd., San Antonio, TX 78288

In Person
Bring your application and check to:
          USAA Investment Management Company
          USAA Federal Savings Bank
          10750 Robert F. McDermott Freeway
          San Antonio, TX

USAA  Employee
Payroll Deduction
The periodic purchase of shares through payroll deduction ($25 minimum) by any employee of USAA, its subsidiaries or affiliated companies.

Exchange
Call our telephone assistance numbers. The new account must have the same registration as the account from which you are exchanging.

ADDITIONAL PURCHASES:  Minimum $50 - (Except transfers from brokerage accounts and USAA employee payroll deduction).

Mail
Send your check and the "Invest By Mail" stub, which accompanies your Fund's transaction confirmation, to the Transfer Agent:
          USAA Shareholder Account Services
          9800 Fredericksburg Rd., San Antonio, TX 78288

Bank Wire
Purchase
Instruct your bank (which may charge a fee for the
service) to wire the specified amount to the Company as follows:
          State Street Bank and Trust Company
          Boston, MA  02101
          ABA# 011000028
          Attn: USAA [Fund Name]
          USAA AC-69384998
          Shareholder(s) Name(s)
          Shareholder Account Number

Electronic
Funds
Transfer (EFT)
You can pay for purchases electronically via electronic funds transfer. Systematic (regular) purchases can be deducted from your bank account, payroll, income-producing investment, or from a USAA money market account. Intermittent (as-needed) purchases can be deducted from your bank account through our Buy/Sell Service.
     Establish any of our electronic investing services when you apply for your account, or later upon request.


                   REDEMPTION OF SHARES

You may redeem shares of a Fund by any of the methods described in the following table on any day the NAV per share is calculated. Redemptions will be effective on the day on which instructions are received in accordance with the requirements set forth below. However, if instructions are received after the NAV per share calculation, redemption will be effective on the next business day.

REDEMPTION PROCEEDS
Redemption proceeds are distributed within seven days after the effective date of redemption. Payment for redemption of shares purchased by check or electronic funds transfer will not be disbursed until the purchase check or electronic funds transfer has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay.
     In addition, the Company may elect to suspend the redemption of shares or postpone the date of payment during any period that the New York Stock Exchange is closed, or trading in the markets the Company normally utilizes is restricted, or during any period that redemption is otherwise permitted to be suspended by the Securities and Exchange Commission.

Redemption
of Shares
Any of the following methods may be used to authorize the Transfer Agent to redeem shares from your account based on instructions received.

Written,
Fax, or
Telegraph
Send your written instructions to:
          USAA Shareholder Account Services
          9800 Fredericksburg Rd., San Antonio, TX 78288
Send a signed fax to 210-498-2889, or send a telegraph to USAA Shareholder Account Services.
     Written redemption requests must include the following: (1) a letter of instruction or stock assignment, and stock certificate (if issued), specifying the Fund and the number of shares or dollar amount to be redeemed; (2) signatures of all owners of the shares exactly as their names appear on the account; (3) other supporting legal documents, if required, as in the case of estates, trusts, guardianships, custodianships, partnerships, corporations, and pension and profit-sharing plans; and (4) method of payment.

Telephone
Call toll free 1-800-531-8448, in San Antonio, 210-456-7202.
     The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Information is obtained prior to any discussion regarding an account including: (1) USAA number or account number,
(2) the name(s) on the account registration, and (3) social security number or tax identification number for the account registration. In addition, all telephone communications with a shareholder are recorded and confirmations of all account transactions are sent to the address of record.
     Redemption by telephone, fax, or telegraph is not available for shares represented by stock certificates.

                                                   (continued)


Methods of
Payment
Any of the following methods of payment may be used with your redemption request.

Bank Wire
Redemption
The wire redemption privilege allows redemptions to be sent directly to your bank account. Establish this service when you apply for your account, or later upon request. If your account is at a savings bank, savings and loan association, or credit union, please obtain precise wiring instructions from your institution.
Specifically, include the name of the correspondent bank and your institution's account number at that bank. USAA
Shareholder Account Services deducts a wire fee from the account for the redemption by wire. The fee as of the date of this Prospectus is $10 ($25 for wires to a foreign bank) and is subject to change at any time. The fee is paid to State Street Bank and Trust Company (SSB) and the Transfer Agent for their services in connection with the wire redemption. Your bank may also charge a fee for receiving funds by wire.

Electronic
Funds
Transfer (EFT)
You can request electronic redemptions via electronic funds transfer. Systematic (regular) or intermittent
(as-needed) redemptions can be credited to your bank account.
     Establish any of our electronic investing services when you apply for your account, or later upon request.

Check
Redemption
You may request a redemption to be paid by check to the registered shareholder(s) and mailed to the address of record. This check redemption privilege is automatically established when your application is completed and accepted. There is a 15-day waiting period before a check redemption can be processed following a telephone address change.

Checkwriting
You may request that checks be issued for your Short-Term
Fund or Tax Exempt Money Market Fund accounts. To establish your checkwriting privilege (CWP), complete the signature card which accompanies the application form or Shareholder Services Guide, or request and complete the signature card separately. A one-time $5 checkwriting fee is charged to each account by the Transfer Agent for the establishment of the privilege. There is no charge for the use of checks nor for subsequent reorders. This privilege is subject to SSB's rules and regulations governing checking accounts. Checks must be written for an amount of at least $250. Checks written for less than $250 will be returned. Checkwriting may not be used to close an account because the value of the account changes daily as dividends are accrued.
     When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares in the investor's account will be redeemed to cover the amount of the check. Checks will be returned if there are insufficient shares to cover the amount of the check. Presently, there is a $15 processing fee assessed against an account for any redemption check not honored by a clearing or paying agent. A check paid during the month will be returned to the shareholder by separate mail. Checkwriting fees are subject to change at any time. The Company, the Transfer Agent and SSB each reserve the right to change or suspend the checkwriting privilege upon 30 days' written notice to participating shareholders. See the SAI for further information.
     You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions but does not guarantee that such efforts will be effective. A $10 charge will be made for each stop payment requested by a shareholder.

          CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT
If any order to purchase shares is cancelled due to nonpayment or if the Company does not receive good funds either by check or electronic funds transfer, the cancellation will be treated as a redemption of shares purchased and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, shares can be redeemed from any of your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA Family of Funds. A $15 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES
Fund shares may be transferred to another person by sending written instructions to the Transfer Agent. The account must be clearly identified and the shareholder must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer.
You also need to send written instructions and supporting documents to change an account registration due to events such as divorce, marriage, or death. If a new account needs to be established, an application must be completed and returned to the Transfer Agent.

ACCOUNT BALANCE
The Board of Directors may cause the redemption of an account with a balance of less than 50 full shares, subject to certain limitations described in Additional
Information Regarding Redemption of Shares in the SAI.

COMPANY RIGHTS
The Company reserves the right to:

(1) reject purchase or exchange orders when in the best interest of the Company;

(2) limit or discontinue the offering of shares of any portfolio of the Company without notice to the shareholders;

(3) impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (as, for example, if excessive market-timing share activity unfairly burdens long-term investors); provided, however, this 1% charge will not be imposed upon shareholders unless authorized by the Board of Directors and adequate notice has been given to shareholders;

(4) require a signature guarantee when deemed appropriate by the Manager for purchases, redemptions, or changes in account information. The section Additional Information Regarding Redemption of Shares in the SAI contains information on acceptable guarantors.


                        EXCHANGES

EXCHANGE PRIVILEGE
The Exchange Privilege is automatically established when you complete your application. You may exchange shares among portfolios in the USAA Family of Funds, provided you do not hold these shares in stock certificate form and that the shares to be acquired are offered in your state of residence. Exchange redemptions and purchases will be processed simultaneously at the share prices next determined after the exchange order is received. For federal income tax purposes, an exchange between portfolios is a taxable event. Accordingly, a capital gain or loss may be realized.
     The Funds have undertaken certain procedures regarding telephone transactions. See Redemption of Shares - Telephone.

EXCHANGE LIMITATIONS,
EXCESSIVE TRADING
To minimize Fund costs and to protect the portfolios and their shareholders from unfair expense burdens, the Funds restrict excessive exchanges. Exchanges out of any portfolio in the USAA Family of Funds are limited for each account to six per calendar year except that there is no limitation on exchanges out of the Tax Exempt
Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA Family of Funds.

                      OTHER SERVICES

INVESTMENT PLANS
You may establish a systematic investment plan by completing the appropriate forms. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day before the effective date. Call the Manager to obtain instructions.
More information about these preauthorized plans is contained in the SAI.

InvesTronic (registered trademark) - the periodic purchase of shares through electronic funds transfer from a checking or savings account.

Direct Purchase Service - the periodic purchase of shares through electronic funds transfer from a non-governmental employer, an income-producing investment, or an account with a participating financial institution.

Automatic Purchase Plan - the periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund.

Buy/Sell Service - the intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account.

Systematic Withdrawal Plan - the periodic redemption of shares from one of your accounts permitting you to receive a fixed amount of money monthly or quarterly.

SHAREHOLDER STATEMENTS
AND REPORTS
You will receive a confirmation after each account transaction in your Long-Term Fund, Intermediate-Term Fund and Short-Term Fund except:
  i) a reinvested dividend;
 ii) a payment you make after January 31, 1996 under the InvesTronic(registered trademark), Direct Purchase Service, Automatic Purchase Plan, or Directed Dividends investment plans; or
iii) a redemption you make after January 31, 1996 under the Systematic Withdrawal Plan.
In the Tax Exempt Money Market Fund, you will receive a confirmation for purchases or redemptions by check and exchanges. If your Money Market Fund account had activity other than reinvested dividends, such as wire purchases or redemptions or purchases under the InvesTronic(registered trademark), Direct Purchase Service, Automatic Purchase Plan or Directed Dividends investment plans, you will receive a monthly statement that will reflect quarter-to-date account activity.
     At the end of each quarter you will receive a consolidated statement for all of your mutual fund accounts, regardless of account activity. The fourth quarter consolidated statement will reflect all account activity for the prior tax year. There will be a $10 fee charged for copies of historical statements for other than the prior tax year for any one account. You will receive a Fund's financial statements with a summary of its investments and performance at least semiannually.
     In an effort to reduce expenses and respond to shareholders' requests to reduce mail, the Company intends to consolidate mailings of Annual and Semiannual
Reports to households having multiple accounts with the same address of record. One copy of each report will be furnished to that address. You may request additional reports by notifying the Company.

DIRECTED DIVIDENDS
If you own shares in more than one of the Funds in the USAA Family of Funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to automatically purchase shares in another fund.

TELEPHONE ASSISTANCE
Call our telephone assistance numbers for specific forms, a copy of the SAI, the most recent Annual Report and/or
Semiannual Report, or if you have any questions concerning any of the services offered.

                 SHARE PRICE CALCULATION

The price at which shares of the Funds are purchased and redeemed by shareholders is equal to the net asset value
(NAV) per share determined on the effective date of the purchase or redemption.

WHEN
The NAV per share for each Fund is calculated at the close of the regular trading session of the New York
Stock Exchange, which is usually 4:00 p.m. Eastern time.
You may buy and sell Fund shares at the NAV per share without a sales charge.

HOW
The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting liabilities, and dividing by the number of shares outstanding. Securities of the Long-Term, Intermediate-Term, and Short-Term Funds are valued each business day at their current market value as determined by a pricing service approved by the Board of Directors. Securities which cannot be valued by the pricing service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors. In addition, securities purchased with maturities of 60 days or less and all securities of the Tax Exempt Money Market Fund are stated at amortized cost.
     For additional information, see Valuation of Securities in the SAI.

            DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS
Net investment income of each Fund is accrued daily and distributed to shareholders on the last business day of each month. Any net capital gain generally will be distributed at least annually. The Funds intend to make such additional distributions as may be necessary to avoid the imposition of any federal excise tax.
     All shares purchased will begin accruing dividends on the day following the effective date of the purchase and will receive dividends through the effective date of redemption.
     All income dividends and capital gain distributions are automatically reinvested, unless the shareholder specifies otherwise. The share price will be the net asset value of the Fund shares computed on the ex-dividend date. Any capital gain distribution paid by a Fund (other than the Tax Exempt Money Market Fund) will reduce the per share net asset value by the amount of the distribution. An investor should consider carefully the effects of purchasing shares of a Fund shortly before any capital gain distribution. Although in effect a return of capital, these distributions are subject to taxes.
     Any dividend or distribution payment returned to the Manager as not deliverable will be invested in the shareholder's Fund account at the then-current net asset value. If any check for the payment of dividends or distributions is not cashed within six months from the date on the check, it becomes void. The amount of the check will then be invested in the shareholder's account at the then-current net asset value.

FEDERAL TAXES
The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The following discussion relates only to generally applicable federal income tax provisions in effect as of the date of this Prospectus. Therefore, shareholders are urged to consult their own tax advisers about the status of distributions from a Fund in their own states and localities.

Fund - Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal
Revenue Code of 1986, as amended (the Code). By complying with the applicable provisions of the Code, none of the Funds will be subject to federal income tax on its net investment income and net capital gains
(capital gains in excess of capital losses) distributed to shareholders.

Shareholder - Dividends of net tax-exempt interest income paid by a Fund are excluded from a shareholder's gross income for federal income tax purposes. Dividends from taxable net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. However, it is expected that any taxable net investment income will be insubstantial in relation to the tax-exempt interest generated by a Fund.
     Distributions of net long-term capital gains are taxable as long-term capital gains whether received in cash or reinvested in additional shares, and regardless of the length of time the investor has held the shares of a Fund.
     Tax-exempt interest from private activity bonds (for example, industrial development revenue bonds) issued after August 7, 1986, although otherwise exempt from federal tax, is treated as a tax preference item for purposes of the alternative minimum tax. For corporations, all tax-exempt interest will be considered in calculating the alternative minimum tax as part of the adjusted current earnings.

Withholding - Each Fund is required by federal law to withhold and remit to the U.S. Treasury a portion of the income dividends and capital gain distributions and proceeds of redemptions paid to any non-corporate shareholder who fails to furnish the Fund with a correct tax identification number, who underreports dividend or interest income, or who fails to certify that he is not subject to withholding. To avoid this withholding requirement, you must certify on your application, or on a separate Form W-9 supplied by the Transfer Agent, that your tax identification number is correct and that you are not currently subject to backup withholding.

Reporting - Each Fund will report annually to its shareholders the federal tax status of dividends and distributions paid or declared by each Fund during the preceding calendar year, including the portion of the dividends constituting interest on private activity bonds, and the percentage and source, on a state-by-state basis, of interest income earned on tax-exempt securities held by the Fund during the preceding year.

                MANAGEMENT OF THE COMPANY

The business affairs of the Company are subject to the supervision of the Board of Directors.
     The Manager, USAA Investment Management Company
(IMCO), was organized in May 1970 and is an affiliate of United Services Automobile Association (USAA), a large diversified financial services institution. As of the date of this Prospectus, the Manager had approximately
$27 billion in total assets under management.  The
Manager's mailing address is 9800 Fredericksburg Rd., San
Antonio, TX 78288.
     Officers and employees of the Manager are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Joint Code of Ethics adopted by the Company and the Manager. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

ADVISORY AGREEMENT
The Manager serves as the manager and investment adviser of the Company, providing services under an Advisory
Agreement. Under the Advisory Agreement, the Manager is responsible for the management of the portfolios, business affairs, and placement of brokerage orders, subject to the authority of and supervision by the Board of Directors.
     For its services under the Advisory Agreement, each Fund pays the Manager an annual fee which is computed as a percentage of that Fund's average net assets (ANA), accrued daily, and paid monthly. The fee for each Fund was computed and paid at twenty-eight one-hundredths of one percent (.28%) of ANA for the fiscal year ended March 31, 1995.

OPERATING EXPENSES
For the fiscal year ended March 31, 1995, the total annualized operating expenses for each Fund as a percentage of that Fund's ANA equaled .38% for the Long-
Term Fund; .40% for the Intermediate-Term Fund; .42% for the Short-Term Fund; and .39% for the Tax Exempt Money
Market Fund.

PORTFOLIO MANAGERS
The following individuals are primarily responsible for managing the Funds.

Long-Term Fund
Kenneth E. Willmann, Vice President of Fixed Income
Investments since December of 1986, has managed the Fund since its inception in March 1982. He has 21 years investment management experience and has worked for IMCO
18 years.  Mr. Willmann earned the Chartered Financial
Analyst (CFA) designation in 1978 and is a member of the Association for Investment Management and Research
(AIMR), San Antonio Financial Analysts Society, Inc.
(SAFAS), and the National Federation of Municipal
Analysts (NFMA). He holds an MBA and a BA from the University of Texas.

Intermediate-Term and Short-Term Funds
Clifford A. Gladson, Assistant Vice President of Fixed
Income Investments since November of 1994, has managed the Funds since April 1993 and April 1994, respectively.
He has eight years investment management experience and has worked for IMCO five years where he has held various positions in Fixed Income Investments. Mr. Gladson earned the CFA designation in 1990 and is a member of the AIMR, SAFAS and NFMA. He holds an MS from the University of Wisconsin, Milwaukee and a BS from Marquette
University of Wisconsin.

Tax Exempt Money Market Fund
Thomas G. Ramos, Assistant Vice President of Fixed Income
Investments since November of 1993, has managed the Fund since August 1994. Mr. Ramos has 16 years investment management experience and has worked for IMCO 13 years where he has held various positions in Fixed Income
Investments. Mr. Ramos earned the CFA designation in 1983 and is a member of the AIMR, SAFAS, and NFMA. He holds an MBA from the University of California, an MA from St. Mary's University, Texas and a BA from Yale
University, Connecticut.


                  DESCRIPTION OF SHARES

The Company is an open-end management investment company incorporated under the laws of the State of Maryland on November 16, 1981. The Company is authorized to issue shares in separate classes or Funds. Ten such Funds have been established, four of which are described in this Prospectus. Each of the four Funds is classified as a diversified investment company. Under the Company's charter, the Board of Directors is authorized to create new Funds in addition to those already existing without the approval of the shareholders of the Company.
     Under the provisions of the Bylaws of the Company, no annual meeting of shareholders is required. Ordinarily, no shareholder meeting will be held unless required by the Investment Company Act of 1940. The Directors may fill
Vacancies on the Board or appoint new Directors provided that immediately after such action at least two-thirds of the Directors have been elected by shareholders.
     Shareholders are entitled to one vote per share
(with proportionate voting for fractional shares) irrespective of the relative net asset value of the shares. For matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required.

                  SERVICE PROVIDERS

UNDERWRITER/   USAA Investment Management Company
DISTRIBUTOR    9800 Fredericksburg Rd., San Antonio, Texas 78288.

TRANSFER       USAA Shareholder Account Services
AGENT          9800 Fredericksburg Rd., San Antonio, Texas 78288.

CUSTODIAN      State Street Bank and Trust Company
               P.O. Box 1713, Boston, Massachusetts 02105.

LEGAL          Goodwin, Procter & Hoar
COUNSEL        Exchange Place, Boston, Massachusetts 02109.

INDEPENDENT    KPMG Peat Marwick LLP
AUDITORS       112 East Pecan, Suite 2400, San Antonio, Texas 78205.


        TELEPHONE ASSISTANCE

      (Call toll free - Central Time)
Monday-Friday 8:00 a.m. to 8:00 p.m.
Saturday: 8:30 a.m. to 5:00 p.m.

For further information on mutual funds:
     1-800-531-8181
     In San Antonio 210-456-7211
For account servicing, exchanges or redemptions:
     1-800-531-8448
     In San Antonio 210-456-7202

      RECORDED 24 HOUR SERVICE

     MUTUAL FUND PRICE QUOTES
     (From any phone)
     1-800-531-8066
     In San Antonio 210-498-8066

      MUTUAL FUND TOUCHLINE(registered trademark)
     (From Touchtone phones only)
For account balance, last transaction or fund prices:
     1-800-531-8777
     In San Antonio 210-498-8777



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                   USAA CALIFORNIA FUNDS
               August 1, 1995   PROSPECTUS
             As Supplemented December 1, 1995

USAA California Bond Fund and USAA California Money
Market Fund (collectively, the Funds or the California
Funds) are two of ten no-load mutual funds offered by USAA Tax Exempt Fund, Inc. (the Company). The Funds are managed by USAA Investment Management Company (the Manager).

  WHAT ARE THE INVESTMENT
     OBJECTIVES AND POLICIES?
     The Funds have a common objective of providing
California investors with a high level of current interest income that is exempt from federal and California state income taxes. The California Money
Market Fund has a further objective of preserving capital and maintaining liquidity. Each Fund has separate investment policies to achieve its objective.
     The California Bond Fund invests primarily in long-term investment grade California tax-exempt securities.
The Fund's average portfolio maturity is not restricted, but is expected to be greater than 10 years. Page 9.
     The California Money Market Fund invests in high quality California tax- exempt securities with maturities of 397 days or less. The Manager will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Fund will endeavor to maintain a constant net asset value per share of $1.00. Page 9.

  HOW DO YOU BUY? Fund shares are sold on a continuous basis at the net asset value per share without a sales charge. Make your initial investment directly with the Manager by mail or in person. Page 13.

  HOW DO YOU SELL? You may redeem shares of a Fund by mail, telephone, fax, or telegraph on any day that the net asset value is calculated. Page 15.

     Shares of the California Funds are authorized for sale only to residents of the State of California. The delivery of this Prospectus shall not constitute an offer in any state in which shares of the California Funds may not lawfully be made.

     This Prospectus, which should be read and retained for future reference, provides information regarding the Company and the California Funds that you should know before investing.

     Shares of the USAA California Funds are not deposits or other obligations of, or guaranteed by the USAA
Federal Savings Bank, are not insured by the FDIC or any other Government Agency, and are subject to market risks.

     If you would like more information, a STATEMENT OF
ADDITIONAL INFORMATION (SAI) dated August 1, 1995, is available upon request and without charge by writing to USAA TAX EXEMPT FUND, INC., California Funds, 9800
Fredericksburg Rd., San Antonio, TX 78288, or by calling
1-800-531-8181. The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE
COMMISSION OR  ANY STATE SECURITIES COMMISSION PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE CALIFORNIA MONEY MARKET FUND IS
NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND
THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO
MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.



                     TABLE OF CONTENTS

                                                      Page
                       SUMMARY DATA
     Fees and Expenses                                  3
     Financial Highlights                               4
     Performance Information                            6

                    USING MUTUAL FUNDS
     USAA Family of No-Load Mutual Funds                7
     Using Mutual Funds in an Investment Program        8

             INVESTMENT PORTFOLIO INFORMATION
     Investment Objectives and Policies                 9
         California Bond Fund                           9
         California Money Market Fund                   9
     Other Investment Information                      10

                  SHAREHOLDER INFORMATION
     Purchase of Shares                                13
     Redemption of Shares                              15
     Conditions of Purchase and Redemption             17
     Exchanges                                         18
     Other Services                                    18
     Share Price Calculation                           19
     Dividends, Distributions and Taxes                20
     Management of the Company                         22
     Description of Shares                             23
     Service Providers                                 24
     Telephone Assistance Numbers                      24



                     FEES AND EXPENSES

The following summary is provided to assist you in understanding the expenses you will bear directly or indirectly.

Shareholder Transaction Expenses (applicable to each Fund)
------------------------------------------------------------------------
Sales Load Imposed on Purchases                   None
Sales Load Imposed on Reinvested Dividends        None
Deferred Sales Load                               None
Redemption Fee*                                   None
Exchange Fee                                      None

Annual Fund Operating Expenses (as a percentage of
average net assets)
-----------------------------------------------------------------------

                                     California        California
                                       Bond           Money Market
                                       Fund               Fund
                                       ----               ----
Management Fees                        .32%               .32%
12b-1 Fees                            None               None
Other Expenses
     Transfer Agent Fees**          .07%               .07%
     Custodian Fees                 .02%               .04%
     All Other Expenses             .03%               .04%
                                    ----               ----
Total Other Expenses                   .12%               .15%
                                       ----               ----
Total Fund Operating Expenses          .44%               .47%
                                       ====               ====
--------------------------------------------------------------------------
  * A shareholder who requests delivery of redemption proceeds by wire transfer will be subject to a $10 fee. See Redemption of Shares - Bank Wire Redemption.
 ** The Funds pay USAA Shareholder Account Services an annual fixed fee per account for its services. See
     Transfer Agent in the SAI, page 18.




Example of Effect of Fund Expenses
--------------------------------------------------------------------------
An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of the periods shown:

                                    1 year   3 years   5 years   10 years
                                    ------   -------   -------   --------
     California Bond Fund            $  5     $ 14       $ 25      $ 55
     California Money Market Fund    $  5     $ 16       $ 27      $ 62

The above example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.




                    FINANCIAL HIGHLIGHTS

The following per share operating performance for a share outstanding throughout each period in the six-year period ended March 31, 1995, has been derived from financial statements audited by KPMG Peat Marwick LLP. This table should be read in conjunction with the financial statements and related notes that appear in the Funds' Annual Report.
Further performance information is contained in the Annual
Report and is available upon request without charge.

          NET ASSET              NET REALIZED  DISTRIBUTIONS
          VALUE AT      NET          AND         FROM NET      DISTRIBUTIONS
 FISCAL   BEGINNING  INVESTMENT  UNREALIZED     INVESTMENT      OF REALIZED
  YEAR    OF PERIOD    INCOME    GAIN (LOSS)      INCOME       CAPITAL GAINS
 ENDED       ($)        ($)         ($)             ($)             ($)

CALIFORNIA BOND FUND:
March 31,
   1990*   10.00       .44         (.25)           (.44)             -
   1991     9.75       .66          .23            (.66)             -
   1992     9.98       .66          .27            (.66)             -
   1993    10.25       .62          .62            (.62)           (.12)
   1994    10.75       .59         (.52)           (.59)           (.20)
   1995    10.03       .59          .07            (.59)             -

CALIFORNIA MONEY MARKET FUND:
March 31,
   1990*    1.00       .04           -             (.04)             -
   1991     1.00       .05           -             (.05)             -
   1992     1.00       .04           -             (.04)             -
   1993     1.00       .03           -             (.03)             -
   1994     1.00       .02           -             (.02)             -
   1995     1.00       .03           -             (.03)             -



                 FINANCIAL HIGHLIGHTS   cont.


                                                     RATIO OF NET
  NET ASSET                            RATIO OF      INVESTMENT
  VALUE AT               NET ASSETS    EXPENSES        INCOME
     END       TOTAL       AT END     TO AVERAGE     TO AVERAGE    PORTFOLIO
  OF PERIOD   RETURN     OF PERIOD    NET ASSETS     NET ASSETS    TURNOVER
     ($)        (%)**      ($000)        (%)             (%)         (%)

California Bond Fund
     9.75       1.97       107,539       .50(a)(b)      6.81(a)(b)  135.61
     9.98       9.46       192,344       .50(b)         6.73(b)      72.67
    10.25       9.52       305,834       .48            6.44         50.61
    10.75      12.56       386,933       .46            5.94         86.53
    10.03        .31       382,766       .44            5.40        102.85
    10.10       6.89       372,877       .44            5.98         68.57


California Money Market Fund
     1.00       3.70        97,782       .50(a)(b)      5.51(a)(b)     -
     1.00       5.44       197,254       .50(b)         5.26(b)        -
     1.00       4.03       229,328       .50            3.94           -
     1.00       2.66       219,097       .50            2.63           -
     1.00       2.22       247,303       .49            2.19           -
     1.00       2.94       266,764       .47            2.91           -

--------------
     (a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
     (b) The information contained in this table is based on actual expenses for the period, after giving effect to reimbursements of expenses by the Manager. Absent such reimbursements the Funds' ratios would have been:


                                   RATIO OF     RATIO OF NET
                                   EXPENSES   INVESTMENT INCOME
                                  TO AVERAGE     TO AVERAGE
                                  NET ASSETS     NET ASSETS
                                     (%)            (%)
CALIFORNIA BOND FUND:
March 31,
 1990*                              .74(a)         6.57(a)
 1991                               .54            6.69

CALIFORNIA MONEY MARKET FUND:
March 31,
 1990*                              .76(a)         5.25(a)
 1991                               .55            5.21
--------------
     *  Funds commenced operations August 1, 1989.
    ** Assumes reinvestment of all dividend income and capital gain distributions during the period.

                  PERFORMANCE INFORMATION

Performance information should be considered in light of each Fund's investment objective and policies and market conditions during the time periods for which it is reported. Historical performance should not be considered as representative of the future performance of either Fund.
      The Company may quote a Fund's yield or total return in advertisements and reports to shareholders or prospective investors. A Fund's performance may also be compared to that of other mutual funds with similar investment objectives and relevant indexes that are referenced in Appendix B to the SAI. Standard total return and yield results reported by the Funds do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $10 fee for a delivery of redemption proceeds by wire transfer.
     Further information concerning yield and total return is included in the SAI.

TOTAL RETURN - California Bond Fund. The Fund's average annual total return is computed by determining the average annual compounded rate of return for a specified period which, when applied to a hypothetical $1,000 investment in the Fund at the beginning of the period, would produce the redeemable value of that investment at the end of the period, assuming reinvestment of all dividends and distributions during the period.

YIELD - California Bond Fund. This Fund may advertise performance in terms of a 30-day yield quotation. The yield quotation is computed by dividing the net investment income per share earned during the period by the offering price per share on the last day of the period. This income is then annualized. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation in a Fund's portfolio and all recurring charges are recognized.

YIELD - California Money Market Fund. The Fund may advertise its yield and effective yield. The yield of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized, that is, the amount of income generated by the investment during the week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
     The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

TAX EQUIVALENT YIELD - The Funds may also utilize tax equivalent yields with adjustments for assumed income tax rates. See Appendix C - Taxable Equivalent Yield Table in the SAI for illustrations of this yield.

            USAA FAMILY OF NO-LOAD MUTUAL FUNDS

The USAA Family of No-Load Mutual Funds includes a variety of Funds, each with different objectives and policies. In combination, these Funds are designed to provide investors with the opportunity to formulate their own investment program. You may exchange any shares you hold in any one USAA Fund for shares in any other USAA
Fund. For more complete information about the Funds in the USAA Family of Funds, including charges and expenses, call the Manager for a Prospectus. Be sure to read it carefully before you invest or send money.

                USAA TAX EXEMPT FUND, INC.
                      Long-Term Fund
                  Intermediate-Term Fund
                      Short-Term Fund
               Tax Exempt Money Market Fund
                   California Bond Fund*
               California Money Market Fund*
                    New York Bond Fund*
                New York Money Market Fund*
                    Virginia Bond Fund*
                Virginia Money Market Fund*

                  USAA MUTUAL FUND, INC.
                  Aggressive Growth Fund
                        Growth Fund
                   Growth & Income Fund
                     Income Stock Fund
                        Income Fund
                   Short-Term Bond Fund
                     Money Market Fund

                   USAA INVESTMENT TRUST
                  Balanced Portfolio Fund
                     Cornerstone Fund
                   Emerging Markets Fund
                         Gold Fund
                    International Fund
                     World Growth Fund
                        GNMA Trust
                Treasury Money Market Trust

                 USAA STATE TAX-FREE TRUST
               Florida Tax-Free Income Fund*
            Florida Tax-Free Money Market Fund*
                Texas Tax-Free Income Fund*
             Texas Tax-Free Money Market Fund*


*   Available for sale only to residents of these specific states.

        USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

I.   THE IDEA BEHIND MUTUAL FUNDS
Mutual funds were conceived as a vehicle that could give small investors some of the advantages enjoyed by wealthy investors. A relatively small investment buys part of a widely diversified portfolio. That portfolio is managed by investment professionals, relieving the shareholder of the need to make individual stock or bond selections.
The investor also enjoys conveniences, such as daily pricing, liquidity, and in the case of the USAA Family of Funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result each shareholder owns an investment that in earlier times would have been available only to very wealthy people.

II.  USING FUNDS IN AN INVESTMENT PROGRAM
In choosing a mutual fund as an investment vehicle, the shareholder is foregoing some investment decisions, but must still make others. The decisions foregone are those involved with choosing individual securities. The Fund
Manager will perform that function. In addition, the Manager will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.
     The shareholder, however, retains at least part of the responsibility for an equally important decision.
This decision includes determining a portfolio of mutual funds that balances the investor's investment goals with his or her tolerance for risk. It is likely that this decision may involve the use of more than one fund of the USAA Family of Funds.
     For example, assume a shareholder wishes to pursue the higher yields usually available in the long-term bond market, but is also concerned about the possible price swings of the long-term bonds. He or she could divide investments between the California Bond Fund and the California Money Market Fund. This would create a portfolio with a higher yield than that of the money market and less volatility than that of the long-term market. This is just one example of how an individual could combine funds to create a portfolio tailored to his or her own risk and reward goals.

III. USAA'S FAMILY OF FUNDS
The Manager offers investors another alternative in its portfolio funds, the Balanced Portfolio and Cornerstone
Funds. Both of these unique mutual funds provide a professionally managed diversified investment portfolio within a mutual fund. These Funds are designed for the shareholder who prefers to delegate the asset allocation process to an investment manager. The Funds are structured to achieve diversification across a number of investment categories.
     Whether you prefer to create your own mix of mutual funds or use a portfolio fund, the USAA Family of Funds provides a broad range of choices covering just about any investor's investment objectives. Our sales representatives stand ready to inform you of your choices and to help you craft a portfolio which meets your needs.

            INVESTMENT OBJECTIVES AND POLICIES

                    CALIFORNIA BOND FUND
                CALIFORNIA MONEY MARKET FUND

INVESTMENT OBJECTIVES
The Funds have a common investment objective of providing
California investors with a high level of current interest income that is exempt from federal and California state income taxes. The California Money
Market Fund has a further objective of preserving capital and maintaining liquidity.

INVESTMENT POLICIES
The Manager will pursue this common objective by investing each Fund's assets in tax-exempt securities, the interest from which, in the opinion of counsel, is excluded from gross income for federal income tax purposes and is exempt from California state income taxes. It is a fundamental policy of each Fund that during normal market conditions at least 80% of the Fund's net assets will consist of California tax-exempt securities and at least 80% of the Fund's annual income will be exempt from federal and California state income taxes and excluded from the calculation of federal alternative minimum taxes for individual taxpayers.

California Bond Fund. Under normal market conditions, the Manager will invest the assets of the Fund so that at least 75% of the total market value of the tax-exempt securities is rated within the three highest long-term rating categories (at least A) by Moody's Investors
Service, Inc. (Moody's), Standard & Poor's Ratings Group (S&P), or Fitch Investors Service, Inc. (Fitch), in the highest short-term rating category by Moody's, S&P, or Fitch, or, if a security is not rated by those rating agencies, it must be of equivalent investment quality as determined by the Manager. The Manager will not purchase a security if, as a result of such purchase, more than 25% of the total market value of the tax-exempt securities of the Fund would be invested in securities which do not meet these quality standards. In no event will a security be purchased for the Fund unless it is rated at least investment grade; i.e., rated by Moody's, S&P, or Fitch at least in the fourth highest rating category for long-term securities, in the second highest rating category for short-term securities, or, if not rated by those rating agencies, determined by the Manager to be of equivalent investment quality. Securities rated in the lowest level of investment grade have some speculative characteristics since adverse economic conditions and changing circumstances are more likely to have an adverse impact on such securities.
     If the rating of a security is downgraded, the Manager will determine whether it is in the best interest of the Fund's shareholders to continue to hold such security in the Fund's portfolio. For a more complete description of tax-exempt securities and their ratings, see Appendix A to the SAI.
      The Fund's average portfolio maturity is not restricted, but is expected to be greater than ten years.
In determining a security's maturity for purposes of calculating the Fund's average maturity, estimates of the expected time for its principal to be paid may be used.
This can be substantially shorter than its stated final maturity. For a discussion of the method of calculating the average weighted maturity of the Fund's portfolio, see Investment Policies in the SAI. The per share net asset value of the California Bond Fund will fluctuate with portfolio maturity, the quality of securities held, and inversely to interest rate levels.

California Money Market Fund. The Fund will purchase only high quality securities that qualify as "eligible securities" under the Securities and Exchange Commission rules applicable to money market mutual funds. These securities must also be determined by the Manager to present minimal credit risk. In general, the category of eligible securities may include a security that is:

(1) issued or guaranteed by the U.S. Government or any agency or instrumentality thereof, including
     "prerefunded" and "escrowed to maturity" tax-exempt securities;
(2) rated in one of the two highest categories for short-term securities by at least two Nationally
     Recognized Statistical Rating Organizations
     (NRSROs), or by one NRSRO if the security is rated by only one NRSRO;
(3) unrated but issued by an issuer or guaranteed by a guarantor that has other comparable short-term debt obligations so rated; or
(4) unrated but determined to be of comparable quality by the Manager.

     If a security is downgraded after purchase, the Manager will follow written procedures adopted by the Fund's Board of Directors and a determination will be made as to whether it is in the best interest of the Fund's shareholders for the Fund to continue to hold the security.
     Current NRSROs include Moody's, S&P, Fitch, Duff &
Phelps Inc., Thompson BankWatch, Inc., and IBCA Inc. For a description of tax-exempt securities and their ratings, see Appendix A to the SAI.
     Consistent with regulatory requirements, the Manager will purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Fund will endeavor to maintain a constant net asset value of $1.00 per share, although there is no assurance that it will be able to do so.

             OTHER INVESTMENT INFORMATION

The investment objectives of the Funds may not be changed without shareholder approval. In view of the risks inherent in all investments in securities, there is no assurance that these objectives will be achieved. The investment policies and techniques used to pursue the Funds' objectives may be changed without shareholder approval, except as otherwise noted. Further information regarding the Funds' investment policies and restrictions is provided in the SAI.

TAX-EXEMPT SECURITIES
These securities include general obligation bonds, which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest; revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power; lease obligations backed by the municipality's covenant to budget for the payments due under the lease obligation; and certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities, provided that the interest paid on such securities qualifies as exempt from federal and California state income taxes.
The value of the securities in which the Company will invest generally fluctuates inversely with changes in prevailing interest rates. Changes in the creditworthiness of issuers and changes in other market factors such as the relative supply of and demand for tax-exempt bonds also create value fluctuations.
     Each Fund may on a temporary basis due to market or other conditions invest up to 100% of its assets in short-term securities whether or not exempt from federal and California state income taxes. Such taxable securities may consist of obligations of the United
States Government, its agencies or instrumentalities, and repurchase agreements secured by such instruments;
certificates of deposit of domestic banks having capital, surplus and undivided profits in excess of $100 million;
banker's acceptances of similar banks; commercial paper;
and other corporate debt obligations.

INVESTMENT TECHNIQUES
Variable Rate Securities - Each Fund may invest in tax-exempt securities that bear interest at rates which are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held.
     The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise. The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate.
The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities. The market value of tax-exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.
     In the case of the California Money Market Fund only, any variable rate instrument with a demand feature will be deemed to have a maturity equal to either the date on which the underlying principal amount may be recovered through demand or the next rate adjustment date consistent with applicable regulatory requirements.

Put Bonds - Each Fund may invest in tax-exempt securities
(including securities with variable interest rates) which may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity (Put Bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. For the California Bond Fund, maturity for put bonds is deemed to be the date on which the put becomes exercisable. Generally, maturity for put bonds for the California Money Market Fund is determined as stated under Variable Rate Securities.

When-Issued Securities - Each Fund may invest in new issues of tax-exempt securities offered on a when-issued basis; that is, delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment. The Funds do not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement.
Such securities can be sold before settlement date.
     Cash or high quality liquid debt securities equal to the amount of the when-issued commitments are segregated at the Fund's custodian bank. The segregated securities are valued at market, and daily adjustments are made to keep the value of the cash and segregated securities at least equal to the amount of such commitments by the Fund. On the settlement date, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or sale of the when-issued securities themselves.

Municipal Lease Obligations - Each Fund may invest in municipal lease obligations and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.
     Certain lease obligations contain "non-
appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a governmental function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

Liquidity - Lease obligations and certain Put Bonds that are subject to restrictions on transfer may be determined to be liquid in accordance with the guidelines established by the Board of Directors for purposes of complying with the Funds' investment restrictions applicable to investments in illiquid securities.
     In determining the liquidity of a lease obligation, the Manager will consider: (1) the frequency of trades and quotes for the lease obligation, (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential purchasers,
(3) dealer undertakings to make a market in the lease obligation, (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers, and the mechanics of transfer, (5) whether the lease obligation is of a size that will be attractive to institutional investors,
(6) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (7) such other factors as the Manager may determine to be relevant to such determination.
     In determining the liquidity of Put Bonds with restrictions on transfer, the Manager will evaluate the credit quality of the party (the Put Provider) issuing
(or unconditionally guaranteeing performance on) the unconditional put or demand feature of the Put Bond.

OTHER POLICIES
Each Fund is permitted (i) to lend portfolio securities so long as collateral is obtained for the securities and the aggregate value of all loans does not exceed 33 1/3% of the Fund's total assets, and (ii) to invest up to 5% of the Fund's total assets in repurchase agreements.
     The California Bond Fund may enter into financial futures contracts (and options thereon) for hedging purposes or to attempt to reduce principal fluctuations in the value of its portfolio. The Fund will not invest in futures contracts or options thereon for speculation.

INVESTMENT RESTRICTIONS
The following restrictions may not be changed without shareholder approval:

a. Neither Fund may borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

b. Neither Fund may pledge or mortgage more than 10% of its total assets.

c. Neither Fund may invest more than 25% of its total assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds or electric power project revenue bonds or in industrial revenue bonds which are based, directly or indirectly, on the credit of private entities of any one industry. However, each Fund reserves the right to invest more than 25% of its total assets in tax-exempt industrial revenue bonds.

d. Neither Fund will invest more than 25% of its total assets in the securities of a single issuer, and neither Fund will, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer.

RISK FACTORS
Each Fund is subject to credit and market risks, which will be intensified by concentration in California issues. Because the Funds' portfolios concentrate their investments in California tax-exempt securities, the Funds are affected by political, economic, regulatory or other developments which constrain the taxing and spending authority of California issuers or otherwise affect the ability of California issuers to pay interest or repay principal. See Special Risk Considerations in the SAI.

                    PURCHASE OF SHARES

OPENING AN ACCOUNT
You may open an account and make an investment by any of the methods described in the following table. A complete, signed application is required together with a check (payable to USAA [Fund Name]) for each new account.

TAX ID NUMBER
We require that each shareholder named on the account provide the Company with a social security number or tax identification number to avoid possible tax withholding requirements.

EFFECTIVE DATE
Generally, when you make a purchase, your purchase price will be the net asset value (NAV) per share next determined after the Fund receives your request in proper form.
If a Fund receives your request prior to the close of the New York Stock Exchange on a day on which the Exchange is open, your purchase price will be the NAV per share determined for that day. If a Fund receives your request after the time at which the NAV per share is calculated, the purchase will be effective on the next business day.
A check drawn on a foreign bank will not be deemed received for the purchase of shares until such time as the check has cleared and the Manager has received good funds, which may take up to 4 to 6 weeks. Furthermore, a bank charge may be assessed in the clearing process, which will be deducted from the amount of the purchase.
To avoid a delay in the effectiveness of your purchase, the Manager suggests that you convert your foreign check to U.S. dollars prior to investment in the Funds.

PURCHASE OF SHARES
INITIAL PURCHASES: Minimum $3,000 - (Except USAA employee payroll deduction).

Mail
Send your application and check to:
          USAA Investment Management Company
          9800 Fredericksburg Rd., San Antonio, TX 78288

In Person
Bring your application and check to:
          USAA Investment Management Company
          USAA Federal Savings Bank
          10750 Robert F. McDermott Freeway
          San Antonio, TX

USAA  Employee
Payroll Deduction
The periodic purchase of shares through payroll deduction
($25 minimum) by any employee of USAA, its subsidiaries or affiliated companies.

Exchange
Call our telephone assistance numbers. The new account must have the same registration as the account from which you are exchanging.

ADDITIONAL PURCHASES:  Minimum $50 - (Except transfers from brokerage accounts and USAA employee payroll deduction).

Mail
Send your check and the "Invest By Mail" stub, which accompanies your Fund's transaction confirmation, to the Transfer Agent:
          USAA Shareholder Account Services
          9800 Fredericksburg Rd., San Antonio, TX 78288

Bank Wire
Purchase
Instruct your bank (which may charge a fee for the service) to wire the specified amount to the Company as follows:
          State Street Bank and Trust Company
          Boston, MA  02101
          ABA# 011000028
          Attn: USAA [Fund Name]
          USAA AC-69384998
          Shareholder(s) Name(s)
          Shareholder Account Number

Electronic
Funds
Transfer (EFT)
You can pay for purchases electronically via electronic funds transfer. Systematic (regular) purchases can be deducted from your bank account, payroll, income-producing investment, or from a USAA money market account. Intermittent (as-needed) purchases can be deducted from your bank account through our Buy/Sell Service.
     Establish any of our electronic investing services when you apply for your account, or later upon request.

                   REDEMPTION OF SHARES

You may redeem shares of the Fund by any of the methods described in the following table on any day the NAV per share is calculated. Redemptions will be effective on the day on which instructions are received in accordance with the requirements set forth below. However, if instructions are received after the NAV per share calculation, redemption will be effective on the next business day.

REDEMPTION PROCEEDS
Redemption proceeds are distributed within seven days after the effective date of redemption. Payment for redemption of shares purchased by check or electronic funds transfer will not be disbursed until the purchase check or electronic funds trans-fer has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay.
     In addition, the Company may elect to suspend the redemption of shares or postpone the date of payment during any period that the New York Stock Exchange is closed, or trading in the markets the Company normally utilizes is restricted, or during any period that redemption is otherwise permitted to be suspended by the Securities and Exchange Commission.

Redemption
of Shares
Any of the following methods may be used to authorize the Transfer Agent to redeem shares from your account based on instructions received.

Written,
Fax, or
Telegraph
Send your written instructions to:
          USAA Shareholder Account Services
          9800 Fredericksburg Rd., San Antonio, TX 78288
Send a signed fax to 210-498-2889, or send a telegraph to USAA Shareholder Account Services.
     Written redemption requests must include the following: (1) a letter of instruction or stock assignment, and stock certificate (if issued), specifying the Fund and the number of shares or dollar amount to be redeemed; (2) signatures of all owners of the shares exactly as their names appear on the account; (3) other supporting legal documents, if required, as in the case of estates, trusts, guardianships, custodianships, partnerships, corporations, and pension and profit-sharing plans; and (4) method of payment.

Telephone
Call toll free 1-800-531-8448, in San Antonio, 210-456-7202.
     The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Information is obtained prior to any discussion regarding an account including: (1) USAA number or account number,
(2) the name(s) on the account registration, and (3) social security number or tax identification number for the account registration. In addition, all telephone communications with a shareholder are recorded and confirmations of all account transactions are sent to the address of record.
     Redemption by telephone, fax, or telegraph is not available for shares represented by stock certificates.

                                                   (continued)


Methods of
Payment
Any of the following methods of payment may be used with your redemption request.

Bank Wire
Redemption
The wire redemption privilege allows redemptions to be sent directly to your bank account. Establish this service when you apply for your account, or later upon request. If your account is at a savings bank, savings and loan association, or credit union, please obtain precise wiring instructions from your institution.
Specifically, include the name of the correspondent bank and your institution's account number at that bank. USAA
Shareholder Account Services deducts a wire fee from the account for the redemption by wire. The fee as of the date of this Prospectus is $10 ($25 for wires to a foreign bank) and is subject to change at any time. The fee is paid to State Street Bank and Trust Company (SSB) and the Transfer Agent for their services in connection with the wire redemption. Your bank may also charge a fee for receiving funds by wire.

Electronic
Funds
Transfer (EFT)
You can request electronic redemptions via electronic funds transfer. Systematic (regular) or intermittent
(as-needed) redemptions can be credited to your bank account.
     Establish any of our electronic investing services when you apply for your account, or later upon request.

Check
Redemption
You may request a redemption to be paid by check to the registered shareholder(s) and mailed to the address of record. This check redemption privilege is automatically established when your application is completed and accepted. There is a 15-day waiting period before a check redemption can be processed following a telephone address change.

Checkwriting
You may request that checks be issued for your California
Money Market Fund account. To establish your checkwriting privilege (CWP), complete the signature card which accompanies the application form or Shareholder
Services Guide, or request and complete the signature card separately. A one-time $5 checkwriting fee is charged to each account by the Transfer Agent for the establishment of the privilege. There is no charge for the use of checks nor for subsequent reorders. This privilege is subject to SSB's rules and regulations governing checking accounts. Checks must be written for an amount of at least $250. Checks written for less than $250 will be returned. Checkwriting may not be used to close an account because the value of the account changes daily as dividends are accrued.
     When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares in the investor's account will be redeemed to cover the amount of the check. Checks will be returned if there are insufficient shares to cover the amount of the check. Presently, there is a $15 processing fee assessed against an account for any redemption check not honored by a clearing or paying agent. A check paid during the month will be returned to the shareholder by separate mail. Checkwriting fees are subject to change at any time. The Company, the Transfer Agent and SSB each reserve the right to change or suspend the checkwriting privilege upon 30 days' written notice to participating shareholders. See the SAI for further information.
     You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions but does not guarantee that such efforts will be effective. A $10 charge will be made for each stop payment requested by a shareholder.

        CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT
If any order to purchase shares is cancelled due to nonpayment or if the Company does not receive good funds either by check or electronic funds transfer, the cancellation will be treated as a redemption of shares purchased and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, shares can be redeemed from any of your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA Family of Funds. A $15 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES
Fund shares may be transferred to another person by sending written instructions to the Transfer Agent. The account must be clearly identified and the shareholder must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer.
You also need to send written instructions and supporting documents to change an account registration due to events such as divorce, marriage, or death. If a new account needs to be established, an application must be completed and returned to the Transfer Agent.

ACCOUNT BALANCE
The Board of Directors may cause the redemption of an account with a balance of less than 50 full shares of either Fund, subject to certain limitations described in Additional Information Regarding Redemption of Shares in the SAI.

COMPANY RIGHTS
The Company reserves the right to:
(1) reject purchase or exchange orders when in the best interest of the Company;

(2) limit or discontinue the offering of shares of any portfolio of the Company without notice to the shareholders;

(3) impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (as, for example, if excessive market-timing share activity unfairly burdens long-term investors); provided, however, this 1% charge will not be imposed upon shareholders unless authorized by the Board of Directors and adequate notice has been given to shareholders;

(4) require a signature guarantee when deemed appropriate by the Manager for purchases, redemptions, or changes in account information. The section Additional Information Regarding Redemption of Shares in the SAI contains information on acceptable guarantors.

                        EXCHANGES

EXCHANGE PRIVILEGE
The Exchange Privilege is automatically established when you complete your application. You may exchange shares among portfolios in the USAA Family of Funds, provided you do not hold these shares in stock certificate form and that the shares to be acquired are offered in your state of residence. Only California residents may exchange into a California Fund. Exchange redemptions and purchases will be processed simultaneously at the share prices next determined after the exchange order is received. For federal income tax purposes, an exchange between portfolios is a taxable event. Accordingly, a capital gain or loss may be realized.
      The Funds have undertaken certain procedures regarding telephone transactions. See Redemption of Shares - Telephone.

EXCHANGE LIMITATIONS,
EXCESSIVE TRADING
To minimize Fund costs and to protect the portfolios and their shareholders from unfair expense burdens, the Funds restrict excessive exchanges. Exchanges out of any portfolio in the USAA Family of Funds are limited for each account to six per calendar year except that there is no limitation on exchanges out of the Tax Exempt
Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA Family of Funds.

                      OTHER SERVICES

INVESTMENT PLANS
You may establish a systematic investment plan by completing the appropriate forms. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day before the effective date. Call the Manager to obtain instructions.
More information about these preauthorized plans is contained in the SAI.

InvesTronic (registered trademark) - the periodic purchase of shares through electronic funds transfer from a checking or savings account.

Direct Purchase Service - the periodic purchase of shares through electronic funds transfer from a non-governmental employer, an income-producing investment, or an account with a participating financial institution.

Automatic Purchase Plan - the periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund.

Buy/Sell Service - the intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account.

Systematic Withdrawal Plan - the periodic redemption of shares from one of your accounts permitting you to receive a fixed amount of money monthly or quarterly.

SHAREHOLDER STATEMENTS
AND REPORTS
You will receive a confirmation after each transaction in your California Bond Fund account except:
  i) a reinvested dividend;
 ii) a payment you make after January 31, 1996 under the InvesTronic(registered trademark), Direct Purchase Service, Automatic Purchase Plan, or Directed Dividends investment plans; or
iii) a redemption you make after January 31, 1996 under the Systematic Withdrawal Plan.
In the California Money Market Fund, you will receive a confirmation for purchases or redemptions by check and exchanges. If your Money Market Fund account had activity other than reinvested dividends, such as wire purchases or redemptions or purchases under the InvesTronic(registered trademark), Direct Purchase Service, Automatic Purchase Plan or Directed Dividends investment plans, you will receive a monthly statement that will reflect quarter-to-date account activity.
     At the end of each quarter you will receive a consolidated statement for all of your mutual fund accounts, regardless of account activity. The fourth quarter consolidated statement will reflect all account activity for the prior tax year. There will be a $10 fee charged for copies of historical statements for other than the prior tax year for any one account. You will receive a Fund's financial statements with a summary of its investments and performance at least semiannually.
    In an effort to reduce expenses and respond to shareholders' requests to reduce mail, the Company intends to consolidate mailings of Annual and Semiannual
Reports to households having multiple accounts with the same address of record. One copy of each report will be furnished to that address. You may request additional reports by notifying the Company.

DIRECTED DIVIDENDS
If you own shares in more than one of the Funds in the USAA Family of Funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to automatically purchase shares in another fund.

TELEPHONE ASSISTANCE
Call our telephone assistance numbers for specific forms, a copy of the SAI, the most recent Annual Report and/or
Semiannual Report, or if you have any questions concerning any of the services offered.

                  SHARE PRICE CALCULATION

The price at which shares of the Funds are purchased and redeemed by shareholders is equal to the net asset value
(NAV) per share determined on the effective date of the purchase or redemption.

WHEN
The NAV per share for each Fund is calculated at the close of the regular trading session of the New York
Stock Exchange, which is usually 4:00 p.m. Eastern time.
You may buy and sell Fund shares at the NAV per share without a sales charge.

HOW
The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting liabilities, and dividing by the number of shares outstanding. Securities of the California Bond Fund are valued each business day at their current market value as determined by a pricing service approved by the Board of Directors. Securities which cannot be valued by the pricing service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors. In addition, securities purchased with maturities of 60 days or less and all securities of the California Money Market
Fund are stated at amortized cost.
     For additional information, see Valuation of Securities in the SAI.

            DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS
Net investment income of each Fund is accrued daily and distributed to shareholders on the last business day of each month. Any net capital gain generally will be distributed at least annually. The Funds intend to make such additional distributions as may be necessary to avoid the imposition of any federal excise tax.
     All shares purchased will begin accruing dividends on the day following the effective date of the purchase and will receive dividends through the effective date of redemption.
     All income dividends and capital gain distributions are automatically reinvested, unless the shareholder specifies otherwise. The share price will be the net asset value of the Fund shares computed on the ex-dividend date. Any capital gain distribution paid by the California Bond Fund will reduce the per share net asset value by the amount of the distribution. An investor should consider carefully the effects of purchasing shares of the California Bond Fund shortly before any capital gain distribution. Although in effect a return of capital, these distributions are subject to taxes. If a shareholder becomes a resident of a state other than California, a check for proceeds of income dividends will be mailed to such shareholder monthly, and a check for any capital gain distribution will be mailed after the distribution is paid.
     Any dividend or distribution payment returned to the Manager as not deliverable will be invested in the shareholder's Fund account at the then-current net asset value. If any check for the payment of dividends or distributions is not cashed within six months from the date on the check, it becomes void. The amount of the check will then be invested in the shareholder's account at the then-current net asset value.

FEDERAL TAXES
The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The following discussion relates only to generally applicable federal income tax provisions in effect as of the date of this Prospectus. Therefore, shareholders are urged to consult their own tax advisers about the status of distributions from a Fund in their own states and localities.

Fund - Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal
Revenue Code of 1986, as amended (the Code). By complying with the applicable provisions of the Code, neither Fund will be subject to federal income tax on its net investment income and net capital gains (capital gains in excess of capital losses) distributed to shareholders.

Shareholder - Dividends of net tax-exempt interest income paid by a Fund are excluded from a shareholder's gross income for federal income tax purposes. Dividends from taxable net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. However, it is expected that any taxable net investment income will be insubstantial in relation to the tax-exempt interest generated by a Fund.
     Distributions of net long-term capital gains are taxable as long-term capital gains whether received in cash or reinvested in additional shares, and regardless of the length of time the investor has held the shares of a Fund.
     Tax-exempt interest from private activity bonds (for example, industrial development revenue bonds) issued after August 7, 1986, although otherwise exempt from federal tax, is treated as a tax preference item for purposes of the alternative minimum tax. For corporations, all tax-exempt interest will be considered in calculating the alternative minimum tax as part of the adjusted current earnings.

Withholding - Each Fund is required by federal law to withhold and remit to the U.S. Treasury a portion of the income dividends and capital gain distributions and proceeds of redemptions paid to any non-corporate shareholder who fails to furnish the Fund with a correct tax identification number, who underreports dividend or interest income, or who fails to certify that he is not subject to withholding. To avoid this withholding requirement, you must certify on your application, or on a separate Form W-9 supplied by the Transfer Agent, that your tax identification number is correct and that you are not currently subject to backup withholding.

Reporting - Each Fund will report annually to its shareholders the federal tax status of dividends and distributions paid or declared by each Fund during the preceding calendar year, including the portion of the dividends constituting interest on private activity bonds, and the percentage and source, on a state-by-state basis, of interest income earned on tax-exempt securities held by the Fund during the preceding year.

CALIFORNIA TAXATION
California law relating to the taxation of regulated investment companies was generally conformed to federal law effective January 1, 1993. Any portion of the dividends paid by the Funds and derived from interest on obligations that pay interest (when such obligations are held by an individual) which is excludable from California personal income under California law will be exempt from California personal income tax (although not from the California franchise tax). To the extent a portion of the dividends are derived from interest on debt obligations other than those described directly above, such portion will be subject to the California personal and corporate income tax even though it may be excludable from gross income for federal income tax purposes. In addition, distributions of short-term capital gains realized by the Funds will be taxable to the shareholders as ordinary income. Distributions of long-term capital gains will be taxable as such to the shareholders regardless of how long they have held their shares. If shares of the Funds that are sold at a loss have been held six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on such shares.
     With respect to non-corporate shareholders,
California does not treat tax- exempt interest as a tax preference item for purposes of its alternative minimum tax. To the extent a corporate shareholder receives dividends which are exempt from California taxation, a portion of such dividends may be subject to the alternative minimum tax. Interest on indebtedness incurred to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, will not be deductible by the shareholder for California personal income tax purposes.
     The foregoing is only a summary of some of the important California personal income tax considerations generally affecting the Funds and their shareholders.
This discussion is not intended as a substitute for careful planning. Potential investors in the Funds should consult their tax advisers with specific reference to their own tax situations.

                 MANAGEMENT OF THE COMPANY

The business affairs of the Company are subject to the supervision of the Board of Directors.
     The Manager, USAA Investment Management Company
(IMCO), was organized in May 1970 and is an affiliate of United Services Automobile Association (USAA), a large diversified financial services institution. As of the date of this Prospectus, the Manager had approximately
$27 billion in total assets under management.  The
Manager's mailing address is 9800 Fredericksburg Rd., San
Antonio, TX 78288.
    Officers and employees of the Manager are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Joint Code of Ethics adopted by the Company and the Manager. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

ADVISORY AGREEMENT
The Manager serves as the manager and investment adviser of the Company, providing services under an Advisory Agreement. Under the Advisory Agreement, the Manager is responsible for the management of the portfolios, business affairs, and placement of brokerage orders, subject to the authority of and supervision by the Board of Directors.
     For its services under the Advisory Agreement, each Fund pays the Manager an annual fee which is computed as a percentage of the aggregate average net assets (ANA) of both Funds combined. The fee is accrued daily, paid monthly, and allocated between the Funds based on the relative net assets of each. The fee is computed at .50% of the first $50,000,000 ANA, .40% of that portion over $50,000,000 and not over $100,000,000 ANA, and .30% of that portion over $100,000,000 ANA. For the fiscal year ended March
31, 1995, the fees paid to the Manager were .32% of ANA for the California Bond Fund and .32% of ANA for the California Money Market Fund.

OPERATING EXPENSES
For the fiscal year ended March 31, 1995, the total annualized operating expenses for each Fund as a percentage of that Fund's ANA equaled .44% for the California Bond Fund and .47% for the California Money
Market Fund.

PORTFOLIO MANAGERS
The following individuals are primarily responsible for managing the Funds.

California Bond Fund
Robert R. Pariseau, Assistant Vice President of Fixed
Income Investments since June of 1995, has managed the Fund since May 1995. He has eleven years investment management experience working for IMCO, where he has held various positions in Fixed Income and Equity Investments.
Mr. Pariseau earned the Chartered Financial Analyst (CFA) designation in 1987 and is a member of the Association for Investment Management and Research (AIMR), San
Antonio Financial Analysts Society, Inc. (SAFAS), and the
National Federation of Municipal Analysts (NFMA). He holds an MBA from Lindenwood College, Missouri and a BS from the U.S. Naval Academy, Annapolis, Maryland.

California Money Market Fund
Pamela K. Bledsoe, Executive Director of Fixed Income
Investments since June of 1995, has managed the Fund since May 1995. Ms. Bledsoe has seven years investment management experience and has worked for IMCO since July 1991 in Fixed Income Research. From October 1986 to August 1989 she was a Financial Analyst at Schenley Industries, Inc., Dallas, Texas. Ms. Bledsoe earned the CFA designation in 1992 and is a member of the AIMR and SAFAS. Ms. Bledsoe holds an MBA from Texas Christian University and a BS from Louisiana Tech University.


                   DESCRIPTION OF SHARES

The Company is an open-end management investment company incorporated under the laws of the State of Maryland on November 16, 1981. The Company is authorized to issue shares in separate classes, or Funds. Ten such Funds have been established, two of which are described in this Prospectus. Each of the two Funds is classified as a diversified investment company. Under the Company's charter, the Board of Directors is authorized to create new Funds in addition to those already existing without the approval of the shareholders of the Company.
     Under the provisions of the Bylaws of the Company, no annual meeting of shareholders is required. Ordinarily, no shareholder meeting will be held unless required by the Investment Company Act of 1940. The Directors may fill vacancies on the Board or appoint new Directors provided that immediately after such action at least two-thirds of the Directors have been elected by shareholders.
     Shareholders are entitled to one vote per share
(with proportionate voting for fractional shares) irrespective of the relative net asset value of the shares. For matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required.

                  SERVICE PROVIDERS

UNDERWRITER/   USAA Investment Management Company
DISTRIBUTOR    9800 Fredericksburg Rd., San Antonio,
               Texas 78288.

TRANSFER       USAA Shareholder Account Services
AGENT          9800 Fredericksburg Rd., San Antonio, Texas 78288.

CUSTODIAN      State Street Bank and Trust Company
               P.O. Box 1713, Boston, Massachusetts 02105.

LEGAL          Goodwin, Procter & Hoar
COUNSEL        Exchange Place, Boston, Massachusetts 02109.

INDEPENDENT    KPMG Peat Marwick LLP
AUDITORS       112 East Pecan, Suite 2400, San Antonio, Texas 78205.



          TELEPHONE ASSISTANCE

      (Call toll free - Central Time)
Monday-Friday 8:00 a.m. to 8:00 p.m.
Saturday: 8:30 a.m. to 5:00 p.m.

For further information on mutual funds:
     1-800-531-8181
     In San Antonio 210-456-7211
For account servicing, exchanges or redemptions:
     1-800-531-8448
     In San Antonio 210-456-7202

      RECORDED 24 HOUR SERVICE

     MUTUAL FUND PRICE QUOTES
     (From any phone)
     1-800-531-8066
     In San Antonio 210-498-8066

      MUTUAL FUND TOUCHLINE(registered trademark)
     (From Touchtone phones only)
For account balance, last transaction or fund prices:
     1-800-531-8777
     In San Antonio 210-498-8777








                    USAA NEW YORK FUNDS
               August 1, 1995   PROSPECTUS
            As Supplemented December 1, 1995

USAA New York Bond Fund and USAA New York Money Market
Fund (collectively, the Funds or the New York Funds) are two of ten no-load mutual funds offered by USAA Tax
Exempt Fund, Inc. (the Company). The Funds are managed by USAA Investment Management Company (the Manager).

  WHAT ARE THE INVESTMENT
     OBJECTIVES AND POLICIES?
     The Funds have a common objective of providing New
York investors with a high level of current interest income that is exempt from federal income taxes and New
York State and New York City personal income taxes.  The
New York Money Market Fund has a further objective of preserving capital and maintaining liquidity. Each Fund has separate investment policies to achieve its objective.
     The New York Bond Fund invests primarily in long-term investment grade New York tax-exempt securities.
The Fund's average portfolio maturity is not restricted, but is expected to be greater than 10 years. Page 9.
     The New York Money Market Fund invests in high quality New York tax- exempt securities with maturities of 397 days or less. The Manager will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Fund will endeavor to maintain a constant net asset value per share of $1.00. Page 9.

  HOW DO YOU BUY? Fund shares are sold on a continuous basis at the net asset value per share without a sales charge. Make your initial investment directly with the Manager by mail or in person. Page 14.

  HOW DO YOU SELL? You may redeem shares of a Fund by mail, telephone, fax, or telegraph on any day that the net asset value is calculated. Page 16.

     Shares of the New York Funds are authorized for sale only to residents of the State of New York. The delivery of this Prospectus shall not constitute an offer in any state in which shares of the New York Funds may not lawfully be made.

     This Prospectus, which should be read and retained for future reference, provides information regarding the Company and the New York Funds that you should know before investing.

     Shares of the USAA New York Funds are not deposits or other obligations of, or guaranteed by the USAA
Federal Savings Bank, are not insured by the FDIC or any other Government Agency, and are subject to market risks.

     If you would like more information, a STATEMENT OF
ADDITIONAL INFORMATION (SAI) dated August 1, 1995, is available upon request and without charge by writing to USAA TAX EXEMPT FUND, INC., New York Funds, 9800
Fredericksburg Rd., San Antonio, TX 78288, or by calling
1-800-531-8181. The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE
COMMISSION OR  ANY STATE SECURITIES COMMISSION PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE NEW YORK MONEY MARKET FUND IS
NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND
THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO
MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                     TABLE OF CONTENTS


                                                      Page
                       SUMMARY DATA
     Fees and Expenses                                  3
     Financial Highlights                               4
     Performance Information                            6

                    USING MUTUAL FUNDS
     USAA Family of No-Load Mutual Funds                7
     Using Mutual Funds in an Investment Program        8

             INVESTMENT PORTFOLIO INFORMATION
     Investment Objectives and Policies                 9
         New York Bond Fund                             9
         New York Money Market Fund                     9
     Other Investment Information                      11

                  SHAREHOLDER INFORMATION
     Purchase of Shares                                14
     Redemption of Shares                              16
     Conditions of Purchase and Redemption             18
     Exchanges                                         19
     Other Services                                    19
     Share Price Calculation                           20
     Dividends, Distributions and Taxes                21
     Management of the Company                         23
     Description of Shares                             24
     Service Providers                                 25
     Telephone Assistance Numbers                      25



                     FEES AND EXPENSES

The following summary is provided to assist you in understanding the expenses you will bear directly or indirectly.

Shareholder Transaction Expenses (applicable to each Fund)
------------------------------------------------------------------------
Sales Load Imposed on Purchases                   None
Sales Load Imposed on Reinvested Dividends        None
Deferred Sales Load                               None
Redemption Fee*                                   None
Exchange Fee                                      None

Annual Fund Operating Expenses (as a percentage of average net assets (ANA))
-----------------------------------------------------------------------
                                                     New York      New York
                                                      Bond      Money Market
                                                      Fund          Fund
                                                      ----          ----
Management Fees, net of reimbursements                   .25%         .11%
12b-1 Fees                                              None         None
Other Expenses, net of reimbursements
     Transfer Agent Fees**                            .10%         .10%
     Custodian Fees                                   .07%         .14%
     All Other Expenses                               .08%         .15%
                                                      ----         ----
Total Other Expenses                                     .25%         .39%
                                                         ----         ----
Total Fund Operating Expenses, net of reimbursements     .50%         .50%
                                                         ====         ====
--------------------------------------------------------------------------
  * A shareholder who requests delivery of redemption proceeds by wire transfer will be subject to a $10 fee. See Redemption of Shares - Bank Wire Redemption.
 ** The Funds pay USAA Shareholder Account Services an annual fixed fee per account for its services. See
     Transfer Agent in the SAI, page 21.

     During the year, the Manager voluntarily limited each Fund's annual expenses to .50% of its ANA and reimbursed the Funds for all expenses in excess of the limitation. The Management Fees, Other Expenses, and
Total Fund Operating Expenses reflect all such expense reimbursements by the Manager. Absent such reimbursements, the amount of the Management Fees, Other
Expenses, and Total Fund Operating Expenses as a percentage of ANA for each of the Funds would have been as follows: New York Bond Fund, .46%, .25%, and .71%; and
New York Money Market Fund, .46%, .39%, and .85%.  The
Manager has voluntarily agreed to continue to limit each Fund's annual expenses until August 1, 1996, to .50% of its ANA and will reimburse the Funds for all expenses in excess of the limitation.

Example of Effect of Fund Expenses
--------------------------------------------------------------------------
An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of the periods shown:

                                   1 year  3 years  5 years  10 years
                                   ------  -------  -------  --------
     New York Bond Fund             $  5    $ 16     $ 28      $  63
     New York Money Market Fund     $  5    $ 16     $ 28      $  63

The above example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

                    FINANCIAL HIGHLIGHTS

The following per share operating performance for a share outstanding throughout each period in the five-year period ended March 31, 1995, has been derived from financial statements audited by KPMG Peat Marwick LLP. This table should be read in conjunction with the financial statements and related notes that appear in the Funds' Annual Report.
Further performance information is contained in the Annual
Report and is available upon request without charge.

          NET ASSET              NET REALIZED  DISTRIBUTIONS
          VALUE AT      NET          AND         FROM NET      DISTRIBUTIONS
          BEGINNING  INVESTMENT  UNREALIZED     INVESTMENT      OF REALIZED
YEAR      OF PERIOD    INCOME    GAIN (LOSS)      INCOME       CAPITAL GAINS
ENDED        ($)        ($)         ($)             ($)             ($)

NEW YORK BOND FUND:
March 31,
     1991*  10.00       .32         .50            (.32)             -
     1992   10.50       .69         .44            (.69)             -
     1993   10.94       .65         .80            (.65)           (.12)
     1994   11.62       .62        (.50)           (.62)           (.29)
     1995   10.83       .62        (.06)           (.62)             -

NEW YORK MONEY MARKET FUND:
March 31,
     1991*   1.00       .02          -             (.02)             -
     1992    1.00       .04          -             (.04)             -
     1993    1.00       .03          -             (.03)             -
     1994    1.00       .02          -             (.02)             -
     1995    1.00       .03          -             (.03)             -


                 FINANCIAL HIGHLIGHTS   cont.


                                                     RATIO OF NET
   NET ASSET                            RATIO OF      INVESTMENT
   VALUE AT               NET ASSETS    EXPENSES        INCOME
      END       TOTAL       AT END     TO AVERAGE     TO AVERAGE    PORTFOLIO
   OF PERIOD   RETURN     OF PERIOD    NET ASSETS     NET ASSETS    TURNOVER
      ($)        (%)**      ($000)        (%)             (%)         (%)

New York Bond Fund
     10.50       8.22        11,635       .50(a)(b)     6.73(a)(b)   128.04
     10.94      11.00        28,022       .50(b)        6.32(b)      110.77
     11.62      13.74        48,925       .50(b)        5.79(b)      107.12
     10.83        .68        56,912       .50(b)        5.24(b)      124.40
     10.77       5.42        50,507       .50(b)        5.83(b)      142.19


New York Money Market Fund
      1.00       2.23        12,684       .50(a)(b)     4.75(a)(b)       -
      1.00       3.72        16,788       .50(b)        3.61(b)          -
      1.00       2.51        19,428       .50(b)        2.46(b)          -
      1.00       2.00        24,513       .50(b)        1.98(b)          -
      1.00       2.76        27,525       .50(b)        2.74(b)          -

--------------
     (a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
     (b) The information contained in this table is based on actual expenses for the period, after giving effect to reimbursements of expenses by the Manager. Absent such reimbursements, the Funds' ratios would have been:

                               RATIO OF EXPENSES    RATIO OF NET INVESTMENT
                                   TO AVERAGE          INCOME TO AVERAGE
                                   NET ASSETS              NET ASSETS
                                      (%)                      (%)
NEW YORK BOND FUND:
March 31,
     1991*                           1.73(a)                  5.50(a)
     1992                            1.07                     5.75
     1993                             .80                     5.49
     1994                             .69                     5.05
     1995                             .71                     5.62

NEW YORK MONEY MARKET FUND:
March 31,
     1991*                           1.65(a)                  3.60(a)
     1992                            1.26                     2.86
     1993                            1.06                     1.90
     1994                             .98                     1.50
     1995                             .85                     2.39
--------------
      *    Funds commenced operations October 15, 1990.
     ** Assumes reinvestment of all dividend income and capital gain distributions during the period.


                  PERFORMANCE INFORMATION

Performance information should be considered in light of each Fund's investment objective and policies and market conditions during the time periods for which it is reported. Historical performance should not be considered as representative of the future performance of either Fund.
     The Company may quote a Fund's yield or total return in advertisements and reports to shareholders or prospective investors. A Fund's performance may also be compared to that of other mutual funds with similar investment objectives and relevant indexes that are referenced in Appendix B to the SAI. Standard total return and yield results reported by the Funds do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $10 fee for a delivery of redemption proceeds by wire transfer.
     Further information concerning yield and total return is included in the SAI.

TOTAL RETURN - New York Bond Fund. The Fund's average annual total return is computed by determining the average annual compounded rate of return for a specified period which, when applied to a hypothetical $1,000 investment in the Fund at the beginning of the period, would produce the redeemable value of that investment at the end of the period, assuming reinvestment of all dividends and distributions during the period.

YIELD - New York Bond Fund. This Fund may advertise performance in terms of a 30-day yield quotation. The yield quotation is computed by dividing the net investment income per share earned during the period by the offering price per share on the last day of the period. This income is then annualized. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation in a Fund's portfolio and all recurring charges are recognized.

YIELD - New York Money Market Fund. The Fund may advertise its yield and effective yield. The yield of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized, that is, the amount of income generated by the investment during the week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
     The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

TAX EQUIVALENT YIELD - The Funds may also utilize tax equivalent yields with adjustments for assumed income tax rates. See Appendix C - Taxable Equivalent Yield Tables in the SAI for illustrations of this yield.

            USAA FAMILY OF NO-LOAD MUTUAL FUNDS

The USAA Family of No-Load Mutual Funds includes a variety of Funds, each with different objectives and policies. In combination, these Funds are designed to provide investors with the opportunity to formulate their own investment program. You may exchange any shares you hold in any one USAA Fund for shares in any other USAA
Fund. For more complete information about the Funds in the USAA Family of Funds, including charges and expenses, call the Manager for a Prospectus. Be sure to read it carefully before you invest or send money.

                USAA TAX EXEMPT FUND, INC.
                      Long-Term Fund
                  Intermediate-Term Fund
                      Short-Term Fund
               Tax Exempt Money Market Fund
                   California Bond Fund*
               California Money Market Fund*
                    New York Bond Fund*
                New York Money Market Fund*
                    Virginia Bond Fund*
                Virginia Money Market Fund*

                  USAA MUTUAL FUND, INC.
                  Aggressive Growth Fund
                        Growth Fund
                   Growth & Income Fund
                     Income Stock Fund
                        Income Fund
                   Short-Term Bond Fund
                     Money Market Fund

                   USAA INVESTMENT TRUST
                  Balanced Portfolio Fund
                     Cornerstone Fund
                   Emerging Markets Fund
                         Gold Fund
                    International Fund
                     World Growth Fund
                        GNMA Trust
                Treasury Money Market Trust

                 USAA STATE TAX-FREE TRUST
               Florida Tax-Free Income Fund*
            Florida Tax-Free Money Market Fund*
                Texas Tax-Free Income Fund*
             Texas Tax-Free Money Market Fund*


 *   Available for sale only to residents of these specific states.

        USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

I.   THE IDEA BEHIND MUTUAL FUNDS
Mutual funds were conceived as a vehicle that could give small investors some of the advantages enjoyed by wealthy investors. A relatively small investment buys part of a widely diversified portfolio. That portfolio is managed by investment professionals, relieving the shareholder of the need to make individual stock or bond selections.
The investor also enjoys conveniences, such as daily pricing, liquidity, and in the case of the USAA Family of Funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result each shareholder owns an investment that in earlier times would have been available only to very wealthy people.

II.  USING FUNDS IN AN INVESTMENT PROGRAM
In choosing a mutual fund as an investment vehicle, the shareholder is foregoing some investment decisions, but must still make others. The decisions foregone are those involved with choosing individual securities. The Fund
Manager will perform that function. In addition, the Manager will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.
     The shareholder, however, retains at least part of the responsibility for an equally important decision.
This decision includes determining a portfolio of mutual funds that balances the investor's investment goals with his or her tolerance for risk. It is likely that this decision may involve the use of more than one fund of the USAA Family of Funds.
     For example, assume a shareholder wishes to pursue the higher yields usually available in the long-term bond market, but is also concerned about the possible price swings of the long-term bonds. He or she could divide investments between the New York Bond Fund and the New
York Money Market Fund. This would create a portfolio with a higher yield than that of the money market and less volatility than that of the long-term market. This is just one example of how an individual could combine funds to create a portfolio tailored to his or her own risk and reward goals.

III. USAA'S FAMILY OF FUNDS
The Manager offers investors another alternative in its portfolio funds, the Balanced Portfolio and Cornerstone
Funds. Both of these unique mutual funds provide a professionally managed diversified investment portfolio within a mutual fund. These Funds are designed for the shareholder who prefers to delegate the asset allocation process to an investment manager. The Funds are structured to achieve diversification across a number of investment categories.
     Whether you prefer to create your own mix of mutual funds or use a portfolio fund, the USAA Family of Funds provides a broad range of choices covering just about any investor's investment objectives. Our sales representatives stand ready to inform you of your choices and to help you craft a portfolio which meets your needs.

            INVESTMENT OBJECTIVES AND POLICIES

                     NEW YORK BOND FUND
                 NEW YORK MONEY MARKET FUND

INVESTMENT OBJECTIVES
The Funds have a common investment objective of providing
New York investors with a high level of current interest income that is exempt from federal income taxes and New
York State and New York City personal income taxes.  The
New York Money Market Fund has a further objective of preserving capital and maintaining liquidity.

INVESTMENT POLICIES
The Manager will pursue this common objective by investing each Fund's assets in debt obligations issued by New York State, its political subdivisions, municipalities and public authorities and by other governmental entities if, in the opinion of counsel, the interest from such obligations is excluded from gross income for federal income tax purposes and is exempt from New York State and New York City personal income taxes.
It is a fundamental policy of each Fund that during normal market conditions at least 80% of the Fund's net assets will consist of New York tax-exempt securities and at least 80% of the Fund's annual income will be exempt from federal and New York State and New York City personal income taxes and excluded from the calculation of federal alternative minimum taxes for individual taxpayers.

New York Bond Fund.  Under normal market conditions, the
Manager will invest the assets of the Fund so that at least 75% of the total market value of the tax-exempt securities is rated within the three highest long-term rating categories (at least A) by Moody's Investors
Service, Inc. (Moody's), Standard & Poor's Ratings Group
(S&P), or Fitch Investors Service, Inc. (Fitch), in the highest short-term rating category by Moody's, S&P, or Fitch, or, if a security is not rated by those rating agencies, it must be of equivalent investment quality as determined by the Manager. The Manager will not purchase a security if, as a result of such purchase, more than 25% of the total market value of the tax-exempt securities of the Fund would be invested in securities which do not meet these quality standards. In no event will a security be purchased for the Fund unless it is rated at least investment grade; i.e., rated by Moody's, S&P, or Fitch at least in the fourth highest rating category for long-term securities, in the second highest rating category for short-term securities, or, if not rated by those rating agencies, determined by the Manager to be of equivalent investment quality. Securities rated in the lowest level of investment grade have some speculative characteristics since adverse economic conditions and changing circumstances are more likely to have an adverse impact on such securities.
     If the rating of a security is downgraded, the Manager will determine whether it is in the best interest of the Fund's shareholders to continue to hold such security in the Fund's portfolio. For a more complete description of tax-exempt securities and their ratings, see Appendix A to the SAI.
     The Fund's average portfolio maturity is not restricted, but is expected to be greater than ten years.
In determining a security's maturity for purposes of calculating the Fund's average maturity, estimates of the expected time for its principal to be paid may be used.
This can be substantially shorter than its stated final maturity. For a discussion of the method of calculating the average weighted maturity of the Fund's portfolio, see Investment Policies in the SAI. The per share net asset value of the New York Bond Fund will fluctuate with portfolio maturity, the quality of securities held, and inversely to interest rate levels.

New York Money Market Fund. The Fund will purchase only high quality securities that qualify as "eligible securities" under the Securities and Exchange Commission rules applicable to money market mutual funds. These securities must also be determined by the Manager to present minimal credit risk. In general, the category of eligible securities may include a security that is:

(1) issued or guaranteed by the U.S. Government or any agency or instrumentality thereof, including
     "prerefunded" and "escrowed to maturity" tax-exempt securities;
(2) rated in one of the two highest categories for short-term securities by at least two Nationally
     Recognized Statistical Rating Organizations
     (NRSROs), or by one NRSRO if the security is rated by only one NRSRO;
(3) unrated but issued by an issuer or guaranteed by a guarantor that has other comparable short-term debt obligations so rated; or
(4) unrated but determined to be of comparable quality by the Manager.

     If a security is downgraded after purchase, the Manager will follow written procedures adopted by the Fund's Board of Directors and a determination will be made as to whether it is in the best interest of the Fund's shareholders for the Fund to continue to hold the security.
     Current NRSROs include Moody's, S&P, Fitch, Duff &
Phelps Inc., Thompson BankWatch, Inc., and IBCA Inc. For a description of tax- exempt securities and their ratings, see Appendix A to the SAI.
     Consistent with regulatory requirements, the Manager will purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Fund will endeavor to maintain a constant net asset value of $1.00 per share, although there is no assurance that it will be able to do so.

               OTHER INVESTMENT INFORMATION

The investment objectives of the Funds may not be changed without shareholder approval. In view of the risks inherent in all investments in securities, there is no assurance that these objectives will be achieved. The investment policies and techniques used to pursue the Funds' objectives may be changed without shareholder approval, except as otherwise noted. Further information regarding the Funds' investment policies and restrictions is provided in the SAI.

TAX-EXEMPT SECURITIES
These securities include general obligation bonds, which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest; revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power; lease obligations backed by the municipality's covenant to budget for the payments due under the lease obligation; and certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities, provided that the interest paid on such securities is excluded from gross income for federal income tax purposes and is exempt from New York
State and New York City personal income taxes. The value of the securities in which the Company will invest generally fluctuates inversely with changes in prevailing interest rates. Changes in the creditworthiness of issuers and changes in other market factors such as the relative supply of and demand for tax-exempt bonds also create value fluctuations.
     Each Fund may on a temporary basis due to market or other conditions invest up to 100% of its assets in short-term securities whether or not exempt from federal and New York State and New York City income taxes. Such taxable securities may consist of obligations of the United States Government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper; and other corporate debt obligations.

INVESTMENT TECHNIQUES
Variable Rate Securities - Each Fund may invest in tax-exempt securities that bear interest at rates which are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held.
     The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise. The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate.
The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities. The market value of tax-exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.
     In the case of the New York Money Market Fund only, any variable rate instrument with a demand feature will be deemed to have a maturity equal to either the date on which the underlying principal amount may be recovered through demand or the next rate adjustment date consistent with applicable regulatory requirements.

Put Bonds - Each Fund may invest in tax-exempt securities
(including securities with variable interest rates) which may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity (Put Bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. For the New York Bond Fund, maturity for put bonds is deemed to be the date on which the put becomes exercisable. Generally, maturity for put bonds for the New York Money Market Fund is determined as stated under Variable Rate Securities.

When-Issued Securities - Each Fund may invest in new issues of tax-exempt securities offered on a when-issued basis; that is, delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment. The Funds do not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement.
Such securities can be sold before settlement date.
     Cash or high quality liquid debt securities equal to the amount of the when-issued commitments are segregated at the Fund's custodian bank. The segregated securities are valued at market, and daily adjustments are made to keep the value of the cash and segregated securities at least equal to the amount of such commitments by the Fund. On the settlement date, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or sale of the when-issued securities themselves.

Municipal Lease Obligations - Each Fund may invest in municipal lease obligations and certificates of participation in such obligations (collectively, lease obligations).
A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.
     Certain lease obligations contain "non-
appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a governmental function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

Liquidity - Lease obligations and certain Put Bonds that are subject to restrictions on transfer may be determined to be liquid in accordance with the guidelines established by the Board of Directors for purposes of complying with the Funds' investment restrictions applicable to investments in illiquid securities.
     In determining the liquidity of a lease obligation, the Manager will consider: (1) the frequency of trades and quotes for the lease obligation, (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential purchasers,
(3) dealer undertakings to make a market in the lease obligation, (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers, and the mechanics of transfer, (5) whether the lease obligation is of a size that will be attractive to institutional investors,
(6) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (7) such other factors as the Manager may determine to be relevant to such determination.
     In determining the liquidity of Put Bonds with restrictions on transfer, the Manager will evaluate the credit quality of the party (the Put Provider) issuing
(or unconditionally guaranteeing performance on) the unconditional put or demand feature of the Put Bond.

OTHER POLICIES
Each Fund is permitted (i) to lend portfolio securities so long as collateral is obtained for the securities and the aggregate value of all loans does not exceed 33 1/3% of the Fund's total assets, and (ii) to invest up to 5% of the Fund's total assets in repurchase agreements.
     The New York Bond Fund may enter into financial futures contracts (and options thereon) for hedging purposes or to attempt to reduce principal fluctuations in the value of its portfolio. The Fund will not invest in futures contracts or options thereon for speculation.

INVESTMENT RESTRICTIONS
The following restrictions may not be changed without shareholder approval:

a. Neither Fund may borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

b. Neither Fund may pledge or mortgage more than 10% of its total assets.

c. Neither Fund may invest 25% or more of its total assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds or electric power project revenue bonds or in industrial revenue bonds which are based, directly or indirectly, on the credit of private entities of any one industry. However, each Fund reserves the right to invest more than 25% of its total assets in tax-exempt industrial revenue bonds.

d. Neither Fund will invest 25% or more of its total assets in the securities of a single issuer, and neither Fund will, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer.

RISK FACTORS
Each Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York Municipal Obligations to meet their continuing obligations for the payment of principal and interest.
New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Municipal Obligations to meet their financial obligations.
     Certain substantial issuers of New York Municipal Obligations (including issuers whose obligations may be acquired by the Funds) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obligations. In recent years, several different issues of municipal securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by S&P and Moody's. On the other hand, strong demand for New York Municipal Obligations has at times had the effect of permitting New York
Municipal Obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York Municipal Obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations.
Although no issuers of New York Municipal Obligations are in default with respect to the payment of their municipal obligations as of the date of this Prospectus, the occurrence of any such default could adversely affect the market values and marketability of all New York Municipal Obligations and, consequently, the net asset value of the Fund's portfolio.
     Other considerations affecting the Fund's investments in New York Municipal Obligations are summarized in the SAI.

                    PURCHASE OF SHARES

OPENING AN ACCOUNT
You may open an account and make an investment by any of the methods described in the following table. A complete, signed application is required together with a check (payable to USAA [Fund Name]) for each new account.

TAX ID NUMBER
We require that each shareholder named on the account provide the Company with a social security number or tax identification number to avoid possible tax withholding requirements.

EFFECTIVE DATE
Generally, when you make a purchase, your purchase price will be the net asset value (NAV) per share next determined after the Fund receives your request in proper form. If a Fund receives your request prior to the close of the New York Stock Exchange on a day on which the Exchange is open, your purchase price will be the NAV per share determined for that day. If a Fund receives your request after the time at which the NAV per share is calculated, the purchase will be effective on the next business day.
A check drawn on a foreign bank will not be deemed received for the purchase of shares until such time as the check has cleared and the Manager has received good funds, which may take up to 4 to 6 weeks. Furthermore, a bank charge may be assessed in the clearing process, which will be deducted from the amount of the purchase.
To avoid a delay in the effectiveness of your purchase, the Manager suggests that you convert your foreign check to U.S. dollars prior to investment in the Funds.

PURCHASE OF SHARES
INITIAL PURCHASES: Minimum $3,000 - (Except USAA employee payroll deduction).

Mail
Send your application and check to:
          USAA Investment Management Company
          9800 Fredericksburg Rd., San Antonio, TX 78288

In Person
Bring your application and check to:
          USAA Investment Management Company
          USAA Federal Savings Bank
          10750 Robert F. McDermott Freeway
          San Antonio, TX

USAA  Employee
Payroll Deduction
The periodic purchase of shares through payroll deduction
($25 minimum) by any employee of USAA, its subsidiaries or affiliated companies.

Exchange
Call our telephone assistance numbers. The new account must have the same registration as the account from which you are exchanging.

ADDITIONAL PURCHASES:  Minimum $50 - (Except transfers from brokerage accounts and USAA employee payroll deduction).

Mail
Send your check and the "Invest By Mail" stub, which accompanies your Fund's transaction confirmation, to the Transfer Agent:
          USAA Shareholder Account Services
          9800 Fredericksburg Rd., San Antonio, TX 78288

Bank Wire
Purchase
Instruct your bank (which may charge a fee for the
service) to wire the specified amount to the Company as follows:
          State Street Bank and Trust Company
          Boston, MA  02101
          ABA# 011000028
          Attn: USAA [Fund Name]
          USAA AC-69384998
          Shareholder(s) Name(s)
          Shareholder Account Number

Electronic
Funds
Transfer (EFT)
You can pay for purchases electronically via electronic funds transfer. Systematic (regular) purchases can be deducted from your bank account, payroll, income-producing investment, or from a USAA money market account. Intermittent (as-needed) purchases can be deducted from your bank account through our Buy/Sell
Service.
     Establish any of our electronic investing services when you apply for your account, or later upon request.

                   REDEMPTION OF SHARES

You may redeem shares of a Fund by any of the methods described in the following table on any day the NAV per share is calculated. Redemptions will be effective on the day on which instructions are received in accordance with the requirements set forth below. However, if instructions are received after the NAV per share calculation, redemption will be effective on the next business day.

REDEMPTION PROCEEDS
Redemption proceeds are distributed within seven days after the effective date of redemption. Payment for redemption of shares purchased by check or electronic funds transfer will not be disbursed until the purchase check or electronic funds trans-fer has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay.
     In addition, the Company may elect to suspend the redemption of shares or postpone the date of payment during any period that the New York Stock Exchange is closed, or trading in the markets the Company normally utilizes is restricted, or during any period that redemption is otherwise permitted to be suspended by the Securities and Exchange Commission.

Redemption
of Shares
Any of the following methods may be used to authorize the Transfer Agent to redeem shares from your account based on instructions received.

Written,
Fax, or
Telegraph
Send your written instructions to:
          USAA Shareholder Account Services
          9800 Fredericksburg Rd., San Antonio, TX 78288
Send a signed fax to 210-498-2889, or send a telegraph to USAA Shareholder Account Services.
     Written redemption requests must include the following: (1) a letter of instruction or stock assignment, and stock certificate (if issued), specifying the Fund and the number of shares or dollar amount to be redeemed; (2) signatures of all owners of the shares exactly as their names appear on the account; (3) other supporting legal documents, if required, as in the case of estates, trusts, guardianships, custodianships, partnerships, corporations, and pension and profit-sharing plans; and (4) method of payment.

Telephone
Call toll free 1-800-531-8448, in San Antonio, 210-456-7202.
     The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Information is obtained prior to any discussion regarding an account including: (1) USAA number or account number,
(2) the name(s) on the account registration, and (3) social security number or tax identification number for the account registration. In addition, all telephone communications with a shareholder are recorded and confirmations of all account transactions are sent to the address of record.
     Redemption by telephone, fax, or telegraph is not available for shares represented by stock certificates.

                                                       (continued)

Methods of
Payment
Any of the following methods of payment may be used with your redemption request.

Bank Wire
Redemption
The wire redemption privilege allows redemptions to be sent directly to your bank account. Establish this service when you apply for your account, or later upon request. If your account is at a savings bank, savings and loan association, or credit union, please obtain precise wiring instructions from your institution.
Specifically, include the name of the correspondent bank and your institution's account number at that bank. USAA
Shareholder Account Services deducts a wire fee from the account for the redemption by wire. The fee as of the date of this Prospectus is $10 ($25 for wires to a foreign bank) and is subject to change at any time. The fee is paid to State Street Bank and Trust Company (SSB) and the Transfer Agent for their services in connection with the wire redemption. Your bank may also charge a fee for receiving funds by wire.

Electronic
Funds
Transfer (EFT)
You can request electronic redemptions via electronic funds transfer. Systematic (regular) or intermittent
(as-needed) redemptions can be credited to your bank account.
     Establish any of our electronic investing services when you apply for your account, or later upon request.

Check
Redemption
You may request a redemption to be paid by check to the registered shareholder(s) and mailed to the address of record. This check redemption privilege is automatically established when your application is completed and accepted. There is a 15-day waiting period before a check redemption can be processed following a telephone address change.

Checkwriting
You may request that checks be issued for your New York
Money Market Fund account. To establish your checkwriting privilege (CWP), complete the signature card which accompanies the application form or Shareholder
Services Guide, or request and complete the signature card separately. A one-time $5 checkwriting fee is charged to each account by the Transfer Agent for the establishment of the privilege. There is no charge for the use of checks nor for subsequent reorders. This privilege is subject to SSB's rules and regulations governing checking accounts. Checks must be written for an amount of at least $250. Checks written for less than $250 will be returned. Checkwriting may not be used to close an account because the value of the account changes daily as dividends are accrued.
     When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares in the investor's account will be redeemed to cover the amount of the check. Checks will be returned if there are insufficient shares to cover the amount of the check. Presently, there is a $15 processing fee assessed against an account for any redemption check not honored by a clearing or paying agent. A check paid during the month will be returned to the shareholder by separate mail. Checkwriting fees are subject to change at any time. The Company, the Transfer Agent and SSB each reserve the right to change or suspend the checkwriting privilege upon 30 days' written notice to participating shareholders. See the SAI for further information.
     You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions but does not guarantee that such efforts will be effective. A $10 charge will be made for each stop payment requested by a shareholder.

       CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT
If any order to purchase shares is cancelled due to nonpayment or if the Company does not receive good funds either by check or electronic funds transfer, the cancellation will be treated as a redemption of shares purchased and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, shares can be redeemed from any of your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA Family of Funds. A $15 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES
Fund shares may be transferred to another person by sending written instructions to the Transfer Agent. The account must be clearly identified and the shareholder must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer.
You also need to send written instructions and supporting documents to change an account registration due to events such as divorce, marriage, or death. If a new account needs to be established, an application must be completed and returned to the Transfer Agent.

ACCOUNT BALANCE
The Board of Directors may cause the redemption of an account with a balance of less than 50 full shares of either Fund, subject to certain limitations described in Additional Information Regarding Redemption of Shares in the SAI.

COMPANY RIGHTS
The Company reserves the right to:
(1) reject purchase or exchange orders when in the best interest of the Company;

(2) limit or discontinue the offering of shares of any portfolio of the Company without notice to the shareholders;

(3) impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (as, for example, if excessive market-timing share activity unfairly burdens long-term investors); provided, however, this 1% charge will not be imposed upon shareholders unless authorized by the Board of Directors and adequate notice has been given to shareholders;

(4) require a signature guarantee when deemed appropriate by the Manager for purchases, redemptions, or changes in account information. The section Additional Information Regarding Redemption of Shares in the SAI contains information on acceptable guarantors.

                        EXCHANGES

EXCHANGE PRIVILEGE
The Exchange Privilege is automatically established when you complete your application. You may exchange shares among portfolios in the USAA Family of Funds, provided you do not hold these shares in stock certificate form and that the shares to be acquired are offered in your state of residence. Only New York residents may exchange into a New York Fund. Exchange redemptions and purchases will be processed simultaneously at the share prices next determined after the exchange order is received. For federal income tax purposes, an exchange between portfolios is a taxable event. Accordingly, a capital gain or loss may be realized.
     The Funds have undertaken certain procedures regarding telephone transactions. See Redemption of Shares - Telephone.

EXCHANGE LIMITATIONS,
EXCESSIVE TRADING
To minimize Fund costs and to protect the portfolios and their shareholders from unfair expense burdens, the Funds restrict excessive exchanges. Exchanges out of any portfolio in the USAA Family of Funds are limited for each account to six per calendar year except that there is no limitation on exchanges out of the Tax Exempt
Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA Family of Funds.

                      OTHER SERVICES

INVESTMENT PLANS
You may establish a systematic investment plan by completing the appropriate forms. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day before the effective date. Call the Manager to obtain instructions.
More information about these preauthorized plans is contained in the SAI.

InvesTronic (registered trademark) - the periodic purchase of shares through electronic funds transfer from a checking or savings account.

Direct Purchase Service - the periodic purchase of shares through electronic funds transfer from a non-governmental employer, an income-producing investment, or an account with a participating financial institution.

Automatic Purchase Plan - the periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund.

Buy/Sell Service - the intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account.

Systematic Withdrawal Plan - the periodic redemption of shares from one of your accounts permitting you to receive a fixed amount of money monthly or quarterly.

SHAREHOLDER STATEMENTS
AND REPORTS
You will receive a confirmation after each transaction in your New York Bond Fund account except:
  i) a reinvested dividend;
 ii) a payment you make after January 31, 1996 under the InvesTronic(registered trademark), Direct Purchase Service, Automatic Purchase Plan, or Directed Dividends investment plans; or
iii) a redemption you make after January 31, 1996 under the Systematic Withdrawal Plan.
In the New York Money Market Fund, you will receive a confirmation for purchases or redemptions by check and exchanges. If your Money Market Fund account had activity other than reinvested dividends, such as wire purchases or redemptions or purchases under the InvesTronic(registered trademark), Direct Purchase Service, Automatic Purchase Plan or Directed Dividends investment plans, you will receive a monthly statement that will reflect quarter-to-date account activity.
     At the end of each quarter you will receive a consolidated statement for all of your mutual fund accounts, regardless of account activity. The fourth quarter consolidated statement will reflect all account activity for the prior tax year. There will be a $10 fee charged for copies of historical statements for other than the prior tax year for any one account. You will receive a Fund's financial statements with a summary of its investments and performance at least semiannually.
     In an effort to reduce expenses and respond to shareholders' requests to reduce mail, the Company intends to consolidate mailings of Annual and Semiannual
Reports to households having multiple accounts with the same address of record. One copy of each report will be furnished to that address. You may request additional reports by notifying the Company.

DIRECTED DIVIDENDS
If you own shares in more than one of the Funds in the USAA Family of Funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to automatically purchase shares in another fund.

TELEPHONE ASSISTANCE
Call our telephone assistance numbers for specific forms, a copy of the SAI, the most recent Annual Report and/or
Semiannual Report, or if you have any questions concerning any of the services offered.

                  SHARE PRICE CALCULATION

The price at which shares of the Funds are purchased and redeemed by shareholders is equal to the net asset value
(NAV) per share determined on the effective date of the purchase or redemption.

WHEN
The NAV per share for each Fund is calculated at the close of the regular trading session of the New York
Stock Exchange, which is usually 4:00 p.m. Eastern time.
You may buy and sell Fund shares at the NAV per share without a sales charge.

HOW
The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting liabilities, and dividing by the number of shares outstanding. Securities of the New York Bond Fund are valued each business day at their current market value as determined by a pricing service approved by the Board of Directors. Securities which cannot be valued by the pricing service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors. In addition, securities purchased with maturities of 60 days or less and all securities of the New York Money Market Fund are stated at amortized cost.
     For additional information, see Valuation of Securities in the SAI.

            DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS
Net investment income of each Fund is accrued daily and distributed to shareholders on the last business day of each month. Any net capital gain generally will be distributed at least annually. The Funds intend to make such additional distributions as may be necessary to avoid the imposition of any federal excise tax.
     All shares purchased will begin accruing dividends on the day following the effective date of the purchase and will receive dividends through the effective date of redemption.
     All income dividends and capital gain distributions are automatically reinvested, unless the shareholder specifies otherwise. The share price will be the net asset value of the Fund shares computed on the ex-dividend date. Any capital gain distribution paid by the New York Bond Fund will reduce the per share net asset value by the amount of the distribution. An investor should consider carefully the effects of purchasing shares of the New York Bond Fund shortly before any capital gain distribution. Although in effect a return of capital, these distributions are subject to taxes. If a shareholder becomes a resident of a state other than New York, a check for proceeds of income dividends will be mailed to such shareholder monthly, and a check for any capital gain distribution will be mailed after the distribution is paid.
     Any dividend or distribution payment returned to the Manager as not deliverable will be invested in the shareholder's Fund account at the then-current net asset value. If any check for the payment of dividends or distributions is not cashed within six months from the date on the check, it becomes void. The amount of the check will then be invested in the shareholder's account at the then-current net asset value.

FEDERAL TAXES
The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The following discussion relates only to generally applicable federal income tax provisions in effect as of the date of this Prospectus. Therefore, shareholders are urged to consult their own tax advisers about the status of distributions from a Fund in their own states and localities.

Fund - Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal
Revenue Code of 1986, as amended (the Code). By complying with the applicable provisions of the Code, neither Fund will be subject to federal income tax on its net investment income and net capital gains (capital gains in excess of capital losses) distributed to shareholders.

Shareholder - Dividends of net tax-exempt interest income paid by a Fund are excluded from a shareholder's gross income for federal income tax purposes. Dividends from taxable net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. However, it is expected that any taxable net investment income will be insubstantial in relation to the tax-exempt interest generated by a Fund.
     Distributions of net long-term capital gains are taxable as long-term capital gains whether received in cash or reinvested in additional shares, and regardless of the length of time the investor has held the shares of a Fund.
     Tax-exempt interest from private activity bonds (for example, industrial development revenue bonds) issued after August 7, 1986, although otherwise exempt from federal tax, is treated as a tax preference item for purposes of the alternative minimum tax. For corporations, all tax-exempt interest will be considered in calculating the alternative minimum tax as part of the adjusted current earnings.

Withholding - Each Fund is required by federal law to withhold and remit to the U.S. Treasury a portion of the income dividends and capital gain distributions and proceeds of redemptions paid to any non-corporate shareholder who fails to furnish the Fund with a correct tax identification number, who underreports dividend or interest income, or who fails to certify that he is not subject to withholding. To avoid this withholding requirement, you must certify on your application, or on a separate Form W-9 supplied by the Transfer Agent, that your tax identification number is correct and that you are not currently subject to backup withholding.

Reporting - Each Fund will report annually to its shareholders the federal tax status of dividends and distributions paid or declared by each Fund during the preceding calendar year, including the portion of the dividends constituting interest on private activity bonds, and the percentage and source, on a state-by-state basis, of interest income earned on tax-exempt securities held by the Fund during the preceding year.

NEW YORK TAXATION
Each Fund intends to satisfy such requirements of applicable New York law so as to pay dividends, as described below, that are exempt from New York State and New York City personal income taxes. Dividends derived from interest on qualifying New York Municipal
Obligations will be exempt from New York State and New
York City personal income taxes, but not corporate franchise taxes. Dividends and distributions derived from income (including capital gains on all New York
Municipal Obligations) other than interest on qualifying
New York Municipal Obligations are not exempt from New
York State and New York City taxes. Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund is not deductible for New York
State and New York City personal income tax purposes.
Each shareholder will receive an annual notification stating the shareholder's portion of each Fund's tax-exempt income attributable to qualified New York
Municipal Obligations. The foregoing is only a general summary of certain state and local tax considerations generally affecting shareholders and is not intended as a substitute for careful tax planning. Potential investors should consult their own tax advisers regarding their own tax situations.

                 MANAGEMENT OF THE COMPANY

The business affairs of the Company are subject to the supervision of the Board of Directors.
     The Manager, USAA Investment Management Company
(IMCO), was organized in May 1970 and is an affiliate of United Services Automobile Association (USAA), a large diversified financial services institution. As of the date of this Prospectus, the Manager had approximately
$27 billion in total assets under management.  The
Manager's mailing address is 9800 Fredericksburg Rd., San
Antonio, TX 78288.
     Officers and employees of the Manager
are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Joint Code of Ethics adopted by the Company and the Manager. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

ADVISORY AGREEMENT
The Manager serves as the manager and investment adviser of the Company, providing services under an Advisory
Agreement. Under the Advisory Agreement, the Manager is responsible for the management of the portfolios, business affairs, and placement of brokerage orders, subject to the authority of and supervision by the Board of Directors.
     For its services under the Advisory Agreement, each Fund pays the Manager an annual fee which is computed as a percentage of the aggregate average net assets (ANA) of both Funds combined. The fee is accrued daily, paid monthly, and allocated between the Funds based on the relative net assets of each. The fee is computed at .50% of the first $50,000,000 ANA, .40% of that portion over $50,000,000 and not over $100,000,000 ANA, and .30% of that portion over $100,000,000 ANA.  For the fiscal year ended
March 31, 1995, the fees paid to the Manager, net of the reimbursements, were .25% of ANA for the New York Bond
Fund and .11% of ANA for the New York Money Market Fund.

OPERATING EXPENSES
For the fiscal year ended March 31, 1995, the Manager limited each Fund's total annualized operating expenses to .50% of its ANA. The Manager reimbursed the New York
Bond Fund $110,439 and the New York Money Market Fund
$94,923 for expenses in excess of the limitation.  The
Manager has voluntarily agreed to continue to limit each Fund's annual expenses until August 1, 1996, to .50% of its ANA and will reimburse the Funds for all expenses in excess of the limitation.

PORTFOLIO MANAGERS
The following individuals are primarily responsible for managing the Funds.

New York Bond Fund
Kenneth E. Willmann, Vice President of Fixed Income
Investments since December of 1986, has managed the Fund since its inception in March 1982. He has 21 years investment management experience and has worked for IMCO
18 years.  Mr. Willmann earned the Chartered Financial
Analyst (CFA) designation in 1978 and is a member of the Association for Investment Management and Research
(AIMR), San Antonio Financial Analysts Society, Inc.
(SAFAS), and the National Federation of Municipal
Analysts (NFMA). He holds an MBA and a BA from the University of Texas.

New York Money Market Fund
Pamela K. Bledsoe, Executive Director of Fixed Income Investments since June of 1995, has managed the Fund since May 1995. Ms. Bledsoe has seven years investment management experience and has worked for IMCO since July
1991 in Fixed Income Research. From October 1986 to August 1989 she was a Financial Analyst at Schenley Industries, Inc., Dallas, Texas. Ms. Bledsoe earned the CFA designation in 1992 and is a member of the AIMR and SAFAS. Ms. Bledsoe holds an MBA from Texas Christian University and a BS from Louisiana Tech University.

                   DESCRIPTION OF SHARES

The Company is an open-end management investment company incorporated under the laws of the State of Maryland on November 16, 1981. The Company is authorized to issue shares in separate classes, or Funds. Ten such Funds have been established, two of which are described in this Prospectus. Each of the two Funds is classified as a diversified investment company. Under the Company's charter, the Board of Directors is authorized to create new Funds in addition to those already existing without the approval of the shareholders of the Company.
     Under the provisions of the Bylaws of the Company, no annual meeting of shareholders is required. Ordinarily, no shareholder meeting will be held unless required by the Investment Company Act of 1940. The Directors may fill vacancies on the Board or appoint new Directors provided that immediately after such action at least two-thirds of the Directors have been elected by shareholders.
     Shareholders are entitled to one vote per share
(with proportionate voting for fractional shares) irrespective of the relative net asset value of the shares. For matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required.

                     SERVICE PROVIDERS

UNDERWRITER/   USAA Investment Management Company
DISTRIBUTOR    9800 Fredericksburg Rd., San Antonio,
               Texas 78288.

TRANSFER       USAA Shareholder Account Services
AGENT          9800 Fredericksburg Rd., San Antonio, Texas 78288.

CUSTODIAN      State Street Bank and Trust Company
               P.O. Box 1713, Boston, Massachusetts 02105.

LEGAL          Goodwin, Procter & Hoar
COUNSEL        Exchange Place, Boston, Massachusetts 02109.

INDEPENDENT    KPMG Peat Marwick LLP
AUDITORS       112 East Pecan, Suite 2400, San Antonio, Texas 78205.



           TELEPHONE ASSISTANCE

      (Call toll free - Central Time)
Monday-Friday 8:00 a.m. to 8:00 p.m.
Saturday: 8:30 a.m. to 5:00 p.m.

For further information on mutual funds:
     1-800-531-8181
     In San Antonio 210-456-7211
For account servicing, exchanges or redemptions:
     1-800-531-8448
     In San Antonio 210-456-7202

      RECORDED 24 HOUR SERVICE

     MUTUAL FUND PRICE QUOTES
     (From any phone)
     1-800-531-8066
     In San Antonio 210-498-8066

      MUTUAL FUND TOUCHLINE(registered trademark)
     (From Touchtone phones only)
For account balance, last transaction or fund prices:
     1-800-531-8777
     In San Antonio 210-498-8777




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                   USAA VIRGINIA FUNDS
               August 1, 1995   PROSPECTUS
            As Supplemented December 1, 1995

USAA Virginia Bond Fund and USAA Virginia Money Market
Fund (collectively, the Funds or the Virginia Funds) are two of ten no-load mutual funds offered by USAA Tax
Exempt Fund, Inc. (the Company). The Funds are managed by USAA Investment Management Company (the Manager).

  WHAT ARE THE INVESTMENT
     OBJECTIVES AND POLICIES?
     The Funds have a common objective of providing
Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes. The Virginia Money Market Fund has a further objective of preserving capital and maintaining liquidity. Each Fund has separate investment policies to achieve its objective.
     The Virginia Bond Fund invests primarily in long-term investment grade Virginia tax-exempt securities.
The Fund's average portfolio maturity is not restricted, but is expected to be greater than 10 years. Page 9.
     The Virginia Money Market Fund invests in high quality Virginia tax-exempt securities with maturities of 397 days or less. The Manager will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Fund will endeavor to maintain a constant net asset value per share of $1.00. Page 9.

  HOW DO YOU BUY? Fund shares are sold on a continuous basis at the net asset value per share without a sales charge. Make your initial investment directly with the Manager by mail or in person. Page 13.

  HOW DO YOU SELL? You may redeem shares of a Fund by mail, telephone, fax, or telegraph on any day that the net asset value is calculated. Page 15.

     Shares of the Virginia Funds are authorized for sale only to residents of the Commonwealth of Virginia. The delivery of this Prospectus shall not constitute an offer in any state in which shares of the Virginia Funds may not lawfully be made.

     This Prospectus, which should be read and retained for future reference, provides information regarding the Company and the Virginia Funds that you should know before investing.

     Shares of the USAA Virginia Funds are not deposits or other obligations of, or guaranteed by the USAA
Federal Savings Bank, are not insured by the FDIC or any other Government Agency, and are subject to market risks.

     If you would like more information, a STATEMENT OF
ADDITIONAL INFORMATION (SAI) dated August 1, 1995, is available upon request and without charge by writing to USAA TAX EXEMPT FUND, INC., Virginia Funds, 9800
Fredericksburg Rd., San Antonio, TX 78288, or by calling
1-800-531-8181. The SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE
SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE
COMMISSION OR  ANY STATE SECURITIES COMMISSION PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE VIRGINIA MONEY MARKET FUND IS
NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND
THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO
MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                     TABLE OF CONTENTS


                                                      Page
                       SUMMARY DATA
     Fees and Expenses                                  3
     Financial Highlights                               4
     Performance Information                            6

                    USING MUTUAL FUNDS
     USAA Family of No-Load Mutual Funds                7
     Using Mutual Funds in an Investment Program        8

             INVESTMENT PORTFOLIO INFORMATION
     Investment Objectives and Policies                 9
         Virginia Bond Fund                             9
         Virginia Money Market Fund                     9
     Other Investment Information                      10

                  SHAREHOLDER INFORMATION
     Purchase of Shares                                13
     Redemption of Shares                              15
     Conditions of Purchase and Redemption             17
     Exchanges                                         18
     Other Services                                    18
     Share Price Calculation                           19
     Dividends, Distributions and Taxes                20
     Management of the Company                         22
     Description of Shares                             23
     Service Providers                                 24
     Telephone Assistance Numbers                      24



                     FEES AND EXPENSES

The following summary is provided to assist you in understanding the expenses you will bear directly or indirectly.

Shareholder Transaction Expenses (applicable to each Fund)
------------------------------------------------------------------------
Sales Load Imposed on Purchases                   None
Sales Load Imposed on Reinvested Dividends        None
Deferred Sales Load                               None
Redemption Fee*                                   None
Exchange Fee                                      None

Annual Fund Operating Expenses (as a percentage of average net assets (ANA))
-----------------------------------------------------------------------

                                                  Virginia      Virginia
                                                    Bond      Money Market
                                                    Fund          Fund
                                                    ----          ----
Management Fees, net of reimbursements                 .35%          .29%
12b-1 Fees                                             None          None
Other Expenses, net of reimbursements
     Transfer Agent Fees**                          .09%          .10%
     Custodian Fees                                 .03%          .05%
     All Other Expenses                             .03%          .06%
                                                    ----          ----
Total Other Expenses                                   .15%          .21%
                                                       ----          ----
Total Fund Operating Expenses, net of reimbursements   .50%          .50%
                                                       ====          ====
--------------------------------------------------------------------------
  * A shareholder who requests delivery of redemption proceeds by wire transfer will be subject to a $10 fee. See Redemption of Shares - Bank Wire Redemption.
 ** The Funds pay USAA Shareholder Account Services an annual fixed fee per account for its services. See Transfer Agent in the SAI, page 19.

     During the year, the Manager voluntarily limited each Fund's annual expenses to .50% of its ANA and reimbursed the Funds for all expenses in excess of the limitation. The Management Fees, Other Expenses, and
Total Fund Operating Expenses reflect all such expense reimbursements by the Manager. Absent such reimbursements, the amount of the Virginia Money Market
Fund's Management Fees, Other Expenses, and Total Fund
Operating Expenses, as a percentage of its ANA, would have been .35%, .21%, and .56%. Total Fund Operating
Expenses for the Virginia Bond Fund did not exceed the limitation, therefore no reimbursements were required.
The Manager has voluntarily agreed to continue to limit each Fund's annual expenses until August 1, 1996, to .50% of its ANA and will reimburse the Funds for all expenses in excess of the limitation.

Example of Effect of Fund Expenses
--------------------------------------------------------------------------
An investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of the periods shown:

                                1 year     3 years     5 years     10 years
                                ------     -------     -------     --------
    Virginia Bond Fund          $  5       $ 16        $ 28         $ 63
    Virginia Money Market Fund  $  5       $ 16        $ 28         $ 63

The above example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

                    FINANCIAL HIGHLIGHTS

The following per share operating performance for a share outstanding throughout each period in the five-year period ended March 31, 1995, has been derived from financial statements audited by KPMG Peat Marwick LLP. This table should be read in conjunction with the financial statements and related notes that appear in the Funds' Annual Report.
Further performance information is contained in the Annual
Report and is available upon request without charge.

          NET ASSET              NET REALIZED  DISTRIBUTIONS
          VALUE AT      NET          AND         FROM NET      DISTRIBUTIONS
FISCAL    BEGINNING  INVESTMENT  UNREALIZED     INVESTMENT      OF REALIZED
 YEAR     OF PERIOD    INCOME    GAIN (LOSS)      INCOME       CAPITAL GAINS
ENDED        ($)        ($)         ($)             ($)             ($)

VIRGINIA BOND FUND:
March 31,
     1991*  10.00       .32         .28            (.32)             -
     1992   10.28       .67         .29            (.67)             -
     1993   10.57       .64         .65            (.64)           (.06)
     1994   11.16       .62        (.30)           (.62)           (.15)
     1995   10.71       .62         .05            (.62)             -

VIRGINIA MONEY MARKET FUND:
March 31,
     1991*   1.00       .02          -             (.02)             -
     1992    1.00       .04          -             (.04)             -
     1993    1.00       .03          -             (.03)             -
     1994    1.00       .02          -             (.02)             -
     1995    1.00       .03          -             (.03)             -


                 FINANCIAL HIGHLIGHTS   cont.


                                                     RATIO OF NET
   NET ASSET                            RATIO OF      INVESTMENT
   VALUE AT               NET ASSETS    EXPENSES        INCOME
      END       TOTAL       AT END     TO AVERAGE     TO AVERAGE    PORTFOLIO
   OF PERIOD    RETURN    OF PERIOD    NET ASSETS     NET ASSETS    TURNOVER
      ($)        (%)**      ($000)        (%)             (%)         (%)

Virginia Bond Fund
    10.28       6.01        58,045      .50(a)(b)      6.83(a)(b)    142.56
    10.57       9.61       131,475      .50(b)         6.40(b)        86.77
    11.16      12.61       207,302      .50(b)         5.90(b)        91.31
    10.71       2.69       235,901      .49            5.44           92.17
    10.76       6.61       238,920      .50            5.95           68.53


Virginia Money Market Fund
      1.00       2.38        42,513      .50(a)(b)      5.03(a)(b)       -
      1.00       4.09        73,220      .50(b)         3.96(b)          -
      1.00       2.65        77,263      .50(b)         2.62(b)          -
      1.00       2.14        92,570      .50(b)         2.12(b)          -
      1.00       2.91        98,049      .50(b)         2.88(b)          -

--------------
   (a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
   (b) The information contained in this table is based on actual expenses for the period, after giving effect to reimbursements of expenses by the Manager. Absent such reimbursements, the Funds' ratios would have been:

                              RATIO OF     RATIO OF NET
                              EXPENSES   INVESTMENT INCOME
                             TO AVERAGE     TO AVERAGE
                             NET ASSETS     NET ASSETS
                                 (%)            (%)
VIRGINIA BOND FUND:
March 31,
     1991*                      .99(a)         6.34(a)
     1992                       .65            6.25
     1993                       .54            5.86

VIRGINIA MONEY MARKET FUND:
March 31,
     1991*                     1.08(a)         4.45(a)
     1992                       .74            3.72
     1993                       .63            2.49
     1994                       .61            2.01
     1995                       .56            2.82
--------------
     *   Funds commenced operations October 15, 1990.
    ** Assumes reinvestment of all dividend income and capital gain distributions during the period.


                  PERFORMANCE INFORMATION

Performance information should be considered in light of each Fund's investment objective and policies and market conditions during the time periods for which it is reported. Historical performance should not be considered as representative of the future performance of either Fund.
     The Company may quote a Fund's yield or total return in advertisements and reports to shareholders or prospective investors. A Fund's performance may also be compared to that of other mutual funds with similar investment objectives and relevant indexes that are referenced in Appendix B to the SAI. Standard total return and yield results reported by the Funds do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $10 fee for a delivery of redemption proceeds by wire transfer.
     Further information concerning yield and total return is included in the SAI.

TOTAL RETURN - Virginia Bond Fund. The Fund's average annual total return is computed by determining the average annual compounded rate of return for a specified period which, when applied to a hypothetical $1,000 investment in the Fund at the beginning of the period, would produce the redeemable value of that investment at the end of the period, assuming reinvestment of all dividends and distributions during the period.

YIELD - Virginia Bond Fund. This Fund may advertise performance in terms of a 30-day yield quotation. The yield quotation is computed by dividing the net investment income per share earned during the period by the offering price per share on the last day of the period. This income is then annualized. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation in a Fund's portfolio and all recurring charges are recognized.

YIELD - Virginia Money Market Fund. The Fund may advertise its yield and effective yield. The yield of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized, that is, the amount of income generated by the investment during the week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
     The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

TAX EQUIVALENT YIELD - The Funds may also utilize tax equivalent yields with adjustments for assumed income tax rates. See Appendix C - Taxable Equivalent Yield Table in the SAI for illustrations of this yield.

            USAA FAMILY OF NO-LOAD MUTUAL FUNDS

The USAA Family of No-Load Mutual Funds includes a variety of Funds, each with different objectives and policies. In combination, these Funds are designed to provide investors with the opportunity to formulate their own investment program. You may exchange any shares you hold in any one USAA Fund for shares in any other USAA
Fund. For more complete information about the Funds in the USAA Family of Funds, including charges and expenses, call the Manager for a Prospectus. Be sure to read it carefully before you invest or send money.

                USAA TAX EXEMPT FUND, INC.
                      Long-Term Fund
                  Intermediate-Term Fund
                      Short-Term Fund
               Tax Exempt Money Market Fund
                   California Bond Fund*
               California Money Market Fund*
                    New York Bond Fund*
                New York Money Market Fund*
                    Virginia Bond Fund*
                Virginia Money Market Fund*

                  USAA MUTUAL FUND, INC.
                  Aggressive Growth Fund
                        Growth Fund
                   Growth & Income Fund
                     Income Stock Fund
                        Income Fund
                   Short-Term Bond Fund
                     Money Market Fund

                   USAA INVESTMENT TRUST
                  Balanced Portfolio Fund
                     Cornerstone Fund
                   Emerging Markets Fund
                         Gold Fund
                    International Fund
                     World Growth Fund
                        GNMA Trust
                Treasury Money Market Trust

                 USAA STATE TAX-FREE TRUST
               Florida Tax-Free Income Fund*
            Florida Tax-Free Money Market Fund*
                Texas Tax-Free Income Fund*
             Texas Tax-Free Money Market Fund*


  *   Available for sale only to residents of these specific states.

        USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

I.   THE IDEA BEHIND MUTUAL FUNDS
Mutual funds were conceived as a vehicle that could give small investors some of the advantages enjoyed by wealthy investors. A relatively small investment buys part of a widely diversified portfolio. That portfolio is managed by investment professionals, relieving the shareholder of the need to make individual stock or bond selections.
The investor also enjoys conveniences, such as daily pricing, liquidity, and in the case of the USAA Family of Funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result each shareholder owns an investment that in earlier times would have been available only to very wealthy people.

II.  USING FUNDS IN AN INVESTMENT PROGRAM
In choosing a mutual fund as an investment vehicle, the shareholder is foregoing some investment decisions, but must still make others. The decisions foregone are those involved with choosing individual securities. The Fund
Manager will perform that function. In addition, the Manager will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.
     The shareholder, however, retains at least part of the responsibility for an equally important decision.
This decision includes determining a portfolio of mutual funds that balances the investor's investment goals with his or her tolerance for risk. It is likely that this decision may involve the use of more than one fund of the USAA Family of Funds.
     For example, assume a shareholder wishes to pursue the higher yields usually available in the long-term bond market, but is also concerned about the possible price swings of the long-term bonds. He or she could divide investments between the Virginia Bond Fund and the Virginia Money Market Fund. This would create a portfolio with a higher yield than that of the money market and less volatility than that of the long-term market. This is just one example of how an individual could combine funds to create a portfolio tailored to his or her own risk and reward goals.

III. USAA'S FAMILY OF FUNDS
The Manager offers investors another alternative in its portfolio funds, the Balanced Portfolio and Cornerstone
Funds. Both of these unique mutual funds provide a professionally managed diversified investment portfolio within a mutual fund. These Funds are designed for the shareholder who prefers to delegate the asset allocation process to an investment manager. The Funds are structured to achieve diversification across a number of investment categories.
     Whether you prefer to create your own mix of mutual funds or use a portfolio fund, the USAA Family of Funds provides a broad range of choices covering just about any investor's investment objectives. Our sales representatives stand ready to inform you of your choices and to help you craft a portfolio which meets your needs.

            INVESTMENT OBJECTIVES AND POLICIES

                     VIRGINIA BOND FUND
                 VIRGINIA MONEY MARKET FUND

INVESTMENT OBJECTIVES
The Funds have a common investment objective of providing
Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes. The Virginia Money Market Fund has a further objective of preserving capital and maintaining liquidity.

INVESTMENT POLICIES
The Manager will pursue this common objective by investing each Fund's assets in debt obligations issued by the Commonwealth of Virginia, its political subdivisions and instrumentalities, and by other governmental entities if, in the opinion of counsel, the interest from such obligations is excluded from gross income for federal income tax purposes and is exempt from Virginia state income taxes. It is a fundamental policy of each Fund that during normal market conditions at least 80% of the Fund's net assets will consist of Virginia tax-exempt securities and at least 80% of the Fund's annual income will be exempt from federal and Virginia state income taxes and excluded from the calculation of federal alternative minimum taxes for individual taxpayers.

Virginia Bond Fund. Under normal market conditions, the Manager will invest the assets of the Fund so that at least 75% of the total market value of the tax-exempt securities is rated within the three highest long-term rating categories (at least A) by Moody's Investors
Service, Inc. (Moody's), Standard & Poor's Ratings Group
(S&P), or Fitch Investors Service, Inc. (Fitch), in the highest short-term rating category by Moody's, S&P, or Fitch, or, if a security is not rated by those rating agencies, it must be of equivalent investment quality as determined by the Manager. The Manager will not purchase a security if, as a result of such purchase, more than 25% of the total market value of the tax-exempt securities of the Fund would be invested in securities which do not meet these quality standards. In no event will a security be purchased for the Fund unless it is rated at least investment grade; i.e., rated by Moody's, S&P, or Fitch at least in the fourth highest rating category for long-term securities, in the second highest rating category for short-term securities, or, if not rated by those rating agencies, determined by the Manager to be of equivalent investment quality. Securities rated in the lowest level of investment grade have some speculative characteristics since adverse economic conditions and changing circumstances are more likely to have an adverse impact on such securities.
     If the rating of a security is downgraded, the Manager will determine whether it is in the best interest of the Fund's shareholders to continue to hold such security in the Fund's portfolio. For a more complete description of tax-exempt securities and their ratings, see Appendix A to the SAI.
     The Fund's average portfolio maturity is not restricted, but is expected to be greater than ten years.
In determining a security's maturity for purposes of calculating the Fund's average maturity, estimates of the expected time for its principal to be paid may be used.
This can be substantially shorter than its stated final maturity. For a discussion of the method of calculating the average weighted maturity of the Fund's portfolio, see Investment Policies in the SAI. The per share net asset value of the Virginia Bond Fund will fluctuate with portfolio maturity, the quality of securities held, and inversely to interest rate levels.

Virginia Money Market Fund. The Fund will purchase only high quality securities that qualify as "eligible securities" under the Securities and Exchange Commission rules applicable to money market mutual funds. These securities must also be determined by the Manager to present minimal credit risk. In general, the category of eligible securities may include a security that is:

(1) issued or guaranteed by the U.S. Government or any agency or instrumentality thereof, including
     "prerefunded" and "escrowed to maturity" tax-exempt securities;
(2) rated in one of the two highest categories for short-term securities by at least two Nationally
     Recognized Statistical Rating Organizations
     (NRSROs), or by one NRSRO if the security is rated by only one NRSRO;
(3) unrated but issued by an issuer or guaranteed by a guarantor that has other comparable short-term debt obligations so rated; or
(4) unrated but determined to be of comparable quality by the Manager.

     If a security is downgraded after purchase, the Manager will follow written procedures adopted by the Fund's Board of Directors and a determination will be made as to whether it is in the best interest of the Fund's shareholders for the Fund to continue to hold the security.
     Current NRSROs include Moody's, S&P, Fitch, Duff &
Phelps Inc., Thompson BankWatch, Inc., and IBCA Inc. For a description of tax-exempt securities and their ratings, see Appendix A to the SAI.
     Consistent with regulatory requirements, the Manager will purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Fund will endeavor to maintain a constant net asset value of $1.00 per share, although there is no assurance that it will be able to do so.

               OTHER INVESTMENT INFORMATION

The investment objectives of the Funds may not be changed without shareholder approval. In view of the risks inherent in all investments in securities, there is no assurance that these objectives will be achieved. The investment policies and techniques used to pursue the Funds' objectives may be changed without shareholder approval, except as otherwise noted. Further information regarding the Funds' investment policies and restrictions is provided in the SAI.

TAX-EXEMPT SECURITIES
These securities include general obligation bonds, which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest; revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from annual appropriations made by the state legislature for the repayment of interest and principal or other specific revenue source, but not from the general taxing power; lease obligations backed by the municipality's covenant to budget for the payments due under the lease obligation; and certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities, provided that the interest paid on such securities qualifies as exempt from federal and Virginia state income taxes. The value of the securities in which the Company will invest generally fluctuates inversely with changes in prevailing interest rates. Changes in the creditworthiness of issuers and changes in other market factors such as the relative supply of and demand for tax-exempt bonds also create value fluctuations.
     Each Fund may on a temporary basis due to market or other conditions invest up to 100% of its assets in short-term securities whether or not exempt from federal and Virginia state income taxes. Such taxable securities may consist of obligations of the United States
Government, its agencies or instrumentalities, and repurchase agreements secured by such instruments.

INVESTMENT TECHNIQUES
Variable Rate Securities - Each Fund may invest in tax-exempt securities that bear interest at rates which are adjusted periodically to market rates. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held.
     The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise. The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate.
The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities. The market value of tax-exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.
     In the case of the Virginia Money Market Fund only, any variable rate instrument with a demand feature will be deemed to have a maturity equal to either the date on which the underlying principal amount may be recovered through demand or the next rate adjustment date consistent with applicable regulatory requirements.

Put Bonds - Each Fund may invest in tax-exempt securities
(including securities with variable interest rates) which may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity (Put Bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. For the Virginia Bond Fund, maturity for put bonds is deemed to be the date on which the put becomes exercisable. Generally, maturity for put bonds for the Virginia Money Market Fund is determined as stated under Variable Rate Securities.

When-Issued Securities - Each Fund may invest in new issues of tax-exempt securities offered on a when-issued basis; that is, delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment. The Funds do not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement.
Such securities can be sold before settlement date.
     Cash or high quality liquid debt securities equal to the amount of the when-issued commitments are segregated at the Fund's custodian bank. The segregated securities are valued at market, and daily adjustments are made to keep the value of the cash and segregated securities at least equal to the amount of such commitments by the Fund. On the settlement date, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or sale of the when-issued securities themselves.

Municipal Lease Obligations - Each Fund may invest in municipal lease obligations and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.
     Certain lease obligations contain "non-
appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a governmental function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

Liquidity - Lease obligations and certain Put Bonds that are subject to restrictions on transfer may be determined to be liquid in accordance with the guidelines established by the Board of Directors for purposes of complying with the Funds' investment restrictions applicable to investments in illiquid securities.
     In determining the liquidity of a lease obligation, the Manager will consider: (1) the frequency of trades and quotes for the lease obligation, (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential purchasers,
(3) dealer undertakings to make a market in the lease obligation, (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers, and the mechanics of transfer, (5) whether the lease obligation is of a size that will be attractive to institutional investors, (6) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (7) such other factors as the Manager may determine to be relevant to such determination.
     In determining the liquidity of Put Bonds with restrictions on transfer, the Manager will evaluate the credit quality of the party (the Put Provider) issuing
(or unconditionally guaranteeing performance on) the unconditional put or demand feature of the Put Bond.

OTHER POLICIES
Each Fund is permitted (i) to lend portfolio securities so long as collateral is obtained for the securities and the aggregate value of all loans does not exceed 33 1/3% of the Fund's total assets, and (ii) to invest up to 5% of the Fund's total assets in repurchase agreements.
     The Virginia Bond Fund may enter into financial futures contracts (and options thereon) for hedging purposes or to attempt to reduce principal fluctuations in the value of its portfolio. The Fund will not invest in futures contracts or options thereon for speculation.

INVESTMENT RESTRICTIONS
The following restrictions may not be changed without shareholder approval:

a. Neither Fund may borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

b. Neither Fund may pledge or mortgage more than 10% of its total assets.

c. Neither Fund may invest 25% or more of its total assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds or electric power project revenue bonds or in industrial revenue bonds which are based, directly or indirectly, on the credit of private entities of any one industry. However, each Fund reserves the right to invest more than 25% of its total assets in tax-exempt industrial revenue bonds.

d. Neither Fund will invest 25% or more of its total assets in the securities of a single issuer, and neither Fund will, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer.

RISK FACTORS
Each Fund is subject to credit and market risks, which
will be intensified by concentration in obligations
issued by or on behalf of Virginia public authorities.
For this reason, the Funds are affected by political,
economic, legal, regulatory or other developments which
constrain the taxing, spending and revenue collection
authority of Virginia issuers or otherwise affect the
ability of Virginia issuers to pay interest, repay
principal or any premium.   See Special Risk
Considerations in the SAI.

                    PURCHASE OF SHARES

OPENING AN ACCOUNT
You may open an account and make an investment by any of the methods described in the following table. A complete, signed application is required together with a check (payable to USAA [Fund Name]) for each new account.

TAX ID NUMBER
We require that each shareholder named on the account provide the Company with a social security number or tax identification number to avoid possible tax withholding requirements.

EFFECTIVE DATE
Generally, when you make a purchase, your purchase price will be the net asset value (NAV) per share next determined after the Fund receives your request in proper form. If a Fund receives your request prior to the close of the New York Stock Exchange on a day on which the Exchange is open, your purchase price will be the NAV per share determined for that day. If a Fund receives your request after the time at which the NAV per share is calculated, the purchase will be effective on the next business day.
A check drawn on a foreign bank will not be deemed received for the purchase of shares until such time as the check has cleared and the Manager has received good funds, which may take up to 4 to 6 weeks. Furthermore, a bank charge may be assessed in the clearing process, which will be deducted from the amount of the purchase.
To avoid a delay in the effectiveness of your purchase, the Manager suggests that you convert your foreign check to U.S. dollars prior to investment in the Funds.

PURCHASE OF SHARES
INITIAL PURCHASES: Minimum $3,000 - (Except USAA employee payroll deduction).

Mail
Send your application and check to:
          USAA Investment Management Company
          9800 Fredericksburg Rd., San Antonio, TX 78288

In Person
Bring your application and check to:
          USAA Investment Management Company
          USAA Federal Savings Bank
          10750 Robert F. McDermott Freeway
          San Antonio, TX

USAA  Employee
Payroll Deduction
The periodic purchase of shares through payroll deduction
($25 minimum) by any employee of USAA, its subsidiaries or affiliated companies.

Exchange
Call our telephone assistance numbers. The new account must have the same registration as the account from which you are exchanging.

ADDITIONAL PURCHASES:  Minimum $50 - (Except transfers from brokerage accounts and USAA employee payroll deduction).

Mail
Send your check and the "Invest By Mail" stub, which accompanies your Fund's transaction confirmation, to the Transfer Agent:
          USAA Shareholder Account Services
          9800 Fredericksburg Rd., San Antonio, TX 78288

Bank Wire
Purchase
Instruct your bank (which may charge a fee for the
service) to wire the specified amount to the Company as follows:
          State Street Bank and Trust Company
          Boston, MA  02101
          ABA# 011000028
          Attn: USAA [Fund Name]
          USAA AC-69384998
          Shareholder(s) Name(s)
          Shareholder Account Number

Electronic
Funds
Transfer (EFT)
You can pay for purchases electronically via electronic funds transfer. Systematic (regular) purchases can be deducted from your bank account, payroll, income-producing investment, or from a USAA money market account. Intermittent (as-needed) purchases can be deducted from your bank account through our Buy/Sell Service.
     Establish any of our electronic investing services when you apply for your account, or later upon request.

                   REDEMPTION OF SHARES

You may redeem shares of a Fund by any of the methods described in the following table on any day the NAV per share is calculated. Redemptions will be effective on the day on which instructions are received in accordance with the requirements set forth below. However, if instructions are received after the NAV per share calculation, redemption will be effective on the next business day.

REDEMPTION PROCEEDS
Redemption proceeds are distributed within seven days after the effective date of redemption. Payment for redemption of shares purchased by check or electronic funds transfer will not be disbursed until the purchase check or electronic funds trans-fer has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay.
     In addition, the Company may elect to suspend the redemption of shares or postpone the date of payment during any period that the New York Stock Exchange is closed, or trading in the markets the Company normally utilizes is restricted, or during any period that redemption is otherwise permitted to be suspended by the Securities and Exchange Commission.

Redemption
of Shares
Any of the following methods may be used to authorize the Transfer Agent to redeem shares from your account based on instructions received.

Written,
Fax, or
Telegraph
Send your written instructions to:
          USAA Shareholder Account Services
          9800 Fredericksburg Rd., San Antonio, TX 78288
Send a signed fax to 210-498-2889, or send a telegraph to USAA Shareholder Account Services.
     Written redemption requests must include the following: (1) a letter of instruction or stock assignment, and stock certificate (if issued), specifying the Fund and the number of shares or dollar amount to be redeemed; (2) signatures of all owners of the shares exactly as their names appear on the account; (3) other supporting legal documents, if required, as in the case of estates, trusts, guardianships, custodianships, partnerships, corporations, and pension and profit-sharing plans; and (4) method of payment.

Telephone
Call toll free 1-800-531-8448, in San Antonio, 210-456-7202.
     The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Information is obtained prior to any discussion regarding an account including: (1) USAA number or account number,
(2) the name(s) on the account registration, and (3) social security number or tax identification number for the account registration. In addition, all telephone communications with a shareholder are recorded and confirmations of all account transactions are sent to the address of record.
     Redemption by telephone, fax, or telegraph is not available for shares represented by stock certificates.

                                                      (continued)


Methods of
Payment
Any of the following methods of payment may be used with your redemption request.

Bank Wire
Redemption
The wire redemption privilege allows redemptions to be sent directly to your bank account. Establish this service when you apply for your account, or later upon request. If your account is at a savings bank, savings and loan association, or credit union, please obtain precise wiring instructions from your institution.
Specifically, include the name of the correspondent bank and your institution's account number at that bank. USAA
Shareholder Account Services deducts a wire fee from the account for the redemption by wire. The fee as of the date of this Prospectus is $10 ($25 for wires to a foreign bank) and is subject to change at any time. The fee is paid to State Street Bank and Trust Company (SSB) and the Transfer Agent for their services in connection with the wire redemption. Your bank may also charge a fee for receiving funds by wire.

Electronic
Funds
Transfer (EFT)
You can request electronic redemptions via electronic funds transfer. Systematic (regular) or intermittent
(as-needed) redemptions can be credited to your bank account.
     Establish any of our electronic investing services when you apply for your account, or later upon request.

Check
Redemption
You may request a redemption to be paid by check to the registered shareholder(s) and mailed to the address of record. This check redemption privilege is automatically established when your application is completed and accepted. There is a 15-day waiting period before a check redemption can be processed following a telephone address change.

Checkwriting
You may request that checks be issued for your Virginia
Money Market Fund account. To establish your checkwriting privilege (CWP), complete the signature card which accompanies the application form or Shareholder
Services Guide, or request and complete the signature card separately. A one-time $5 checkwriting fee is charged to each account by the Transfer Agent for the establishment of the privilege. There is no charge for the use of checks nor for subsequent reorders. This privilege is subject to SSB's rules and regulations governing checking accounts. Checks must be written for an amount of at least $250. Checks written for less than $250 will be returned. Checkwriting may not be used to close an account because the value of the account changes daily as dividends are accrued.
     When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares in the investor's account will be redeemed to cover the amount of the check. Checks will be returned if there are insufficient shares to cover the amount of the check. Presently, there is a $15 processing fee assessed against an account for any redemption check not honored by a clearing or paying agent. A check paid during the month will be returned to the shareholder by separate mail. Checkwriting fees are subject to change at any time. The Company, the Transfer Agent and SSB each reserve the right to change or suspend the checkwriting privilege upon 30 days' written notice to participating shareholders. See the SAI for further information.
     You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions but does not guarantee that such efforts will be effective. A $10 charge will be made for each stop payment requested by a shareholder.

         CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT
If any order to purchase shares is cancelled due to nonpayment or if the Company does not receive good funds either by check or electronic funds transfer, the cancellation will be treated as a redemption of shares purchased and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, shares can be redeemed from any of your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA Family of Funds. A $15 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES
Fund shares may be transferred to another person by sending written instructions to the Transfer Agent. The account must be clearly identified and the shareholder must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer.
You also need to send written instructions and supporting documents to change an account registration due to events such as divorce, marriage, or death. If a new account needs to be established, an application must be completed and returned to the Transfer Agent.

ACCOUNT BALANCE
The Board of Directors may cause the redemption of an account with a balance of less than 50 full shares of either Fund, subject to certain limitations described in Additional Information Regarding Redemption of Shares in the SAI.

COMPANY RIGHTS
The Company reserves the right to:
(1) reject purchase or exchange orders when in the best interest of the Company;

(2) limit or discontinue the offering of shares of any portfolio of the Company without notice to the shareholders;

(3) impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (as, for example, if excessive market-timing share activity unfairly burdens long-term investors); provided, however, this 1% charge will not be imposed upon shareholders unless authorized by the Board of Directors and adequate notice has been given to shareholders;

(4) require a signature guarantee when deemed appropriate by the Manager for purchases, redemptions, or changes in account information. The section Additional Information Regarding Redemption of Shares in the SAI contains information on acceptable guarantors.

                        EXCHANGES

EXCHANGE PRIVILEGE
The Exchange Privilege is automatically established when you complete your application. You may exchange shares among portfolios in the USAA Family of Funds, provided you do not hold these shares in stock certificate form and that the shares to be acquired are offered in your state of residence. Only Virginia residents may exchange into a Virginia Fund. Exchange redemptions and purchases will be processed simultaneously at the share prices next determined after the exchange order is received. For federal income tax purposes, an exchange between portfolios is a taxable event. Accordingly, a capital gain or loss may be realized.
     The Funds have undertaken certain procedures regarding telephone transactions. See Redemption of Shares - Telephone.


EXCHANGE LIMITATIONS,
EXCESSIVE TRADING
To minimize Fund costs and to protect the portfolios and their shareholders from unfair expense burdens, the Funds restrict excessive exchanges. Exchanges out of any portfolio in the USAA Family of Funds are limited for each account to six per calendar year except that there is no limitation on exchanges out of the Tax Exempt
Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA Family of Funds.

                OTHER SERVICES

INVESTMENT PLANS
You may establish a systematic investment plan by completing the appropriate forms. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day before the effective date. Call the Manager to obtain instructions.
More information about these preauthorized plans is contained in the SAI.

InvesTronic (registered trademark) - the periodic purchase of shares through electronic funds transfer from a checking or savings account.

Direct Purchase Service - the periodic purchase of shares through electronic funds transfer from a non-governmental employer, an income-producing investment, or an account with a participating financial institution.

Automatic Purchase Plan - the periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund.

Buy/Sell Service - the intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account.

Systematic Withdrawal Plan - the periodic redemption of shares from one of your accounts permitting you to receive a fixed amount of money monthly or quarterly.

SHAREHOLDER STATEMENTS
AND REPORTS
You will receive a confirmation after each transaction in your Virginia Bond Fund account except:
  i) a reinvested dividend;
 ii) a payment you make after January 31, 1996 under the InvesTronic(registered trademark), Direct Purchase Service, Automatic Purchase Plan, or Directed Dividends investment plans; or
iii) a redemption you make after January 31, 1996 under the Systematic Withdrawal Plan.
In the Virginia Money Market Fund, you will receive a confirmation for purchases or redemptions by check and exchanges. If your Money Market Fund account had activity other than reinvested dividends, such as wire purchases or redemptions or purchases under the InvesTronic(registered trademark), Direct Purchase Service, Automatic Purchase Plan or Directed Dividends investment plans, you will receive a monthly statement that will reflect quarter-to-date account activity.
     At the end of each quarter you will receive a consolidated statement for all of your mutual fund accounts, regardless of account activity. The fourth quarter consolidated statement will reflect all account activity for the prior tax year. There will be a $10 fee charged for copies of historical statements for other than the prior tax year for any one account. You will receive a Fund's financial statements with a summary of its investments and performance at least semiannually.
     In an effort to reduce expenses and respond to shareholders' requests to reduce mail, the Company intends to consolidate mailings of Annual and Semiannual
Reports to households having multiple accounts with the same address of record. One copy of each report will be furnished to that address. You may request additional reports by notifying the Company.

DIRECTED DIVIDENDS
If you own shares in more than one of the Funds in the USAA Family of Funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to automatically purchase shares in another fund.

TELEPHONE ASSISTANCE
Call our telephone assistance numbers for specific forms, a copy of the SAI, the most recent Annual Report and/or
Semiannual Report, or if you have any questions concerning any of the services offered.

                 SHARE PRICE CALCULATION

The price at which shares of the Funds are purchased and redeemed by shareholders is equal to the net asset value
(NAV) per share determined on the effective date of the purchase or redemption.

WHEN
The NAV per share for each Fund is calculated at the close of the regular trading session of the New York
Stock Exchange, which is usually 4:00 p.m. Eastern time.
You may buy and sell Fund shares at the NAV per share without a sales charge.

HOW
The NAV per share is calculated by adding the value of all securities and other assets in a Fund, deducting liabilities, and dividing by the number of shares outstanding. Securities of the Virginia Bond Fund are valued each business day at their current market value as determined by a pricing service approved by the Board of Directors. Securities which cannot be valued by the pricing service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors. In addition, securities purchased with maturities of 60 days or less and all securities of the Virginia Money Market
Fund are stated at amortized cost.
     For additional information, see Valuation of Securities in the SAI.

            DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS
Net investment income of each Fund is accrued daily and
distributed to shareholders on the last business day of
each month.  Any net capital gain generally will be
distributed at least annually.  The Funds intend to make
such additional distributions as may be necessary to
avoid the imposition of any federal excise tax.
     All shares purchased will begin accruing dividends
on the day following the effective date of the purchase
and will receive dividends through the effective date of
redemption.
     All income dividends and capital gain distributions
are automatically reinvested, unless the shareholder
specifies otherwise. The share price will be the net
asset value of the Fund shares computed on the ex-
dividend date.  Any capital gain distribution paid by the
Virginia Bond Fund will reduce the per share net asset
value by the amount of the distribution.  An investor
should consider carefully the effects of purchasing
shares of the Virginia Bond Fund shortly before any
capital gain distribution.  Although in effect a return
of capital, these distributions are subject to taxes.  If
a shareholder becomes a resident of a state other than
Virginia, a check for proceeds of income dividends will
be mailed to such shareholder monthly, and a check for
any capital gain distribution will be mailed after the
distribution is paid.
     Any dividend or distribution payment returned to the
Manager as not deliverable will be invested in the
shareholder's Fund account at the then-current net asset
value.   If any check for the payment of dividends or
distributions is not cashed within six months from the date on the check, it becomes void. The amount of the check will then be invested in the shareholder's account at the then-current net asset value.

FEDERAL TAXES
The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The following discussion relates only to generally applicable federal income tax provisions in effect as of the date of this Prospectus. Therefore, shareholders are urged to consult their own tax advisers about the status of distributions from a Fund in their own states and localities.

Fund - Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal
Revenue Code of 1986, as amended (the Code). By complying with the applicable provisions of the Code, neither Fund will be subject to federal income tax on its net investment income and net capital gains (capital gains in excess of capital losses) distributed to shareholders.

Shareholder - Dividends of net tax-exempt interest income paid by a Fund are excluded from a shareholder's gross income for federal income tax purposes. Dividends from taxable net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. However, it is expected that any taxable net investment income will be insubstantial in relation to the tax-exempt interest generated by a Fund.
     Distributions of net long-term capital gains are taxable as long-term capital gains whether received in cash or reinvested in additional shares, and regardless of the length of time the investor has held the shares of a Fund.
     Tax-exempt interest from private activity bonds (for example, industrial development revenue bonds) issued after August 7, 1986, although otherwise exempt from federal tax, is treated as a tax preference item for purposes of the alternative minimum tax. For corporations, all tax-exempt interest will be considered in calculating the alternative minimum tax as part of the adjusted current earnings.

Withholding - Each Fund is required by federal law to withhold and remit to the U.S. Treasury a portion of the income dividends and capital gain distributions and proceeds of redemptions paid to any non-corporate shareholder who fails to furnish the Fund with a correct tax identification number, who underreports dividend or interest income, or who fails to certify that he is not subject to withholding. To avoid this withholding requirement, you must certify on your application, or on a separate Form W-9 supplied by the Transfer Agent, that your tax identification number is correct and that you are not currently subject to backup withholding.

Reporting - Each Fund will report annually to its shareholders the federal tax status of dividends and distributions paid or declared by each Fund during the preceding calendar year, including the portion of the dividends constituting interest on private activity bonds, and the percentage and source, on a state-by-state basis, of interest income earned on tax-exempt securities held by the Fund during the preceding year.

VIRGINIA TAXATION
The Commonwealth of Virginia generally adopts the federal tax treatment of regulated investment companies by adopting federal taxable income as the starting point for determining the Virginia taxable income of regulated investment companies. Dividends paid by the Funds and derived from interest on obligations of the Commonwealth of Virginia or of any political subdivision or instrumentality of the Commonwealth, or derived from the United States, which pay interest or dividends excludable from Virginia taxable income under the laws of the United States, will be exempt from the Virginia income tax. Dividends paid by the Funds and derived from interest on debt obligations of certain territories and possessions of the United States (those issued by Puerto Rico, the Virgin
Islands and Guam) will be exempt from the Virginia income tax. To the extent a portion of the dividends are derived from interest on debt obligations other than those described above, such portion will be subject to the Virginia income tax even though it may be excludable from gross income for federal income tax purposes.
     As a general rule, distribution of short-term capital gains realized by the Funds will be taxable to the shareholders as ordinary income. Distributions of long-term capital gains generally will be taxable as such to the shareholders regardless of how long they have held their shares. However, certain capital gains distributed to shareholders derived from certain Virginia obligations may be exempt from Virginia income taxes.
     The foregoing is only a summary of some of the important Virginia income tax considerations generally affecting the Funds and their shareholders, and does not address any Virginia taxes other than income taxes. This discussion is not intended as a substitute for careful planning. Potential investors in the Funds should consult their tax advisers with specific reference to their own tax situations.

                 MANAGEMENT OF THE COMPANY

The business affairs of the Company are subject to the supervision of the Board of Directors.
     The Manager, USAA Investment Management Company
(IMCO), was organized in May 1970 and is an affiliate of United Services Automobile Association (USAA), a large diversified financial services institution. As of the date of this Prospectus, the Manager had approximately
$27 billion in total assets under management.  The
Manager's mailing address is 9800 Fredericksburg Rd., San
Antonio, TX 78288.
     Officers and employees of the Manager are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Joint Code of Ethics adopted by the Company and the Manager. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

ADVISORY AGREEMENT
The Manager serves as the manager and investment adviser of the Company, providing services under an Advisory Agreement. Under the Advisory Agreement, the Manager is responsible for the management of the portfolios, business affairs, and placement of brokerage orders, subject to the authority of and supervision by the Board of Directors.
     For its services under the Advisory Agreement, each Fund pays the Manager an annual fee which is computed as a percentage of the aggregate average net assets (ANA) of both Funds combined. The fee is accrued daily, paid monthly, and allocated between the Funds based on the relative net assets of each. The fee is computed at .50% of the first $50,000,000 ANA, .40% of that portion over $50,000,000 and not over $100,000,000 ANA, and .30%
of that portion over $100,000,000 ANA. For the fiscal year ended March 31, 1995, the fees paid to the Manager, net of reimbursements, were .35% of ANA for the Virginia
Bond Fund and .29% of ANA for the Virginia Money Market Fund.

OPERATING EXPENSES
For the fiscal year ended March 31, 1995, the Manager limited each Fund's total annualized operating expenses to .50% of its ANA. The Manager reimbursed the Virginia
Money Market Fund $58,402 for expenses in excess of the limitation. Total operating expenses for the Virginia
Bond Fund were .50% of its ANA, however no reimbursements were required. The Manager has voluntarily agreed to continue to limit each Fund's annual expenses until August 1, 1996, to .50% of its ANA and will reimburse the Funds for all expenses in excess of the limitation.

PORTFOLIO MANAGERS
The following individuals are primarily responsible for managing the Funds.

Virginia Bond Fund
Robert R. Pariseau, Assistant Vice President of Fixed
Income Investments since June of 1995, has managed the Fund since May 1995. He has eleven years investment management experience working for IMCO, where he has held various positions in Fixed Income and Equity Investments.
Mr. Pariseau earned the Chartered Financial Analyst (CFA) designation in 1987 and is a member of the Association for Investment Management and Research (AIMR), San
Antonio Financial Analysts Society, Inc. (SAFAS), and the
National Federation of Municipal Analysts (NFMA). He holds an MBA from Lindenwood College, Missouri and a BS from the U.S. Naval Academy, Annapolis, Maryland.

Virginia Money Market Fund
Pamela K. Bledsoe, Executive Director of Fixed Income
Investments since June of 1995, has managed the Fund since May 1995. Ms. Bledsoe has seven years investment management experience and has worked for IMCO since July 1991 in Fixed Income Research. From October 1986 to August 1989 she was a Financial Analyst at Schenley Industries, Inc., Dallas, Texas. Ms. Bledsoe earned the CFA designation in 1992 and is a member of the AIMR and SAFAS. Ms. Bledsoe holds an MBA from Texas Christian University and a BS from Louisiana Tech University.

                   DESCRIPTION OF SHARES

The Company is an open-end management investment company incorporated under the laws of the State of Maryland on November 16, 1981. The Company is authorized to issue shares in separate classes, or Funds. Ten such Funds have been established, two of which are described in this Prospectus. Each of the two Funds is classified as a diversified investment company. Under the Company's charter, the Board of Directors is authorized to create new Funds in addition to those already existing without the approval of the shareholders of the Company.
     Under the provisions of the Bylaws of the Company, no annual meeting of shareholders is required. Ordinarily, no shareholder meeting will be held unless required by the Investment Company Act of 1940. The Directors may fill vacancies on the Board or appoint new Directors provided that immediately after such action at least two-thirds of the Directors have been elected by shareholders.
     Shareholders are entitled to one vote per share
(with proportionate voting for fractional shares) irrespective of the relative net asset value of the shares. For matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required.

                     SERVICE PROVIDERS

UNDERWRITER/   USAA Investment Management Company
DISTRIBUTOR    9800 Fredericksburg Rd., San Antonio, Texas 78288.

TRANSFER       USAA Shareholder Account Services
AGENT          9800 Fredericksburg Rd., San Antonio, Texas 78288.

CUSTODIAN      State Street Bank and Trust Company
               P.O. Box 1713, Boston, Massachusetts 02105.

LEGAL          Goodwin, Procter & Hoar
COUNSEL        Exchange Place, Boston, Massachusetts 02109.

INDEPENDENT    KPMG Peat Marwick LLP
AUDITORS       112 East Pecan, Suite 2400, San Antonio, Texas 78205.


          TELEPHONE ASSISTANCE

      (Call toll free - Central Time)
Monday-Friday 8:00 a.m. to 8:00 p.m.
Saturday: 8:30 a.m. to 5:00 p.m.

For further information on mutual funds:
     1-800-531-8181
     In San Antonio 210-456-7211
For account servicing, exchanges or redemptions:
     1-800-531-8448
     In San Antonio 210-456-7202

      RECORDED 24 HOUR SERVICE

     MUTUAL FUND PRICE QUOTES
     (From any phone)
     1-800-531-8066
     In San Antonio 210-498-8066

      MUTUAL FUND TOUCHLINE(registered trademark)
     (From Touchtone phones only)
For account balance, last transaction or fund prices:
     1-800-531-8777
     In San Antonio 210-498-8777







(Logo
of the         USAA                   STATEMENT OF
USAA           TAX EXEMPT             ADDITIONAL INFORMATION
Eagle          FUND, INC.             August 1, 1995
is here)                              As Supplemented December 1, 1995
----------------------------------------------------------------------

                   USAA TAX EXEMPT FUND, INC.


USAA TAX EXEMPT FUND, INC. (the Company) is a registered investment company offering shares of ten no-load mutual funds, four of which are described in this Statement of Additional Information (SAI): the Long-Term Fund, Intermediate-Term Fund, Short-Term Fund, and Tax Exempt Money Market Fund (collectively, the Funds). Each Fund is classified as a diversified investment company and has a common investment objective of providing investors with interest income that is exempt from federal income tax. The Tax Exempt Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A Prospectus for the Funds dated August 1, 1995, which provides the basic information you should know before investing in the Funds, may be obtained without charge upon written request to USAA Tax Exempt Fund, Inc., 9800 Fredericksburg Rd., San Antonio, TX 78288, or by calling toll free 1-800-531-8181. This SAI is not a Prospectus and contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide you with additional information regarding the activities and operations of the Company and the Funds, and should be read in conjunction with the Prospectus.


----------------------------------------------------------------------


                        TABLE OF CONTENTS



    Page
      2   Valuation of Securities
      2   Additional Information Regarding Redemption of Shares
      3   Investment Plans
      4   Investment Policies
      5   Investment Restrictions
      6   Portfolio Transactions
      7   Further Description of Shares
      8   Tax Considerations
     10   Directors and Officers of the Company
     13   The Company's Manager
     14   General Information
     14   Calculation of Performance Data
     16   Appendix A - Tax-Exempt Securities and Their Ratings
     19   Appendix B - Comparison of Portfolio Performance
     22   Appendix C - Taxable Equivalent Yield Table
     23   Appendix D - Dollar-Cost Averaging


                     VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing best efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value per share. The net asset value per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

     A Fund's net asset value per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

     The investments of the Long-Term, Intermediate-Term, and Short-Term Funds are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost. Securities which cannot be valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors.

     The value of the Tax Exempt Money Market Fund's securities is stated at amortized cost which approximates market value.
This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

     The valuation of the Tax Exempt Money Market Fund's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions.
Consistent with regulatory requirements, the Manager will purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission.

     The Board of Directors has established procedures designed to stabilize the Tax Exempt Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1.00. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1.00 net asset value per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Directors will take such corrective action as it regards as necessary and appropriate. Such action may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing a net asset value per share by using available market quotations.

      ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of a shareholder's investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in each Fund's portfolio. Requests for redemption which are subject to any special conditions, or which specify an effective date other than as provided herein, cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares, depending upon the price when redeemed.

     The Board of Directors may cause the redemption of an account with a balance of less than 50 shares provided (1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time of the establishment of the account, (2) the account has remained below the minimum level for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to the shareholder. Shares will be redeemed at the net asset value on the date fixed for redemption by the Board of Directors. Prompt payment will be made by mail to the last known address of the shareholder.

     The Company reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Company normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission
(SEC) so that disposal of the Company's investments or determination of its net asset value is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Company's shareholders.

     For the mutual protection of the investor and the Funds, a guarantee of signature may be required by the Company. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

Redemption by Check

Shareholders in the Short-Term Fund or Tax Exempt Money Market Fund may request that checks be issued for their accounts. A one-time $5 checkwriting fee is charged to each account by the Transfer Agent for the use of the privilege. Checks must be written in the amount of at least $250.

     Checks issued to shareholders of either Fund will be sent only to the person in whose name the account is registered and only to the address of record. The checks must be manually signed by the registered owner(s) exactly as the account is registered. For joint accounts the signature of either or both joint owners will be required on the check, according to the election made on the signature card. Dividends will continue to be earned by the shareholder until the shares are redeemed by the presentation of a check.

     When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares in the investor's account will be redeemed to cover the amount of the check. If an investor's account is not adequate to cover the amount of a check, the check will be returned unpaid. A check drawn on an account in the Short-Term Fund may be returned for insufficient funds if the net asset value per share of that Fund declines over the time between the date the check was written and the date it was presented for payment. Because the value of an account in either the Short-Term Fund or Tax Exempt Money Market Fund changes as dividends are accrued on a daily basis, checks may not be used to close an account.

     After clearance, checks paid during the month will be returned to the shareholder by separate mail. The checkwriting privilege will be subject to the customary rules and regulations of State Street Bank and Trust Company (State Street Bank or the Custodian) governing checking accounts. Other than the initial one-time fee, there is no charge to the shareholder for the use of the checks or for subsequent reorders of checks.

     The Company reserves the right to assess a processing fee against a shareholder's account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $15 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

     The Company, the Transfer Agent, and State Street Bank each reserve the right to change or suspend the checkwriting privilege upon 30 days' written notice to participating shareholders.

                        INVESTMENT PLANS

The following investment plans are made available by the Company to shareholders of all the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day before the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

Systematic Purchase of Shares

InvesTronic (registered trademark) - the periodic purchase of shares through electronic funds transfer from a checking or savings account. By completing an application, which may be obtained from the Manager, you invest a specific amount each month ($50 minimum) in any of your accounts.

Investment Plans, cont.

Direct Purchase Service - the periodic purchase of shares through electronic funds transfer from a non-governmental employer, an income-producing investment, or an account with a participating financial institution.

Automatic Purchase Plan - the periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000, with a monthly transaction minimum of $50. The minimum initial investment requirement for the other USAA mutual fund must be satisfied before the first transfer.

Buy/Sell Service - the intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account.

     Participation in these systematic purchase plans will permit a shareholder to engage in dollar-cost averaging. For additional information concerning the benefits of dollar-cost averaging, see
Appendix D.

Systematic Withdrawal Plan

If a shareholder in a single investment account (accounts in different Funds cannot be aggregated for this purpose) owns shares having a net asset value of $5,000 or more, the shareholder may request that enough shares to produce a fixed amount of money be liquidated from the account monthly or quarterly. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, shareholders may choose to have withdrawals electronically deposited at their bank or other financial institution. They may also elect to have checks mailed to a designated address.

     Such a plan may be initiated by depositing shares worth at least $5,000 with the Transfer Agent and by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. The shareholder may terminate participation in the plan at any time. There is no charge to the shareholder for withdrawals under the Systematic Withdrawal Plan. The Company will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. Any additional expenses of administering the plan will be borne by the Manager.

     Withdrawals will be made by redeeming full and fractional shares on the date selected by the shareholder at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of a shareholder's investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, shareholders should not expect withdrawals to be offset by rising income or share value gains.

     Each redemption of shares may result in a gain or loss, which must be reported on the shareholder's income tax return.
Therefore, a shareholder should keep an accurate record of any gain or loss on each withdrawal.

                       INVESTMENT POLICIES

The section captioned Investment Objectives and Policies in the Prospectus describes the fundamental investment objectives and the investment policies applicable to each Fund and the following is provided as additional information.

Calculation of Portfolio Weighted Average Maturities

Weighted average maturity is derived by multiplying the value of each investment by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

     With respect to obligations held by the Long-Term Fund, the Intermediate-Term Fund, and the Short-Term Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity. In addition, for purposes of these Funds' investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features which, in the judgment of the Manager, will result in the instrument being valued in the market as though it has the earlier maturity.

     The Tax Exempt Money Market Fund will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act).

Lending of Securities

Each Fund may lend its securities. A lending policy may be authorized by the Company's Directors and implemented by the Manager, but securities may be loaned only to qualified broker-dealers or institutional investors that agree to maintain cash collateral with the Company equal at all times to at least 100% of the value of the loaned securities. The Directors will establish procedures and monitor the creditworthiness of any institution or broker-dealer during such time as any loan is outstanding. The Company will continue to receive interest on the loaned securities and will invest the cash collateral in readily marketable short-term obligations of high quality, thereby earning additional interest. Interest on loaned tax-exempt securities received by the borrower and paid to the Company will not be exempt from federal income taxes in the hands of the Company.

     No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets. The Company may terminate such loans at any time.

Repurchase Agreements

Each Fund may invest up to 5% of its total assets in repurchase agreements. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell the security back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than 7 days from the date of purchase.
The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation and will be held by the Funds' custodian until repurchased. If the seller defaults and the value of the underlying security declines, a Fund may incur a loss and may incur expenses in selling the collateral.
If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. Any investments in repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by a Fund.

                     INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Company for and are applicable to each Fund. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities. The investment restrictions of one Fund may be changed without affecting those of any other Fund.

Under the restrictions, each Fund may not:

 (1) With respect to 75% of its total assets, purchase the securities of any issuer (except Government Securities, as such term is defined in the 1940 Act) if, as a result, the Fund would have more than 5% of the value of its total assets invested in the securities of such issuer;

 (2) Purchase more than 10% of the outstanding voting securities of any issuer;

 (3) Borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

 (4) Pledge, mortgage or hypothecate its assets to any extent greater than 10% of the value of its total assets;

 (5) Purchase or retain securities of any issuer if any officer or Director of the Company or its Manager owns individually more than one-half of one percent (1/2%) of the securities of that issuer, and collectively the officers and Directors of the Company and Manager together own more than 5% of the securities of that issuer;

 (6) Purchase any securities which would cause more than 25% of the value of that Fund's total assets at the time of such purchase to be invested in either (i) the securities of issuers conducting their principal activities in the same state, or (ii) the securities the interest upon which is derived from revenues or projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, electric power project revenue bonds, etc.; provided that the foregoing limitation does not apply with respect to investments in United States Treasury Bills, other obligations issued or guaranteed by the United States Government, its agencies and instrumentalities, and, in the case of the Tax Exempt Money Market Fund, certificates of deposit and banker's acceptances of domestic banks;

Investment Restrictions, cont.

 (7) Invest in issuers for the purpose of exercising control of management;

 (8) Issue senior securities as defined in the 1940 Act, except that it may purchase tax-exempt securities on a "when-issued" basis as permitted by Section 18(f)(2);

 (9) Underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities;

(10) Purchase or sell real estate, but this shall not prevent investments in tax-exempt securities secured by real estate or interests therein;

(11) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements;

(12) Purchase on margin or sell short;

(13) Purchase or sell commodities or commodities contracts;

(14) Invest its assets in securities of other investment companies except by purchases in the open market involving only customary brokers' commissions or as part of a merger, consolidation, reorganization or purchase of assets approved by the shareholders; or

(15) Invest in put, call, straddle or spread options or interests in oil, gas or other mineral exploration or development programs.



Additional Restrictions

The following restrictions are not considered to be fundamental policies of the Funds. These additional restrictions may be changed by the Board of Directors of the Company without notice to or approval by the shareholders.

Each Fund may not:

(1) Invest more than 15% (10% with respect to the Tax Exempt Money Market Fund) of the value of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

(2) Purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.


                     PORTFOLIO TRANSACTIONS

The Manager, pursuant to the Advisory Agreement dated July 20, 1990 and subject to the general control of the Company's Board of Directors, places all orders for the purchase and sale of Fund securities. Purchases of Fund securities are made either directly from the issuer or from dealers who deal in tax-exempt securities. The Manager may sell Fund securities prior to maturity if circumstances warrant and if it believes such disposition is advisable. In connection with portfolio transactions for the Company, the Manager seeks to obtain the best available net price and most favorable execution for its orders. The Manager has no agreement or commitment to place transactions with any broker-dealer and no regular formula is used to allocate orders to any broker-dealer. However, the Manager may place security orders with brokers or dealers who furnish research or other services to the Manager as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services would be generated only through purchase of new issue fixed income securities.

     Such research and other services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. The Manager continuously reviews the performance of the broker-dealers with whom it places orders for transactions. The receipt of research from broker-dealers that execute transactions on behalf of the Company may be useful to the Manager in rendering investment management services to other clients (including affiliates of the Manager), and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Company. While such research is available to and may be used by the Manager in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager for the benefit of the Company. Such research and services will be in addition to and not in lieu of research and services provided by the Manager, and the expenses of the Manager will not necessarily be reduced by the receipt of such supplemental research. See The Company's Manager.

     On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Company, as well as the Manager's other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Company with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Company. In some instances, this procedure may impact the price and size of the position obtainable for the Company.

     The tax-exempt security market is typically a "dealer" market in which investment dealers buy and sell bonds for their own accounts, rather than for customers, and although the price may reflect a dealer's mark-up or mark-down, the Company pays no brokerage commissions as such. In addition, some securities may be purchased directly from issuers.

Portfolio Turnover Rates

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year.

     The rate of portfolio turnover will not be a limiting factor when the Manager deems changes in the Long-Term, Intermediate-Term, and Short-Term Funds' portfolios appropriate in view of each Fund's investment objective. For example, securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities. Moreover, to optimize yields on the short-term liquidity portion of each Fund, daily and weekly demand bonds are utilized extensively. There are transactions in each Fund in this type of security virtually daily. These transactions, though short-term in nature, are included in the turnover rate. Increased use of daily and weekly demand bonds may result in higher portfolio turnover.

     For the last two fiscal years the Funds' portfolio turnover rates were as follows:

              FUND             1994      1995
             ------           ------    ------
           Long-Term         109.28%   163.38%*
       Intermediate-Term      69.45%    72.00%
           Short-Term        101.67%   102.93%

-------
* The portfolio turnover rate for the Long-Term Fund increased because of a weak market in the first three quarters of the fiscal year. This led to significant shareholder redemptions, which in turn increased the level of securities transactions. In addition, the Fund was restructured towards higher coupon bonds during the weak market.

                  FURTHER DESCRIPTION OF SHARES

The Company is authorized to issue shares in separate classes or Funds. Ten Funds have been established, four of which are described in this SAI. Under the Articles of Incorporation, the Board of Directors is authorized to create new Funds in addition to those already existing without shareholder approval. The Company began offering shares of the Long-Term, Intermediate-Term and Short-Term Funds in March 1982 and began offering shares of the Tax Exempt Money Market Fund in February 1984.

     The assets of each Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Company not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Board determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board.

     On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset values of the Funds' shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund

Further Description of Shares, cont.

is required. Shareholders of a Fund are not entitled to vote on any matter which does not affect that Fund but which requires a separate vote of another Fund. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Company's Board of Directors, and the holders of less than 50% of the shares voting for the election of Directors will not be able to elect any person as a Director.

     Shareholders of a particular Fund might have the power to elect all of the Directors of the Company because that Fund has a majority of the total outstanding shares of the Company. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                       TAX CONSIDERATIONS

Taxation of the Funds

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, each Fund will not be liable for federal income taxes on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that are distributed to shareholders, provided that each Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

     To qualify as a regulated investment company, a Fund must, among other things, (1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the 90% test); (2) derive in each taxable year less than 30% of its gross income from the sale or other disposition of stock or securities held less than three months (the 30% test), and (3) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year. Furthermore, to pay tax-exempt interest income dividends, at least 50% of the value of each Fund's total assets at the close of each quarter of its taxable year must consist of obligations the interest of which is exempt from federal income tax. Each Fund intends to satisfy this requirement.

     The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable net investment income for the calendar year, (2) 98% of its capital gain net income for the twelve month period ending on October 31, and (3) any prior amounts not distributed. Each Fund intends to make such distributions as are necessary to avoid imposition of this excise tax.

     For federal income tax purposes, debt securities purchased by the Funds may be treated as having original issue discount. Original issue discount represents interest income for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as earned by the Funds, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. However, original issue discount with respect to tax-exempt obligations generally will be excluded from the Funds' taxable income, although such discount will be included in gross income for purposes of the 90% test and the 30% test described previously. Original issue discount with respect to tax-exempt securities is accrued and added to the adjusted tax basis of such securities for purposes of determining gain or loss upon sale or at maturity. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. An investment in a stripped bond or stripped coupon will result in original issue discount.

     Debt securities may be purchased by the Funds at a market discount. Market discount occurs when a security is purchased at a price less than the original issue price adjusted for accrued original issue discount, if any. The Funds intend to defer recognition of accrued market discount until maturity or other disposition of the bond. For securities purchased at a market discount, the gain realized on disposition will be treated as taxable ordinary income to the extent it does not exceed accrued market discount on the bond.

     The Funds may also purchase debt securities at a premium, i.e., at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date but no deduction is allowed for the premium amortization. The amortized bond premium will reduce the Funds' adjusted tax basis in the securities. For taxable securities, the premium may be amortized if the Funds so elect. The amortized premium on taxable securities is first offset against interest received on the securities and then allowed as a deduction, and, for securities issued after September 27, 1985, must be amortized under an economic accrual method.

Taxation of the Shareholders

Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. Dividends declared in October, November, or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a Fund pays the dividend during the following January. It is expected that none of the Funds' distributions will qualify for the corporate dividends-received deduction.

     To the extent that a Fund's dividends distributed to shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by a Fund, they will be excludable from a shareholder's gross income for federal income tax purposes. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from a Fund are includible in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

     All distributions of investment income during the year will have the same percentage designated as tax-exempt. This method is called the "average annual method." Since the Funds invest primarily in tax-exempt securities, the percentage will be substantially the same as the amount actually earned during any particular distribution period.

     A shareholder of the Long-Term, Intermediate-Term, or Short-Term Funds should be aware that a redemption of shares (including any exchange into another USAA Fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, any loss on the redemption or exchange will be disallowed to the extent of such exempt-interest dividend. Similarly, if a shareholder of a Fund receives a distribution taxable as long-term capital gain with respect to shares of a Fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss.

     The Funds may invest in private activity bonds. Interest on certain private activity bonds issued after August 7, 1986, is an item of tax preference for purposes of the federal Alternative Minimum Tax (AMT), although the interest continues to be excludable from gross income for other purposes. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as tax preference items). Interest from private activity bonds is one of the tax preference items that is added to income from other sources for the purposes of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. For corporate investors, alternative minimum taxable income is increased by 75% of the amount by which adjusted current earnings (ACE) exceeds alternative minimum taxable income before the ACE adjustment. For corporate taxpayers, all tax-exempt interest is considered in calculating the AMT as part of the ACE. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.

     Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Manager's nor the Funds' counsel makes any review of proceedings relating to the issuance of tax-exempt securities or the basis of such opinions.

State and Local Taxes

The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of a Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are resident, but generally are subject to tax on income derived from obligations of other jurisdictions. Shareholders should consult their tax advisers about the status of distributions from a Fund in their own states and localities.


              DIRECTORS AND OFFICERS OF THE COMPANY

The Board of Directors of the Company consists of eight Directors. Set forth below are the Directors and officers of the Company, and their respective offices and principal occupations during the last five years. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Rd., San Antonio, TX 78288.

Hansford T. Johnson 1, 2
Director and Chairman of the Board of Directors
Age: 59

Director, Vice Chairman and Deputy Attorney-in-Fact, United Services Automobile Association (USAA) and President, Chief Executive Officer, Director and Vice Chairman of the Board of Directors of USAA Capital Corporation and of its various subsidiaries and affiliates (9/93-present); Chief of Staff, USAA (1/93-8/93); Executive Vice President, USAA (10/92-12/92);
Commander-in-Chief, CINCTRANS, Department of Defense -Pentagon (9/89-9/92). Mr. Johnson currently serves as a Trustee and Chairman of the Boards of Trustees of USAA Investment Trust and USAA State Tax-Free Trust and as Director and Chairman of the Boards of Directors of USAA Investment Management Company (IMCO), USAA Mutual Fund, Inc., USAA Shareholder Account Services, USAA Federal Savings Bank and USAA Real Estate Company.

Michael J.C. Roth 1, 2
Director, President and Vice Chairman of the Board of Directors
Age: 53

Chief Executive Officer, IMCO (10/93-present); President,
Director and Vice Chairman of the Board of Directors, IMCO (1/90-present); Director, USAA Federal Savings Bank (12/83-8/91). Mr.
Roth currently serves as President, Trustee and Vice Chairman of the Boards of Trustees of USAA Investment Trust and USAA State
Tax-Free Trust, as President, Director and Vice Chairman of the
Boards of Directors of USAA Mutual Fund, Inc. and USAA
Shareholder Account Services, as Director of USAA Life Insurance
Company and as Trustee and Vice Chairman of USAA Life Investment Trust.

John W. Saunders, Jr. 1, 2, 4
Director and Vice President
Age: 60

Senior Vice President, Investments, IMCO (10/85-present); Director, BHC Financial, Inc. and BHC Securities, Inc. (1/87-present). Mr. Saunders currently serves as a Trustee and Vice President of USAA Investment Trust and USAA State Tax-Free Trust, as a Director of IMCO, Director and Vice President of USAA Mutual Fund, Inc., as Senior Vice President of USAA Shareholder Account Services, and as Vice President of USAA Life Investment Trust.

C. Dale Briscoe 4, 5
7829 Timber Top Drive
Boerne, TX  78006
Director
Age: 74

Retired.  Mr. Briscoe currently serves as a Trustee of USAA
Investment Trust and USAA State Tax-Free Trust and as a Director of USAA Mutual Fund, Inc.

George E. Brown 3, 4, 5
5829 Northgap Drive
San Antonio, TX  78239
Director
Age: 77

Retired.  Mr. Brown currently serves as a Trustee of USAA
Investment Trust and USAA State Tax-Free Trust and as a Director of USAA Mutual Fund, Inc.

Howard L. Freeman, Jr. 2, 3, 5
2710 Hopeton
San Antonio, TX  78230
Director
Age: 60

Assistant General Manager for Finance, San Antonio City Public
Service Board (1976-present).  Mr. Freeman currently serves as a
Trustee of USAA Investment Trust and USAA State Tax-Free Trust and as a Director of USAA Mutual Fund, Inc.

Richard A. Zucker 3, 4, 5
407 Arch Bluff
San Antonio, TX  78216
Director
Age: 52

Vice President, Beldon Roofing and Remodeling (1985-present).
Mr. Zucker currently serves as a Trustee of USAA Investment Trust and USAA State Tax-Free Trust and as a Director of USAA Mutual
Fund, Inc.

Barbara B. Dreeben 3, 5
200 Patterson #1008
San Antonio, TX  78209
Director
Age: 50

President, Postal Addvantage (7/92-present); Consultant, Nancy Harkins Stationer, (8/91-present); Merchandise Manager, Nancy Harkins Stationer (7/82-8/91). Mrs. Dreeben currently serves as a Trustee of USAA Investment Trust and USAA State Tax-Free Trust and as a Director of USAA Mutual Fund, Inc.

Michael D. Wagner 1
Secretary
Age: 47

Vice President, Corporate Counsel, USAA (1982-present). Mr. Wagner has held various positions in the legal department of USAA since 1970 and currently serves as Vice President, Secretary and Counsel, IMCO and USAA Shareholder Account Services; Secretary, USAA Investment Trust, USAA Mutual Fund, Inc., and USAA State Tax-Free Trust; and as Vice President, Corporate Counsel, for various other USAA subsidiaries and affiliates.

Alex M. Ciccone 1
Assistant Secretary
Age: 45

Vice President, Compliance, IMCO (12/94-present); Vice President and Chief Operating Officer, Commonwealth Shareholder Services (6/94-11/94); Vice President, Compliance, IMCO (12/91-5/94); Vice President, Compliance, Fund Management Co. (10/89-11/91); and Vice President, Compliance, AIM Distributors, Inc. (4/82-11/91). Mr. Ciccone currently serves as Assistant Secretary of USAA Investment Trust, USAA State Tax-Free Trust and USAA Mutual Fund, Inc.

Sherron A. Kirk 1
Treasurer
Age: 50

Vice President, Controller, IMCO (10/92-present); Vice President, Corporate Financial Analysis, USAA (9/92-10/92); Assistant Vice President, Financial Plans and Support, USAA (8/91-9/92); Assistant Vice President, Real Estate Accounting, USAA Real Estate Company (5/90-7/91). Mrs. Kirk currently serves as Treasurer of USAA Investment Trust, USAA State Tax-Free Trust, and USAA Mutual Fund, Inc., and as Vice President, Controller of USAA Shareholder Account Services.

Dean R. Pantzar 1
Assistant Treasurer
Age: 36

Director, Mutual Fund Accounting, IMCO (12/94-present); Senior Manager, KPMG Peat Marwick LLP (7/88-12/94). Mr. Pantzar currently serves as Assistant Treasurer of USAA Mutual Fund, Inc., USAA State Tax-Free Trust, and USAA Investment Trust.

-------
    1 Indicates those Directors and officers who are employees of the Manager or affiliated companies and are considered
         "interested persons" under the 1940 Act.
    2    Member of Executive Committee
    3    Member of Audit Committee
    4    Member of Pricing and Investment Committee
    5    Member of Corporate Governance Committee

     Between the meetings of the Board of Directors and while the Board is not in session, the Executive Committee of the Board of Directors has all the powers and may exercise all the duties of the Board of Directors in the management of the business of the Company which may be delegated to it by the Board.

Directors and Officers of the company, cont.

The Pricing and Investment Committee of the Board of Directors acts upon various investment-related issues and other matters which have been delegated to it by the Board. The Audit Committee of the Board of Directors reviews the financial statements and the auditor's reports and undertakes certain studies and analyses as directed by the Board. The Corporate Governance Committee of the Board of Directors maintains oversight of the organization, performance, and effectiveness of the Board and Independent Directors.

      In addition to the previously listed Directors and/or officers of the Company who also serve as Directors and/or officers of the Manager, the following individuals are Directors and/or executive officers of the Manager: Josue Robles, Jr., Senior Vice President, Chief Financial Officer/Controller, USAA; William McCrae, Senior Vice President, General Counsel and Secretary, USAA; Harry W. Miller, Senior Vice President, Investments (Equity); and John J. Dallahan, Senior Vice President, Investment Services. There are no family relationships among the Directors, officers and managerial level employees of the Company or its Manager.

     The following table sets forth information describing the compensation of the current Directors of the Company for their services as Directors for the fiscal year ended March 31, 1995.

 Name                      Aggregate         Total Compensation
   of                     Compensation         from the USAA
Director                from the Company     Family of Funds (c)
--------                ----------------     -------------------
C. Dale Briscoe               $4,876               $18,500
George E. Brown (a)            4,876                18,500
Barbara B. Dreeben             4,876                18,500
Howard L. Freeman, Jr.         4,876                18,500
Hansford T. Johnson            None (b)             None (b)
Michael J.C. Roth              None (b)             None (b)
John W. Saunders, Jr.          None (b)             None (b)
Richard A. Zucker              4,876                18,500
----------------
(a) The USAA Family of Funds has accrued deferred compensation for Mr. Brown in an amount (plus earnings thereon) of $20,118. The compensation was deferred by Mr. Brown pursuant to a non-qualified Deferred Compensation Plan, under which deferred amounts accumulate interest quarterly based on the annualized U.S. Treasury Bill rate in effect on the last day of the quarter. Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the USAA Funds until paid. The Deferred Compensation Plan was terminated in 1988 and no compensation has been deferred by any Trustee/Director of the USAA Family of Funds since the Plan was terminated.

(b)  Hansford T. Johnson, Michael J.C. Roth, and John W.
     Saunders, Jr. are affiliated with the Company's investment adviser, IMCO, and, accordingly, receive no remuneration from the Company or any other Fund of the USAA Family of Funds.

(c) At March 31, 1995, the USAA Family of Funds consisted of 4 registered investment companies offering 29 individual funds. Each Director presently serves as a Trustee or Director of each investment company in the USAA Family of Funds. In addition, Michael J.C. Roth presently serves as a Trustee of USAA Life Investment Trust, a registered investment company advised by IMCO, consisting of five funds offered to investors in a fixed and variable annuity contract with USAA Life Insurance Company. Mr. Roth receives no compensation as Trustee of USAA Life Investment Trust.

     All of the above Directors are also Trustees/Directors of the other funds for which IMCO serves as investment adviser. No compensation is paid by any fund to any Trustee/Director who is a director, officer, or employee of IMCO or its affiliates. No pension or retirement benefits are accrued as part of fund expenses. The Company reimburses certain expenses of the Directors who are not affiliated with the investment adviser. As of June 30, 1995, the officers and Directors of the Company and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Company.

     As of June 30, 1995, USAA and its affiliates (including related employee benefit plans) owned 3,515,037 shares (2.9%) of the Intermediate-Term Fund and 5,663,794 shares (.4%) of the Tax Exempt Money Market Fund, for an aggregate total of 9,178,831 shares (.4%) of the Company.

     The Company knows of no one person who, as of June 30, 1995, held of record or owned beneficially 5% or more of any Fund's shares.

                      THE COMPANY'S MANAGER

As described in the Prospectus, USAA Investment Management
Company is the Manager and investment adviser, providing services under the Advisory Agreement. The Manager, organized in May
1970, has served as investment adviser and underwriter for USAA
Tax Exempt Fund, Inc. from its inception.

     In addition to managing the Company's assets, the Manager advises and manages the investments for USAA and its affiliated companies as well as those of USAA Mutual Fund, Inc., USAA Investment Trust and USAA State Tax-Free Trust. As of the date of this SAI, total assets under management by the Manager were approximately $27 billion, of which approximately $15 billion were in mutual fund investments.

Advisory Agreement

Under the Advisory Agreement, the Manager provides an investment program, carries out the investment policy and manages the portfolio assets for each Fund. The Manager is authorized, subject to the control of the Board of Directors of the Company, to determine the selection, amount and time to buy or sell securities for each Fund. In addition to providing investment services, the Manager pays for office space, facilities, business equipment and accounting services (in addition to those provided by the Custodian) for the Company. The Manager compensates all personnel, officers and Directors of the Company if such persons are also employees of the Manager or its affiliates. For these services under the Advisory Agreement, the Company has agreed to pay the Manager a fee computed as described under Management of the Company in the Prospectus. Management fees are computed and accrued daily and payable monthly.

     Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any), brokerage commissions on portfolio transactions (if any), expenses of issuance and redemption of shares, charges of transfer agents, custodians and dividend disbursing agents, costs of preparing and distributing proxy material, costs of printing and engraving stock certificates, auditing and legal expenses, certain expenses of registering and qualifying shares for sale, fees of Directors who are not interested persons (not affiliated) of the Manager, costs of typesetting, printing and mailing the Prospectus, SAI and periodic reports to existing shareholders, and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the Prospectus, the SAI, and reports to prospective shareholders.

     The Advisory Agreement will remain in effect until June 30, 1996 for each Fund and will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board of Directors (on behalf of such Fund) including a majority of the Directors who are not interested persons of the Manager or (otherwise than as Directors) of the Company, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Company or the Manager on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined in the 1940 Act).

     Under the terms of the Advisory Agreement, the Manager is required to reimburse each Fund in the event that the total annual expenses, inclusive of the management fee, but exclusive of the interest, taxes and brokerage fees and extraordinary items, incurred by that Fund exceeds any applicable state expense limitation. At the current time, the most restrictive expense limitation is 2.5% of the first $30,000,000 of average net assets
(ANA), 2% of the next $70,000,000 ANA, and 1.5% of the remaining ANA.

     From time to time the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. Any such waiver or reimbursement may be terminated by the Manager at any time without prior notice to shareholders.

For the last three fiscal years, the Company paid the Manager the following fees:

              FUND                     1993          1994           1995
              ----                    ------        ------         ------
        Long-Term                  $5,001,734     $5,578,013     $4,931,411
        Intermediate-Term          $3,150,096     $4,403,791     $4,220,542
        Short-Term                 $2,211,410     $2,619,690     $2,489,834
        Tax Exempt Money Market    $4,027,415     $4,068,637     $4,299,382

Underwriter

The Company has an agreement with the Manager for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other compensation for such distribution services.


The Company's Manager, cont.

Transfer Agent

USAA Shareholder Account Services performs transfer agent services for the Company under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends and production of reports with respect to account activity for shareholders and the Company. For its services under the Transfer Agency Agreement, USAA Shareholder Account Services is paid an annual fixed fee per account of $26.00 by each of the Funds. This fee is subject to change at any time.

     The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. In addition, the Funds pay all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Company.

                       GENERAL INFORMATION

Custodian

State Street Bank and Trust Company, P.O. Box 1713, Boston, MA
02105, is the Company's Custodian. The Custodian is responsible for, among other things, safeguarding and controlling the Company's cash and securities, handling the receipt and delivery of securities and collecting interest on the company's investments.

Counsel

Goodwin, Procter & Hoar, Exchange Place, Boston, MA 02109, will review certain legal matters for the Company in connection with the shares offered by the Prospectus.

Independent Auditors

KPMG Peat Marwick LLP, 112 East Pecan, Suite 2400, San Antonio,
TX 78205, is the Company's independent auditor. In this capacity, the firm is responsible for auditing the annual financial statements of the Funds and reporting thereon.

Financial Statements

The financial statements of the Funds and the Independent Auditors' Report thereon for the fiscal year ended March 31, 1995, are included in the Annual Report to Shareholders of that date and are incorporated herein by reference. A copy of the Annual Report will be delivered free of charge with each SAI requested from the Manager at the address set forth on page 1 of this statement.

                 CALCULATION OF PERFORMANCE DATA

Information regarding total return and yield of each Fund is provided under Performance Information in the Prospectus. See
Valuation of Securities herein for a discussion of the manner in which each Fund's price per share is calculated.

Total Return

The Funds, other than the Tax Exempt Money Market Fund, may each advertise performance in terms of average annual total return for 1, 5 and 10 year periods. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P(1 + T)^n = ERV

Where:    P    =    a hypothetical initial payment of $1,000
          T    =    average annual total return
          n    =    number of years
          ERV  =    ending redeemable value of a hypothetical
                    $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the year or period

     The calculation assumes all charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by such Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

                  Average Annual Total Returns
                    For Periods Ended 3/31/95

                                   1         5        10
                Fund              year     years     years
                ----             -----     -----     -----
           Long-Term             5.07%     7.68%     9.13%
           Intermediate-Term     6.16%     7.58%     8.22%
           Short-Term            4.51%     5.41%     5.96%

Yield

The Funds, other than the Tax Exempt Money Market Fund, each may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

            YIELD =   2((((a - b)/(cd) + 1)^6) - 1)

Where:    a    =    dividends and interest earned during the period
          b    =    expenses accrued for the period (net of reimbursement)
          c    =    the average daily number of shares
                    outstanding during the period that were
                    entitled to receive dividends
          d    =    the maximum offering price per share on the
                    last day of the period

     For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation in a Fund's portfolio and all recurring charges are recognized.

    The 30-day yields for the Funds for the period ended March
31, 1995 were as follows:

                  Long-Term Fund . . . . 5.96%
              Intermediate-Term Fund . . . . 5.45%
                  Short-Term Fund . . . . 4.58%

Yield - Tax Exempt Money Market Fund

When the Tax Exempt Money Market Fund quotes a current annualized yield, it is based on a specified recent seven-calendar-day period. It is computed by (1) determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base return, then (3) multiplying the base period by 52.14 (365 divided by 7). The resulting yield figure is carried to the nearest hundredth of one percent.

     The calculation includes (1) the value of additional shares purchased with dividends on the original share, and dividends declared on both the original share and any such additional shares, and (2) any fees charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average account size.

     The capital changes excluded from the calculation are realized capital gains and losses from the sale of securities and unrealized appreciation and depreciation. The Fund's effective (compounded) yield will be computed by dividing the seven-day annualized yield as defined above by 365, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

     Current and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio.

       Yield For 7-day Period Ended 3/31/95 . . . . 3.70%
  Effective Yield For 7-day Period Ended 3/31/95 . . . . 3.77%

Tax Equivalent Yield

The Tax Exempt Money Market Fund may advertise performance in terms of a tax equivalent yield based on the 7-day yield or effective yield and the other Funds may advertise performance in terms of a 30-day tax equivalent yield. The tax equivalent yield is computed by dividing that portion of the yield of a Fund (computed as described in the preceding paragraphs) which is tax-exempt, by the complement of the federal income tax rate of 31% (or other relevant rate) and adding the result to that portion, if any, of the yield of such Fund that is not tax-exempt. The complement, for example, of a tax rate of 31% is 69%, that is [1.00 - .31 = .69].

Calculation of Performance Data, cont.

     Based on a tax rate of 31%, the tax equivalent yields for the Long-Term, Intermediate-Term, Short-Term, and Tax Exempt
Money Market Funds for the period ended March 31, 1995 were
8.64%, 7.90%,  6.64%, and 5.36%, respectively.

      APPENDIX A - TAX-EXEMPT SECURITIES AND THEIR RATINGS

Tax-Exempt Securities

Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

     The two principal classifications of tax-exempt securities are "general obligations" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying tax-exempt securities. Short-term obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and Short-Term Discount Notes.

     The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the Tax-Exempt Bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group (S&P), Fitch Investors Service, Inc. (Fitch), Duff & Phelps Inc., Thompson BankWatch, Inc., and IBCA Inc. represent their opinions of the quality of the securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager to appraise independently the fundamental quality of the tax-exempt securities included in a Fund's portfolio.

Ratings

Excerpts from Moody's Bond (Tax-Exempt Securities) Ratings:

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note: Those bonds in the Aa, A, and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, and Baa1.

Excerpts of Moody's Ratings of Short-Term Loans (State and Tax-
Exempt Notes):

Moody's ratings for state and tax-exempt notes and other short-term obligations are designated Moody's Investment Grade (MIG).
Symbols used will be as follows:

MIG-1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG-2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Excerpts of Moody's Rating of Commercial Paper:

Prime-1 Issuers have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      Leading market positions in well-established industries. High rates of return on funds employed.
      Conservative capitalization structure with moderate
       reliance on debt and ample asset protection.
      Broad margins in earnings coverage of fixed financial
       charges and high internal cash generation.
      Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Excerpts from S&P's Bond Ratings:

AAA  Debt rated AAA has the highest rating assigned by S&P.
     Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Excerpts of S&P's Ratings of Tax-Exempt Notes:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Appendix A, cont.

Excerpts of S&P's Rating of Commercial Paper:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Excerpts of Fitch's Ratings of Bonds:

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

Plus (+) and Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

Excerpts of Fitch's Ratings to Commercial Paper, Certificates of
Deposit and Tax-Exempt Notes:

F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.

Excerpts from Duff & Phelps Long-Term Rating Scale:

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

Excerpts from Duff & Phelps Commercial Paper Rating Scale:

Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Thompson BankWatch, Inc.

TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TBW-3 The lowest investment grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

IBCA Inc.

A1 Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

A2 Obligations supported by a good capacity for timely repayment.

A3 Obligations supported by a satisfactory capacity for timely repayment.

B Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

C Obligations for which there is a high risk of default or which are currently in default.

        APPENDIX B - COMPARISON OF PORTFOLIO PERFORMANCE

Occasionally, we may make comparisons in advertising and sales literature between the Funds contained in this SAI and other Funds in the USAA Family of Funds. These comparisons may include such topics as risk and reward, investment objectives, investment strategies, and performance.

     Fund performance also may be compared to the performance of broad groups of mutual funds with similar investment goals or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources may be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund. The Fund or its performance may also be compared to products and services not constituting securities subject to registration under the Securities Act of 1933 such as, but not limited to, certificates of deposit and money market accounts. Sources for performance information and articles about the Fund may include the following:

AAII Journal, a monthly association magazine for members of the American Association of Individual Investors.

Arizona Republic, a newspaper which may cover financial and investment news.

Austin American-Statesman, a newspaper which may cover financial news.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

The Bond Buyer, a daily newspaper which covers bond market news.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

Chicago Tribune, a newspaper which may cover financial news.

Consumer Reports, a monthly magazine which from time to time reports on companies in the mutual fund industry.

Dallas Morning News, a newspaper which may cover financial news.

Denver Post, a newspaper which may quote financial news.

Appendix B, cont.

Financial Planning, a monthly magazine that periodically features companies in the mutual fund industry.

Financial Services Week, a weekly newspaper which covers financial news.

Financial World, a monthly magazine which may periodically review mutual fund companies.

Forbes, a national business publication that periodically reports the performance of companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

Fund Action, a mutual fund news report.

Houston Chronicle, a newspaper which may cover financial news.

Houston Post, a newspaper which may cover financial news.

IBC/Donoghue's Moneyletter, a biweekly newsletter which covers financial news and from time to time rates specific mutual funds.

IBC's Money Market Insight, a monthly money market industry analysis prepared by IBC USA, Inc.

Income and Safety, a monthly newsletter that rates mutual funds.

InvesTech, a bimonthly investment newsletter.

Investment Advisor, a monthly publication directed primarily to the advisor community; includes ranking of mutual funds using a proprietary methodology.

Investment Company Institute, a national association of the American investment company industry.

Investor's Business Daily, a newspaper which covers financial news.

Kiplinger's Personal Finance Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Lipper Analytical Services, Inc.'s Fixed Income Fund Performance
Analysis, a monthly publication of industry-wide mutual fund performance averages by type of fund.

Lipper Analytical Services, Inc.'s Mutual Fund Performance
Analysis, a weekly and quarterly publication of industry-wide mutual fund performance averages by type of fund.

Los Angeles Times, a newspaper which may cover financial news.

Louis Rukeyser's Wall Street, a publication for investors.

Medical Economics, a monthly magazine providing information to the medical profession.

Money, a monthly magazine that features the performance of both specific funds and the mutual fund industry as a whole.

Money Fund Report, a weekly publication of the Donoghue Organization, Inc., reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically: (1) Taxable Money Fund Averages: "100% U.S. Treasury" and "First Tier" and (2) Tax-Free Money Fund Averages:
"Stockbroker and General Purpose" and "State Specific Stockbroker and General Purpose".

MorningStar 5 Star Investor, a monthly newsletter by Morningstar,
Inc. which covers financial news and rates mutual funds.

Muni Bond Fund Report, a monthly newsletter which covers news on the municipal bond market and features performance data for municipal bond mutual funds.

MuniWeek, a weekly newspaper which covers news on the municipal bond market.

Mutual Fund Forecaster, a monthly newsletter that ranks mutual funds.

Mutual Fund Investing, a newsletter covering mutual funds.

Mutual Fund Performance Report, a monthly publication of industry-wide mutual fund averages produced by Morningstar, Inc.

Mutual Funds Magazine, a monthly publication reporting on mutual fund investing.

Mutual Fund Source Book, an annual publication produced by Morningstar, Inc. which describes and rates mutual funds.

Mutual Fund Values, a biweekly guidebook to mutual funds produced by Morningstar, Inc. (a data service which tracks open-end mutual funds).

Newsweek, a national business weekly.

New York Times, a newspaper which may cover financial news.

No Load Fund Investor, a newsletter covering companies in the mutual fund industry.

Personal Investor, a monthly magazine which from time to time features mutual fund companies and the mutual fund industry.

San Antonio Business Journal, a weekly newspaper that periodically covers mutual fund companies as well as financial news.

San Antonio Express-News, a newspaper which may cover financial news.

San Francisco Chronicle, a newspaper which may cover financial news.

Smart Money, a monthly magazine featuring news and articles on investing and mutual funds.

USA Today, a newspaper which may cover financial news.

U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

Wall Street Journal, a Dow Jones and Company, Inc. newspaper which covers financial news.

Washington Post, a newspaper which may cover financial news.

Weisenberger Mutual Funds Investment Report, a monthly newsletter that reports on both specific mutual fund companies and the mutual fund industry as a whole.

Worth, a magazine which covers financial and investment subjects including mutual funds.

Your Money, a monthly magazine directed towards the novice investor.

     Among the organizations cited above, Lipper Analytical Services, Inc.'s tracking results may be used. The Fund will be compared to Lipper's appropriate fund category according to objective and portfolio holdings. The Long-Term Fund will be compared to funds in Lipper's general tax-exempt bond fund category, Intermediate-Term Fund to funds in Lipper's intermediate (5-10 yr.) tax-exempt bond fund category, Short-Term Fund to Lipper's short (1-5 yr.) tax-exempt bond fund category, and Tax Exempt Money Market Fund to Lipper's general short-term tax-exempt bond fund category. Footnotes in advertisements and other sales literature will include the time period applicable for any rankings used.

     For comparative purposes, unmanaged indices of comparable securities or economic data may be cited. Examples include the following:

 - Shearson Lehman Hutton Bond Indices, indices of fixed-rate debt issues rated investment grade or higher which can be found in the Bond Market Report.

 - Bond Buyer Indices, indices of debt of varying maturities including revenue bonds, general obligation bonds, and U.S.
Treasury bonds which can be found in MuniWeek and The Bond Buyer.

     Other sources for total return and other performance data which may be used by the Fund or by those publications listed previously are Morningstar, Inc., Schabaker Investment
Management, and Investment Company Data, Inc. These are services that collect and compile data on mutual fund companies.

           APPENDIX C - TAXABLE EQUIVALENT YIELD TABLE

                    FEDERAL INCOME TAX RATES


TO MATCH A                   A FULLY TAXABLE INVESTMENT
 TAX-FREE                      WOULD HAVE TO PAY YOU:
YIELD OF:   ASSUMING A MARGINAL   ASSUMING A MARGINAL  ASSUMING A MARGINAL
            TAX RATE OF 28% (a)   TAX RATE OF 31% (b)  TAX RATE OF 36% (c)

     2.00%         2.78%                 2.90%                3.13%

     3.00%         4.17%                 4.35%                4.69%

     4.00%         5.56%                 5.80%                6.25%

     5.00%         6.94%                 7.25%                7.81%

     6.00%         8.33%                 8.70%                9.38%

                  (a)  FEDERAL RATE OF 28%

                  (b)  FEDERAL RATE OF 31%

                  (c)  FEDERAL RATE OF 36%


THIS TABLE IS A HYPOTHETICAL ILLUSTRATION AND SHOULD NOT BE
CONSIDERED AN INDICATION OF FUND PERFORMANCE OF ANY OF THE USAA
FAMILY OF FUNDS.

THE ASSUMED MARGINAL TAX RATES ARE NOT NECESSARILY THE HIGHEST
POSSIBLE MARGINAL TAX RATES, NOR ARE THEY THE LOWEST RATES.
THESE RATES WERE PICKED AS EXEMPLARY RATES THAT MANY TAXPAYERS
WOULD BE SUBJECT TO.

               APPENDIX D - DOLLAR-COST AVERAGING

Dollar-cost averaging is a systematic investing method which can be used by investors as a disciplined technique for investing. A fixed amount of money is invested in a security (such as a stock or mutual fund) on a regular basis over a period of time, regardless of whether securities markets are moving up or down.

     This practice reduces average share costs to the investor who acquires more shares in periods of lower securities prices and fewer shares in periods of higher prices.

     While dollar-cost averaging does not assure a profit or protect against loss in declining markets, this investment strategy is an effective way to help calm the effect of fluctuations in the financial markets. Systematic investing involves continuous investment in securities regardless of fluctuating price levels of such securities. Investors should consider their financial ability to continue purchases through periods of low and high price levels.

     As the following chart illustrates, dollar-cost averaging tends to keep the overall cost of shares lower. This example is for illustration only, and different trends would result in different average costs.

                    HOW DOLLAR-COST AVERAGING WORKS

                       $100 Invested Regularly for 5 Periods

                                     Market Trend
             ---------------------------------------------------------------

                    Down                  Up                    Mixed
             ------------------    ------------------    -------------------
             Share     Shares      Share     Shares      Share      Shares
Investment   Price    Purchased    Price    Purchased    Price     Purchased
             ------------------    ------------------    -------------------
    $100      10         10          6       16.67         10         10
     100       9         11.1        7       14.29          9         11.1
     100       8         12.5        7       14.29          8         12.5
     100       8         12.5        9       11.1           9         11.1
     100       6         16.67      10       10            10         10
     ---      --         -----      --       -----         --         -----
    $500   ***41         62.77   ***39       66.35      ***46         54.7
             *Avg. Cost: $7.97   *Avg. Cost: $7.54       *Avg. Cost:  $9.14
                         -----               -----                    -----
           **Avg. Price: $8.20 **Avg. Price: $7.80     **Avg. Price:  $9.20
                         -----               -----                    -----

  *  Average Cost is the total amount invested divided by shares purchased.
 ** Average Price is the sum of the prices paid divided by number of purchases. *** Cumulative total of share prices used to compute average prices.



06052-1295






(Logo
of the       USAA                       STATEMENT OF
 USAA        TAX EXEMPT                 ADDITIONAL INFORMATION
 Eagle       FUND, INC.                 August 1, 1995
is here)                                As Supplemented December 1, 1995
------------------------------------------------------------------------

                   USAA TAX EXEMPT FUND, INC.
                        CALIFORNIA FUNDS

USAA TAX EXEMPT FUND, INC. (the Company) is a registered investment company offering shares of ten no-load mutual funds, two of which are described in this Statement of Additional Information (SAI): the California Bond Fund and California Money Market Fund (collectively, the Funds or the California Funds). Each Fund is classified as a diversified investment company and has a common investment objective of providing California investors with a high level of current interest income that is exempt from federal and California state income taxes. The California Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A Prospectus for the California Funds dated August 1, 1995, which provides the basic information you should know before investing in the Funds, may be obtained without charge upon written request to USAA Tax Exempt Fund, Inc., 9800 Fredericksburg Rd., San Antonio, TX 78288, or by calling toll free 1-800-531-8181. This SAI is not a Prospectus and contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide you with additional information regarding the activities and operations of the Company and the Funds, and should be read in conjunction with the Prospectus.


----------------------------------------------------------------------


                        TABLE OF CONTENTS



    Page
      2   Valuation of Securities
      2   Additional Information Regarding Redemption of Shares
      3   Investment Plans
      4   Investment Policies
      5   Investment Restrictions
      6   Special Risk Considerations
     10   Portfolio Transactions
     11   Further Description of Shares
     12   Certain Federal Income Tax Considerations
     13   California Taxation
     14   Directors and Officers of the Company
     17   The Company's Manager
     18   General Information
     19   Calculation of Performance Data
     20   Appendix A - Tax-Exempt Securities and Their Ratings
     23   Appendix B - Comparison of Portfolio Performance
     26   Appendix C - Taxable Equivalent Yield Table
     27   Appendix D - Dollar-Cost Averaging


                     VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing best efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value per share. The net asset value per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

     A Fund's net asset value per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

     The investments of the California Bond Fund are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost. Securities which cannot be valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors.

     The value of the California Money Market Fund's securities is stated at amortized cost which approximates market value.
This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

     The valuation of the California Money Market Fund's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions.
Consistent with regulatory requirements, the Manager will purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission.

     The Board of Directors has established procedures designed to stabilize the California Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1.00. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1.00 net asset value per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Directors will take such corrective action as it regards as necessary and appropriate. Such action may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing a net asset value per share by using available market quotations.

      ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of a shareholder's investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in each Fund's portfolio. Requests for redemption which are subject to any special conditions, or which specify an effective date other than as provided herein, cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares, depending upon the price when redeemed.

     The Board of Directors may cause the redemption of an account with a balance of less than 50 shares provided (1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time of the establishment of the account, (2) the account has remained below the minimum level for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to the shareholder. Shares will be redeemed at the net asset value on the date fixed for redemption by the Board of Directors. Prompt payment will be made by mail to the last known address of the shareholder.

     The Company reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Company normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission
(SEC) so that disposal of the Company's investments or determination of its net asset value is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Company's shareholders.

     For the mutual protection of the investor and the Funds, a guarantee of signature may be required by the Company. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

Redemption by Check

Shareholders in the California Money Market Fund may request that checks be issued for their account. A one-time $5 checkwriting fee is charged to each account by the Transfer Agent for the use of the privilege. Checks must be written in the amount of at least $250.

     Checks issued to shareholders of the Fund will be sent only to the person in whose name the account is registered and only to the address of record. The checks must be manually signed by the registered owner(s) exactly as the account is registered. For joint accounts the signature of either or both joint owners will be required on the check, according to the election made on the signature card. Dividends will continue to be earned by the shareholder until the shares are redeemed by the presentation of a check.

     When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares in the investor's account will be redeemed to cover the amount of the check. If an investor's account is not adequate to cover the amount of a check, the check will be returned unpaid. Because the value of each account changes as dividends are accrued on a daily basis, checks may not be used to close an account.

     After clearance, checks paid during the month will be returned to the shareholder by separate mail. The checkwriting privilege will be subject to the customary rules and regulations of State Street Bank and Trust Company (State Street Bank or the Custodian) governing checking accounts. Other than the initial one-time fee, there is no charge to the shareholder for the use of the checks or for subsequent reorders of checks.

     The Company reserves the right to assess a processing fee against a shareholder's account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $15 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

     The Company, the Transfer Agent, and State Street Bank each reserve the right to change or suspend the checkwriting privilege upon 30 days' written notice to participating shareholders.

                        INVESTMENT PLANS

The following investment plans are made available by the Company to shareholders of the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day before the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

Systematic Purchase of Shares

InvesTronic(registered trademark) - the periodic purchase of shares through electronic funds transfer from a checking or savings account. By completing an application, which may be obtained from the Manager, you invest a specific amount each month ($50 minimum) in any of your accounts.

Direct Purchase Service - the periodic purchase of shares through electronic funds transfer from a non-governmental employer, an income-producing investment, or an account with a participating financial institution.

Investment Plans, cont.

Automatic Purchase Plan - the periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000, with a monthly transaction minimum of $50. The minimum initial investment requirement for the other USAA mutual fund must be satisfied before the first transfer.

Buy/Sell Service - the intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account.

     Participation in these systematic purchase plans will permit a shareholder to engage in dollar-cost averaging. For additional information concerning the benefits of dollar-cost averaging, see
Appendix D.

Systematic Withdrawal Plan

If a shareholder in a single investment account (accounts in different Funds cannot be aggregated for this purpose) owns shares having a net asset value of $5,000 or more, the shareholder may request that enough shares to produce a fixed amount of money be liquidated from the account monthly or quarterly. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, shareholders may choose to have withdrawals electronically deposited at their bank or other financial institution. They may also elect to have checks mailed to a designated address.

     Such a plan may be initiated by depositing shares worth at least $5,000 with the Transfer Agent and by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. The shareholder may terminate participation in the plan at any time. There is no charge to the shareholder for withdrawals under the Systematic Withdrawal Plan. The Company will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. Any additional expenses of administering the plan will be borne by the Manager.

     Withdrawals will be made by redeeming full and fractional shares on the date selected by the shareholder at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of a shareholder's investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, shareholders should not expect withdrawals to be offset by rising income or share value gains.

     Each redemption of shares may result in a gain or loss, which must be reported on the shareholder's income tax return.
Therefore, a shareholder should keep an accurate record of any gain or loss on each withdrawal.

                       INVESTMENT POLICIES

The section captioned Investment Objectives and Policies in the Prospectus describes the fundamental investment objectives and the investment policies applicable to each Fund and the following is provided as additional information.

Calculation of Portfolio Weighted Average Maturities

Weighted average maturity is derived by multiplying the value of each investment by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the Fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

     With respect to obligations held by the California Bond Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity. In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features which, in the judgment of the Manager, will result in the instrument being valued in the market as though it has the earlier maturity.

     The California Money Market Fund will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act).

Lending of Securities

Each Fund may lend its securities. A lending policy may be authorized by the Company's Directors and implemented by the Manager, but securities may be loaned only to qualified broker-dealers or institutional investors that agree to maintain cash collateral with the Company equal at all times to at least 100% of the value of the loaned securities. The Directors will establish procedures and monitor the creditworthiness of any institution or broker-dealer during such time as any loan is outstanding. The Company will continue to receive interest on the loaned securities and will invest the cash collateral in readily marketable short-term obligations of high quality, thereby earning additional interest. Interest on loaned tax-exempt securities received by the borrower and paid to the Company will not be exempt from federal income taxes in the hands of the Company.

     No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets. The Company may terminate such loans at any time.

Repurchase Agreements

Each Fund may invest up to 5% of its total assets in repurchase agreements. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell the security back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than 7 days from the date of purchase.
The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation and will be held by the Funds' custodian until repurchased. If the seller defaults and the value of the underlying security declines, a Fund may incur a loss and may incur expenses in selling the collateral.
If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. Any investments in repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by a Fund.

Other Policies

Although the California Bond Fund is permitted to invest in options, financial futures contracts and options on financial futures contracts, the Fund has no current intention of doing so and will not invest in such securities without first notifying shareholders and supplying further information in the Prospectus.

                     INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Company for and are applicable to each Fund. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities. The investment restrictions of one Fund may be changed without affecting those of the other Fund.

Under the restrictions, neither Fund will:

 (1) With respect to 75% of its total assets, purchase securities of any issuer (except the United States Government, its agencies and instrumentalities and any tax-exempt security guaranteed by the United States Government) if as a result more than 5% of the total assets of that Fund would be invested in securities of such issuer; for purposes of this limitation, identification of the "issuer" will be based on a determination of the source of assets and revenues committed to meeting interest and principal payments of each security; for purposes of this limitation the State of California or other jurisdictions and each of its separate political subdivisions, agencies, authorities and instrumentalities shall be treated as a separate issuer;

 (2) Purchase more than 10% of the outstanding voting securities of any issuer;

 (3) Borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

 (4) Pledge, mortgage or hypothecate its assets to any extent greater than 10% of the value of its total assets;

 (5) Purchase or retain securities of any issuer if any officer or Director of the Company or its Manager owns individually more than one-half of one percent ( 1/2%) of the securities of that issuer, and collectively the officers and Directors of the Company and Manager together own more than 5% of the securities of that issuer;

 (6) Purchase any securities which would cause more than 25% of the value of that Fund's total assets at the time of such purchase to be invested in securities the interest upon which is derived from revenues or projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, electric

Investment Restrictions, cont.

     power project revenue bonds, or in industrial revenue bonds which are based, directly or indirectly, on the credit of private entities of any one industry; provided that the foregoing limitation does not apply with respect to investments in United States Treasury Bills, other obligations issued or guaranteed by the United States Government, its agencies and instrumentalities, and, in the case of the California Money Market Fund, certificates of deposit and banker's acceptances of domestic banks;



 (7) Invest in issuers for the purpose of exercising control or management;

 (8) Issue senior securities as defined in the 1940 Act, except that it may purchase tax-exempt securities on a "when-issued" basis or in financial futures contracts as permitted by Section 18(f)(2);

(9) Underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities;


(10) Purchase or sell real estate, but this shall not prevent investments in tax-exempt securities secured by real estate or interests therein;

(11) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements;


(12) Purchase on margin or sell short; for purposes of this restriction the deposit or payment of initial or variation margin in connection with financial futures contracts or related options will not be deemed to be a purchase of securities on margin by a Fund;

(13) Purchase or sell commodities or commodities contracts, except that the Fund may invest in financial futures contracts and options thereon;

(14) Invest its assets in securities of other investment companies except by purchases in the open market involving only customary brokers' commissions or as part of a merger, consolidation, reorganization or purchase of assets approved by the shareholders; or

(15) Invest in put, call, straddle or spread options or interests in oil, gas or other mineral exploration or development programs, except that a Fund may write covered call options and purchase put options.


Additional Restrictions

The following restrictions are not considered to be fundamental policies of the Funds. These additional restrictions may be changed by the Board of Directors of the Company without notice to or approval by the shareholders.

Neither Fund will:
(1) Invest more than 15% (10% with respect to the California Money Market Fund) of the value of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

(2) Purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.


                   SPECIAL RISK CONSIDERATIONS

Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in the adverse effects described below. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements and prospectuses relating to securities offerings of the State of California (the "State") and various local agencies in California and from other relevant sources. While the Funds have not independently verified such information, they have no reason to believe that such information is not correct in all material respects.

     Certain of the tax-exempt securities in which the Funds may invest may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's General Fund surplus are distributed to counties, cities and their various taxing entities, and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's General Fund will be distributed in the future to counties, cities and their various entities, is unclear.

     Certain of the tax-exempt securities may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA is to limit ad valorem taxes on real property, and to restrict the ability of taxing entities to increase real property tax revenues. On November 7, 1978, California voters approved Proposition 8, and on June 3, 1986 California voters approved Proposition 46, both of which amended Article XIIIA.

     Section 1 of Article XIIIA limits the maximum ad valorem property tax on real property to 1% of full cash value (as defined in Section 2), to be collected by the counties and apportioned according to law; provided that the 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges or (i) any indebtedness approved by the voters prior to July 1, 1978, or (ii) any bonded indebtedness for the acquisition or improvement of real property approved on or after July 1, 1978 by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article
XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975-76 tax bill under full cash value or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The "full cash value" may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or a reduction in the Consumer
Price Index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors. The California State Board of Equalization has adopted regulations, binding on county assessors, interpreting the meaning of "change in ownership" and "new construction" for purposes of determining full cash value of property under Article XIIIA.

     Legislation enacted by the California Legislature to implement Article XIIIA (statutes of 1978, Chapter 292, as amended) provides, that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA of $4.00 per $100 assessed valuation (based on the former practice of using 25%, instead of 100%, of full cash value as the assessed value for tax purposes). The legislation further provided that, for the 1978-79 fiscal year only, the tax levied by each county was to be apportioned among all taxing agencies within the county in proportion to their average share of taxes levied in certain pervious years. The apportionment of property taxes for fiscal years after 1978-79 has been revised pursuant to Statutes of 1979, Chapter 282, which provides relief funds from state attorneys beginning in fiscal year 1979-80 and is designed to provide a permanent system for sharing state taxes and budget funds with local agencies. Under Chapter 282, cities and counties receive more of the remaining property tax revenues collected under Proposition 13 instead of direct State aid. School districts receive a correspondingly reduced amount of property taxes, but receive compensation directly from the State and are given additional relief. Chapter 282 does not affect the derivation of the base levy ($4.00 per $100 of assessed valuation) and the bonded debt tax rate. However, there can be no assurance that any particular level of State aid to local governments will be maintained in future years.

     On November 6, 1979, another initiative known as "Proposition 4" or the "Gann Initiative" was approved by the California voters, which added Article XIIIB to the California Constitution. Under Article XIIIB, state and local governmental entities have an annual "appropriations limit" and are not able to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit."
Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is to be based on certain 1978-79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population and certain services provided by these entities. Article XIIIB also provides that if these entities' revenues in any year exceed the amount permitted to be spent, the excess would have to be returned by revising tax rates or fee schedules over the subsequent two years. The "appropriations limit" was $35.010 billion for the 1992-93 fiscal year, and is estimated to be $36.599 billion for the 1993-94 fiscal year and $36.606 billion for the 1994-95 fiscal year.

     In June 1982, the voters of California passed two initiative measures to repeal the California gift and inheritance tax laws and to enact, in lieu thereof, a California death tax.
California voters also passed an initiative measure to increase, for taxable years commencing on or after January 1, 1982, the amount by which personal income tax brackets will be adjusted annually in an effort to index such tax brackets to account for the effects of inflation. Decreases in State and local revenues in future fiscal years as a consequence of these initiatives may result in reductions in allocations of state revenues to California issuers or in the ability of California issuers to pay their obligations.

     At the November 8, 1988 general election, California voters approved an initiative known as Proposition 98. This initiative amends Article XIIIB to require that (i) the California
Legislature establish a prudent state reserve fund in an amount as shall be reasonable and necessary and (ii) revenues in excess of amounts permitted to be spent and which would otherwise be returned pursuant to Article XIIIB by revision of tax rates or fees schedules, be transferred and allocated (up to a maximum of 40%) to the State School Fund and be expended solely for purposes of instructional improvement and accountability. No such transfer or allocation of funds will be required if certain designated state officials determine that annual student expenditures and class size meet certain criteria as set forth in Proposition 98. Any funds allocated to the State School Fund shall cause the appropriation limits established in Article XIIIB to be annually increased for any such allocation made in the prior year.

Special Risk Considerations, cont.

     Proposition 98 also amends Article XVI to require that the State of California provide a minimum level of funding for public schools and community colleges. Commencing with the 1988-89 fiscal year, moneys to be applied by the State for the support of school districts and community college districts shall not be less than the greater of: (i) the amount which, as a percentage of the State General Fund revenues which may be appropriated pursuant to Article XIIIB, equals the percentage of such State
General Fund revenues appropriated for school districts and community college districts, respectively, in fiscal year 1986-87 or (ii) the amount required to ensure that the total allocations to school districts and community college districts from the State general fund proceeds of taxes appropriated pursuant to
Article XIIIB and allocated local proceeds of taxes shall not be less than the total amount from the sources in the prior year, adjusted for increases in enrollment and adjusted for changes in the cost of living pursuant to the provisions of Article XIIIB.
The initiative permits the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirements for one year.

     In June 1989, the California Legislature enacted Senate Constitutional amendment number one ("SCA 1"), a proposed modification of the California Constitution to alter the spending limit in the educational funding provisions of Proposition 98. SCA 1 was approved by the voters on the June 1990 ballot and took effect on July 1, 1990. SCA 1 permits annual adjustments to the spending limit to be more closely linked to the rate of economic growth in the State. Instead of being tied to the consumer price index, the change in "cost of living" is measured by the change in California per capita personal income. In addition, if certain kinds of emergencies are declared by the Governor, an appropriation enacted by a two-thirds vote of the Legislature will be excluded from the State's appropriations limit.

     SCA 1 also provides two new exceptions to the calculation of appropriations which are subject to the spending limit. First, there will be excluded all appropriations for "qualified capital outlay projects" as defined by the Legislature. Second, there will be excluded any increase in gasoline taxes above their current 9% per gallon level. In addition, SCA 1 recalculates the appropriation limits for each unit in government, beginning in the 1990-91 fiscal year, based upon a two-year cycle. The Proposition 98 provision regarding excess taxes will also be modified. After a two-year period if there are any excess state tax revenues, 50% (instead of 100%) of the excess will be transferred to schools with the balance returned to taxpayers. SCA 1 also modifies in certain respects the complex adjustment in the Proposition 98 formula which guarantees schools a certain amount of the General Fund revenues.

     In 1992-93 and 1993-94, the State budget met part of its Proposition 98 commitment to education through $1.8 billion in off-book loans. The legality of these loans was challenged in a lawsuit by the California Teachers Association. A lower court in California has ruled against the State, and under this decision the schools will not be required to repay these loans. If upheld on appeal, the ruling would increase the State's officially recognized 1993-94 year-end deficit by $1.8 billion.

     In September 1980, the legislature enacted a measure (Chapter 1342, Statutes of 1980) declaring that tax increment revenues are not "proceeds of taxes" within the meaning of
Article XIIIB and that the allocation and expenditure of such moneys are not appropriations subject to the limitations under
Article XIIIB, if used for repayment of indebtedness incurred for redevelopment activity. While the California Supreme Court expressly declined to rule on the validity of Chapter 1342 and the applicability of Article XIIIB to redevelopment agencies in Huntington Park Redevelopment Agency v. Martin, two subsequent decisions of the California Court of Appeal have upheld the validity of Chapter 1342 and have concluded that redevelopment agencies are not subject to the appropriations limit of Article XIIIB. Proposition 87 was approved by the California voters on November 8, 1988. Proposition 87 amends Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments which is approved by voters on or after January 1, 1989. It is not possible to predict whether the California Legislature will enact such a prohibition, nor is it possible to predict the impact of Proposition 87 on redevelopment agencies and their ability to make payments on outstanding debt obligations.

     On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative (i) requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity, (ii) requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within the jurisdiction, (iii) restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed, (iv) prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA,
(v) prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments, (vi) requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1988,
(vii) requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative, and (viii) permits these provisions to be amended exclusively by the voters of the State of California.

     In September 1988, the California Court of Appeal in City of Westminster v. County of Orange held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is not possible to predict the impact of this decision on charter cities, on special taxes, or on new taxes imposed after the effective date of Proposition 62.

     In July, 1991, California increased taxes by adding two new marginal personal income tax rates, at 10% and 11%, effective for tax years 1991 through 1995.  The rate increase is scheduled to return to 9.3%.  The alternative minimum tax rate was increased to 8.5% and is scheduled to return to 7% after 1995.  In
addition, the sales tax was increased by 1.25%.   Of this
increase, 0.5% was a permanent addition to counties, but with the money earmarked to trust funds to pay for health and welfare programs whose administration was transferred to counties. This tax increase will be cancelled if a court rules that such transfer and tax increase violate any constitutional requirement.
An additional 0.5% of the sales tax rate was scheduled for termination on June 30, 1993, but was extended by legislation through December 31, 1993. The approval of Proposition 172 on the November 1993 ballot by the voters extended this increase permanently.

     California is the most populous state in the nation with a total population at the 1990 Census of 29,976,000. Growth has been incessant since World War II, with population gains in each decade since 1950 of between 18% and 49%. During the last decade, population rose 20%. The State now comprises 12.3% of the nation's population and 12.9% of its total personal income. Its economy is broad and diversified with major concentrations in high technology research and manufacturing, aerospace and defense-related manufacturing, trade, real estate, and financial services. After experiencing strong growth throughout much of the 1980's, the State was adversely affected by both the national recession and the cutbacks in aerospace and defense spending, which have a severe impact on the economy in Southern California. In 1990, unemployment moved above the national average for the first time in many years and remained significantly above the United States average in 1993. Although the national economic recovery is continuing at a strong pace, California is still experiencing the effects of a recession. Unemployment has remained above the national average since 1990. Substantial contraction in California's defense related industries, overbuilding in commercial real estate, and consolidation and decline in the State's financial services industry will likely produce slower overall growth for several years. Economists predict that the State's economy will experience modest growth in 1995 and 1996. The earthquake which struck Northridge, California on January 17, 1994, is not expected to derail the State's economic recovery, although it may carry long-term implications for the City of Los Angeles.

     These economic difficulties have exacerbated the structural budget imbalance, which has been evident since fiscal year 1985-
86. Since that time, budget shortfalls have become increasingly more difficult to solve and the State has recorded General Fund operating deficits in five of the past six fiscal years. The accumulated budget deficits over the past several years had exhausted the State's available cash reserves and resources. In July and August, 1994, the State was required to issue a total of $7 billion of short-term revenue anticipation warrants and notes to fund, in part, the State's cash flow management needs for the 1994-95 fiscal year. The current budget recognizes that the accumulated deficit cannot be repaid in one year. In order to balance the budget and generate sufficient cash to retire the $7 billion warrants and notes, the State's fiscal plan relies upon assumptions of federal assistance to compensate the State for its cost of providing services to illegal immigrants. These assumptions, combined with the fiscal year 1996 constitutionally mandated increases in spending for K-12 education, and continued growth in social services and corrections expenditures are speculative. To offset any risk, the State has enacted a Budget Adjustment Law, known as the "trigger" legislation, which established a set of backup budget adjustment mechanisms to address potential shortfalls in cash. The trigger mechanism will be in effect for both fiscal years 1995 and 1996.

     Although an improving economy and healthier tax revenues are anticipated, the political environment and voter initiatives may constrain the State's financial flexibility. For example, according to the Legislative Analyst's Office, the passage of Proposition 187 in the November 1994 election, which in part denies certain social services to illegal immigrants, could jeopardize $15 billion in federal funding. In addition, the passage

Special Risk Considerations, cont.

of Proposition 184 in the November 1994 election, which imposes mandatory, lengthy prison sentences on individuals convicted of three felonies, is expected to increase prison operating costs by $3 billion annually and increase prison construction costs by $20 billion.

     With the apparent onset of recovery in California's economy, revenue growth over the next few years could recommence at levels that would enable California to restore fiscal stability. The political environment, however, combined with pressures on the State's financial flexibility, may frustrate its ability to reach this goal. Strong interests in long-established state programs ranging from low-cost public higher education access to welfare and health benefits join with the more recently emerging pressures for expanded prison construction and heightened awareness and concern over the State's business climate.

     Because of the State of California's continuing budget problems, the State's General Obligation bonds were downgraded in July 1994 to A1 from Aa by Moody's, to A from A+ by Standard &
Poor's, and to A from AA by Fitch. All three rating agencies expressed uncertainty in the State's ability to balance the budget by 1996.

     On December 6, 1994, Orange County became the largest municipality in the United States to file for protection under the Federal bankruptcy laws. The filing stemmed from approximately $1.7 billion in losses suffered by the County's investment pool due to investments in high risk "derivative" securities. Over 185 public agencies had funds invested in the pool, and these funds may be accessed only with permission of the bankruptcy court. On June 27, 1995, Orange County voters rejected a proposal to increase the County's sales tax by $.005. While there is speculation of the State taking control of Orange County, it is unclear whether the State will lend financial or other assistance to Orange County to prevent the County from defaulting on its other obligations. In any case, significant County budget cutbacks are expected.

     Certain tax-exempt securities in which the Funds may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California laws limit the remedies of a creditor secured by a mortgage or deed of trust on real property.

                     PORTFOLIO TRANSACTIONS

The Manager, pursuant to the Advisory Agreement dated July 20, 1990 and subject to the general control of the Company's Board of Directors, places all orders for the purchase and sale of Fund securities. Purchases of Fund securities are made either directly from the issuer or from dealers who deal in tax-exempt securities. The Manager may sell Fund securities prior to maturity if circumstances warrant and if it believes such disposition is advisable. In connection with portfolio transactions for the Company, the Manager seeks to obtain the best available net price and most favorable execution for its orders. The Manager has no agreement or commitment to place transactions with any broker-dealer and no regular formula is used to allocate orders to any broker-dealer. However, the Manager may place security orders with brokers or dealers who furnish research or other services to the Manager as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services would be generated only through purchase of new issue fixed income securities.

     Such research and other services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. The Manager continuously reviews the performance of the broker-dealers with whom it places orders for transactions. The receipt of research from broker-dealers that execute transactions on behalf of the Company may be useful to the Manager in rendering investment management services to other clients (including affiliates of the Manager), and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Company. While such research is available to and may be used by the Manager in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager for the benefit of the Company. Such research and services will be in addition to and not in lieu of research and services provided by the Manager, and the expenses of the Manager will not necessarily be reduced by the receipt of such supplemental research. See The Company's Manager.

     On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Company, as well as the Manager's other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Company with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Company. In some instances, this procedure may impact the price and size of the position obtainable for the Company.

     The tax-exempt security market is typically a "dealer" market in which investment dealers buy and sell bonds for their own accounts, rather than for customers, and although the price may reflect a dealer's mark-up or mark-down, the Company pays no brokerage commissions as such. In addition, some securities may be purchased directly from issuers.

Portfolio Turnover Rates

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year.

     The rate of portfolio turnover will not be a limiting factor when the Manager deems changes in the California Bond Fund's portfolio appropriate in view of its investment objective. For example, securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities. Moreover, to optimize yields on the short-term liquidity portion of the Fund, daily and weekly demand bonds are utilized extensively. There are transactions in the Fund in this type of security virtually daily. These transactions, though short-term in nature, are included in the turnover rate. Increased use of daily and weekly demand bonds may result in higher portfolio turnover.

     For the last two fiscal years the California Bond Fund's portfolio turnover rates were as follows:

          1994.....102.85%            1995......68.57%

                  FURTHER DESCRIPTION OF SHARES

The Company is authorized to issue shares in separate classes or Funds. Ten Funds have been established, two of which are described in this SAI. Under the Articles of Incorporation, the Board of Directors is authorized to create new Funds in addition to those already existing without shareholder approval. The Company began offering shares of the California Bond and the California Money Market Funds in August 1989.

     The assets of each Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Company not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Board determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board.

     On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset values of the Funds' shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter which does not affect that Fund but which requires a separate vote of another Fund. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Company's Board of Directors, and the holders of less than 50% of the shares voting for the election of Directors will not be able to elect any person as a Director.

     Shareholders of a particular Fund might have the power to elect all of the Directors of the Company because that Fund has a majority of the total outstanding shares of the Company. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

            CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, each Fund will not be liable for federal income taxes on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that are distributed to shareholders, provided that each Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

     To qualify as a regulated investment company, a Fund must, among other things, (1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the 90% test); (2) derive in each taxable year less than 30% of its gross income from the sale or other disposition of stock or securities held less than three months (the 30% test), and (3) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year. Furthermore, to pay tax-exempt interest income dividends, at least 50% of the value of each Fund's total assets at the close of each quarter of its taxable year must consist of obligations the interest of which is exempt from federal income tax. Each Fund intends to satisfy this requirement.

     The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable net investment income for the calendar year, (2) 98% of its capital gain net income for the twelve month period ending on October 31, and (3) any prior amounts not distributed. Each Fund intends to make such distributions as are necessary to avoid imposition of this excise tax.

     For federal income tax purposes, debt securities purchased by the Funds may be treated as having original issue discount. Original issue discount represents interest income for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as earned by the Funds, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. However, original issue discount with respect to tax-exempt obligations generally will be excluded from the Funds' taxable income, although such discount will be included in gross income for purposes of the 90% test and the 30% test described previously. Original issue discount with respect to tax-exempt securities is accrued and added to the adjusted tax basis of such securities for purposes of determining gain or loss upon sale or at maturity. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. An investment in a stripped bond or stripped coupon will result in original issue discount.

     Debt securities may be purchased by the Funds at a market discount. Market discount occurs when a security is purchased at a price less than the original issue price adjusted for accrued original issue discount, if any. The Funds intend to defer recognition of accrued market discount until maturity or other disposition of the bond. For securities purchased at a market discount, the gain realized on disposition will be treated as taxable ordinary income to the extent it does not exceed accrued market discount on the bond.

     The Funds may also purchase debt securities at a premium, i.e., at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date but no deduction is allowed for the premium amortization. The amortized bond premium will reduce the Funds' adjusted tax basis in the securities. For taxable securities, the premium may be amortized if the Funds so elect. The amortized premium on taxable securities is first offset against interest received on the securities and then allowed as a deduction, and, for securities issued after September 27, 1985, must be amortized under an economic accrual method.

Taxation of the Shareholders

Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. Dividends declared in October, November, or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a Fund pays the dividend during the following January. It is expected that none of the Funds' distributions will qualify for the corporate dividends-received deduction.

     To the extent that a Fund's dividends distributed to shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by a Fund, they will be excludable from a shareholder's gross income for federal income tax purposes. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from a Fund are includible in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

     All distributions of investment income during the year will have the same percentage designated as tax-exempt. This method is called the "average annual method." Since the Funds invest primarily in tax-exempt securities, the percentage will be substantially the same as the amount actually earned during any particular distribution period.

     A shareholder of the California Bond Fund should be aware that a redemption of shares (including any exchange into another USAA Fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, any loss on the redemption or exchange will be disallowed to the extent of such exempt-interest dividend. Similarly, if a shareholder of the Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss.

     The Funds may invest in private activity bonds. Interest on certain private activity bonds issued after August 7, 1986, is an item of tax preference for purposes of the Federal Alternative Minimum Tax (AMT), although the interest continues to be excludable from gross income for other purposes. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as tax preference items). Interest from private activity bonds is one of the tax preference items that is added to income from other sources for the purposes of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. For corporate investors, alternative minimum taxable income is increased by 75% of the amount by which adjusted current earnings (ACE) exceeds alternative minimum taxable income before the ACE adjustment. For corporate taxpayers, all tax-exempt interest is considered in calculating the AMT as part of the ACE. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.

     Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Manager's nor the Funds' counsel makes any review of proceedings relating to the issuance of tax-exempt securities or the basis of such opinions.

                       CALIFORNIA TAXATION

The State of California has adopted legislation incorporating the federal provisions relating to regulated investment companies. Thus, to the extent the Funds distribute their income, they will be exempt from the California franchise and corporate income taxes as regulated investment companies under Section 24870 of the California Revenue and Taxation Code.

     In the year in which a Fund qualifies as a regulated investment company under the Code and is exempt from federal income tax, (i) the Fund will also be exempt from the California corporate income and franchise taxes to the extent it distributes its income and (ii), provided 50% or more of the value of the total assets of the Fund at the close of each quarter of its taxable year consists of obligations, the interest on which (when held by an individual) is exempt from personal income taxation under California law, the Fund will be qualified under California law to distribute dividends ("California exempt-interest dividends") which will be exempt from the California personal income tax. The Funds intend to qualify under the above requirement so that they can distribute California exempt-interest dividends. If the Funds fail to so qualify, no part of their dividends will be exempt from the California personal income tax.

     The portion of dividends constituting California exempt-interest dividends is that portion derived from interest on obligations issued by California and its municipalities and localities, the interest on which (when held by an individual) is excludable from California personal income under California law. Distributions from the Funds that are attributable to sources other than those described in the preceding sentence generally will be taxable to such shareholders as ordinary income. In addition, distributions other than exempt-interest dividends to such shareholders are includable in income that may be subject to the California alternative minimum tax. The total amount of California exempt-interest dividends paid by each Fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by each Fund during such year on California municipal obligations less any expenses and expenditures. California exempt-interest dividends are excludable from income for California personal income tax purposes only. Any dividends paid to shareholders subject to the California franchise tax will be taxed as ordinary dividends to such shareholders notwithstanding that all or a portion of such dividends are exempt from the California personal income tax.

     To the extent any portion of the dividends distributed to the shareholders by the Funds are derived from taxable interest for California purposes or net short-term capital gains, such portion will be taxable to the shareholders as ordinary income.
The character of long-term capital gains realized and distributed by the

California Taxation, cont.

Bond Fund will flow through to its shareholders regardless of how long the shareholders have held their shares. If a shareholder of the Funds received any California exempt-interest dividends on shares thereafter sold within six months of acquisition, then any realized loss, to the extent of the amount of exempt-interest dividends received prior to such sale, will be disallowed. Interest on indebtedness incurred by shareholders to purchase or carry shares of the Funds' will not be deductible for California personal income tax purposes. Any loss realized upon the redemption of shares within 30 days before or after the acquisition of other shares of the same series may be disallowed under the "wash sale" rules.

     The foregoing is only a summary of some of the important California personal income tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a detailed explanation of the California personal income tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Accordingly, potential investors in the Funds should consult their tax advisers with respect to the application of California taxes to the receipt of the Funds' dividends and as to their own California tax situation.

              DIRECTORS AND OFFICERS OF THE COMPANY

The Board of Directors of the Company consists of eight
Directors. Set forth below are the Directors and officers of the Company, and their respective offices and principal occupations during the last five years. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Rd., San Antonio, TX 78288.

Hansford T. Johnson 1, 2
Director and Chairman of the Board of Directors
Age: 59

Director, Vice Chairman and Deputy Attorney-in-Fact, United Services Automobile Association (USAA) and President, Chief Executive Officer, Director and Vice Chairman of the Board of Directors of USAA Capital Corporation and of its various subsidiaries and affiliates (9/93-present); Chief of Staff, USAA (1/93-8/93); Executive Vice President, USAA (10/92-12/92);
Commander-in-Chief, CINCTRANS, Department of Defense -Pentagon (9/89-9/92). Mr. Johnson currently serves as a Trustee and Chairman of the Boards of Trustees of USAA Investment Trust and USAA State Tax-Free Trust and as Director and Chairman of the Boards of Directors of USAA Investment Management Company (IMCO), USAA Mutual Fund, Inc., USAA Shareholder Account Services, USAA Federal Savings Bank and USAA Real Estate Company.

Michael J.C. Roth 1, 2
Director, President and Vice Chairman of the Board of Directors
Age: 53

Chief Executive Officer, IMCO (10/93-present); President,
Director and Vice Chairman of the Board of Directors, IMCO (1/90-present); Director, USAA Federal Savings Bank (12/83-8/91). Mr.
Roth currently serves as President, Trustee and Vice Chairman of the Boards of Trustees of USAA Investment Trust and USAA State
Tax-Free Trust, as President, Director and Vice Chairman of the
Boards of Directors of USAA Mutual Fund, Inc. and USAA
Shareholder Account Services, as Director of USAA Life Insurance
Company and as Trustee and Vice Chairman of USAA Life Investment Trust.

John W. Saunders, Jr. 1, 2, 4
Director and Vice President
Age: 60

Senior Vice President, Investments, IMCO (10/85-present); Director, BHC Financial, Inc. and BHC Securities, Inc. (1/87-present). Mr. Saunders currently serves as a Trustee and Vice President of USAA Investment Trust and USAA State Tax-Free Trust, as a Director of IMCO, Director and Vice President of USAA Mutual Fund, Inc., as Senior Vice President of USAA Shareholder Account Services, and as Vice President of USAA Life Investment Trust.

C. Dale Briscoe 4, 5
7829 Timber Top Drive
Boerne, TX  78006
Director
Age: 74

Retired.  Mr. Briscoe currently serves as a Trustee of USAA
Investment Trust and USAA State Tax-Free Trust and as a Director of USAA Mutual Fund, Inc.

George E. Brown 3, 4, 5
5829 Northgap Drive
San Antonio, TX  78239
Director
Age: 77

Retired.  Mr. Brown currently serves as a Trustee of USAA
Investment Trust and USAA State Tax-Free Trust and as a Director of USAA Mutual Fund, Inc.

Howard L. Freeman, Jr. 2, 3, 5
2710 Hopeton
San Antonio, TX  78230
Director
Age: 60

Assistant General Manager for Finance, San Antonio City Public
Service Board (1976-present).  Mr. Freeman currently serves as a
Trustee of USAA Investment Trust and USAA State Tax-Free Trust and as a Director of USAA Mutual Fund, Inc.

Richard A. Zucker 3, 4, 5
407 Arch Bluff
San Antonio, TX  78216
Director
Age: 52

Vice President, Beldon Roofing and Remodeling (1985-present).
Mr. Zucker currently serves as a Trustee of USAA Investment Trust and USAA State Tax-Free Trust and as a Director of USAA Mutual Fund, Inc.

Barbara B. Dreeben 3, 5
200 Patterson #1008
San Antonio, TX  78209
Director
Age: 50

President, Postal Addvantage (7/92-present); Consultant, Nancy Harkins Stationer, (8/91-present); Merchandise Manager, Nancy Harkins Stationer (7/82-8/91). Mrs. Dreeben currently serves as a Trustee of USAA Investment Trust and USAA State Tax-Free Trust and as a Director of USAA Mutual Fund, Inc.

Michael D. Wagner 1
Secretary
Age: 47

Vice President, Corporate Counsel, USAA (1982-present). Mr. Wagner has held various positions in the legal department of USAA since 1970 and currently serves as Vice President, Secretary and Counsel, IMCO and USAA Shareholder Account Services; Secretary, USAA Investment Trust, USAA Mutual Fund, Inc., and USAA State Tax-Free Trust; and as Vice President, Corporate Counsel, for various other USAA subsidiaries and affiliates.

Alex M. Ciccone 1
Assistant Secretary
Age: 45

Vice President, Compliance, IMCO (12/94-present); Vice President and Chief Operating Officer, Commonwealth Shareholder Services (6/94-11/94); Vice President, Compliance, IMCO (12/91-5/94); Vice President, Compliance, Fund Management Co. (10/89-11/91); and
Vice President, Compliance, AIM Distributors, Inc. (4/82-11/91).
Mr. Ciccone currently serves as Assistant Secretary of USAA
Investment Trust, USAA State Tax-Free Trust and USAA Mutual Fund, Inc.

Sherron A. Kirk 1
Treasurer
Age: 50

Vice President, Controller, IMCO (10/92-present); Vice President, Corporate Financial Analysis, USAA (9/92-10/92); Assistant Vice President, Financial Plans and Support, USAA (8/91-9/92); Assistant Vice President, Real Estate Accounting, USAA Real Estate Company (5/90-7/91). Mrs. Kirk currently serves as Treasurer of USAA Investment Trust, USAA State Tax-Free Trust, and USAA Mutual Fund, Inc., and as Vice President, Controller of USAA Shareholder Account Services.

Directors and Officers of the Company, cont.

Dean R. Pantzar 1
Assistant Treasurer
Age: 36

Director, Mutual Fund Accounting, IMCO (12/94-present); Senior
Manager, KPMG Peat Marwick LLP (7/88-12/94).  Mr. Pantzar
currently serves as Assistant Treasurer of USAA Mutual Fund,
Inc., USAA State Tax-Free Trust, and USAA Investment Trust.
-------
    1 Indicates those Directors and officers who are employees of the Manager or affiliated companies and are considered
         "interested persons" under the 1940 Act.
    2    Member of Executive Committee
    3    Member of Audit Committee
    4    Member of Pricing and Investment Committee
    5    Member of Corporate Governance Committee

     Between the meetings of the Board of Directors and while the Board is not in session, the Executive Committee of the Board of Directors has all the powers and may exercise all the duties of the Board of Directors in the management of the business of the Company which may be delegated to it by the Board. The Pricing and Investment Committee of the Board of Directors acts upon various investment-related issues and other matters which have been delegated to it by the Board. The Audit Committee of the Board of Directors reviews the financial statements and the auditor's reports and undertakes certain studies and analyses as directed by the Board. The Corporate Governance Committee of the Board of Directors maintains oversight of the organization, performance, and effectiveness of the Board and Independent Directors.

    In addition to the previously listed Directors and/or officers of the Company who also serve as Directors and/or officers of the Manager, the following individuals are Directors and/or executive officers of the Manager: Josue Robles, Jr., Senior Vice President, Chief Financial Officer/Controller, USAA; William McCrae, Senior Vice President, General Counsel and Secretary, USAA; Harry W. Miller, Senior Vice President, Investments (Equity); and John J. Dallahan, Senior Vice President, Investment Services. There are no family relationships among the Directors, officers and managerial level employees of the Company or its Manager.

     The following table sets forth information describing the compensation of the current Directors of the Company for their services as Directors for the fiscal year ended March 31, 1995.

 Name                        Aggregate       Total Compensation
   of                      Compensation        from the USAA
Director                 from the Company    Family of Funds (c)
-----                    ----------------    -------------------
C. Dale Briscoe              $4,876                $18,500
George E. Brown (a)           4,876                 18,500
Barbara B. Dreeben            4,876                 18,500
Howard L. Freeman, Jr.        4,876                 18,500
Hansford T. Johnson           None (b)              None (b)
Michael J.C. Roth             None (b)              None (b)
John W. Saunders, Jr.         None (b)              None (b)
Richard A. Zucker             4,876                 18,500
----------------
(a) The USAA Family of Funds has accrued deferred compensation for Mr. Brown in an amount (plus earnings thereon) of $20,118. The compensation was deferred by Mr. Brown pursuant to a non-qualified Deferred Compensation Plan, under which deferred amounts accumulate interest quarterly based on the annualized U.S. Treasury Bill rate in effect on the last day of the quarter. Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the USAA Funds until paid. The Deferred Compensation Plan was terminated in 1988 and no compensation has been deferred by any Trustee/Director of the USAA Family of Funds since the Plan was terminated.

(b)  Hansford T. Johnson, Michael J.C. Roth, and John W.
     Saunders, Jr. are affiliated with the Company's investment adviser, IMCO, and, accordingly, receive no remuneration from the Company or any other Fund of the USAA Family of Funds.

(c) At March 31, 1995, the USAA Family of Funds consisted of 4 registered investment companies offering 29 individual funds. Each Director presently serves as a Trustee or Director of each investment company in the USAA Family of Funds. In addition, Michael J.C. Roth presently serves as a Trustee of USAA Life Investment Trust, a registered investment company advised by IMCO, consisting of five funds offered to investors in a fixed and variable annuity contract with USAA Life Insurance Company. Mr Roth receives no compensation as Trustee of USAA Life Investment Trust.

     All of the above Directors are also Trustees/Directors of the other funds for which IMCO serves as investment adviser. No compensation is paid by any fund to any Trustee/Director who is a director, officer, or employee of IMCO or its affiliates. No pension or retirement benefits are accrued as part of fund expenses. The Company reimburses certain expenses of the Directors who are not affiliated with the investment adviser. As of June 30, 1995, the officers and Directors of the Company and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Company.

     The following table identifies all persons, who as of June
30, 1995, held of record or owned beneficially 5% or more of either Fund's shares.

                            Name and address
      Title of Class      of beneficial owner     Percent of class
      --------------      -------------------     ----------------
     California Money     Robert M. Kommerstad           8.2%
        Market Fund       Lila M. Kommerstad
                          218 Deodar Ln
                          Bradbury, CA  91010-1011


                      THE COMPANY'S MANAGER

As described in the Prospectus, USAA Investment Management
Company is the Manager and investment adviser, providing services under the Advisory Agreement. The Manager, organized in May
1970, has served as investment adviser and underwriter for USAA
Tax Exempt Fund, Inc. from its inception.

     In addition to managing the Company's assets, the Manager advises and manages the investments for USAA and its affiliated companies as well as those of USAA Mutual Fund, Inc., USAA Investment Trust and USAA State Tax-Free Trust. As of the date of this SAI, total assets under management by the Manager were approximately $27 billion, of which approximately $15 billion were in mutual fund investments.

Advisory Agreement

Under the Advisory Agreement, the Manager provides an investment program, carries out the investment policy and manages the portfolio assets for each Fund. The Manager is authorized, subject to the control of the Board of Directors of the Company, to determine the selection, amount and time to buy or sell securities for each Fund. In addition to providing investment services, the Manager pays for office space, facilities, business equipment and accounting services (in addition to those provided by the Custodian) for the Company. The Manager compensates all personnel, officers and Directors of the Company if such persons are also employees of the Manager or its affiliates. For these services under the Advisory Agreement, the Company has agreed to pay the Manager a fee computed as described under Management of the Company in the Prospectus. Management fees are computed and accrued daily and payable monthly.

      Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any), brokerage commissions on portfolio transactions
(if any), expenses of issuance and redemption of shares, charges of transfer agents, custodians and dividend disbursing agents, costs of preparing and distributing proxy material, costs of printing and engraving stock certificates, auditing and legal expenses, certain expenses of registering and qualifying shares for sale, fees of Directors who are not interested persons (not affiliated) of the Manager, costs of typesetting, printing and mailing the Prospectus, SAI and periodic reports to existing shareholders, and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the Prospectus, the SAI, and reports to prospective shareholders.

     The Advisory Agreement will remain in effect until June 30, 1996 for each Fund and will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board of Directors (on behalf of such Fund) including a majority of the Directors who are not interested persons of the Manager or (otherwise than as Directors) of the Company, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Company or the Manager on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined in the 1940 Act).

The Company's Manager, cont.

     Under the terms of the Advisory Agreement, the Manager is required to reimburse each Fund in the event that the total annual expenses, inclusive of the management fee, but exclusive of the interest, taxes and brokerage fees and extraordinary items, incurred by that Fund exceeds any applicable state expense limitation. At the current time, the most restrictive expense limitation is 2.5% of the first $30,000,000 of average net assets
(ANA), 2% of the next $70,000,000 ANA, and 1.5% of the remaining ANA.

     From time to time the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. Any such waiver or reimbursement may be terminated by the Manager at any time without prior notice to shareholders.

     For the last three fiscal years, the Company paid the Manager the following fees:

                                        1993        1994         1995
                                       ------      ------       ------
   California Bond Fund             $1,122,858   $1,346,140   $1,192,329
   California Money Market Fund     $  711,841   $  727,498   $  823,095

Underwriter

The Company has an agreement with the Manager for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other compensation for such distribution services.

Transfer Agent

USAA Shareholder Account Services performs transfer agent services for the Company under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends and production of reports with respect to account activity for shareholders and the Company. For its services under the Transfer Agency Agreement, USAA Shareholder Account Services is paid an annual fixed fee per account of $26.00 by each Fund. This fee is subject to change at any time.

     The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. In addition, the Funds pay all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Company.

                       GENERAL INFORMATION

Custodian

State Street Bank and Trust Company, P.O. Box 1713, Boston, MA 02105, is the Company's Custodian. The Custodian is responsible for, among other things, safeguarding and controlling the Company's cash and securities, handling the receipt and delivery of securities and collecting interest on the Company's investments.

Counsel

Goodwin, Procter & Hoar, Exchange Place, Boston, MA 02109, will review certain legal matters for the Company in connection with the shares offered by the Prospectus.

Independent Auditors

KPMG Peat Marwick LLP, 112 East Pecan, Suite 2400, San Antonio,
TX 78205, is the Company's independent auditor. In this capacity, the firm is responsible for auditing the annual financial statements of the Funds and reporting thereon.

Financial Statements

The financial statements of the Funds and the Independent Auditors' Report thereon for the fiscal year ended March 31, 1995, are included in the Annual Report to Shareholders of that date and are incorporated herein by reference. A copy of the Annual Report will be delivered free of charge with each SAI requested from the Manager at the address set forth on page 1 of this statement.

                 CALCULATION OF PERFORMANCE DATA

Information regarding total return and yield of each Fund is provided under Performance Information in the Prospectus. See
Valuation of Securities herein for a discussion of the manner in which each Fund's price per share is calculated.

Total Return

The California Bond Fund may advertise performance in terms of average annual total return for 1, 5 and 10 year periods, or for such lesser period as the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                         P(1 + T)^n = ERV

Where:    P    =    a hypothetical initial payment of $1,000
          T    =    average annual total return
          n    =    number of years
          ERV  =    ending redeemable value of a hypothetical
                    $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the year or period

     The calculation assumes all charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by such Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

     The date of commencement of operations for the California
Bond Fund was August 1, 1989. The Fund's average annual total returns for the periods ended March 31, 1995 were:

                         1 year     . . . .  6.89%
                         5 years    . . . .  7.66%
                    Since inception . . . .  7.09%

Yield

The California Bond Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                   YIELD =  2((((a-b)/(cd)+1^6)-1)

 Where:  a    =    dividends and interest earned during the period
         b    =    expenses accrued for the period (net of reimbursement)
         c    =    the average daily number of shares outstanding during
                   the period that were entitled to receive dividends
         d    =    the maximum offering price per share on the last day
                   of the period

     For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation in a Fund's portfolio and all recurring charges are recognized.

    The Fund's 30-day yield for the period ended March 31, 1995 was 5.94%.

Yield - California Money Market Fund

When the California Money Market Fund quotes a current annualized yield, it is based on a specified recent seven-calendar-day period. It is computed by (1) determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base return, then (3) multiplying the base period by 52.14 (365 divided by 7). The resulting yield figure is carried to the nearest hundredth of one percent.

     The calculation includes (1) the value of additional shares purchased with dividends on the original share, and dividends declared on both the original share and any such additional shares, and (2) any fees charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average account size.

Calculation of Performance Data, cont.

     The capital changes excluded from the calculation are realized capital gains and losses from the sale of securities and unrealized appreciation and depreciation. The Fund's effective (compounded) yield will be computed by dividing the seven-day annualized yield as defined above by 365, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

     Current and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio.

         Yield for 7-day Period Ended 3/31/95 . . 3.69%
    Effective Yield for 7-day Period Ended 3/31/95 . . 3.76%

Tax Equivalent Yield

The California Money Market Fund may advertise performance in terms of a tax equivalent yield based on the 7-day yield or effective yield and the California Bond Fund may advertise performance in terms of a 30-day tax equivalent yield. The tax equivalent yield is computed by dividing that portion of the yield of a Fund (computed as described in the preceding paragraphs) which is tax-exempt, by the complement of a tax rate of 41% (31% federal plus 10% state, or other relevant rates) and adding the result to that portion, if any, of the yield of such Fund that is not tax-exempt. The complement, for example, of a tax rate of 41% is 59%, that is [1.00 - .41 = .59].

     Based on a tax rate of 41%, the tax equivalent yields for the California Bond and California Money Market Funds for the period ended March 31, 1995 were 10.07% and 6.25%, respectively.

      APPENDIX A - TAX-EXEMPT SECURITIES AND THEIR RATINGS

Tax-Exempt Securities

Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

     The two principal classifications of tax-exempt securities are "general obligations" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying tax-exempt securities. Short-term obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and Short-Term Discount Notes.

     The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the Tax-Exempt Bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group (S&P), Fitch Investors Service, Inc. (Fitch), Duff & Phelps Inc., Thompson BankWatch, Inc., and IBCA Inc. represent their opinions of the quality of the securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager to appraise independently the fundamental quality of the tax-exempt securities included in a Fund's portfolio.

Ratings

Excerpts from Moody's Bond (Tax-Exempt Securities) Ratings:

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note: Those bonds in the Aa, A, and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, and Baa1.

Excerpts of Moody's Ratings of Short-Term Loans (State and Tax-
Exempt Notes):

Moody's ratings for state and tax-exempt notes and other short-term obligations are designated Moody's Investment Grade (MIG).
Symbols used will be as follows:

MIG-1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG-2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Excerpts of Moody's Rating of Commercial Paper:

Prime-1 Issuers have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          Leading market positions in well-established industries.
          High rates of return on funds employed.
          Conservative capitalization structure with moderate reliance on debt and ample asset protection.
          Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
          Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Excerpts from S&P's Bond Ratings:

AAA  Debt rated AAA has the highest rating assigned by S&P.
     Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Appendix A, cont.

Excerpts of S&P's Ratings of Tax-Exempt Notes:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Excerpts of S&P's Rating of Commercial Paper:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Excerpts of Fitch's Ratings of Bonds:

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

Plus (+) and Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

Excerpts of Fitch's Ratings to Commercial Paper, Certificates of
Deposit and Tax-Exempt Notes:

F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.

Excerpts from Duff & Phelps Long-Term Rating Scale:

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.


Excerpts from Duff & Phelps Commercial Paper Rating Scale:

Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Thompson BankWatch, Inc.

TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TBW-3 The lowest investment grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

IBCA Inc.

A1 Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

A2 Obligations supported by a good capacity for timely repayment.

A3 Obligations supported by a satisfactory capacity for timely repayment.

B Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

C Obligations for which there is a high risk of default or which are currently in default.

        APPENDIX B - COMPARISON OF PORTFOLIO PERFORMANCE

Occasionally, we may make comparisons in advertising and sales literature between the Funds contained in this SAI and other Funds in the USAA Family of Funds. These comparisons may include such topics as risk and reward, investment objectives, investment strategies, and performance.

     Fund performance also may be compared to the performance of broad groups of mutual funds with similar investment goals or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources may be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund. The Fund or its performance may also be compared to products and services not constituting securities subject to registration under the Securities Act of 1933 such as, but not limited to, certificates of deposit and money market accounts. Sources for performance information and articles about the Fund may include the following:

AAII Journal, a monthly association magazine for members of the American Association of Individual Investors.

Arizona Republic, a newspaper which may cover financial and investment news.

Austin American-Statesman, a newspaper which may cover financial news.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

The Bond Buyer, a daily newspaper which covers bond market news.

Appendix B, cont.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

Chicago Tribune, a newspaper which may cover financial news.

Consumer Reports, a monthly magazine which from time to time reports on companies in the mutual fund industry.

Dallas Morning News, a newspaper which may cover financial news.

Denver Post, a newspaper which may quote financial news.

Financial Planning, a monthly magazine that periodically features companies in the mutual fund industry.

Financial Services Week, a weekly newspaper which covers financial news.

Financial World, a monthly magazine which may periodically review mutual fund companies.

Forbes, a national business publication that periodically reports the performance of companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

Fund Action, a mutual fund news report.

Houston Chronicle, a newspaper which may cover financial news.

Houston Post, a newspaper which may cover financial news.

IBC/Donoghue's Moneyletter, a biweekly newsletter which covers financial news and from time to time rates specific mutual funds.

IBC's Money Market Insight, a monthly money market industry analysis prepared by IBC USA, Inc.

Income and Safety, a monthly newsletter that rates mutual funds.

InvesTech, a bimonthly investment newsletter.

Investment Advisor, a monthly publication directed primarily to the advisor community; includes ranking of mutual funds using a proprietary methodology.

Investment Company Institute, a national association of the American investment company industry.

Investor's Business Daily, a newspaper which covers financial news.

Kiplinger's Personal Finance Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Lipper Analytical Services, Inc.'s Fixed Income Fund Performance
Analysis, a monthly publication of industry-wide mutual fund performance averages by type of fund.

Lipper Analytical Services, Inc.'s Mutual Fund Performance
Analysis, a weekly and quarterly publication of industry-wide mutual fund performance averages by type of fund.

Los Angeles Times, a newspaper which may cover financial news.

Louis Rukeyser's Wall Street, a publication for investors.

Medical Economics, a monthly magazine providing information to the medical profession.

Money, a monthly magazine that features the performance of both specific funds and the mutual fund industry as a whole.

Money Fund Report, a weekly publication of the Donoghue Organization, Inc., reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically: (1) Taxable Money Fund Averages: "100% U.S. Treasury" and "First Tier" and (2) Tax-Free Money Fund Averages:
"Stockbroker and General Purpose" and "State Specific Stockbroker and General Purpose".

Morningstar 5 Star Investor, a monthly newsletter by Morningstar,
Inc. which covers financial news and rates mutual funds.

Muni Bond Fund Report, a monthly newsletter which covers news on the municipal bond market and features performance data for municipal bond mutual funds.

MuniWeek, a weekly newspaper which covers news on the municipal bond market.

Mutual Fund Forecaster, a monthly newsletter that ranks mutual funds.

Mutual Fund Investing, a newsletter covering mutual funds.

Mutual Fund Performance Report, a monthly publication of industry-wide mutual fund averages produced by Morningstar, Inc.

Mutual Funds Magazine, a monthly publication reporting on mutual fund investing.

Mutual Fund Source Book, an annual publication produced by Morningstar, Inc. which describes and rates mutual funds.

Mutual Fund Values, a biweekly guidebook to mutual funds produced by Morningstar, Inc. (a data service which tracks open-end mutual funds).

Newsweek, a national business weekly.

New York Times, a newspaper which may cover financial news.

No Load Fund Investor, a newsletter covering companies in the mutual fund industry.

Personal Investor, a monthly magazine which from time to time features mutual fund companies and the mutual fund industry.

San Antonio Business Journal, a weekly newspaper that periodically covers mutual fund companies as well as financial news.

San Antonio Express-News, a newspaper which may cover financial news.

San Francisco Chronicle, a newspaper which may cover financial news.

Smart Money, a monthly magazine featuring news and articles on investing and mutual funds.

USA Today, a newspaper which may cover financial news.

U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

Wall Street Journal, a Dow Jones and Company, Inc. newspaper which covers financial news.

Washington Post, a newspaper which may cover financial news.

Weisenberger Mutual Funds Investment Report, a monthly newsletter that reports on both specific mutual fund companies and the mutual fund industry as a whole.

Worth, a magazine which covers financial and investment subjects including mutual funds.

Your Money, a monthly magazine directed towards the novice investor.

  Among the organizations cited above, Lipper Analytical Services, Inc.'s tracking results may be used. The Fund will be compared to Lipper's appropriate fund category according to objective and portfolio holdings. The California Bond Fund will be compared to funds in Lipper's California tax-exempt bond funds category, and the California Money Market Fund to funds in Lipper's California short-term tax-exempt bond funds category. Footnotes in advertisements and other sales literature will include the time period applicable for any rankings used.

  For comparative purposes, unmanaged indices of comparable securities or economic data may be cited. Examples include the following:

 - Shearson Lehman Hutton Bond Indices, indices of fixed-rate debt issues rated investment grade or higher which can be found in the Bond Market Report.

 - Bond Buyer Indices, indices of debt of varying maturities including revenue bonds, general obligation bonds, and U.S.
Treasury bonds which can be found in MuniWeek and The Bond Buyer.

  Other sources for total return and other performance data which may be used by the Fund or by those publications listed previously are Morningstar, Inc., Schabaker Investment
Management, and Investment Company Data, Inc. These are services that collect and compile data on mutual fund companies.

           APPENDIX C - TAXABLE EQUIVALENT YIELD TABLE

     COMBINED FEDERAL AND CALIFORNIA STATE INCOME TAX RATES


TO MATCH A                    A FULLY TAXABLE INVESTMENT
 DOUBLE                         WOULD HAVE TO PAY YOU:
TAX-FREE  ASSUMING A MARGINAL     ASSUMING A MARGINAL    ASSUMING A MARGINAL
YIELD OF: TAX RATE OF 37.30% (a) TAX RATE OF 41.00% (b) TAX RATE OF 46.00% (c)

  2.00%            3.19%                  3.39%                  3.70%

  3.00%            4.78%                  5.08%                  5.56%

  4.00%            6.38%                  6.78%                  7.41%

  5.00%            7.97%                  8.47%                  9.26%

  6.00%            9.57%                 10.17%                 11.11%

     (a)  FEDERAL RATE OF 28% + CALIFORNIA STATE RATE OF 9.3%

     (b)  FEDERAL RATE OF 31% + CALIFORNIA STATE RATE OF 10%

     (c)  FEDERAL RATE OF 36% + CALIFORNIA STATE RATE OF 10%


THIS TABLE IS A HYPOTHETICAL ILLUSTRATION AND SHOULD NOT BE CONSIDERED AN INDICATION OF FUND PERFORMANCE OF ANY OF THE USAA FAMILY OF FUNDS.

THE ASSUMED MARGINAL TAX RATES ARE NOT NECESSARILY THE HIGHEST POSSIBLE MARGINAL TAX RATES, NOR ARE THEY THE LOWEST RATES.
THESE RATES WERE PICKED AS EXEMPLARY RATES THAT MANY TAXPAYERS WOULD BE SUBJECT TO. THE TABLE DOES NOT TAKE INTO ACCOUNT THE FACT THAT SOME TAXPAYERS MAY GET A DEDUCTION ON THEIR FEDERAL RETURN FOR STATE TAXES PAID. THIS EFFECT WOULD NOT SIGNIFICANTLY CHANGE THE TAX EQUIVALENT YIELDS DISPLAYED IN THE TABLE.

               APPENDIX D - DOLLAR-COST AVERAGING

Dollar-cost averaging is a systematic investing method which can be used by investors as a disciplined technique for investing. A fixed amount of money is invested in a security (such as a stock or mutual fund) on a regular basis over a period of time, regardless of whether securities markets are moving up or down.

     This practice reduces average share costs to the investor who acquires more shares in periods of lower securities prices and fewer shares in periods of higher prices.

     While dollar-cost averaging does not assure a profit or protect against loss in declining markets, this investment strategy is an effective way to help calm the effect of fluctuations in the financial markets. Systematic investing involves continuous investment in securities regardless of fluctuating price levels of such securities. Investors should consider their financial ability to continue purchases through periods of low and high price levels.

     As the following chart illustrates, dollar-cost averaging tends to keep the overall cost of shares lower. This example is for illustration only, and different trends would result in different average costs.


                    HOW DOLLAR-COST AVERAGING WORKS

                       $100 Invested Regularly for 5 Periods

                                     Market Trend
             ---------------------------------------------------------------

                    Down                  Up                    Mixed
             ------------------    ------------------    -------------------
             Share      Shares     Share      Shares     Share       Shares
Investment   Price    Purchased    Price    Purchased    Price     Purchased
             ------------------    ------------------    -------------------
    $100      10         10          6       16.67         10         10
     100       9         11.1        7       14.29          9         11.1
     100       8         12.5        7       14.29          8         12.5
     100       8         12.5        9       11.1           9         11.1
     100       6         16.67      10       10            10         10
     ---      --         -----      --       -----         --         -----
    $500   ***41         62.77   ***39       66.35      ***46         54.7
             *Avg. Cost: $7.97   *Avg. Cost: $7.54       *Avg. Cost:  $9.14
                         -----               -----                    -----
           **Avg. Price: $8.20 **Avg. Price: $7.80     **Avg. Price:  $9.20
                         -----               -----                    -----

  *  Average Cost is the total amount invested divided by shares purchased.
 ** Average Price is the sum of the prices paid divided by number of purchases. *** Cumulative total of share prices used to compute average prices.



14356-1295






(Logo
of the
USAA       USAA                         STATEMENT OF
Eagle      TAX EXEMPT                   ADDITIONAL INFORMATION
is here)   FUND, INC.                   August 1, 1995
                                        As Supplemented December 1, 1995
------------------------------------------------------------------------

                   USAA TAX EXEMPT FUND, INC.
                         NEW YORK FUNDS

USAA TAX EXEMPT FUND, INC. (the Company) is a registered investment company offering shares of ten no-load mutual funds, two of which are described in this Statement of Additional Information (SAI): the New York Bond Fund and New York Money Market Fund (collectively, the Funds or the New York Funds).
Each Fund is classified as a diversified investment company and has a common investment objective of providing New York investors with a high level of current interest income that is exempt from federal income taxes and New York State and New York City personal income taxes. The New York Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A Prospectus for the New York Funds dated August 1, 1995, which provides the basic information you should know before investing in the Funds, may be obtained without charge upon written request to USAA Tax Exempt Fund, Inc., 9800 Fredericksburg Rd., San Antonio, TX 78288, or by calling toll free 1-800-531-8181. This SAI is not a Prospectus and contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide you with additional information regarding the activities and operations of the Company and the Funds, and should be read in conjunction with the Prospectus.

----------------------------------------------------------------------

                        TABLE OF CONTENTS

    Page
      2   Valuation of Securities
      2   Additional Information Regarding Redemption of Shares
      3   Investment Plans
      4   Investment Policies
      5   Investment Restrictions
      6   Special Risk Considerations
     13   Portfolio Transactions
     14   Further Description of Shares
     15   Certain Federal Income Tax Considerations
     17   Directors and Officers of the Company
     20   The Company's Manager
     21   General Information
     22   Calculation of Performance Data
     23   Appendix A - Tax-Exempt Securities and Their Ratings
     26   Appendix B - Comparison of Portfolio Performance
     29   Appendix C - Taxable Equivalent Yield Tables
     31   Appendix D - Dollar-Cost Averaging


                     VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing best efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value per share. The net asset value per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

    A Fund's net asset value per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

     The investments of the New York Bond Fund are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost. Securities which cannot be valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors.

     The value of the New York Money Market Fund's securities is stated at amortized cost which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

     The valuation of the New York Money Market Fund's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions.
Consistent with regulatory requirements, the Manager will purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission.

     The Board of Directors has established procedures designed to stabilize the New York Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1.00. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1.00 net asset value per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Directors will take such corrective action as it regards as necessary and appropriate. Such action may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing a net asset value per share by using available market quotations.

      ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of a shareholder's investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in each Fund's portfolio. Requests for redemption which are subject to any special conditions, or which specify an effective date other than as provided herein, cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares, depending upon the price when redeemed.

     The Board of Directors may cause the redemption of an account with a balance of less than 50 shares provided (1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time of the establishment of the account, (2) the total value of such shares has been reduced, for reasons other than market action, below $50 in the case of an account in the New
York Money Market Fund or $500 in the case of an account in the New York Bond Fund, (3) the account has remained below the minimum level for six months, and (4) 60 days' prior written notice of the proposed redemption has been sent to the shareholder. Shares will be redeemed at the net asset value on the date fixed for redemption by the Board of Directors. Prompt payment will be made by mail to the last known address of the shareholder.

     The Company reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Company normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission
(SEC) so that disposal of the Company's investments or determination of its net asset value is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Company's shareholders.

     For the mutual protection of the investor and the Funds, a guarantee of signature may be required by the Company. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

Redemption by Check

Shareholders in the New York Money Market Fund may request that checks be issued for their account. A one-time $5 checkwriting fee is charged to each account by the Transfer Agent for the use of the privilege. Checks must be written in the amount of at least $250.

     Checks issued to shareholders of the Fund will be sent only to the person in whose name the account is registered and only to the address of record. The checks must be manually signed by the registered owner(s) exactly as the account is registered. For joint accounts the signature of either or both joint owners will be required on the check, according to the election made on the signature card. Dividends will continue to be earned by the shareholder until the shares are redeemed by the presentation of a check.

     When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares in the investor's account will be redeemed to cover the amount of the check. If an investor's account is not adequate to cover the amount of a check, the check will be returned unpaid. Because the value of each account changes as dividends are accrued on a daily basis, checks may not be used to close an account.

     After clearance, checks paid during the month will be returned to the shareholder by separate mail. The checkwriting privilege will be subject to the customary rules and regulations of State Street Bank and Trust Company (State Street Bank or the Custodian) governing checking accounts. Other than the initial one-time fee, there is no charge to the shareholder for the use of the checks or for subsequent reorders of checks.

     The Company reserves the right to assess a processing fee against a shareholder's account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $15 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

     The Company, the Transfer Agent, and State Street Bank each reserve the right to change or suspend the checkwriting privilege upon 30 days' written notice to participating shareholders.

                        INVESTMENT PLANS

The following investment plans are made available by the Company to shareholders of the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day before the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

Systematic Purchase of Shares

InvesTronic (registered trademark) - the periodic purchase of shares through electronic funds transfer from a checking or savings account. By completing an application, which may be obtained from the Manager, you invest a specific amount each month ($50 minimum) in any of your accounts.

Direct Purchase Service - the periodic purchase of shares through electronic funds transfer from a non-governmental employer, an income-producing investment, or an account with a participating financial institution.

Investment Plans, cont.

Automatic Purchase Plan - the periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000, with a monthly transaction minimum of $50. The minimum initial investment requirement for the other USAA mutual fund must be satisfied before the first transfer.

Buy/Sell Service - the intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account.

     Participation in these systematic purchase plans will permit a shareholder to engage in dollar-cost averaging. For additional information concerning the benefits of dollar-cost averaging, see
Appendix D.

Systematic Withdrawal Plan

If a shareholder in a single investment account (accounts in different Funds cannot be aggregated for this purpose) owns shares having a net asset value of $5,000 or more, the shareholder may request that enough shares to produce a fixed amount of money be liquidated from the account monthly or quarterly. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, shareholders may choose to have withdrawals electronically deposited at their bank or other financial institution. They may also elect to have checks mailed to a designated address.

     Such a plan may be initiated by depositing shares worth at least $5,000 with the Transfer Agent and by completing the Systematic Withdrawal Plan application, which may be requested from the Manager. The shareholder may terminate participation in the plan at any time. There is no charge to the shareholder for withdrawals under the Systematic Withdrawal Plan. The Company will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. Any additional expenses of administering the plan will be borne by the Manager.

     Withdrawals will be made by redeeming full and fractional shares on the date selected by the shareholder at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of a shareholder's investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, shareholders should not expect withdrawals to be offset by rising income or share value gains.

     Each redemption of shares may result in a gain or loss, which must be reported on the shareholder's income tax return.
Therefore, a shareholder should keep an accurate record of any gain or loss on each withdrawal.

                       INVESTMENT POLICIES

The section captioned Investment Objectives and Policies in the Prospectus describes the fundamental investment objectives and the investment policies applicable to each Fund and the following is provided as additional information.

Calculation of Portfolio Weighted Average Maturities

Weighted average maturity is derived by multiplying the value of each investment by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the Fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

     With respect to obligations held by the New York Bond Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity. In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features which, in the judgment of the Manager, will result in the instrument being valued in the market as though it has the earlier maturity.

     The New York Money Market Fund will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act).

Lending of Securities

Each Fund may lend its securities. A lending policy may be authorized by the Company's Directors and implemented by the Manager, but securities may be loaned only to qualified broker-dealers or institutional investors that agree to maintain cash collateral with the Company equal at all times to at least 100% of the value of the loaned securities. The Directors will establish procedures and monitor the credit worthiness of any institution or broker-dealer during such time as any loan is outstanding. The Company will continue to receive interest on the loaned securities and will invest the cash collateral in readily marketable short-term obligations of high quality, thereby earning additional interest. Interest on loaned tax-exempt securities received by the borrower and paid to the Company will not be exempt from federal income taxes in the hands of the Company.

     No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets. The Company may terminate such loans at any time.

Repurchase Agreements

Each Fund may invest up to 5% of its total assets in repurchase agreements. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell the security back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than 7 days from the date of purchase.
The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation and will be held by the Funds' custodian until repurchased. If the seller defaults and the value of the underlying security declines, a Fund may incur a loss and may incur expenses in selling the collateral.
If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. Any investments in repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by a Fund.

Other Policies

Although the New York Bond Fund is permitted to invest in options, financial futures contracts and options on financial futures contracts, the Fund has no current intention of doing so and will not invest in such securities without first notifying shareholders and supplying further information in the Prospectus.

                     INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Company for and are applicable to each Fund. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities. The investment restrictions of one Fund may be changed without affecting those of the other Fund.

Under the restrictions, neither Fund will:

 (1) With respect to 75% of its total assets, purchase securities of any issuer (other than a security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States; or any certificate of deposit for any of the foregoing) if as a result more than 5% of the total assets of that Fund would be invested in securities of such issuer; for purposes of this limitation, identification of the "issuer" will be based on a determination of the source of assets and revenues committed to meeting interest and principal payments of each security; for purposes of this limitation the State of New York or other jurisdictions and each of its separate political subdivisions, agencies, authorities and instrumentalities shall be treated as a separate issuer;

 (2) Purchase more than 10% of the outstanding voting securities of any issuer;

 (3) Borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

 (4) Pledge, mortgage or hypothecate its assets to any extent greater than 10% of the value of its total assets;

 (5) Purchase or retain securities of any issuer if any officer or Director of the Company or its Manager owns individually more than one-half of one percent ( 1/2%) of the securities of that issuer, and collectively the officers and Directors of the Company and Manager together own more than 5% of the securities of that issuer;

 (6) Purchase any securities which would cause 25% or more of the value of that Fund's total assets at the time of such purchase to be invested in securities the interest upon which is derived from revenues or projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, electric

Investment Restrictions, cont.

     power project revenue bonds, or in industrial revenue bonds which are based, directly or indirectly, on the credit of private entities of any one industry; provided that the foregoing limitation does not apply with respect to investments in United States Treasury Bills, other obligations issued or guaranteed by the United States Government, its agencies and instrumentalities, and, in the case of the New York Money Market Fund, certificates of deposit and banker's acceptances of domestic banks;



 (7) Invest in issuers for the purpose of exercising control or management;

 (8) Issue senior securities as defined in the 1940 Act, except that it may purchase tax-exempt securities on a "when-issued" basis and may purchase and sell financial futures contracts and options as permitted by Section 18(f)(2);

(9) Underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities;


(10) Purchase or sell real estate, but this shall not prevent investments in tax-exempt securities secured by real estate or interests therein;

(11) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements;


(12) Purchase on margin or sell short; for purposes of this restriction the deposit or payment of initial or variation margin in connection with financial futures contracts or related options will not be deemed to be a purchase of securities on margin by a Fund;

(13) Purchase or sell commodities or commodities contracts, except that the Fund may invest in financial futures and contracts and options thereon;

(14) Invest its assets in securities of other investment companies except by purchases in the open market involving only customary brokers' commissions or as part of a merger, consolidation, reorganization or purchase of assets approved by the shareholders; or

(15) Invest in put, call, straddle or spread options or interests in oil, gas, or other mineral exploration or development programs, except that a Fund may write covered call options and purchase put options.


Additional Restrictions

The following restrictions are not considered to be fundamental policies of the Funds. These additional restrictions may be changed by the Board of Directors of the Company without notice to or approval by the shareholders.

Neither Fund will:
(1)  Invest more than 15% (10% with respect to the New York Money
     Market Fund) of the value of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

(2) Purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

                   SPECIAL RISK CONSIDERATIONS

Special Considerations Relating To New York Municipal Obligations

Some of the significant financial considerations relating to the Fund's investment in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Municipal Obligations that were available prior to the date of this SAI. The accuracy and completeness of the information contained in those official statements have not been independently verified.

State Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. New York City (the "City"), which is the most populous city in the State and nation and is the center of the nation's largest metropolitan area, accounts for a large portion of the State's population and personal income.

     The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. The recession has been more severe in the State, owing to a significant retrenchment in the financial services industry, cutbacks in defense spending, and an overbuilt real estate market. There can be no assurance that the State economy will not experience worse-than-predicted results in the 1995-96 fiscal year, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991.
It stood at 6.9% in 1994. The total employment growth rate in the State has been below the national average since 1984 and is expected to slow to less than 0.5% in 1995. State per capita personal income remains above the national average. State per capita income for 1994 was estimated at $25,999, which is 19.2% above the 1994 estimated national average of $21,809. During the past ten years, total personal income in the State rose slightly faster than the national average only in 1986 through 1989.

State Budget. The State Constitution requires the Governor to submit to the State legislature (the Legislature) a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

     The State's budget for the 1995-96 fiscal year was enacted by the Legislature on June 7, 1995, more than two months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including all necessary appropriations for debt service. The State financial plan for the 1995-96 fiscal year was formulated on June 20, 1995 and is based upon the State's budget as enacted by the Legislature and signed into law by the Governor (the "1995-96 State Financial Plan").

     The 1995-96 State Financial Plan is the first to be enacted in the administration of the Governor, who assumed office on January 1. It is the first budget in over half a century which proposed and, as enacted, projects an absolute year-over-year decline in disbursements in the General Fund, the State's principal operating fund. Spending for State operations is projected to drop even more sharply, by 4.6%. Nominal spending from all State spending sources (i.e., excluding Federal aid) is proposed to increase by only 2.5% from the prior fiscal year, in contrast to the prior decade when such spending growth averaged more than 6.0% annually.

     In his executive budget, the Governor indicated that in the 1995-96 fiscal year, the State Financial Plan, based on then-current law governing spending and revenues, would be out of balance by almost $4.7 billion, as a result of the projected structural deficit resulting from the ongoing disparity between sluggish growth in receipts, the effect of prior-year tax changes, and the rapid acceleration of spending growth; the impact of unfunded 1994-95 initiatives, primarily for local aid programs; and the use of one-time solutions, primarily surplus funds from the prior year, to fund recurring spending in the 1994-95 budget. The Governor proposed additional tax cuts to spur economic growth and provide relief for low and middle-income tax payers, which were larger than those ultimately adopted, and which added $240 million to the then projected imbalance or budget gap, bringing the total to approximately $5 billion.

     This gap is projected to be closed in the 1995-96 State Financial Plan through a series of actions, mainly spending reductions and cost containment measures and certain reestimates that are expected to be recurring, but also through the use of one-time solutions. The 1995-96 State Financial Plan projects
(i) nearly $1.6 billion in savings from cost containment, disbursement reestimates, and other savings in social welfare programs, including Medicaid, income maintenance and various child and family care programs; (ii) $2.2 billion in savings from State agency actions to reduce spending on the State workforce, SUNY and CUNY, mental hygiene programs, capital projects, the prison system and fringe benefits; (iii) $300 million in savings from local assistance reforms, including actions affecting school aid and revenue sharing, while proposing program legislation to provide relief from certain mandates that increase local spending; (iv) over $400 million in revenue measures, primarily through a new Quick Draw Lottery game, changes to tax payments schedules, and the sale of assets; and (v) $300 million from reestimates in receipts.

     The 1995-96 State Financial Plan includes actions that will have an effect on the budget outlook for State fiscal year 1996-97 and beyond. The Division of the Budget estimates that the 1995-96 State Financial Plan contains actions that provide nonrecurring resources or savings totalling approximately $900 million, while the State comptroller (the Comptroller) believes that such amount exceeds $1 billion. In addition to this use of nonrecurring resources, the 1995-96 State Financial Plan reflects actions that will directly affect the State's 1996-97 fiscal year baseline receipts and disbursements. The three-year plan to reduce State personal income taxes will decrease State tax receipts by an estimated $1.7 billion in State fiscal year 1996-97 in addition to the amount of reduction in State fiscal year 1995-96. Further significant reductions in the personal income tax are scheduled for the 1997-98 State fiscal year.
Other tax reductions enacted in 1994 and 1995 are estimated to cause an additional reduction in receipts of over $500 million in 1996-97, as compared to the level of receipts in 1995-96. Similarly, many actions taken to reduce disbursements in

Special Risk Considerations, cont.

the State's 1995-96 fiscal year are expected to provide greater reductions in the State's fiscal year 1996-97. These include actions to reduce the State workforce, reduce Medicaid and welfare expenditures, and slow community mental hygiene program development.

     The Division of the Budget and the Comptroller expect that the net impact of these and other factors will produce a potential imbalance in receipts and disbursements in fiscal year
1996-97. The Governor has indicated that in the 1996-97 executive budget he will propose to close this potential imbalance primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions.

     The 1995-96 State Financial Plan is based on a number of assumptions and projections. Because it is not possible to predict accurately the occurrence of all factors that may affect the 1995-96 State Financial Plan, actual results could differ materially and adversely from projections made at the outset of a fiscal year. There can be no assurance that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years.

Recent Financial Results. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.

     The General Fund is projected to be balanced on a cash basis for the 1995-96 fiscal year. Total receipts and transfers from other funds are projected to be $33.110 billion, a decrease of $48 million from total receipts in the prior fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $33.055 billion, a decrease of $344 million from the total amount disbursed in the prior fiscal year.

     The State's financial position on a GAAP (generally accepted accounting principles) basis as of March 31, 1993 included a 1991-92 accumulated deficit in its combined governmental funds of $681 million. Liabilities totalled $12.864 billion and assets of $12.183 billion were available to liquidate these liabilities.

     The State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes. The national recession and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfall in receipts and three budget deficits. For its 1992-93, 1993-94 and 1994-95 fiscal years, however, the State recorded balanced budgets on a cash basis, with substantial fund balances in 1992-93 and 1993-94, and a smaller fund balance in 1994-95.

Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

     The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized, but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations (Authorities). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

     The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported, but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the Local Government Assistance Corporation (LGAC) in an effort to restructure the way the State makes certain local aid payments.

     In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through New York State's annual seasonal borrowing. The legislation empowered LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs in the first quarter of the fiscal year without relying on short-term seasonal borrowings. The 1995-96 State Financial Plan includes no spring borrowing nor did the 1994-95 State Financial Plan, which was the first time in 35 years there was no short-term seasonal borrowing.

     In June 1994, the Legislature passed a proposed constitutional amendment that would significantly change the long-term financing practices of the State and its public authorities. The proposed amendment would permit the State, within a formula-based cap, to issue revenue bonds, which would be debt of the State secured solely by a pledge of certain State tax receipts (including those allocated to State funds dedicated for transportation purposes), and not by the full faith and credit of the State. In addition, the proposed amendment would
(i) permit multiple purpose general obligation bond proposals to be proposed on the same ballot, (ii) require that State debt be incurred only for capital projects included in a multi-year capital financing plan, and (iii) prohibit, after its effective date, lease-purchase and contractual-obligation financing mechanisms for State facilities. Before the approved constitutional amendment can be presented to the voters for their consideration, it must be passed by a separately elected legislature. The amendment must therefore be passed by the newly elected Legislature in 1995 prior to presentation to the voters in November 1995. The amendment was passed by the Senate in June 1995, and the Assembly is expected to pass the amendment shortly.

     On January 13, 1992, Standard & Poor's Ratings Group (S&P) reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. S&P also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, S&P revised the rating outlook assessment to stable. On February 14, 1994, S&P raised its outlook to positive and, on February 28, 1994, confirmed its A- rating. On January 6, 1992, Moody's Investors Service, Inc. (Moody's) reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness.

     The State anticipates that its capital programs will be financed, in part, by State and public authorities borrowings in 1995-96. The State expects to issue $248 million in general obligation bonds (including $170 million for purposes of redeeming outstanding bond anticipation notes) and $186 million in general obligation commercial paper. The Legislature has also authorized the issuance of up to $33 million in certificates of participation during the State's 1995-96 fiscal year for equipment purchases and $14 million for capital purposes. These projections are subject to change if circumstances require.

     Principal and interest payments on general obligation bonds and interest payments on bond anticipation notes and on tax and revenue anticipation notes were $793.3 million for the 1994-95 fiscal year, and are estimated to be $774.4 million for the 1995-96 fiscal year. These figures do not include interest payable on State General Obligation Refunding Bonds issued in July 1992 (Refunding Bonds) to the extent that such interest was paid from an escrow fund established with the proceeds of such Refunding Bonds. Principal and interest payments on fixed rate and variable rate bonds issued by LGAC were $239.4 million for the 1994-95 fiscal year, and are estimated to be $328.2 million for 1995-96. State lease-purchase rental and contractual obligation payments for 1994-95, including State installment payments relating to certificates of participation, were $1.607 billion and are estimated to be $1.641 billion in 1995-96.

     New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Litigation. Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred

Special Risk Considerations, cont.

title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (4) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (5) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers; (6) challenges by commercial insurers, employee welfare benefit plans, and health maintenance organizations to the imposition of 13%, 11% and 9% surcharges on inpatient hospital bills and a bad debt and charity care allowance on all hospital bills and hospital bills paid by such entities; (7) challenges to certain aspects of petroleum business taxes, and
(8) action alleging damages resulting from the failure by the State's Department of Environmental Conservation to timely provide certain data.

     A number of cases have also been instituted against the State challenging the constitutionality of various public authority financing programs.

     In a proceeding commenced on August 6, 1991 (Schulz, et al.
v. State of New York, et al., Supreme Court, Albany County), petitioners challenge the constitutionality of two bonding programs of the New York State Thruway Authority authorized by Chapters 166 and 410 of the Laws of 1991. In addition, petitioners challenge the fiscal year 1991-92 judiciary budget as having been enacted in violation of Sections 1 and 2 of Article VII of the State Constitution. The defendants' motion to dismiss the action on procedural grounds was denied by order of the Supreme Court dated January 2, 1992. By order dated November 5, 1992, the Appellate Division, Third Department, reversed the order of the Supreme Court and granted defendants' motion to dismiss on grounds of standing and mootness. By order dated September 16, 1993, on motion to reconsider, the Appellate Division, Third Department, ruled that plaintiffs have standing to challenge the bonding program authorized by Chapter 166 of the laws of 1991. The proceeding is presently pending in Supreme Court, Albany County.

     In Schulz, et al. v. State of New York, et al., commenced May 24, 1993, Supreme Court, Albany County, petitioners challenge, among other things, the constitutionality of, and seek to enjoin, certain highway, bridge and mass transportation bonding programs of the New York State Thruway Authority and the Metropolitan Transportation Authority authorized by Chapter 56 of the Laws of 1993. Petitioners contend that the application of State tax receipts held in dedicated transportation funds to pay debt service on bonds of the Thruway Authority and of the Metropolitan Transportation Authority violates Sections 8 and 11 of Article VII and Section 5 of Article X of the State Constitution and due process provisions of the State and Federal Constitutions. By order dated July 27, 1993, the Supreme Court granted defendants' motions for summary judgment, dismissed the complaint, and vacated the temporary restraining order previously issued. By decision dated October 21, 1993, the Appellate Division, Third Department, affirmed the judgment of the Supreme Court. On June 30, 1994, the Court of Appeals unanimously affirmed the rulings of the trial court and the Appellate Division in favor of the State.

     Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session, which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller has developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $30 million in fiscal 1994-95, $63 million in fiscal 1995-96, $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware v. State of New York, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State is required to make aggregate payments of $351.4 million, of which $90.3 million have been made. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year.

     The legal proceedings noted above involve State finances, State programs and miscellaneous tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial. These proceedings could affect adversely the financial condition of the State. Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 1995-96 State Financial Plan. An adverse decision in any of these proceedings could exceed the amount of the 1995-96 State Financial Plan reserve for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1995-96 State Financial Plan. In its audited financial statements for the fiscal year ended March 31, 1994, the State reported its estimated liability for awarded and anticipated unfavorable judgments to be $675 million.

     Although other litigation is pending against New York State, except as described above, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities.
Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that are State-supported or State-related. As of September 30, 1994, date of the latest data available, there were 18
Authorities that had outstanding debt of $100 million or more.
The aggregate outstanding debt, including refunding bonds, of these 18 Authorities was $70.3 billion. As of March 31, 1995, aggregate public authority debt outstanding as State-supported debt was $27.9 billion and as State-related debt was $36.1 billion.

     Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the 18 Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

New York City and Other Localities. The fiscal health of the State of New York may also be impacted by the fiscal health of its localities, particularly the City of New York, which has required and continues to require significant financial assistance from New York State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP.

     In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year, the City lost access to public credit markets. The City was not able to sell short-term notes to the public again until 1979.

     In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P. On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On July 2, 1993, S&P reconfirmed its A- rating of City bonds, continued its negative rating outlook assessment and stated that maintenance of such rating depended upon the City's making further progress towards reducing budget gaps in the outlying years. Moody's ratings of City bonds were revised in November 1981 from B (in effect since
1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On July 10, 1995, S&P downgraded its rating on New York City's $23 billion of outstanding general obligation bonds to "BBB+" from "A-", citing the City's chronic structural budget problems and weak economic outlook. S&P stated that New York City's reliance on one-time revenue measures to close annual budget gaps, a dependence on unrealized labor savings, overly optimistic estimates of revenues and state and federal aid and the City's continued high debt levels also contributed to its decision to lower the rating.

      New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation (MAC) in 1975. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City. Under its enabling legislation, MAC's authority

Special Risk Considerations, cont.

to issue bonds and notes (other than refunding bonds and notes) expired on December 31, 1984. Legislation has been passed by the legislature which would, under certain conditions, permit MAC to issue up to $1.465 billion of additional bonds, which are not subject to a moral obligation provision.

     Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the Control Board) and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City (OSDC) to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.

    The staffs of OSDC, the Control Board and the City's comptroller issue periodic reports on the City's financial plans, as modified, analyzing forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as compliance with the financial plan, as modified, by the City and its Covered Organizations (i.e., those which receive or may receive monies from the City directly, indirectly or contingently). OSDC staff reports issued during the mid-1980's noted that the City's budgets benefited from a rapid rise in the City's economy, which boosted the City's collection of property, business and income taxes. These resources were used to increase the City's workforce and the scope of discretionary and mandated City services. Subsequent OSDC staff reports examined the 1987 stock market crash and the 1989-92 recession, which affected the City's region more severely than the nation, and attributed an erosion of City revenues and increasing strain on City expenditures to that recession. According to a recent OSDC staff report, the City's economy was slow to recover from the recession and is expected to experience a weak employment situation, and moderate wage and income growth, during the 1995-96 period. Also, reports of OSDC, the Control
Board and the City comptroller have variously indicated that many of the City's balanced budgets have been accomplished, in part, through the use of non-recurring resources, tax and fee increases, personnel reduction and additional State assistance; that the City has not yet brought its long-term expenditures in line with recurring revenues; that the City's proposed gap-closing programs, if implemented, would narrow future budget gaps; that these programs tend to rely heavily on actions outside the direct control of the City; and that the City is therefore likely to continue to face future projected budget gaps requiring the City to increase revenues and/or reduce expenditures. According to the most recent staff reports of OSDC, the Control Board and the comptroller, during the four-year period covered by the current financial plan, the City is relying on obtaining substantial resources from initiatives needing approval and cooperation of its municipal labor unions, Covered Organizations and city council, as well as the State and federal governments, among others, and there can be no assurance that such approval can be obtained.

     On February 14, 1995, the Mayor released the preliminary budget for the City's 1996 fiscal year, which addressed a projected $2.7 billion budget gap. Most of the gap-closing initiatives may be implemented only with the cooperation of the City's municipal unions, or the State or federal governments.

     New York City officials estimated that the final State budget, enacted by the Legislature on June 7, 1995, would result in a $670 million shortfall from the $1.1 billion in additional State aid the Mayor had sought in order to close the City's projected deficit. The City may have to take drastic actions to balance its budget in the wake of such shortfall.

     Although the City has balanced its budget since 1981, estimates of the City's revenues and expenditures, which are based on numerous assumptions, are subject to various uncertainties. If expected federal or State aid is not forthcoming, if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for in the City's financial plan, or if other uncertainties materialize that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from New York State.

     The City requires certain amounts of financing for seasonal and capital spending purposes. The City has issued $1.75 billion of notes for seasonal financing purposes during fiscal year 1994. The City's capital financing program projected long-term financing requirements of approximately $17 billion for the City's fiscal years 1995 through 1998. The major capital requirements include expenditures for the City's water supply and sewage disposal systems, roads, bridges, mass transit, schools, hospitals and housing. In addition to financing for new purposes, the City and the New York City Municipal Water Finance Authority have issued refunding bonds totalling $1.8 billion in fiscal year 1994.

     Certain localities, in addition to the City, could have financial problems leading to requests for additional New York
State assistance. The potential impact on the State of such requests by localities was not included in the projections of the State's receipts and disbursements in the State's 1995-96 fiscal year.

     Fiscal difficulties experienced by the City of Yonkers (Yonkers) resulted in the creation of the Financial Control Board for the City of Yonkers (the Yonkers Board) by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the Legislature to assist Yonkers could result in allocation of New York State resources in amounts that cannot yet be determined.

     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1993, the total indebtedness of all localities in New York State other than New York City was approximately $17.7 billion. A small portion (approximately $105 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling New York State legislation. State law requires the comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Fifteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1993.

     From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If New York State, New York City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within New York State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing New York State assistance in the future.

                     PORTFOLIO TRANSACTIONS

The Manager, pursuant to the Advisory Agreement dated July 20, 1990, supplemented by letter agreement dated July 26, 1990, and subject to the general control of the Company's Board of Directors, places all orders for the purchase and sale of Fund securities. Purchases of Fund securities are made either directly from the issuer or from dealers who deal in tax-exempt securities. The Manager may sell Fund securities prior to maturity if circumstances warrant and if it believes such disposition is advisable. In connection with portfolio transactions for the Company, the Manager seeks to obtain the best available net price and most favorable execution for its orders. The Manager has no agreement or commitment to place transactions with any broker-dealer and no regular formula is used to allocate orders to any broker-dealer. However, the Manager may place security orders with brokers or dealers who furnish research or other services to the Manager as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services would be generated only through purchase of new issue fixed income securities.

     Such research and other services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. The Manager continuously reviews the performance of the broker-dealers with whom it places orders for transactions. The receipt of research from broker-dealers that execute transactions on behalf of the Company may be useful to the Manager in rendering investment management services to other clients (including affiliates of the Manager), and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Company. While such research is available to and may be used by the Manager in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager for the benefit of the Company. Such research and services will be in addition to and not in lieu of research and services provided by the Manager, and the expenses of the Manager will not necessarily be reduced by the receipt of such supplemental research. See The Company's Manager.

     On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Company, as well as the Manager's other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Company with those to

Portfolio Transactions, cont.

be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Company. In some instances, this procedure may impact the price and size of the position obtainable for the Company.

     The tax-exempt security market is typically a "dealer" market in which investment dealers buy and sell bonds for their own accounts, rather than for customers, and although the price may reflect a dealer's mark-up or mark-down, the Company pays no brokerage commissions as such. In addition, some securities may be purchased directly from issuers.

Portfolio Turnover Rates

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year.

     The rate of portfolio turnover will not be a limiting factor when the Manager deems changes in the New York Bond Fund's portfolio appropriate in view of its investment objective. For example, securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities. Moreover, to optimize yields on the short-term liquidity portion of the Fund, daily and weekly demand bonds are utilized extensively. There are transactions in the Fund in this type of security virtually daily. These transactions, though short-term in nature, are included in the turnover rate. Increased use of daily and weekly demand bonds may result in higher portfolio turnover.

     For the last two fiscal years the New York Bond Fund's portfolio turnover rates were as follows:

          1994.....124.40%            1995.....142.19%

                  FURTHER DESCRIPTION OF SHARES

The Company is authorized to issue shares in separate classes or Funds. Ten Funds have been established, two of which are described in this SAI. Under the Articles of Incorporation, the Board of Directors is authorized to create new Funds in addition to those already existing without shareholder approval. The Company began offering shares of the New York Bond and New York Money Market Funds in October 1990.

     The assets of each Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Company not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Board determines to be fair and equitable. Each share or each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board.

     On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset values of the Funds' shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter which does not affect that Fund but which requires a separate vote of another Fund. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Company's Board of Directors, and the holders of less than 50% of the shares voting for the election of Directors will not be able to elect any person as a Director.

     Shareholders of a particular Fund might have the power to elect all of the Directors of the Company because that Fund has a majority of the total outstanding shares of the Company. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

            CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, each Fund will not be liable for federal income taxes on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that are distributed to shareholders, provided that each Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

     To qualify as a regulated investment company, a Fund must, among other things, (1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the 90% test); (2) derive in each taxable year less than 30% of its gross income from the sale or other disposition of stock or securities held less than three months (the 30% test), and (3) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year. Furthermore, to pay tax-exempt interest income dividends, at least 50% of the value of each Fund's total assets at the close of each quarter of its taxable year must consist of obligations the interest of which is exempt from federal income tax. Each Fund intends to satisfy this requirement.

     The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable net investment income for the calendar year, (2) 98% of its capital gain net income for the twelve month period ending on October 31, and (3) any prior amounts not distributed. Each Fund intends to make such distributions as are necessary to avoid imposition of this excise tax.

     For federal income tax purposes, debt securities purchased by the Funds may be treated as having original issue discount. Original issue discount represents interest income for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as earned by the Funds, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. However, original issue discount with respect to tax-exempt obligations generally will be excluded from the Funds' taxable income, although such discount will be included in gross income for purposes of the 90% test and the 30% test described previously. Original issue discount with respect to tax-exempt securities is accrued and added to the adjusted tax basis of such securities for purposes of determining gain or loss upon sale or at maturity. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. An investment in a stripped bond or stripped coupon will result in original issue discount.

     Debt securities may be purchased by the Funds at a market discount. Market discount occurs when a security is purchased at a price less than the original issue price adjusted for accrued original issue discount, if any. The Funds intend to defer recognition of accrued market discount until maturity or other disposition of the bond. For securities purchased at a market discount, the gain realized on disposition will be treated as taxable ordinary income to the extent it does not exceed accrued market discount on the bond.

     The Funds may also purchase debt securities at a premium, i.e., at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date but no deduction is allowed for the premium amortization. The amortized bond premium will reduce the Funds' adjusted tax basis in the securities. For taxable securities, the premium may be amortized if the Funds so elect. The amortized premium on taxable securities is first offset against interest received on the securities and then allowed as a deduction, and, for securities issued after September 27, 1985, must be amortized under an economic accrual method.

Taxation of the Shareholders

Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. Dividends declared in October, November, or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a Fund pays the dividend during the following January. It is expected that none of the Funds' distributions will qualify for the corporate dividends-received deduction.

Certain Federal Income Tax Considerations, cont.

     To the extent that a Fund's dividends distributed to shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by a Fund, they will be excludable from a shareholder's gross income for federal income tax purposes. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from a Fund are includible in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

     All distributions of investment income during the year will have the same percentage designated as tax-exempt. This method is called the "average annual method". Since the Funds invest primarily in tax-exempt securities, the percentage will be substantially the same as the amount actually earned during any particular distribution period.

     A shareholder of the New York Bond Fund should be aware that a redemption of shares (including any exchange into another USAA
Fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, any loss on the redemption or exchange will be disallowed to the extent of such exempt-interest dividend. Similarly, if a shareholder of the Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss.

     The Funds may invest in private activity bonds. Interest on certain private activity bonds issued after August 7, 1986, is an item of tax preference for purposes of the federal Alternative Minimum Tax (AMT), although the interest continues to be excludable from gross income for other purposes. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as tax preference items). Interest from private activity bonds is one of the tax preference items that is added to income from other sources for the purposes of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. For corporate investors, alternative minimum taxable income is increased by 75% of the amount by which adjusted current earnings (ACE) exceeds alternative minimum taxable income before the ACE adjustment. For corporate taxpayers, all tax-exempt interest is considered in calculating the AMT as part of the ACE. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.

     Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Manager's nor the Funds' counsel makes any review of proceedings relating to the issuance of tax-exempt securities or the basis of such opinions.

              DIRECTORS AND OFFICERS OF THE COMPANY

The Board of Directors of the Company consists of eight
Directors. Set forth below are the Directors and officers of the Company, and their respective offices and principal occupations during the last five years. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Rd., San Antonio, TX 78288.

Hansford T. Johnson 1, 2
Director and Chairman of the Board of Directors
Age: 59

Director, Vice Chairman and Deputy Attorney-in-Fact, United Services Automobile Association (USAA) and President, Chief Executive Officer, Director and Vice Chairman of the Board of Directors of USAA Capital Corporation and of its various subsidiaries and affiliates (9/93-present); Chief of Staff, USAA (1/93-8/93); Executive Vice President, USAA (10/92-12/92);
Commander-in-Chief, CINCTRANS, Department of Defense -Pentagon (9/89-9/92). Mr. Johnson currently serves as a Trustee and Chairman of the Boards of Trustees of USAA Investment Trust and USAA State Tax-Free Trust and as Director and Chairman of the Boards of Directors of USAA Investment Management Company (IMCO), USAA Mutual Fund, Inc., USAA Shareholder Account Services, USAA Federal Savings Bank and USAA Real Estate Company.

Michael J.C. Roth 1, 2
Director, President and Vice Chairman of the Board of Directors
Age: 53

Chief Executive Officer, IMCO (10/93-present); President,
Director and Vice Chairman of the Board of Directors, IMCO (1/90-present); Director, USAA Federal Savings Bank (12/83-8/91). Mr.
Roth currently serves as President, Trustee and Vice Chairman of the Boards of Trustees of USAA Investment Trust and USAA State
Tax-Free Trust, as President, Director and Vice Chairman of the
Boards of Directors of USAA Mutual Fund, Inc. and USAA
Shareholder Account Services, as Director of USAA Life Insurance
Company and as Trustee and Vice Chairman of USAA Life Investment Trust.

John W. Saunders, Jr. 1, 2, 4
Director and Vice President
Age: 60

Senior Vice President, Investments, IMCO (10/85-present); Director, BHC Financial, Inc. and BHC Securities, Inc. (1/87-present). Mr. Saunders currently serves as a Trustee and Vice President of USAA Investment Trust and USAA State Tax-Free Trust, as a Director of IMCO, Director and Vice President of USAA Mutual Fund, Inc., as Senior Vice President of USAA Shareholder Account Services, and as Vice President of USAA Life Investment Trust.

C. Dale Briscoe 4, 5
7829 Timber Top Drive
Boerne, TX  78006
Director
Age: 74

Retired.  Mr. Briscoe currently serves as a Trustee of USAA
Investment Trust and USAA State Tax-Free Trust and as a Director of USAA Mutual Fund, Inc.

George E. Brown 3, 4, 5
5829 Northgap Drive
San Antonio, TX  78239
Director
Age: 77

Retired.  Mr. Brown currently serves as a Trustee of USAA
Investment Trust and USAA State Tax-Free Trust and as a Director of USAA Mutual Fund, Inc.

Howard L. Freeman, Jr. 2, 3, 5
2710 Hopeton
San Antonio, TX  78230
Director
Age: 60

Assistant General Manager for Finance, San Antonio City Public
Service Board (1976-present).  Mr. Freeman currently serves as a
Trustee of USAA Investment Trust and USAA State Tax-Free Trust and as a Director of USAA Mutual Fund, Inc.

Directors and Officers of the Company, cont.

Richard A. Zucker 3, 4, 5
407 Arch Bluff
San Antonio, TX  78216
Director
Age: 52

Vice President, Beldon Roofing and Remodeling (1985-present).
Mr. Zucker currently serves as a Trustee of USAA Investment Trust and USAA State Tax-Free Trust and as a Director of USAA Mutual Fund, Inc.

Barbara B. Dreeben 3, 5
200 Patterson #1008
San Antonio, TX  78209
Director
Age: 50

President, Postal Addvantage (7/92-present); Consultant, Nancy Harkins Stationer, (8/91-present); Merchandise Manager, Nancy Harkins Stationer (7/82-8/91). Mrs. Dreeben currently serves as a Trustee of USAA Investment Trust and USAA State Tax-Free Trust and as a Director of USAA Mutual Fund, Inc.

Michael D. Wagner 1
Secretary
Age: 47

Vice President, Corporate Counsel, USAA (1982-present). Mr. Wagner has held various positions in the legal department of USAA since 1970 and currently serves as Vice President, Secretary and Counsel, IMCO and USAA Shareholder Account Services; Secretary, USAA Investment Trust, USAA Mutual Fund, Inc., and USAA State Tax-Free Trust; and as Vice President, Corporate Counsel, for various other USAA subsidiaries and affiliates.

Alex M. Ciccone 1
Assistant Secretary
Age: 45

Vice President, Compliance, IMCO (12/94-present); Vice President and Chief Operating Officer, Commonwealth Shareholder Services (6/94-11/94); Vice President, Compliance, IMCO (12/91-5/94); Vice President, Compliance, Fund Management Co. (10/89-11/91); and
Vice President, Compliance, AIM Distributors, Inc. (4/82-11/91).
Mr. Ciccone currently serves as Assistant Secretary of USAA
Investment Trust, USAA State Tax-Free Trust and USAA Mutual Fund, Inc.

Sherron A. Kirk 1
Treasurer
Age: 50

Vice President, Controller, IMCO (10/92-present); Vice President, Corporate Financial Analysis, USAA (9/92-10/92); Assistant Vice President, Financial Plans and Support, USAA (8/91-9/92); Assistant Vice President, Real Estate Accounting, USAA Real Estate Company (5/90-7/91). Mrs. Kirk currently serves as Treasurer of USAA Investment Trust, USAA State Tax-Free Trust, and USAA Mutual Fund, Inc., and as Vice President, Controller of USAA Shareholder Account Services.

Dean R. Pantzar 1
Assistant Treasurer
Age: 36

Director, Mutual Fund Accounting, IMCO (12/94-present); Senior Manager, KPMG Peat Marwick LLP (7/88-12/94). Mr. Pantzar currently serves as Assistant Treasurer of USAA Mutual Fund, Inc., USAA State Tax-Free Trust, and USAA Investment Trust.

-------
    1 Indicates those Directors and officers who are employees of the Manager or affiliated companies and are considered
         "interested persons" under the 1940 Act.
    2    Member of Executive Committee
    3    Member of Audit Committee
    4    Member of Pricing and Investment Committee
    5    Member of Corporate Governance Committee

     Between the meetings of the Board of Directors and while the Board is not in session, the Executive Committee of the Board of Directors has all the powers and may exercise all the duties of the Board of Directors in the management of the business of the Company which may be delegated to it by the Board. The Pricing and Investment Committee of the Board of Directors acts upon various investment-related issues and other matters which have been delegated to it by the Board. The Audit Committee of the Board of Directors reviews the financial statements and the auditor's reports and undertakes certain studies and analyses as directed by the Board. The Corporate Governance Committee of the Board of Directors maintains oversight of the organization, performance, and effectiveness of the Board and Independent Directors.

     In addition to the previously listed Directors and/or officers of the Company who also serve as Directors and/or officers of the Manager, the following individuals are Directors and/or executive officers of the Manager: Josue Robles, Jr., Senior Vice President, Chief Financial Officer/Controller, USAA; William McCrae, Senior Vice President, General Counsel and Secretary, USAA; Harry W. Miller, Senior Vice President, Investments (Equity); and John J. Dallahan, Senior Vice President, Investment Services. There are no family relationships among the Directors, officers and managerial level employees of the Company or its Manager.

     The following table sets forth information describing the compensation of the current Directors of the Company for their services as Directors for the fiscal year ended March 31, 1995.

 Name                       Aggregate        Total Compensation
   of                      Compensation         from the USAA
Director                 from the Company    Family of Funds (c)
-----                    ----------------    -------------------
C. Dale Briscoe              $4,876               $18,500
George E. Brown (a)           4,876                18,500
Barbara B. Dreeben            4,876                18,500
Howard L. Freeman, Jr.        4,876                18,500
Hansford T. Johnson           None (b)             None (b)
Michael J.C. Roth             None (b)             None (b)
John W. Saunders, Jr.         None (b)             None (b)
Richard A. Zucker             4,876                18,500
----------------
(a) The USAA Family of Funds has accrued deferred compensation for Mr. Brown in an amount (plus earnings thereon) of $20,118. The compensation was deferred by Mr. Brown pursuant to a non-qualified Deferred Compensation Plan, under which deferred amounts accumulate interest quarterly based on the annualized U.S. Treasury Bill rate in effect on the last day of the quarter. Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the USAA Funds until paid. The Deferred Compensation Plan was terminated in 1988 and no compensation has been deferred by any Trustee/Director of the USAA Family of Funds since the Plan was terminated.

(b)  Hansford T. Johnson, Michael J.C. Roth, and John W.
     Saunders, Jr. are affiliated with the Company's investment adviser, IMCO, and, accordingly, receive no remuneration from the Company or any other Fund of the USAA Family of Funds.

(c) At March 31, 1995, the USAA Family of Funds consisted of 4 registered investment companies offering 29 individual funds. Each Director presently serves as a Trustee or Director of each investment company in the USAA Family of Funds. In addition, Michael J.C. Roth presently serves as a Trustee of USAA Life Investment Trust, a registered investment company advised by IMCO, consisting of five funds offered to investors in a fixed and variable annuity contract with USAA Life Insurance Company. Mr. Roth receives no compensation as Trustee of USAA Life Investment Trust.

     All of the above Directors are also Trustees/Directors of the other funds for which IMCO serves as investment adviser. No compensation is paid by any fund to any Trustee/Director who is a director, officer, or employee of IMCO or its affiliates. No pension or retirement benefits are accrued as part of fund expenses. The Company also reimburses certain expenses of the Directors who are not affiliated with the investment adviser. As of June 30, 1995, the officers and Directors of the Company and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Company.

     The Company knows of no one person who, as of June 30, 1995, held of record or owned beneficially 5% or more of either Fund's shares.

                      THE COMPANY'S MANAGER

As described in the Prospectus, USAA Investment Management
Company is the Manager and investment adviser, providing services under the Advisory Agreement. The Manager, organized in May
1970, has served as investment adviser and underwriter for USAA
Tax Exempt Fund, Inc. from its inception.

     In addition to managing the Company's assets, the Manager advises and manages the investments for USAA and its affiliated companies as well as those of USAA Mutual Fund, Inc., USAA Investment Trust and USAA State Tax-Free Trust. As of the date of this SAI, total assets under management by the Manager were approximately $27 billion, of which approximately $15 billion were in mutual fund investments.

Advisory Agreement

Under the Advisory Agreement, the Manager provides an investment program, carries out the investment policy and manages the portfolio assets for each Fund. The Manager is authorized, subject to the control of the Board of Directors of the Company, to determine the selection, amount and time to buy or sell securities for each Fund. In addition to providing investment services, the Manager pays for office space, facilities, business equipment and accounting services (in addition to those provided by the Custodian) for the Company. The Manager compensates all personnel, officers and Directors of the Company if such persons are also employees of the Manager or its affiliates. For these services under the Advisory Agreement, the Company has agreed to pay the Manager a fee computed as described under Management of the Company in the Prospectus. Management fees are computed and accrued daily and payable monthly.

     Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any), brokerage commissions on portfolio transactions
(if any), expenses of issuance and redemption of shares, charges of transfer agents, custodians and dividend disbursing agents, cost of preparing and distributing proxy material, costs of printing and engraving stock certificates, auditing and legal expenses, certain expenses of registering and qualifying shares for sale, fees of Directors who are not interested persons (not affiliated) of the Manager, costs of typesetting, printing and mailing the Prospectus, SAI and periodic reports to existing shareholders, and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the Prospectus, the SAI, and reports to prospective shareholders.

     The Advisory Agreement will remain in effect until June 30, 1996 for each Fund and will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board of Directors (on behalf of such Fund) including a majority of the Directors who are not interested persons of the Manager or (otherwise than as Directors) of the Company, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Company or the Manager on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined in the 1940 Act).

     Under the terms of the Advisory Agreement, the Manager is required to reimburse each Fund in the event that the total annual expenses, inclusive of the management fee, but exclusive of the interest, taxes and brokerage fees and extraordinary items, incurred by that Fund exceeds any applicable state expense limitation. At the current time, the most restrictive expense limitation is 2.5% of the first $30,000,000 of average net assets
(ANA), 2% of the next $70,000,000 ANA, and 1.5% of the remaining ANA.

     From time to time the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. Any such waiver or reimbursement may be terminated by the Manager at any time without prior notice to shareholders. The Manager has voluntarily agreed to limit each Fund's annual expenses to .50% of its ANA until August 1, 1996 and will reimburse the Funds for all expenses in excess of the limitations.

     For the last three fiscal years, management fees were as follows:

                                      1993         1994         1995
                                     ------       ------       ------
    New York Bond Fund             $ 186,448    $ 268,218    $ 239,018
    New York Money Market Fund     $  87,249    $  90,987    $ 124,264

     For 1993 and 1994, the Manager did not receive $114,224 and $108,778, respectively, in management fees for the New York Bond Fund and did not receive any management fees from the New York Money Market Fund. In addition for the same periods, the Manager did not receive fees from the New York Money Market Fund for other operating expenses to which it would have been entitled in the amounts of $12,202 and $2,591, respectively. For 1995, the Manager did not receive management fees from the New York Bond and New York Money Market Funds in the amounts of $110,439 and $94,923, respectively, to which it would have been entitled.

Underwriter

The Company has an agreement with the Manager for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other compensation for such distribution services.

Transfer Agent

USAA Shareholder Account Services performs transfer agent services for the Company under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends and production of reports with respect to account activity for shareholders and the Company. For its services under the Transfer Agency Agreement, USAA Shareholder Account Services is paid an annual fixed fee per account of $26.00 by each Fund. This fee is subject to change at any time.

     The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. In addition, the Funds pay all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Company.

                       GENERAL INFORMATION

Custodian

State Street Bank and Trust Company, P.O. Box 1713, Boston, MA 02105, is the Company's Custodian. The Custodian is responsible for, among other things, safeguarding and controlling the Company's cash and securities, handling the receipt and delivery of securities and collecting interest on the Company's investments.

Counsel

Goodwin, Procter & Hoar, Exchange Place, Boston, MA 02109, will review certain legal matters for the Company in connection with the shares offered by the Prospectus.

Independent Auditors

KPMG Peat Marwick LLP, 112 East Pecan Suite 2400, San Antonio, TX
78205, is the Company's independent auditor. In this capacity, the firm is responsible for auditing the annual financial statements of the Funds and reporting thereon.

Financial Statements

The financial statements of the Funds and the Independent Auditors' Report thereon for the fiscal year ended March 31, 1995, are included in the Annual Report to Shareholders of that date and are incorporated herein by reference. A copy of the Annual Report will be delivered free of charge with each SAI requested from the Manager at the address set forth on page 1 of this statement.

                 CALCULATION OF PERFORMANCE DATA

Information regarding total return and yield of each Fund is provided under Performance Information in the Prospectus. See
Valuation of Securities herein for a discussion of the manner in which each Fund's price per share is calculated.

Total Return

The New York Bond Fund may advertise performance in terms of average annual total return for 1, 5 and 10 year periods, or for such lesser period as the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                          P(1+T)^n = ERV

Where:   P =  a hypothetical initial payment of $1,000
         T =  average annual total return
         n =  number of years
       ERV =  ending redeemable value of a hypothetical $1,000
              payment made at the beginning of the 1, 5 or 10 year periods at the end of the year or period

     The calculation assumes all charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by such Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

     The date of commencement of operations for the New York Bond
Fund was October 15, 1990. The Fund's average annual total returns for the periods ended March 31, 1995 were:

                         1 year    . . . .   5.42%
                      Since inception . . . .  8.59%

Yield

The New York Bond Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

              YIELD =  2((((a-b)/(cd)+1^6)-1)

  Where:  a    =    dividends and interest earned during the period
          b    =    expenses accrued for the period (net of reimbursement)
          c    =    the average daily number of shares
                    outstanding during the period that were
                    entitled to receive dividends
          d    =    the maximum offering price per share on the
                    last day of the period

     For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation in a Fund's portfolio and all recurring charges are recognized.

   The Fund's 30-day yield for the period ended March 31, 1995 was 5.73%.

Yield - New York Money Market Fund

When the New York Money Market Fund quotes a current annualized yield, it is based on a specified recent seven-calendar-day period. It is computed by (1) determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base return, then (3) multiplying the base period by 52.14 (365 divided by 7). The resulting yield figure is carried to the nearest hundredth of one percent.

     The calculation includes (1) the value of additional shares purchased with dividends on the original share, and dividends declared on both the original share and any such additional shares, and (2) any fees charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average account size.

     The capital changes excluded from the calculation are realized capital gains and losses from the sale of securities and unrealized appreciation and depreciation. The Fund's effective (compounded) yield will be computed by dividing the seven-day annualized yield as defined above by 365, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

     Current and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio.

       Yield For 7-day Period Ended 3/31/95 . . . . 3.48%
  Effective Yield For 7-day Period Ended 3/31/95 . . . . 3.54%

Tax Equivalent Yield

The New York Money Market Fund may advertise performance in terms of a tax equivalent yield based on the 7-day yield or effective yield and the New York Bond Fund may advertise performance in terms of a 30-day tax equivalent yield. The tax equivalent yield is computed by dividing that portion of the yield of a Fund (computed as described in the preceding paragraphs) which is tax-exempt, by the complement of a tax rate of 38.59% (31% federal plus 7.59% state, or other relevant rates) and adding the result to that portion, if any, of the yield of such Fund that is not tax-exempt. The complement, for example, of a tax rate of 38.59% is 61.41%, that is [1.00 - .3859 = .6141].

     Based on a tax rate of 38.59%, the tax equivalent yields for the New York Bond and the New York Money Market Funds for the period ended March 31, 1995 were 9.33% and 5.67%, respectively.

      APPENDIX A - TAX-EXEMPT SECURITIES AND THEIR RATINGS

Tax-Exempt Securities

Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

     The two principal classifications of tax-exempt securities are "general obligations" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying tax-exempt securities. Short-term obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and Short-Term Discount Notes.

     The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the Tax-Exempt Bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group (S&P), Fitch Investors Service, Inc. (Fitch), Duff & Phelps Inc., Thompson BankWatch, Inc., and IBCA Inc. represent their opinions of the quality of the securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager to appraise independently the fundamental quality of the tax-exempt securities included in a Fund's portfolio.

Appendix A, cont.

Ratings

Excerpts from Moody's Bond (Tax-Exempt Securities) Ratings:

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note: Those bonds in the Aa, A, and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, and Baa1.

Excerpts of Moody's Ratings of Short-Term Loans (State and Tax-
Exempt Notes):

Moody's ratings for state and tax-exempt notes and other short-term obligations are designated Moody's Investment Grade (MIG).
Symbols used will be as follows:

MIG-1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG-2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Excerpts of Moody's Rating of Commercial Paper:

Prime-1 Issuers have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          Leading market positions in well-established industries. High rates of return on funds employed.
          Conservative capitalization structure with moderate
            reliance on debt and ample asset protection.
          Broad margins in earnings coverage of fixed financial
            charges and high internal cash generation.
          Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Excerpts from S&P's Bond Ratings:

AAA  Debt rated AAA has the highest rating assigned by S&P.
     Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Excerpts of S&P's Ratings of Tax-Exempt Notes:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Excerpts of S&P's Rating of Commercial Paper:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Excerpts of Fitch's Ratings of Bonds:

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

Plus (+) and Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

Excerpts of Fitch's Ratings to Commercial Paper, Certificates of
Deposit and Tax-Exempt Notes:

F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.

Excerpts from Duff & Phelps Long-Term Rating Scale:

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

Appendix A, cont.

BBB Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

Excerpts from Duff & Phelps Commercial Paper Rating Scale:

Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Thompson BankWatch, Inc.

TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TBW-3 The lowest investment grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

IBCA Inc.

A1 Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

A2   Obligations supported by a good capacity for timely repayment.

A3   Obligations supported by a satisfactory capacity for timely repayment.

B Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

C Obligations for which there is a high risk of default or which are currently in default.

        APPENDIX B - COMPARISON OF PORTFOLIO PERFORMANCE

Occasionally, we may make comparisons in advertising and sales literature between the Funds contained in this SAI and other Funds in the USAA Family of Funds. These comparisons may include such topics as risk and reward, investment objectives, investment strategies, and performance.

     Fund performance also may be compared to the performance of broad groups of mutual funds with similar investment goals or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources may be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund. The Fund or its performance may also be compared to products and services not constituting securities subject to registration under the Securities Act of 1933 such as, but not limited to, certificates of deposit and money market accounts. Sources for performance information and articles about the Fund may include the following:

AAII Journal, a monthly association magazine for members of the American Association of Individual Investors.

Arizona Republic, a newspaper which may cover financial and investment news.

Austin American-Statesman, a newspaper which may cover financial news.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

The Bond Buyer, a daily newspaper which covers bond market news.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

Chicago Tribune, a newspaper which may cover financial news.

Consumer Reports, a monthly magazine which from time to time reports on companies in the mutual fund industry.

Dallas Morning News, a newspaper which may cover financial news.

Denver Post, a newspaper which may quote financial news.

Financial Planning, a monthly magazine that periodically features companies in the mutual fund industry.

Financial Services Week, a weekly newspaper which covers financial news.

Financial World, a monthly magazine which may periodically review mutual fund companies.

Forbes, a national business publication that periodically reports the performance of companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

Fund Action, a mutual fund news report.

Houston Chronicle, a newspaper which may cover financial news.

Houston Post, a newspaper which may cover financial news.

IBC/Donoghue's Moneyletter, a biweekly newsletter which covers financial news and from time to time rates specific mutual funds.

IBC's Money Market Insight, a monthly money market industry analysis prepared by IBC USA, Inc.

Income and Safety, a monthly newsletter that rates mutual funds.

InvesTech, a bimonthly investment newsletter.

Investment Advisor, a monthly publication directed primarily to the advisor community; includes ranking of mutual funds using a proprietary methodology.

Investment Company Institute, a national association of the American Investment Company industry.

Investor's Business Daily, a newspaper which covers financial news.

Kiplinger's Personal Finance Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Lipper Analytical Services, Inc.'s Fixed Income Fund Performance
Analysis, a monthly publication of industry-wide mutual fund performance averages by type of fund.

Lipper Analytical Services, Inc.'s Mutual Fund Performance
Analysis, a weekly and quarterly publication of industry-wide mutual fund performance averages by type of fund.

Los Angeles Times, a newspaper which may cover financial news.

Louis Rukeyser's Wall Street, a publication for investors.

Medical Economics, a monthly magazine providing information to the medical profession.

Money, a monthly magazine that features the performance of both specific funds and the mutual fund industry as a whole.

Money Fund Report, a weekly publication of the Donoghue Organization, Inc., reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically: (1) Taxable Money Fund Averages: "100% U.S. Treasury" and "First Tier" and (2) Tax-Free Money Fund Averages:
"Stockbroker and General Purpose" and "State Specific Stockbroker and General Purpose".

Morningstar 5 Star Investor, a monthly newsletter by Morningstar,
Inc. which covers financial news and rates mutual funds.

Muni Bond Fund Report, a monthly newsletter which covers news on the municipal bond market and features performance data for municipal bond mutual funds.

MuniWeek, a weekly newspaper which covers news on the municipal bond market.

Mutual Fund Forecaster, a monthly newsletter that ranks mutual funds.

Appendix B, cont.

Mutual Fund Investing, a newsletter covering mutual funds.

Mutual Fund Performance Report, a monthly publication of industry-wide mutual fund averages produced by Morningstar, Inc.

Mutual Funds Magazine, a monthly publication reporting on mutual fund investing.

Mutual Fund Source Book, an annual publication produced by Morningstar, Inc. which describes and rates mutual funds.

Mutual Fund Values, a biweekly guidebook to mutual funds produced by Morningstar, Inc. (a data service which tracks open-end mutual funds).

Newsweek, a national business weekly.

New York Times, a newspaper which may cover financial news.

No Load Fund Investor, a newsletter covering companies in the mutual fund industry.

Personal Investor, a monthly magazine which from time to time features mutual fund companies and the mutual fund industry.

San Antonio Business Journal, a weekly newspaper that periodically covers mutual fund companies as well as financial news.

San Antonio Express-News, a newspaper which may cover financial news.

San Francisco Chronicle, a newspaper which may cover financial news.

Smart Money, a monthly magazine featuring news and articles on investing and mutual funds.

USA Today, a newspaper which may cover financial news.

U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

Wall Street Journal, a Dow Jones and Company, Inc. newspaper which covers financial news.

Washington Post, a newspaper which may cover financial news.

Weisenberger Mutual Funds Investment Report, a monthly newsletter that reports on both specific mutual fund companies and the mutual fund industry as a whole.

Worth, a magazine which covers financial and investment subjects including mutual funds.

Your Money, a monthly magazine directed towards the novice investor.

     Among the organizations cited above, Lipper Analytical Services, Inc.'s tracking results may be used. The Fund will be compared to Lipper's appropriate fund category according to objective and portfolio holdings. The New York Bond Fund will be compared to funds in Lipper's New York tax-exempt bond funds category, and the New York Money Market Fund to funds in Lipper's New York short-term tax-exempt bond funds category. Footnotes in advertisements and other sales literature will include the time period applicable for any rankings used.

     For comparative purposes, unmanaged indices of comparable securities or economic data may be cited. Examples include the following:

  - Shearson Lehman Hutton Bond Indices, indices of fixed-rate debt issues rated investment grade or higher which can be found in the Bond Market Report.

  - Bond Buyer Indices, indices of debt of varying maturities including revenue bonds, general obligation bonds, and U.S.
Treasury bonds which can be found in MuniWeek and The Bond Buyer.

     Other sources for total return and other performance data which may be used by the Fund or by those publications listed previously are Morningstar, Inc., Schabaker Investment
Management, and Investment Company Data, Inc. These are services that collect and compile data on mutual fund companies.

          APPENDIX C - TAXABLE EQUIVALENT YIELD TABLES

    I.  COMBINED FEDERAL AND NEW YORK STATE INCOME TAX RATES


TO MATCH A                    A FULLY TAXABLE INVESTMENT
 DOUBLE                         WOULD HAVE TO PAY YOU:
TAX-FREE   ASSUMING A MARGINAL    ASSUMING A MARGINAL    ASSUMING A MARGINAL
YIELD OF: TAX RATE OF 35.59% (a) TAX RATE OF 38.59% (b) TAX RATE OF 43.59% (c)

 2.00%                3.11%               3.26%                  3.55%

 3.00%                4.66%               4.89%                  5.32%

 4.00%                6.21%               6.51%                  7.09%

 5.00%                7.76%               8.14%                  8.86%

 6.00%                9.32%               9.77%                 10.64%

     (a)  FEDERAL RATE OF 28% + NEW YORK STATE RATE OF 7.59%

     (b)  FEDERAL RATE OF 31% + NEW YORK STATE RATE OF 7.59%

     (c)  FEDERAL RATE OF 36% + NEW YORK STATE RATE OF 7.59%


THIS TABLE IS A HYPOTHETICAL ILLUSTRATION AND SHOULD NOT BE
CONSIDERED AN INDICATION OF FUND PERFORMANCE OF ANY OF THE USAA
FAMILY OF FUNDS.

THE ASSUMED MARGINAL TAX RATES ARE NOT NECESSARILY THE HIGHEST POSSIBLE MARGINAL TAX RATES, NOR ARE THEY THE LOWEST RATES.
THESE RATES WERE PICKED AS EXEMPLARY RATES THAT MANY TAXPAYERS WOULD BE SUBJECT TO. THE TABLE DOES NOT TAKE INTO ACCOUNT THE FACT THAT SOME TAXPAYERS MAY GET A DEDUCTION ON THEIR FEDERAL RETURN FOR STATE TAXES PAID. THIS EFFECT WOULD NOT SIGNIFICANTLY CHANGE THE TAX EQUIVALENT YIELDS DISPLAYED IN THE TABLE.

             II.  COMBINED FEDERAL, NEW YORK STATE,
               AND NEW YORK CITY INCOME TAX RATES


TO MATCH A                     A FULLY TAXABLE INVESTMENT
 TRIPLE                          WOULD HAVE TO PAY YOU:
TAX-FREE   ASSUMING A MARGINAL    ASSUMING A MARGINAL    ASSUMING A MARGINAL
YIELD OF: TAX RATE OF 39.99% (d) TAX RATE OF 42.99% (e) TAX RATE OF 47.99% (f)

 2.00%             3.33%                   3.51%                  3.85%

 3.00%             5.00%                   5.26%                  5.77%

 4.00%             6.67%                   7.02%                  7.69%

 5.00%             8.33%                   8.77%                  9.61%

 6.00%            10.00%                  10.52%                 11.54%

 (d)  FEDERAL RATE OF 28% + NEW YORK STATE RATE OF 7.59% + CITY RATE OF 4.4%

 (e)  FEDERAL RATE OF 31% + NEW YORK STATE RATE OF 7.59% + CITY RATE OF 4.4%

 (f)  FEDERAL RATE OF 36% + NEW YORK STATE RATE OF 7.59% + CITY RATE OF 4.4%


THIS TABLE IS A HYPOTHETICAL ILLUSTRATION AND SHOULD NOT BE CONSIDERED AN INDICATION OF FUND PERFORMANCE OF ANY OF THE USAA FAMILY OF FUNDS.

THE ASSUMED MARGINAL TAX RATES ARE NOT NECESSARILY THE HIGHEST POSSIBLE MARGINAL TAX RATES, NOR ARE THEY THE LOWEST RATES.
THESE RATES WERE PICKED AS EXEMPLARY RATES THAT MANY TAXPAYERS WOULD BE SUBJECT TO. THE TABLE DOES NOT TAKE INTO ACCOUNT THE FACT THAT SOME TAXPAYERS MAY GET A DEDUCTION ON THEIR FEDERAL RETURN FOR STATE TAXES PAID. THIS EFFECT WOULD NOT SIGNIFICANTLY CHANGE THE TAX EQUIVALENT YIELDS DISPLAYED IN THE TABLE.

               APPENDIX D - DOLLAR-COST AVERAGING

Dollar-cost averaging is a systematic investing method which can be used by investors as a disciplined technique for investing. A fixed amount of money is invested in a security (such as a stock or mutual fund) on a regular basis over a period of time, regardless of whether securities markets are moving up or down.

     This practice reduces average share costs to the investor who acquires more shares in periods of lower securities prices and fewer shares in periods of higher prices.

     While dollar-cost averaging does not assure a profit or protect against loss in declining markets, this investment strategy is an effective way to help calm the effect of fluctuations in the financial markets. Systematic investing involves continuous investment in securities regardless of fluctuating price levels of such securities. Investors should consider their financial ability to continue purchases through periods of low and high price levels.

     As the following chart illustrates, dollar-cost averaging tends to keep the overall cost of shares lower. This example is for illustration only, and different trends would result in different average costs.



                    HOW DOLLAR-COST AVERAGING WORKS

                       $100 Invested Regularly for 5 Periods

                                     Market Trend
             ---------------------------------------------------------------

                    Down                  Up                    Mixed
             ------------------    ------------------    -------------------
             Share      Shares     Share      Shares     Share       Shares
Investment   Price    Purchased    Price    Purchased    Price     Purchased
             ------------------    ------------------    -------------------
    $100      10         10          6       16.67         10         10
     100       9         11.1        7       14.29          9         11.1
     100       8         12.5        7       14.29          8         12.5
     100       8         12.5        9       11.1           9         11.1
     100       6         16.67      10       10            10         10
     ---      --         -----      --       -----         --         -----
    $500   ***41         62.77   ***39       66.35      ***46         54.7
             *Avg. Cost: $7.97   *Avg. Cost: $7.54       *Avg. Cost:  $9.14
                         -----               -----                    -----
           **Avg. Price: $8.20 **Avg. Price: $7.80     **Avg. Price:  $9.20
                         -----               -----                    -----

  *  Average Cost is the total amount invested divided by shares purchased.
 ** Average Price is the sum of the prices paid divided by number of purchases. *** Cumulative total of share prices used to compute average prices.


17005-1295




(Logo
of the
USAA          USAA                     STATEMENT OF
Eagle         TAX EXEMPT               ADDITIONAL INFORMATION
is here)      FUND, INC.               August 1, 1995
                                       As Supplemented December 1, 1995
-----------------------------------------------------------------------

                   USAA TAX EXEMPT FUND, INC.
                         VIRGINIA FUNDS


USAA TAX EXEMPT FUND, INC. (the Company) is a registered investment company offering shares of ten no-load mutual funds, two of which are described in this Statement of Additional Information (SAI): the Virginia Bond Fund and Virginia Money Market Fund (collectively, the Funds or the Virginia Funds).
Each Fund is classified as a diversified investment company and has a common investment objective of providing Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes. The Virginia Money Market Fund has a further objective of preserving capital and maintaining liquidity.

A Prospectus for the Virginia Funds dated August 1, 1995, which provides the basic information you should know before investing in the Funds, may be obtained without charge upon written request to USAA Tax Exempt Fund, Inc., 9800 Fredericksburg Rd., San Antonio, TX 78288, or by calling toll free 1-800-531-8181. This SAI is not a Prospectus and contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide you with additional information regarding the activities and operations of the Company and the Funds, and should be read in conjunction with the Prospectus.

---------------------------------------------------------------------


                        TABLE OF CONTENTS


    Page
      2   Valuation of Securities
      2   Additional Information Regarding Redemption of Shares
      3   Investment Plans
      4   Investment Policies
      5   Investment Restrictions
      6   Special Risk Considerations
     11   Portfolio Transactions
     12   Further Description of Shares
     12   Certain Federal Income Tax Considerations
     14   Virginia Taxation
     15   Directors and Officers of the Company
     18   The Company's Manager
     19   General Information
     19   Calculation of Performance Data
     21   Appendix A - Tax-Exempt Securities and Their Ratings
     24   Appendix B - Comparison of Portfolio Performance
     27   Appendix C - Taxable Equivalent Yield Table
     28   Appendix D - Dollar-Cost Averaging

                     VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing best efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value per share. The net asset value per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

     A Fund's net asset value per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

     The investments of the Virginia Bond Fund are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost. Securities which cannot be valued by the Service, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Directors.

     The value of the Virginia Money Market Fund's securities is stated at amortized cost which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

     The valuation of the Virginia Money Market Fund's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions.
Consistent with regulatory requirements, the Manager will purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission.

     The Board of Directors has established procedures designed to stabilize the Virginia Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1.00. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1.00 net asset value per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Directors will take such corrective action as it regards necessary and appropriate. Such action may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing a net asset value per share by using available market quotations.

      ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of a shareholder's investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in each Fund's portfolio. Requests for redemption which are subject to any special conditions, or which specify an effective date other than as provided herein, cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares, depending upon the price when redeemed.

     The Board of Directors may cause the redemption of an account with a balance of less than 50 shares provided (1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time of the establishment of the account, (2) the total value of such shares has been reduced, for reasons other than market action, below $50 in the case of an account in the Virginia Money Market Fund or $500 in the case of an account in the Virginia Bond Fund, (3) the account has remained below the minimum level for six months, and (4) 60 days' prior written notice of the proposed redemption has been sent to the shareholder. Shares will be redeemed at the net asset value on the date fixed for redemption by the Board of Directors. Prompt payment will be made by mail to the last known address of the shareholder.

     The Company reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Company normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission
(SEC) so that disposal of the Company's investments or determination of its net asset value is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Company's shareholders.

     For the mutual protection of the investor and the Funds, a guarantee of signature may be required by the Company. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

Redemption by Check

Shareholders in the Virginia Money Market Fund may request that checks be issued for their account. A one-time $5 checkwriting fee is charged to each account by the Transfer Agent for the use of the privilege. Checks must be written in the amount of at least $250.

     Checks issued to shareholders of the Fund will be sent only to the person in whose name the account is registered and only to the address of record. The checks must be manually signed by the registered owner(s) exactly as the account is registered. For joint accounts the signature of either or both joint owners will be required on the check, according to the election made on the signature card. Dividends will continue to be earned by the shareholder until the shares are redeemed by the presentation of a check.

     When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares in the investor's account will be redeemed to cover the amount of the check. If an investor's account is not adequate to cover the amount of a check, the check will be returned unpaid. Because the value of each account changes as dividends are accrued on a daily basis, checks may not be used to close an account.

     After clearance, checks paid during the month will be returned to the shareholder by separate mail. The checkwriting privilege will be subject to the customary rules and regulations of State Street Bank and Trust Company (State Street Bank or the Custodian) governing checking accounts. Other than the initial one-time fee, there is no charge to the shareholder for the use of the checks or for subsequent reorders of checks.

     The Company reserves the right to assess a processing fee against a shareholder's account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $15 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.

    The Company, the Transfer Agent and State Street Bank each reserve the right to change or suspend the checkwriting privilege upon 30 days' written notice to participating shareholders.

                        INVESTMENT PLANS

The following investment plans are made available by the Company to shareholders of the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day before the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

Systematic Purchase of Shares

InvesTronic (registered trademark) - the periodic purchase of shares through electronic funds transfer from a checking or savings account. By completing an application, which may be obtained from the Manager, you invest a specific amount each month ($50 minimum) in any of your accounts.

Direct Purchase Service - the periodic purchase of shares through electronic funds transfer from a non-governmental employer, an income-producing investment, or an account with a participating financial institution.

Investment Plans, cont.

Automatic Purchase Plan - the periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000, with a monthly transaction minimum of $50. The minimum initial investment requirement for the other USAA mutual fund must be satisfied before the first transfer.

Buy/Sell Service - the intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account.

     Participation in these systematic purchase plans will permit a shareholder to engage in dollar-cost averaging. For additional information concerning the benefits of dollar-cost averaging, see
Appendix D.

Systematic Withdrawal Plan

If a shareholder in a single investment account (accounts in different Funds cannot be aggregated for this purpose) owns shares having a net asset value of $5,000 or more, the shareholder may request that enough shares to produce a fixed amount of money be liquidated from the account monthly or quarterly. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, shareholders may choose to have withdrawals electronically deposited at their bank or other financial institution. They may also elect to have checks mailed to a designated address.

     Such a plan may be initiated by depositing shares worth at least $5,000 with the Transfer Agent and by completing the Systematic Withdrawal Plan application, which may be requested from the Manager. The shareholder may terminate participation in the plan at any time. There is no charge to the shareholder for withdrawals under the Systematic Withdrawal Plan. The Company will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. Any additional expenses of administering the plan will be borne by the Manager.

     Withdrawals will be made by redeeming full and fractional shares on the date selected by the shareholder at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of a shareholder's investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, shareholders should not expect withdrawals to be offset by rising income or share value gains.

     Each redemption of shares may result in a gain or loss, which must be reported on the shareholder's income tax return.
Therefore, a shareholder should keep an accurate record of any gain or loss on each withdrawal.

                       INVESTMENT POLICIES

The section captioned Investment Objectives and Policies in the Prospectus describes the fundamental investment objectives and the investment policies applicable to each Fund and the following is provided as additional information.

Calculation of Portfolio Weighted Average Maturities

Weighted average maturity is derived by multiplying the value of each investment by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of the Fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

     With respect to obligations held by the Virginia Bond Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity. In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features which, in the judgment of the Manager, will result in the instrument being valued in the market as though it has the earlier maturity.

     The Virginia Money Market Fund will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act).

Lending of Securities

Each Fund may lend its securities. A lending policy may be authorized by the Company's Directors and implemented by the Manager, but securities may be loaned only to qualified broker-dealers or institutional investors that agree to maintain cash collateral with the Company equal at all time to at least 100% of the value of the loaned securities. The Directors will establish procedures and monitor the creditworthiness of any institution or broker-dealer during such time as any loan is outstanding. The Company will continue to receive interest on the loaned securities and will invest the cash collateral in readily marketable short-term obligations of high quality, thereby earning additional interest. Interest on loaned tax-exempt securities received by the borrower and paid to the Company will not be exempt from federal income taxes in the hands of the Company.

     No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets. The Company may terminate such loans at any time.

Repurchase Agreements

Each Fund may invest up to 5% of its total assets in repurchase agreements. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell the security back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than 7 days from the date of purchase.
The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation and will be held by the Funds' custodian until repurchased. If the seller defaults and the value of the underlying security declines, a Fund may incur a loss and may incur expenses in selling the collateral.
If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. Any investments in repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by a Fund.

Other Policies

Although the Virginia Bond Fund is permitted to invest in options, financial futures contracts and options on financial futures contracts, the Fund has no current intention of doing so and will not invest in such securities without first notifying shareholders and supplying further information in the Prospectus.

                     INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Company for and are applicable to each Fund. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities. The investment restrictions of one Fund may be changed without affecting those of the other Fund.

Under the restrictions, neither Fund will:

 (1) With respect to 75% of its total assets, purchase securities of any issuer (other than a security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States; or any certificate of deposit for any of the foregoing) if as a result more than 5% of the total assets of that Fund would be invested in securities of such issuer; for purposes of this limitation, identification of the "issuer" will be based on a determination of the source of assets and revenues committed to meeting interest and principal payments of each security; for purposes of this limitation the Commonwealth of Virginia or other jurisdictions and each of its separate political subdivisions, agencies, authorities and instrumentalities shall be treated as a separate issuer;

 (2) Purchase more than 10% of the outstanding voting securities of any issuer;

 (3) Borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

 (4) Pledge, mortgage or hypothecate its assets to any extent greater than 10% of the value of its total assets;

 (5) Purchase or retain securities of any issuer if any officer or Director of the Company or its Manager owns individually more than one-half of one percent ( 1/2%) of the securities of that issuer, and collectively the officers and Directors of the Company and Manager together own more than 5% of the securities of that issuer;

 (6) Purchase any securities which would cause 25% or more of the value of that Fund's total assets at the time of such purchase to be invested in securities the interest upon which is derived from revenues or projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, electric

Investment Restrictions, cont.

     power project revenue bonds, or in industrial revenue bonds which are based, directly or indirectly, on the credit of private entities of any one industry; provided that the foregoing limitation does not apply with respect to investments in United States Treasury Bills, other obligations issued or guaranteed by the United States Government, its agencies and instrumentalities, and, in the case of the Virginia Money Market Fund, certificates of deposit and banker's acceptances of domestic banks;



 (7)      Invest in issuers for the purpose of exercising control or management;

 (8) Issue senior securities as defined in the 1940 Act, except that it may purchase tax-exempt securities on a "when-issued" basis and may purchase and sell financial futures contracts and options as permitted by Section 18(f)(2);

(9) Underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities;


(10) Purchase or sell real estate, but this shall not prevent investments in tax-exempt securities secured by real estate or interest therein;

(11) Lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements;


(12) Purchase on margin or sell short; for purposes of the restriction the deposit or payment of initial or variation margin in connection with financial futures contracts or related options will not be deemed to be a purchase of securities on margin by a Fund;

(13) Purchase or sell commodities or commodities contracts, except that the Fund may invest in financial futures contracts and options thereon;

(14) Invest its assets in securities of other investment companies except by purchases in the open market involving only customary brokers' commissions or as part of a merger, consolidation, reorganization or purchase of assets approved by the shareholders; or

(15) Invest in put, call, straddle or spread options or interests in oil, gas, or other mineral exploration or development programs, except that a Fund may write covered call options and purchase put options.


Additional Restrictions

The following restrictions are not considered to be fundamental policies of the Funds. These additional restrictions may be changed by the Board of Directors of the Company without notice to or approval by the shareholders.

Neither Fund will:
(1)  Invest more than 15% (10% with respect to the Virginia Money
     Market Fund) of the value of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

(2) Purchase any security while borrowings representing more than 5% of the Fund's total assets are outstanding.

                   SPECIAL RISK CONSIDERATIONS

A substantial portion of the Funds' investments will consist of debt obligations issued to obtain funds for bonds issued by or on behalf of Virginia state and local governments and other public authorities (Virginia Issues). For this reason, the Funds are affected by political, economic, regulatory or other developments which constrain the taxing, revenue collecting and spending authority of Virginia issuers or otherwise affect the ability of Virginia issuers to pay interest, repay principal, or any premium. The following information constitutes only a brief summary of some of such developments and does not purport to be a complete description.

     One such Virginia issuer having special considerations is the Metropolitan Washington Airports Authority (the Authority). The Authority is a regional airport authority created by legislation adopted by the Commonwealth of Virginia and the District of Columbia. The acts empowered the Authority to acquire Washington National and Washington Dulles International airports by lease or otherwise, to issue bonds, to carry out capital improvements plans and other acts necessary to administer the airports. In 1987 the federal government enacted legislation (the Airports Act) which authorized a long-term lease of each airport to the Authority. The Airports Act required that the Authority establish a Board of Review which is comprised of members of Congress. The Board of Review was granted the power to disapprove, among other things, the authorization by the Authority of the issuance of bonds. In 1991, the United States Supreme Court ruled that the legislation establishing the Board of Review was unconstitutional in that it authorized the carrying out of executive functions by Congress, thus violating the doctrine of separation of powers. As part of the Intermodal Surface Transportation Efficiency Act of 1991 (ISTEA), Congress substantially amended the Airports Act in an effort to comply with the Supreme Court's decision concerning the Review Board. Under these amendments, a new Board of Review was established in January 1992. The new Board has nine members. The 1991 legislation does not require that members of the Board be members of Congress and, unlike the prior Board, does not have an independent "veto" power over decisions of the Authority's Board, but can only recommend to the Congress that Board decisions be overturned.

     On January 31, 1994, as modified on February 15, 1994, the United States District Court for the District of Columbia, in an action styled Hechinger, et al. v. Metropolitan Washington Airports Authority, et. al., found the 1991 amendments to be unconstitutional and invalidated the new Board of Review, holding that the Authority was without authority thereafter to carry out actions that the Board of Review was required to oversee. In its decision, the District Court also validated all prior actions of the Board of Review, including actions with respect to the Authority's previously authorized bonds. On appeal, the United States Court of Appeals for the District of Columbia Circuit affirmed the District Court's decision in late 1994. A petition for further review by the United States Supreme Court was denied.

     In the opinion of the Authority, its litigation counsel, and the Authority's co-bond counsel, delivered at the time of the issuance of the Authority's Series 1994A Bonds, this litigation will not impair the ability of the Authority to sell any securities or to service the resulting debt.

     Legislation is presently pending in the Congress to revise the Authority's powers in compliance with the Court of Appeals decision. Since this legislation has not been enacted, its impact cannot be determined.

     On June 18, 1993, in the case of Harper, et al. v. Virginia Department of Taxation, the United States Supreme Court determined that the State of Virginia must consider claims for refunds of certain income taxes paid in prior years to the State by federal military and civil service retirees. This decision was a sequel to an earlier (1989) decision of the Court, Davis v. Michigan, wherein the Court has determined that the practice of a number of states, including Virginia, of imposing income taxes on the retirement income of federal employees, while exempting similar payments to state employees, was invalid under federal law. At issue in the Harper case was whether the rule announced in Davis would be applied retroactively. In holding that the Davis rule was to be retroactively applied, the Supreme Court did not order refunds for taxes or otherwise mandate a specific remedy. Rather, it remanded the matter back to the Virginia Courts for further proceedings to determine whether such refunds are required. On remand, a lower court has held that no refunds for taxes previously paid were owed. Certain federal retirees have appealed this decision to the Virginia Supreme Court where it is now pending.

    At the present time, it is estimated that some $720.0 million in potential refund claims and accrued interest are outstanding with potential interest accruing at the rate of around $3.0 million monthly. In an effort to reduce the uncertainty of further litigation at a reasonable cost to the State, the Virginia state legislature, on July 8, 1994, enacted legislation appropriating $340.0 million to establish a settlement "pool" to provide for the settlement of federal retiree's claims over a five-year period. This legislation provides that, within the limits of the pool, a federal retiree may seek a refund for the amount of previously paid taxes for the tax years 1985-1988. No accrued interest was paid. This legislation further provides that the Virginia State Department of Taxation must provide to each eligible person a notice indicating that such person may be entitled to a refund and the amount of such refund. Each person receiving such notice must advise the Taxation Department by a stated time that he wishes to participate in this settlement or, in the alternative, that he wishes to opt out and recover refunds through litigation, in the Harper case or other litigation. If requests for refunds exceed the $340.0 million available in the "pool", each refund request will be reduced proportionally. The 1994 legislation further provided that if more than $20.0 million in the aggregate opted out (choose to continue the litigation), this settlement would be void unless re-authorized by the legislature in 1995. Such re-authorization was enacted by the 1995 session of the legislature.

     Because of the several uncertainties, including the effect of the "opt out" provision, it is difficult to measure the full impact of this law on Virginia issuers or the ability of such issuers to meet their obligations.

     Virginia issues may be obligations which rely in whole or in part on state revenues or appropriations from the state legislature for the payment of such obligations. For example, obligations of the Virginia Public Building Authority may be repaid by an amortization and/or debt service from an agency appropriation. There can be no assurance that such appropriations will be forthcoming or maintained at any given level over the life of the obligation. Similarly, certain local government obligations may be supported by financial assistance provided by the State. Here again, there can be no assurance that any particular level of state aid will be maintained in future years.

     All appropriations made by the Virginia General Assembly are conditional appropriations. In the event that Virginia's estimated general fund revenues are exceeded by the total of general fund appropriations, including the currently estimated expenditures, the Governor shall, subject to certain qualifications, reduce the general fund expenditures and withhold allotments of the appropriations to the extent necessary to


Special Risk Considerations, cont.

prevent any expenditure in excess of the estimated general fund revenues. Reductions shall be made in the expenditures from the general fund to local officers and employees and to all others on the basis of the same considerations as are applied to state agencies receiving appropriations from the general fund. The Governor shall act similarly with respect to any non-general fund expenditures if the supporting revenues for such appropriations are estimated to be insufficient to pay the appropriation; provided, however, the Governor shall take no action to reduce general fund expenditures or withhold allotments of appropriations on account of reduced revenues, until such time as a formal re-estimate of general fund revenues for current biennium has been reported to the Chairmen of the Senate Finance, House Finance, and House Appropriations Committees. However, the Governor shall not reduce the appropriation for the payment of interest or sinking fund installments on the bonded debt or other bonded obligations of the State, its agencies, and its authorities, or for the payment of a legally authorized deficit.

     Although, in common with many other states, Virginia has experienced considerable fiscal stress in recent years as a result of changes in its economy. It has regularly balanced its budget without raising general income or sales taxes, the major sources of state revenue. A general recovery in the State's economy in recent years is complicated by the potential for economic losses due to continued reduction in the defense and defense-related expenditures by both the private and public sector. Because of these uncertainties in the State's economy and its budget and expenditure levels, there is no assurance that the current pattern of no increases in sales or income taxes will continue. In particular, the financial exposure of claims by federal retirees, discussed above, and the impact of this exposure on the State's budget and tax policies cannot be determined at this time.

     You should be aware that certain Virginia constitutional amendments, legislative measures, executive orders, administrative regulations and/or voter initiatives could result in certain adverse consequences affecting Virginia issues. For example, Virginia law permits many local governments to provide for special tax relief for personal property and for real estate owned and occupied by persons age sixty-five or over. Other legislation permits differentially lower taxes on real estate devoted to agricultural, horticultural and forestry use. Both of these legislative programs may have adverse effects on the ability of local governments to raise adequate revenues. By virtue of a 1991 amendment to the Constitution, the Virginia legislature is authorized to divert certain funds from criminal fines and forfeitures that had traditionally been allocated to the State Literacy Fund which provides security for bonds of the Virginia Public School Authority. Under this amendment, such funds could be used for purposes of promoting law enforcement.
The legislature has enacted legislation implementing this provision.

     In November 1992, the qualified voters of Virginia approved an amendment to the Constitution, providing for the establishment of a Revenue Stabilization Fund ("the Fund"), sometimes called a "rainy day fund". Under this amendment, amending Article X, section 8 of the Constitution, and legislation implementing its provisions, the Virginia legislature may and, under certain conditions, must set aside certain sums, not to exceed 10 percent of the state's average annual revenues from state income and sales taxes for the prior three years and pay such sums into the Fund. Based on 1991-1992 revenues, such cap would be approximately $478.0 million. The Virginia legislature must place monies in the Fund in any fiscal year in which the state's revenues from sales and income taxes grow at an above-average rate, the mandatory contribution being one-half of the amount of growth. Otherwise, any payments to the Fund are discretionary.
The purpose of the Fund is to provide a source of additional revenues in years when revenues do not equal financial and budget forecasts, provided that no monies can be withdrawn from the fund unless the shortfall in the forecast is at least two percent of the past year's sales and income tax receipts. Had the Fund been in effect in 1992, the amount that could have been withdrawn would have been approximately $97.0 million. Increases in state revenues in the most recent full fiscal year have triggered the requirement for mandatory payments into the Fund. For the current fiscal year, which closes on July 1, 1995, such payments will be $79.3 million. Estimated payments for fiscal year 1996 will be between $50.0 and $80.0 million. While such payments to the Fund might encumber monies otherwise available to pay debt service, the effect of these payments to the Fund and the repayment of existing or future obligations of the State cannot be ascertained.

     The application and interpretation of the amendments to the Constitution of Virginia set forth herein could be the subject of lawsuits in the Virginia courts. It is not possible to predict the outcome of litigation or the ultimate scope and impact of such provisions. Implementing the amendments to the Constitution of Virginia, further legislation and regulations could impact local property tax collections, excise taxes, other local taxes, fees and charges, and the ability of State agencies, local governments, commissions, authorities and districts to make future payments on outstanding debt obligations. Other measures affecting the taxing or spending authority of Virginia or its political subdivisions may be approved or enacted in the future.

     The effects of various constitutional and statutory provisions upon the ability of the issuers of Virginia Issues to pay interest and principal on their obligations remains unclear.

     In the event of a default in the payment of principal or interest on the State's general obligation bonds, legal remedies available to a bondholder to enforce payment against the State may be limited by the doctrine of sovereign immunity and the 11th Amendment to the United States Constitution, which prevent suits against the State without its consent. Virginia has consented to suits in its own courts on its contractual obligations. However, a court has no authority to enforce payment of any judgment against the State by levy or execution against property of the State as in the case of judgments against private persons. Any such judgment can only be satisfied by a special appropriation by the General Assembly. The Constitution of Virginia contains no explicit self-implementing mechanism for the repayment of its general obligation bonds in the event the General Assembly fails to appropriate the necessary bonds.

     The provisions of Section 15.1-227.61 of the Public Finance Act, Chapter 5, Title 15.1, Code of Virginia, 1950, as amended, in substance, direct the Governor of Virginia, upon satisfactory proof of default of any unit in the payment of principal of or interest on any general obligation bonds, immediately to order the Comptroller of Virginia to withhold all further payment to the unit of all funds, or any part thereof, appropriated and payable by Virginia to the unit for any and all purposes until such default is remedied. For as long as default continues, the law directs the Governor to require the Comptroller to pay to the holders of such bonds or the paying agent therefor all of the withheld funds or as much as are necessary to cover, or to cover insofar as possible, the default on such bonds. The Governor shall, as soon as practicable, give notice of such default and of the availability of funds with the paying agent or with the Comptroller by publication one time in a daily newspaper of general circulation in the City of Richmond and by mail to the registered owners of such bonds. Although the provisions of
Section 15.1-227.61 have never been tested in a Virginia court, the Attorney General of Virginia has opined that appropriated funds can be withheld pursuant to its provisions. The effects of the provisions of Section 15.1-227.61 on bonds which are not in default, are unclear.

     Although Virginia law currently does not authorize such action, future legislation may enable a county, city or municipality to file a petition for relief under the United
States Bankruptcy Code (the Bankruptcy Code) if it is insolvent or unable to pay its debts. Bankruptcy proceedings by a county, city or municipality could have adverse effects on the bondholders, including (1) delay in the enforcement of their remedies, (2) subordination of their claims to claims of those supplying goods and services to the county, city or municipality after the initiation of bankruptcy proceedings, and to the administrative expenses of bankruptcy proceedings, or (3) imposition without their consent of a reorganization plan reducing or delaying payment of the bonds. The Bankruptcy Code contains provisions intended to ensure that, in any reorganization plan not accepted by at least a majority of a class of creditors, such creditors will have the benefit of their original claims or the "indubitable equivalent". The effect of these and other provisions of the Bankruptcy Code cannot be predicted and may be significantly affected by judicial interpretation.

     Certain debt obligations in which the Fund invests may be payable solely from the revenues of certain issuers, specific institutions, or may be secured by specific properties, which are subject to provisions of other Virginia laws that could adversely affect the holders of such obligations. For example, the revenues of Virginia health care institutions may be subject to state laws. In addition, in regard to certain types of bonds, there are unique risks. For example, a governmental unit may be obligated to make payments which support debt service on bonds issued by an electric authority, whether or not the project is operating. In some instances, repayment of certain housing bonds would be from amounts obtained upon sale of the property after foreclosure. Payment of principal and interest on certificates of participation are subject each year to whether the issuing body makes an appropriation therefor. The issuing authority is not obligated to make such appropriation. Also, in some instances, an issuer could issue notes which, upon maturity, would be paid off by the proceeds of an anticipated future issuance of municipal securities. There is no assurance that the planned issuance of the municipal securities to pay off the notes will occur.

     With respect to Virginia Issues that are backed by a letter of credit issued by a foreign or domestic bank, the ultimate source of payment is the bank. Investment in foreign banks may involve risks not present in domestic investments. These include the fact that the foreign bank may be subject to different, and in some cases less comprehensive, regulatory, accounting, financial reporting and disclosure standards than are domestic banks.

     When Virginia Issues are insured by a municipal bond insurer, there are certain risks which the bond insurance policy typically does not cover. For example, some insurance policies do not insure against loss resulting from: (1) a pre-payment premium; (2) an optional or mandatory redemption (other than sinking fund redemptions); (3) an accelerated payment; (4) a payment of the purchase price of Virginia Issues upon tender thereof; and (5) a preference. Certain municipal bond insurers may not insure against nonpayment

Special Risk Considerations, cont.

of principal of or interest on Virginia Issues resulting from the insolvency, negligence or any other act or omission of a paying agent for Virginia Issues. Also, the capitalization of the various municipal bond insurers is not uniform. If an insurer of Virginia Issues must make payments pursuant to its bond insurance policy, such payments could be limited by, among other things, such companies' capitalization and insurance regulatory authorities.

     With regard to Virginia Issues which are secured in whole or in part pursuant to the terms of a master trust indenture, in some instances, the bond trustee would have no special claim in a bankruptcy proceeding to revenues of a Virginia Issue. Also, certain judicial decisions have cast doubt upon the right of a trustee in the event of the bankruptcy of an obligated issuer to collect and retain amounts from certain governmental programs.
The trustee in bankruptcy may satisfy the claims of the following parties prior to satisfying the claim of any bond owner: (1)
claims by persons supplying goods and services to the obligated issuers after bankruptcy, (2) the administrative expenses of the bankruptcy proceeding, (3) any secured creditor and (4) possibly certain other parties. Federal bankruptcy law permits, under certain circumstances, the adoption of a reorganization plan not agreed to by the owners of the majority, in aggregate principal amount of the bonds, even if such plan does not provide for payment in full of the bonds.

     The rights of the holders of the Virginia Issues and the enforceability of the Virginia Issues and the financing documents may be subject to (1) bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights, in effect now or after the date of the issuance of Virginia Issues, to the extent constitutionally applicable, (2) principles of equity, and (3) the exercise of judicial discretion.

     There are risks in any investment program, and there is no assurance that either Fund will achieve its investment objective. Virginia Issues are subject to relative degrees of risk, including credit risk, market volatility, tax law change and fluctuation of the return of the investment of the Virginia Issues proceeds. Credit risk relates to the issuer's, pledgor's, contributor's, grantor's, credit enhancer's and/or guarantor's ability to make timely payments of principal and interest and any premium. For example, in revenue bond financings, the bonds may be secured by moneys derived from the fees, rents and other charges collected from the bond-financed project. Payment of principal, interest and any premium on the bonds by the issuer of Virginia Issues may be adversely affected if the collection of fees, rents and charges from the project is diminished. Market volatility relates to the changes in market price that occur as a result of variations in the level of prevailing interest rates and yield relationships between sectors in the tax-exempt securities market and other market factors. Also, each Fund will be affected by general changes in interest rates nationally which will result in increases or decreases in the value of the securities held by such Fund.

     The ability of each Fund to achieve its investment objectives is dependent on the continuing ability of the issuers of Virginia Issues in which the Fund invests to meet their obligations for the payment of principal, interest and premium when due.

     Except for each Fund's investment objective and certain investment restrictions designated as fundamental in the Prospectus and herein, the investment policies described herein and in the Prospectus are not fundamental policies. The
Directors may change any non-fundamental investment policies without shareholder approval.

The Virginia Economy

Virginia's economy is a mixture of manufacturing, agriculture, tourism and the provision of services. Historically, expenditures of the federal government have played a large role in the State's economy because of its proximity to Washington and the large defense establishment in the Hampton Roads area of the State. In the 1980s, Virginia's economic growth outperformed the United States as a whole in such indicators as employment, personal income and population growth. With the recent recession, the outlook has changed. The rate of population growth has slowed, and state and local tax receipts have fallen or are stagnant, reflecting a flatness in the economy. Overbuilding in the commercial real estate sector, particularly in Northern Virginia, has resulted in a decline in real estate values, placing strains on the ability of local governments to balance their budgets without raising taxes or reducing services. Reductions in defense expenditures may require defense-dependent industries to down-size or redirect work to the civilian economy. While the State's basic economy is believed to be strong, it also appears that, because of these factors, its economic recovery will be generally slower than the Nation.

                     PORTFOLIO TRANSACTIONS

The Manager, pursuant to the Advisory Agreement dated July 20, 1990, supplemented by letter agreement dated July 26, 1990, and subject to the general control of the Company's Board of Directors, places all orders for the purchase and sale of Fund securities. Purchases of Fund securities are made either directly from the issuer or from dealers who deal in tax-exempt securities. The Manager may sell Fund securities prior to maturity if circumstances warrant and if it believes such disposition is advisable. In connection with portfolio transactions for the Company, the Manager seeks to obtain the best available net price and most favorable execution for its orders. The Manager has no agreement or commitment to place transaction with any broker-dealer and no regular formula is used to allocate orders to any broker-dealer. However, the Manager may place security orders with brokers or dealers who furnish research or other services to the Manager as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services would be generated only through purchase of new issue fixed income securities.

     Such research and other services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. The Manager continuously reviews the performance of the broker-dealers with whom it places orders for transactions. The receipt of research from broker-dealers that execute transactions on behalf of the Company may be useful to the Manager in rendering investment management services to other clients (including affiliates of the Manager), and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Company. While such research is available to and may be used by the Manager in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager for the benefit of the Company. Such research and services will be in addition to and not in lieu of research and services provided by the Manager, and the expenses of the Manager will not necessarily be reduced by the receipt of such supplemental research. See The Company's Manager.

     On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Company, as well as the Manager's other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Company with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Company. In some instances, this procedure may impact the price and size of the position obtainable for the Company.

     The tax-exempt security market is typically a "dealer" market in which investment dealers buy and sell bonds for their own accounts, rather than for customers, and although the price may reflect a dealer's mark-up or mark-down, the Company pays no brokerage commissions as such. In addition, some securities may be purchased directly from issuers.

Portfolio Turnover Rates

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year.

     The rate of portfolio turnover will not be a limiting factor when the Manager deems changes in the Virginia Bond Fund's portfolio appropriate in view of its investment objective. For example, securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities. Moreover, to optimize yields on the short-term liquidity portion of the Fund, daily and weekly demand bonds are utilized extensively. There are transactions in the Fund in this type of security virtually daily. These transactions, though short-term in nature, are included in the turnover rate. Increased use of daily and weekly demand bonds may result in higher portfolio turnover.

     For the last two fiscal years the Virginia Bond Fund's portfolio turnover rates were as follows:

           1994.....92.17%            1995.....68.53%


                  FURTHER DESCRIPTION OF SHARES

The Company is authorized to issue shares in separate classes or Funds. Ten Funds have been established, two of which are described in this SAI. Under the Articles of Incorporation, the Board of Directors is authorized to create new Funds in addition to those already existing without shareholder approval. The Company began offering shares of the Virginia Bond and Virginia Money Market Funds in October 1990.

     The assets of each Fund and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Company not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Board determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board.

     On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset values of the Funds' shares. However, on matters affecting an individual Fund a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter which does not affect that Fund but which requires a separate vote of another Fund. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Company's Board of Directors, and the holders of less than 50% of the shares voting for the election of Directors will not be able to elect any person as a Director.

     Shareholders of a particular Fund might have the power to elect all of the Directors of the Company because that Fund has a majority of the total outstanding shares of the Company. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

            CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, each Fund will not be liable for federal income taxes on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that are distributed to shareholders, provided that each Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

     To qualify as a regulated investment company, a Fund must, among other things, (1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the 90% test); (2) derive in each taxable year less than 30% of its gross income from the sale or other disposition of stock or securities held less than three months (the 30% test), and (3) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year. Furthermore, to pay tax-exempt interest income dividends, at least 50% of the value of each Fund's total assets at the close of each quarter of its taxable year must consist of obligations the interest of which is exempt from federal income tax. Each Fund intends to satisfy this requirement.

     The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable net investment income for the calendar year, (2) 98% of its capital gain net income for the twelve month period ending on October 31, and (3) any prior amounts not distributed. Each Fund intends to make such distributions as are necessary to avoid imposition of this excise tax.

     For federal income tax purposes, debt securities purchased by the Funds may be treated as having original issue discount. Original issue discount represents interest income for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as earned by the Funds, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. However, original issue discount with respect to tax-exempt obligations generally will be excluded from the Funds' taxable income, although such discount will be included in gross income for purposes of the 90% test and the 30% test described previously. Original issue discount with respect to tax-exempt securities is accrued and added to the adjusted tax basis of such securities for purposes of determining gain or loss upon sale or at maturity. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. An investment in a stripped bond or stripped coupon will result in original issue discount.

     Debt securities may be purchased by the Funds at a market discount. Market discount occurs when a security is purchased at a price less than the original issue price adjusted for accrued original issue discount, if any. The Funds intend to defer recognition of accrued market discount until maturity or other disposition of the bond. For securities purchased at a market discount, the gain realized on disposition will be treated as taxable ordinary income to the extent it does not exceed accrued market discount on the bond.

     The Funds may also purchase debt securities at a premium, i.e., at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date but no deduction is allowed for the premium amortization. The amortized bond premium will reduce the Funds' adjusted tax basis in the securities. For taxable securities, the premium may be amortized if the Funds so elect. The amortized premium on taxable securities is first offset against interest received on the securities and then allowed as a deduction, and, for securities issued after September 27, 1985, must be amortized under an economic accrual method.

Taxation of the Shareholders

Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. Dividends declared in October, November, or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a Fund pays the dividend during the following January. It is expected that none of the Funds' distributions will qualify for the corporate dividends-received deduction.

     To the extent that a Fund's dividends distributed to shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by a Fund, they will be excludable from a shareholder's gross income for federal income tax purposes. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from a Fund are includible in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

     A shareholder of the Virginia Bond Fund should be aware that a redemption of shares (including any exchange into another USAA
Fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, any loss on the redemption or exchange will be disallowed to the extent of such exempt-interest dividend. Similarly, if a shareholder of the Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss.

     The Funds may invest in private activity bonds. Interest on certain private activity bonds issued after August 7, 1986, is an item of tax preference for purposes of the Federal Alternative Minimum Tax (AMT), although the interest continues to be excludable from gross income for other purposes. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as tax preference items). Interest from private activity bonds is one of the tax preference items that is added to income from other sources for the purposes of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. For corporate investors, alternative minimum taxable income is increased by 75% of the amount by which adjusted current earnings (ACE) exceeds alternative minimum taxable income before the ACE adjustment. For corporate taxpayers, all tax-exempt interest is considered in calculating the AMT as part of the ACE. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.

     Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Manager's nor the Funds' counsel makes any review of proceedings relating to the issuance of tax-exempt securities or the basis of such opinions.

                        VIRGINIA TAXATION

The Commonwealth of Virginia generally adopts the federal tax treatment of regulated investment companies by adopting federal taxable income as the starting point for determining the Virginia taxable income of regulated investment companies. Accordingly, the Funds can reduce their taxable income by the amount of dividends that they distribute to their shareholders.

     As a regulated investment company, each Fund may distribute dividends (Virginia exempt-interest dividends) that are exempt from the Virginia income tax to its shareholders if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations, the interest on which is exempt from taxation under the laws of the United States. The Funds intend to qualify under the above requirement so that they can distribute Virginia exempt-interest dividends. If a Fund fails to so qualify, no part of its dividends will be exempt from the Virginia income tax.

     The portion of dividends constituting Virginia exempt-interest dividends is that portion derived from obligations of Virginia or its political subdivisions or instrumentalities which pay interest excludable from Virginia income under the laws of Virginia or derived from obligations of the United States which pay interest excludable from Virginia income under the laws of the United States. Dividends paid by the Funds and derived from interest on debt obligations of certain territories and possessions of the United States (those issued by Puerto Rico, the Virgin Islands and Guam) will be exempt from the Virginia income tax.

     When taxable income of a regulated investment company is commingled with exempt income, all income is presumed taxable in Virginia unless the portion of income which is exempt from Virginia income tax can be determined with reasonable certainty and substantiated. The determination must be made for each distribution to each shareholder. Accordingly, if the Funds receive taxable income, the portion of income which is exempt from Virginia income tax will be determined by the Funds for each distribution.

     To the extent any portion of the dividends distributed to the shareholders by the Funds are derived from taxable interest for Virginia purposes or, as a general rule, net short-term gains, such portion will be taxable to the shareholders as ordinary income. The character of long-term capital gains realized and distributed by the Bond Fund will flow through to its shareholders regardless of how long the shareholders have held their shares. Certain capital gains distributed to shareholders derived from certain Virginia obligations issued pursuant to special Virginia enabling legislation may be exempt from Virginia income taxes. Generally, interest on indebtedness incurred by shareholders to purchase or carry shares of the Funds will not be deductible for Virginia income tax purposes.

     The foregoing is only a summary of some of the important Virginia income tax considerations generally affecting the Funds and their shareholders, and does not address any Virginia taxes other than income taxes. No attempt is made to present a detailed explanation of the Virginia income tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Accordingly, potential investors in the Funds should consult their tax advisers with respect to the application of Virginia taxes to the receipt of the Funds' dividends and as to their own Virginia tax situation.

              DIRECTORS AND OFFICERS OF THE COMPANY

The Board of Directors of the Company consists of eight
Directors. Set forth below are the Directors and officers of the Company, and their respective offices and principal occupations during the last five years. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Rd., San Antonio, TX 78288.

Hansford T. Johnson 1, 2
Director and Chairman of the Board of Directors
Age: 59

Director, Vice Chairman and Deputy Attorney-in-Fact, United Services Automobile Association (USAA) and President, Chief Executive Officer, Director and Vice Chairman of the Board of Directors of USAA Capital Corporation and of its various subsidiaries and affiliates (9/93-present); Chief of Staff, USAA (1/93-8/93); Executive Vice President, USAA (10/92-12/92);
Commander-in-Chief, CINCTRANS, Department of Defense -Pentagon (9/89-9/92). Mr. Johnson currently serves as a Trustee and Chairman of the Boards of Trustees of USAA Investment Trust and USAA State Tax-Free Trust and as Director and Chairman of the Boards of Directors of USAA Investment Management Company (IMCO), USAA Mutual Fund, Inc., USAA Shareholder Account Services, USAA Federal Savings Bank and USAA Real Estate Company.

Michael J.C. Roth 1, 2
Director, President and Vice Chairman of the Board of Directors
Age: 53

Chief Executive Officer, IMCO (10/93-present); President,
Director and Vice Chairman of the Board of Directors, IMCO (1/90-present); Director, USAA Federal Savings Bank (12/83-8/91). Mr.
Roth currently serves as President, Trustee and Vice Chairman of the Boards of Trustees of USAA Investment Trust and USAA State
Tax-Free Trust, as President, Director and Vice Chairman of the
Boards of Directors of USAA Mutual Fund, Inc. and USAA
Shareholder Account Services, as Director of USAA Life Insurance
Company and as Trustee and Vice Chairman of USAA Life Investment Trust.

John W. Saunders, Jr. 1, 2, 4
Director and Vice President
Age: 60

Senior Vice President, Investments, IMCO (10/85-present); Director, BHC Financial, Inc. and BHC Securities, Inc. (1/87-present). Mr. Saunders currently serves as a Trustee and Vice President of USAA Investment Trust and USAA State Tax-Free Trust, as a Director of IMCO, Director and Vice President of USAA Mutual Fund, Inc., as Senior Vice President of USAA Shareholder Account Services, and as Vice President of USAA Life Investment Trust.

C. Dale Briscoe 4, 5
7829 Timber Top Drive
Boerne, TX  78006
Director
Age: 74

Retired.  Mr. Briscoe currently serves as a Trustee of USAA
Investment Trust and USAA State Tax-Free Trust and as a Director of USAA Mutual Fund, Inc.

George E. Brown 3, 4, 5
5829 Northgap Drive
San Antonio, TX  78239
Director
Age: 77

Retired.  Mr. Brown currently serves as a Trustee of USAA
Investment Trust and USAA State Tax-Free Trust and as a Director of USAA Mutual Fund, Inc.

Howard L. Freeman, Jr. 2, 3, 5
2710 Hopeton
San Antonio, TX  78230
Director
Age: 60

Assistant General Manager for Finance, San Antonio City Public
Service Board (1976-present).  Mr. Freeman currently serves as a
Trustee of USAA Investment Trust and USAA State Tax-Free Trust and as a Director of USAA Mutual Fund, Inc.

Directors and Officers of the Company, cont.

Richard A. Zucker 3, 4, 5
407 Arch Bluff
San Antonio, TX  78216
Director
Age: 52

Vice President, Beldon Roofing and Remodeling (1985-present).
Mr. Zucker currently serves as a Trustee of USAA Investment Trust and USAA State Tax-Free Trust and as a Director of USAA Mutual Fund, Inc.

Barbara B. Dreeben 3, 5
200 Patterson #1008
San Antonio, TX  78209
Director
Age: 50

President, Postal Addvantage (7/92-present); Consultant, Nancy Harkins Stationer, (8/91-present); Merchandise Manager, Nancy Harkins Stationer (7/82-8/91). Mrs. Dreeben currently serves as a Trustee of USAA Investment Trust and USAA State Tax-Free Trust and as a Director of USAA Mutual Fund, Inc.

Michael D. Wagner 1
Secretary
Age: 47

Vice President, Corporate Counsel, USAA (1982-present). Mr. Wagner has held various positions in the legal department of USAA since 1970 and currently serves as Vice President, Secretary and Counsel, IMCO and USAA Shareholder Account Services; Secretary, USAA Investment Trust, USAA Mutual Fund, Inc., and USAA State Tax-Free Trust; and as Vice President, Corporate Counsel, for various other USAA subsidiaries and affiliates.

Alex M. Ciccone 1
Assistant Secretary
Age: 45

Vice President, Compliance, IMCO (12/94-present); Vice President and Chief Operating Officer, Commonwealth Shareholder Services (6/94-11/94); Vice President, Compliance, IMCO (12/91-5/94); Vice President, Compliance, Fund Management Co. (10/89-11/91); and
Vice President, Compliance, AIM Distributors, Inc. (4/82-11/91).
Mr. Ciccone currently serves as Assistant Secretary of USAA
Investment Trust, USAA State Tax-Free Trust and USAA Mutual Fund, Inc.

Sherron A. Kirk 1
Treasurer
Age: 50

Vice President, Controller, IMCO (10/92-present); Vice President, Corporate Financial Analysis, USAA (9/92-10/92); Assistant Vice President, Financial Plans and Support, USAA (8/91-9/92); Assistant Vice President, Real Estate Accounting, USAA Real Estate Company (5/90-7/91). Mrs. Kirk currently serves as Treasurer of USAA Investment Trust, USAA State Tax-Free Trust, and USAA Mutual Fund, Inc., and as Vice President, Controller of USAA Shareholder Account Services.

Dean R. Pantzar 1
Assistant Treasurer
Age: 36

Director, Mutual Fund Accounting, IMCO (12/94-present); Senior Manager, KPMG Peat Marwick LLP (7/88-12/94). Mr. Pantzar currently serves as Assistant Treasurer of USAA Mutual Fund, Inc., USAA State Tax-Free Trust, and USAA Investment Trust.

-------
    1 Indicates those Directors and officers who are employees of the Manager or affiliated companies and are considered
         "interested persons" under the 1940 Act.
    2    Member of Executive Committee
    3    Member of Audit Committee
    4    Member of Pricing and Investment Committee
    5    Member of Corporate Governance Committee

     Between the meetings of the Board of Directors and while the Board is not in session, the Executive Committee of the Board of Directors has all the powers and may exercise all the duties of the Board of Directors in the management of the business of the Company which may be delegated to it by the Board. The Pricing and Investment Committee of the Board of Directors acts upon various investment-related issues and other matters which have been delegated to it by the Board. The Audit Committee of the Board of Directors reviews the financial statements and the auditor's reports and undertakes certain studies and analyses as directed by the Board. The Corporate Governance Committee of the Board of Directors maintains oversight of the organization, performance, and effectiveness of the Board and Independent Directors.

     In addition to the previously listed Directors and/or officers of the Company who also serve as Directors and/or officers of the Manager, the following individuals are Directors and/or executive officers of the Manager: Josue Robles, Jr., Senior Vice President, Chief Financial Officer/Controller, USAA; William McCrae, Senior Vice President, General Counsel and Secretary, USAA; Harry W. Miller, Senior Vice President, Investments (Equity); and John J. Dallahan, Senior Vice President, Investment Services. There are no family relationships among the Directors, officers and managerial level employees of the Company or its Manager.

     The following table sets forth information describing the compensation of the current Directors of the Company for their services as Directors for the fiscal year ended March 31, 1995.

 Name                       Aggregate        Total Compensation
   of                      Compensation        from the USAA
Director                 from the Company    Family of Funds (c)
-----                    ----------------    ------------------
C. Dale Briscoe              $4,876               $18,500
George E. Brown (a)           4,876                18,500
Barbara B. Dreeben            4,876                18,500
Howard L. Freeman, Jr.        4,876                18,500
Hansford T. Johnson           None (b)             None (b)
Michael J.C. Roth             None (b)             None (b)
John W. Saunders, Jr.         None (b)             None (b)
Richard A. Zucker             4,876                18,500
----------------
(a) The USAA Family of Funds has accrued deferred compensation for Mr. Brown in an amount (plus earnings thereon) of $20,118. The compensation was deferred by Mr. Brown pursuant to a non-qualified Deferred Compensation Plan, under which deferred amounts accumulate interest quarterly based on the annualized U.S. Treasury Bill rate in effect on the last day of the quarter. Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the USAA Funds until paid. The Deferred Compensation Plan was terminated in 1988 and no compensation has been deferred by any Trustee/Director of the USAA Family of Funds since the Plan was terminated.

(b)  Hansford T. Johnson, Michael J.C. Roth, and John W.
     Saunders, Jr. are affiliated with the Company's investment adviser, IMCO, and, accordingly, receive no remuneration from the Company or any other Fund of the USAA Family of Funds.

(c) At March 31, 1995, the USAA Family of Funds consisted of 4 registered investment companies offering 29 individual funds. Each Director presently serves as a Trustee or Director of each investment company in the USAA Family of Funds. In addition, Michael J.C. Roth presently serves as a Trustee of USAA Life Investment Trust, a registered investment company advised by IMCO, consisting of five funds offered to investors in a fixed and variable annuity contract with USAA Life Insurance Company. Mr. Roth receives no compensation as Trustee of USAA Life Investment Trust.

     All of the above Directors are also Trustees/Directors of the other funds for which IMCO serves as investment adviser. No compensation is paid by any fund to any Trustee/Director who is a director, officer, or employee of IMCO or its affiliates. No pension or retirement benefits are accrued as part of fund expenses. The Company reimburses certain expenses of the Directors who are not affiliated with the investment adviser. As of June 30, 1995, the officers and Directors of the Company and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Company.

     The Company knows of no one person who, as of June 30, 1995, held of record or owned beneficially 5% or more of either Fund's shares.

                      THE COMPANY'S MANAGER

As described in the Prospectus, USAA Investment Management
Company is the Manager and investment adviser, providing services under the Advisory Agreement. The Manager, organized in May
1970, has served as investment adviser and underwriter for USAA
Tax Exempt Fund, Inc. from its inception.

     In addition to managing the Company's assets, the Manager advises and manages the investments for USAA and its affiliated companies as well as those of USAA Mutual Fund, Inc., USAA Investment Trust and USAA State Tax-Free Trust. As of the date of this SAI, total assets under management by the Manager were approximately $27 billion, of which approximately $15 billion were in mutual fund investments.

Advisory Agreement

Under the Advisory Agreement, the Manager provides an investment program, carries out the investment policy and manages the portfolio assets for each Fund. The Manager is authorized, subject to the control of the Board of Directors of the Company, to determine the selection, amount and time to buy or sell securities for each Fund. In addition to providing investment services, the Manager pays for office space, facilities, business equipment and accounting services (in addition to those provided by the Custodian) for the Company. The Manager compensates all personnel, officers and Directors of the Company if such persons are also employees of the Manager or its affiliates. For these services under the Advisory Agreement, the Company has agreed to pay the Manager a fee computed as described under Management of the Company in the Prospectus. Management fees are computed and accrued daily and payable monthly.

     Except for the services and facilities provided by the Manager, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any), brokerage commissions on portfolio transactions
(if any), expenses of issuance and redemption of shares, charges of transfer agents, custodians and dividend disbursing agents, cost of preparing and distributing proxy material, costs of printing and engraving stock certificates, auditing and legal expenses, certain expenses of registering and qualifying shares for sale, fees of Directors who are not interested persons (not affiliated) of the Manager, costs of typesetting, printing and mailing the Prospectus, SAI and periodic reports to existing shareholders, and any other charges or fees not specifically enumerated. The Manager pays the cost of printing and mailing copies of the Prospectus, the SAI, and reports to prospective shareholders.

     The Advisory Agreement will remain in effect until June 30, 1996 for each Fund and will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board of Directors (on behalf of such Fund) including a majority of the Directors who are not interested persons of the Manager or (otherwise than as Directors) of the Company, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Company or the Manager on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined in the 1940 Act).

     Under the terms of the Advisory Agreement, the Manager is required to reimburse each Fund in the event that the total annual expenses, inclusive of the management fee, but exclusive of the interest, taxes and brokerage fees and extraordinary items, incurred by that Fund exceeds any applicable state expense limitation. At the current time, the most restrictive expense limitation is 2.5% of the first $30,000,000 of average net assets
(ANA), 2% of the next $70,000,000 ANA, and 1.5% of the remaining ANA.

     From time to time the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. Any such waiver or reimbursement may be terminated by the Manager at any time without prior notice to shareholders. The Manager has voluntarily agreed to limit each Fund's annual expenses to .50% of its ANA until August 1, 1996 and will reimburse the Funds for all expenses in excess of the limitations.

     For the last three fiscal years, management fees were as follows:

                                      1993        1994        1995
                                     ------      ------      ------
  Virginia Bond Fund                $613,802    $831,660    $794,044
  Virginia Money Market Fund        $268,255    $271,935    $330,961

     Because the Funds' expenses exceeded the Manager's voluntary expense limitation of .50% of average net assets, in 1993 the Manager did not receive management fees of $73,254 from the Virginia Bond Fund and $96,405 from the Virginia Money Market Fund. For 1994 and 1995, the Manager did not receive management fees of $83,779 and $58,402, respectively, from the Virginia Money Market Fund.

Underwriter

The Company has an agreement with the Manager for exclusive underwriting and distribution of the Funds' shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other compensation for such distribution services.

Transfer Agent

USAA Shareholder Account Services performs transfer agent services for the Company under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends and production of reports with respect to account activity for shareholders and the Company. For its services under the Transfer Agency Agreement, USAA Shareholder Account Services is paid an annual fixed fee per account of $26.00 by each Fund. This fee is subject to change at any time.

     The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. In addition, the Funds pay all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Company.

                       GENERAL INFORMATION

Custodian

State Street Bank and Trust Company, P.O. Box 1713, Boston, MA 02105, is the Company's Custodian. The Custodian is responsible for, among other things, safeguarding and controlling the Company's cash and securities, handling the receipt and delivery of securities and collecting interest on the Company's investments.

Counsel

Goodwin, Procter & Hoar, Exchange Place, Boston, MA 02109, will review certain legal matters for the Company in connection with the shares offered by the Prospectus.

Independent Auditors

KPMG Peat Marwick LLP, 112 East Pecan, Suite 2400, San Antonio,
TX 78205, is the Company's independent auditor. In this capacity, the firm is responsible for auditing the annual financial statements of the Funds and reporting thereon.

Financial Statements

The financial statements of the Funds and the Independent Auditors' Report thereon for the fiscal year ended March 31, 1995, are included in the Annual Report to Shareholders of that date and are incorporated herein by reference. A copy of the Annual Report will be delivered free of charge with each SAI requested from the Manager at the address set forth on page 1 of this statement.

                 CALCULATION OF PERFORMANCE DATA

Information regarding total return and yield of each Fund is provided under Performance Information in the Prospectus. See
Valuation of Securities herein for a discussion of the manner in which each Fund's price per share is calculated.

Total Return

The Virginia Bond Fund may advertise performance in terms of average annual total return for 1, 5 and 10 year periods, or for such lesser period as the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                         P(1 + T)^n = ERV

Where:    P    =    a hypothetical initial payment of $1,000
          T    =    average annual total return
          n    =    number of years
          ERV  =    ending redeemable value of a hypothetical
                    $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the year or period

Calculation of Performance Data, cont.

     The calculation assumes all charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by such Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

     The date of commencement of operations for the Virginia Bond
Fund was October 15, 1990. The Fund's average annual total returns for the periods ended March 31, 1995 were:

       1 year. . . . 6.61%         Since inception. . . . 8.30%

Yield

The Virginia Bond Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

        YIELD = 2((((a-b)/(cd)+1^6)-1)

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursement) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

     For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation in a Fund's portfolio and all recurring charges are recognized.

  The Fund's 30-day yield for the period ended March 31, 1995 was 5.83%.

Yield - Virginia Money Market Fund

When the Virginia Money Market Fund quotes a current annualized yield, it is based on a specified recent seven-calendar-day period. It is computed by (1) determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base return, then (3) multiplying the base period by 52.14 (365 divided by 7). The resulting yield figure is carried to the nearest hundredth of one percent.

     The calculation includes (1) the value of additional shares purchased with dividends on the original share, and dividends declared on both the original share and any such additional shares, and (2) any fees charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average account size.

     The capital changes excluded from the calculation are realized capital gains and losses from the sale of securities and unrealized appreciation and depreciation. The Fund's effective (compounded) yield will be computed by dividing the seven-day annualized yield as defined above by 365, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

     Current and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio.

       Yield For 7-day Period Ended 3/31/95 . . . . 3.60%
  Effective Yield For 7-day Period Ended 3/31/95 . . . . 3.67%

Tax Equivalent Yield

The Virginia Money Market Fund may advertise performance in terms of a tax equivalent yield based on the 7-day yield or effective yield and the Virginia Bond Fund may advertise performance in terms of a 30-day tax equivalent yield. The tax equivalent yield is computed by dividing that portion of the yield of a Fund (computed as described in the preceding paragraphs) which is tax-exempt, by the complement of a tax rate of 36.75% (31% federal plus 5.75% state, or other relevant rates) and adding the result to that portion, if any, of the yield of such Fund that is not tax-exempt. The complement, for example, of a tax rate of 36.75% is 63.25%, that is [1.00 - .3675 = .6325].

     Based on a tax rate of 36.75%, the tax equivalent yields for the Virginia Bond and the Virginia Money Market Funds for the period ended March 31, 1995 were 9.22% and 5.69%, respectively.

      APPENDIX A - TAX-EXEMPT SECURITIES AND THEIR RATINGS

Tax-Exempt Securities

Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

     The two principal classifications of tax-exempt securities are "general obligations" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt private activity bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying tax-exempt securities. Short-term obligations issued by states, cities, municipalities or municipal agencies, include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and Short-Term Discount Notes.

     The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the Tax-Exempt Bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc. (Moody's), Standard & Poor's Ratings Group (S&P), Fitch Investors Service, Inc. (Fitch), Duff & Phelps Inc., Thompson BankWatch, Inc., and IBCA Inc. represent their opinions of the quality of the securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager to appraise independently the fundamental quality of the tax-exempt securities included in a Fund's portfolio.

Ratings

Excerpts from Moody's Bond (Tax-Exempt Securities) Ratings:

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note: Those bonds in the Aa, A, and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, and Baa1.

Appendix A, cont.

Excerpts of Moody's Ratings of Short-Term Loans (State and Tax-
Exempt Notes):

Moody's ratings for state and tax-exempt notes and other short-term obligations are designated Moody's Investment Grade (MIG).
Symbols used will be as follows:

MIG-1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG-2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

Excerpts of Moody's Rating of Commercial Paper:

Prime-1 Issuers have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          Leading market positions in well-established industries. High rates of return on funds employed.
          Conservative capitalization structure with moderate
             reliance on debt and ample asset protection.
          Broad margins in earnings coverage of fixed financial
             charges and high internal cash generation.
          Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Excerpts from S&P's Bond Ratings:

AAA  Debt rated AAA has the highest rating assigned by S&P.
     Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Excerpts of S&P's Ratings of Tax-Exempt Notes:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Excerpts of S&P's Rating of Commercial Paper:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Excerpts of Fitch's Ratings of Bonds:

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

Plus (+) and Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

Excerpts of Fitch's Ratings to Commercial Paper, Certificates of
Deposit and Tax-Exempt Notes:

F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.

Excerpts from Duff & Phelps Long-Term Rating Scale:

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

Excerpts from Duff & Phelps Commercial Paper Rating Scale:

Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Appendix A, cont.

Thompson BankWatch, Inc.

TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TBW-3 The lowest investment grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

IBCA Inc.

A1 Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

A2   Obligations supported by a good capacity for timely repayment.

A3   Obligations supported by a satisfactory capacity for timely repayment.

B Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

C Obligations for which there is a high risk of default or which are currently in default.

        APPENDIX B - COMPARISON OF PORTFOLIO PERFORMANCE

Occasionally, we may make comparisons in advertising and sales literature between the Funds contained in this SAI and other Funds in the USAA Family of Funds. These comparisons may include such topics as risk and reward, investment objectives, investment strategies, and performance.

     Fund performance also may be compared to the performance of broad groups of mutual funds with similar investment goals or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources may be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund. The Fund or its performance may also be compared to products and services not constituting securities subject to registration under the Securities Act of 1933 such as, but not limited to, certificates of deposit and money market accounts. Sources for performance information and articles about the Fund may include the following:

AAII Journal, a monthly association magazine for members of the American Association of Individual Investors.

Arizona Republic, a newspaper which may cover financial and investment news.

Austin American-Statesman, a newspaper which may cover financial news.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

The Bond Buyer, a daily newspaper which covers bond market news.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds.

Chicago Tribune, a newspaper which may cover financial news.

Consumer Reports, a monthly magazine which from time to time reports on companies in the mutual fund industry.

Dallas Morning News, a newspaper which may cover financial news.

Denver Post, a newspaper which may quote financial news.

Financial Planning, a monthly magazine that periodically features companies in the mutual fund industry.

Financial Services Week, a weekly newspaper which covers financial news.

Financial World, a monthly magazine which may periodically review mutual fund companies.

Forbes, a national business publication that periodically reports the performance of companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

Fund Action, a mutual fund news report.

Houston Chronicle, a newspaper which may cover financial news.

Houston Post, a newspaper which may cover financial news.

IBC/Donoghue's Moneyletter, a biweekly newsletter which covers financial news and from time to time rates specific mutual funds.

IBC's Money Market Insight, a monthly money market industry analysis prepared by IBC USA, Inc.

Income and Safety, a monthly newsletter that rates mutual funds.

InvesTech, a bimonthly investment newsletter.

Investment Advisor, a monthly publication directed primarily to the advisor community; includes ranking of mutual funds using a proprietary methodology.

Investment Company Institute, a national association of the American Investment Company industry.

Investor's Business Daily, a newspaper which covers financial news.

Kiplinger's Personal Finance Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Lipper Analytical Services, Inc.'s Fixed Income Fund Performance
Analysis, a monthly publication of industry-wide mutual fund performance averages by type of fund.

Lipper Analytical Services, Inc.'s Mutual Fund Performance
Analysis, a weekly and quarterly publication of industry-wide mutual fund performance averages by type of fund.

Los Angeles Times, a newspaper which may cover financial news.

Louis Rukeyser's Wall Street, a publication for investors.

Medical Economics, a monthly magazine providing information to the medical profession.

Money, a monthly magazine that features the performance of both specific funds and the mutual fund industry as a whole.

Money Fund Report, a weekly publication of the Donoghue Organization, Inc., reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically: (1) Taxable Money Fund Averages: "100% U.S. Treasury" and "First Tier" and (2) Tax-Free Money Fund Averages:
"Stockbroker and General Purpose" and "State Specific Stockbroker and General Purpose".

Morningstar 5 Star Investor, a monthly newsletter by Morningstar,
Inc. which covers financial news and rates mutual funds.

Muni Bond Fund Report, a monthly newsletter which covers news on the municipal bond market and features performance data for municipal bond mutual funds.

MuniWeek, a weekly newspaper which covers news on the municipal bond market.

Mutual Fund Forecaster, a monthly newsletter that ranks mutual funds.

Mutual Fund Investing, a newsletter covering mutual funds.

Mutual Fund Performance Report, a monthly publication of industry-wide mutual fund averages produced by Morningstar, Inc.

Mutual Funds Magazine, a monthly publication reporting on mutual fund investing.

Appendix B, cont.

Mutual Fund Source Book, an annual publication produced by Morningstar, Inc. which describes and rates mutual funds.

Mutual Fund Values, a biweekly guidebook to mutual funds produced by Morningstar, Inc. (a data service which tracks open-end mutual funds).

Newsweek, a national business weekly.

New York Times, a newspaper which may cover financial news.

No Load Fund Investor, a newsletter covering companies in the mutual fund industry.

Personal Investor, a monthly magazine which from time to time features mutual fund companies and the mutual fund industry.

San Antonio Business Journal, a weekly newspaper that periodically covers mutual fund companies as well as financial news.

San Antonio Express-News, a newspaper which may cover financial news.

San Francisco Chronicle, a newspaper which may cover financial news.

Smart Money, a monthly magazine featuring news and articles on investing and mutual funds.

USA Today, a newspaper which may cover financial news.

U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

Wall Street Journal, a Dow Jones and Company, Inc. newspaper which covers financial news.

Washington Post, a newspaper which may cover financial news.

Weisenberger Mutual Funds Investment Report, a monthly newsletter that reports on both specific mutual fund companies and the mutual fund industry as a whole.

Worth, a magazine which covers financial and investment subjects including mutual funds.

Your Money, a monthly magazine directed towards the novice investor.

     Among the organizations cited above, Lipper Analytical Services, Inc.'s tracking results may be used. The Fund will be compared to Lipper's appropriate fund category according to objective and portfolio holdings. The Virginia Bond Fund will be compared to funds in Lipper's Virginia tax-exempt bond funds category, and the Virginia Money Market Fund to funds in Lipper's Virginia short-term tax-exempt bond funds category. Footnotes in advertisements and other sales literature will include the time period applicable for any rankings used.

     For comparative purposes, unmanaged indices of comparable securities or economic data may be cited. Examples include the following:

 - Shearson Lehman Hutton Bond Indices, indices of fixed-rate debt issues rated investment grade or higher which can be found in the Bond Market Report.

 - Bond Buyer Indices, indices of debt of varying maturities including revenue bonds, general obligation bonds, and U.S.
     Treasury bonds which can be found in MuniWeek and The Bond Buyer.

     Other sources for total return and other performance data which may be used by the Fund or by those publications listed previously are Morningstar, Inc., Schabaker Investment
Management, and Investment Company Data, Inc. These are services that collect and compile data on mutual fund companies.

           APPENDIX C - TAXABLE EQUIVALENT YIELD TABLE

      COMBINED FEDERAL AND VIRGINIA STATE INCOME TAX RATES


TO MATCH A                      A FULLY TAXABLE INVESTMENT
 DOUBLE                            WOULD HAVE TO PAY YOU:
TAX-FREE   ASSUMING A MARGINAL    ASSUMING A MARGINAL    ASSUMING A MARGINAL
YIELD OF: TAX RATE OF 33.75% (a) TAX RATE OF 36.75% (b) TAX RATE OF 41.75% (c)

  2.00%            3.02%                  3.16%                   3.43%

  3.00%            4.53%                  4.74%                   5.15%

  4.00%            6.04%                  6.32%                   6.87%

  5.00%            7.55%                  7.91%                   8.58%

  6.00%            9.06%                  9.49%                  10.30%

     (a)  FEDERAL RATE OF 28% + VIRGINIA STATE RATE OF 5.75%

     (b)  FEDERAL RATE OF 31% + VIRGINIA STATE RATE OF 5.75%

     (c)  FEDERAL RATE OF 36% + VIRGINIA STATE RATE OF 5.75%


THIS TABLE IS A HYPOTHETICAL ILLUSTRATION AND SHOULD NOT BE CONSIDERED AN INDICATION OF FUND PERFORMANCE OF ANY OF THE USAA FAMILY OF FUNDS.

THE ASSUMED MARGINAL TAX RATES ARE NOT NECESSARILY THE HIGHEST POSSIBLE MARGINAL TAX RATES, NOR ARE THEY THE LOWEST RATES.
THESE RATES WERE PICKED AS EXEMPLARY RATES THAT MANY TAXPAYERS WOULD BE SUBJECT TO. THE TABLE DOES NOT TAKE INTO ACCOUNT THE FACT THAT SOME TAXPAYERS MAY GET A DEDUCTION ON THEIR FEDERAL RETURN FOR STATE TAXES PAID. THIS EFFECT WOULD NOT SIGNIFICANTLY CHANGE THE TAX EQUIVALENT YIELDS DISPLAYED IN THE TABLE.

               APPENDIX D - DOLLAR-COST AVERAGING

Dollar-cost averaging is a systematic investing method which can be used by investors as a disciplined technique for investing. A fixed amount of money is invested in a security (such as a stock or mutual fund) on a regular basis over a period of time, regardless of whether securities markets are moving up or down.

     This practice reduces average share costs to the investor who acquires more shares in periods of lower securities prices and fewer shares in periods of higher prices.

     While dollar-cost averaging does not assure a profit or protect against loss in declining markets, this investment strategy is an effective way to help calm the effect of fluctuations in the financial markets. Systematic investing involves continuous investment in securities regardless of fluctuating price levels of such securities. Investors should consider their financial ability to continue purchases through periods of low and high price levels.

     As the following chart illustrates, dollar-cost averaging tends to keep the overall cost of shares lower. This example is for illustration only, and different trends would result in different average costs.


                    HOW DOLLAR-COST AVERAGING WORKS

                       $100 Invested Regularly for 5 Periods

                                     Market Trend
             ---------------------------------------------------------------

                    Down                  Up                    Mixed
             ------------------    ------------------    -------------------
             Share      Shares     Share      Shares     Share       Shares
Investment   Price    Purchased    Price    Purchased    Price     Purchased
             ------------------    ------------------    -------------------
    $100      10         10          6       16.67         10         10
     100       9         11.1        7       14.29          9         11.1
     100       8         12.5        7       14.29          8         12.5
     100       8         12.5        9       11.1           9         11.1
     100       6         16.67      10       10            10         10
     ---      --         -----      --       -----         --         -----
    $500   ***41         62.77   ***39       66.35      ***46         54.7
             *Avg. Cost: $7.97   *Avg. Cost: $7.54       *Avg. Cost:  $9.14
                         -----               -----                    -----
           **Avg. Price: $8.20 **Avg. Price: $7.80     **Avg. Price:  $9.20
                         -----               -----                    -----

  *  Average Cost is the total amount invested divided by shares purchased.
 ** Average Price is the sum of the prices paid divided by number of purchases. *** Cumulative total of share prices used to compute average prices.



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